UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21864

WisdomTree Trust

(Exact name of registrant as specified in charter)

250 West 34th Street, 3rd Floor

New York, NY 10119

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 909-9473

Date of fiscal year end: August 31

Date of reporting period: August 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Reports to Shareholders are attached hereto.

WisdomTree Trust

Annual Report

August 31, 2022

Currency Strategy Funds:

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

WisdomTree Chinese Yuan Strategy Fund (CYB)

WisdomTree Emerging Currency Strategy Fund (CEW)

Fixed Income Funds:

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

WisdomTree Emerging Markets Local Debt Fund (ELD)

WisdomTree Floating Rate Treasury Fund (USFR)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

WisdomTree Mortgage Plus Bond Fund (MTGP)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

Alternative Funds:

WisdomTree Alternative Income Fund (HYIN)

WisdomTree CBOE S&P 500 PutWrite Strategy Fund (PUTW)

WisdomTree Efficient Gold Plus Equity Strategy Fund (GDE)

WisdomTree Efficient Gold Plus Gold Miners Strategy Fund (GDMN)

WisdomTree Enhanced Commodity Strategy Fund (GCC)

WisdomTree Managed Futures Strategy Fund (WTMF)

WisdomTree Target Range Fund (GTR)

“WisdomTree” is a registered mark of WisdomTree Investments, Inc. and is licensed for use by the WisdomTree Trust.

Market Environment Overview

(unaudited)

Global equity markets, as measured by the MSCI ACWI Index, returned -15.88% in U.S. dollar terms for the 12-month period ending August 31, 2022. Over the same period, U.S. equities, measured by the S&P 500 Index, returned -11.23%. Internationally, the MSCI EAFE Index, which represents equity markets in the developed world outside the U.S. and Canada, returned -19.80% in U.S. dollar terms. Within the developing world, the MSCI Emerging Markets Index returned -21.80% in U.S. dollar terms.

The Bloomberg U.S. Aggregate Bond Index, a measurement of broad U.S. fixed income, lost 11.52% over the fiscal year. Commodities have been a strong beneficiary of this year’s market volatility, with the Bloomberg Commodity Index, representing global commodity activity, returning 27.72%. Foreign exchange performance over the 12-month period was also mixed, but the U.S. dollar strengthened considerably against most developed and emerging market currencies. Every G10 currency weakened against the U.S. dollar, while only a small handful of emerging market currencies have strengthened against it. The CBOE® Volatility Index, which measures options market positioning as a proxy for volatility, crept higher over the fiscal year and exhibited brief spikes coinciding with major headline risks.

Equity markets struggled over the 12-month period. As the calendar turned to 2022, markets turned risk-off over concerns of stubbornly high inflation and the expectation that central banks around the world would have to raise interest rates to quell surging price levels. Though most monetary authorities have begun their rate hike campaigns, investors have yet to see them begin to consistently dampen inflation by the end of the fiscal year. Inflationary impulses have been exacerbated by Russia’s war with Ukraine, which began in early 2022 and caused a ripple effect of issues affecting energy supplies and global supply chains. Markets have begun to expect that central banks will have to tighten monetary policy so much that they may tip their economies into a recession just to fight inflation. Meanwhile, bond yields are rising commensurate with interest rate expectations, resulting in a higher (though inverted) yield curve than we’ve encountered in the past few years. These prevailing bearish sentiments had material impacts for the equity, fixed income, commodity, and currency markets.

The remaining four months of 2021 were volatile, although they pale in comparison to the drawdowns experienced so far in 2022. With monetary policy around the world remaining firmly accommodative, investors turned their attention to when central banks may have to finally begin raising rates to prevent the recovering economy from overheating. Coupled with a few temporary COVID-19 surges, markets did not regain their footing until December. Equity markets were mixed, led by U.S. equities, and weighed down by emerging markets by about 6% and -5% respectively, while the remaining indexes mentioned above were roughly flat.

Beginning 2022, investors’ concerns over inflation and the ensuing effect on monetary policy took hold of markets, sending equities and fixed income lower in unison. Record inflation rates, exacerbated by ripple effects from the Russia-Ukraine war, provided a massive tailwind to commodities, however, with the Bloomberg Commodity Index, gaining over 25% in the first quarter of 2022 alone. Meanwhile, the U.S. dollar began its surge as markets forecasted that forthcoming higher interest rates in the U.S. would not immediately be offset by rate hikes in other areas of the world, propelling it to new highs. By the end of Q1 2022, major currencies like the British pound sterling (GBP), euro (EUR) and Japanese yen (JPY) all weakened by about 3-5% versus the U.S. dollar. Overall, the bearish overhang weighed too heavily on most markets, rendering them unable to recover during the quarter.

The second quarter of 2022 provided much of the same sentiment and volatility that characterized the first quarter, but on a greater scale. Inflation remained stubbornly high, and the effects of the ongoing war between Russia and Ukraine left investors with little to be excited about. After a particularly volatile June, the equity indexes fell between 10-15% each. Inflation continued to eat into fixed income returns as well, sending the Bloomberg U.S. Aggregate Bond Index down another 5% as well. Even commodities fell back down to earth after their stellar first quarter, falling about 6%. By the end of the second quarter

WisdomTree Trust	1

Market Environment Overview

(unaudited) (concluded)

of 2022, all G10 currencies were weaker versus the U.S. dollar by anywhere from 3-10%, with the GBP, EUR and JPY continuing their slide.

The final two months of the fiscal year saw a brief reprieve from the first half of 2022’s volatility in July, only for markets to continue falling in August. The narrative has unfortunately been the same: stubbornly high inflation, partially due to higher energy prices, indicates that the U.S. Federal Reserve and other central banks must raise rates even higher to combat it, even if it means tipping economies into recession. That bearish sentiment continues to weigh on equity indexes, and forced them to give up most, if not all, of their brief July gains by the end of the fiscal year in August. U.S. Treasury yields continue to climb, weighing on fixed income more broadly, though the yield curve remains inverted, potentially portending a recession if historical indications hold. Commodities have regained their footing again amid the record inflation readings, while the U.S. dollar continues to strengthen. Existing currency pair relationships have tested levels last seen decades ago, with the JPY hovering near 145 and the EUR near parity with the U.S. dollar. Even the GBP has breached 1.15 per U.S. dollar after trading in the 1.25-1.50 range for much of the past decade.

Each WisdomTree Fund’s performance as set forth in “Management’s Discussion of Funds’ Performance” in the pages that follow should also be viewed in light of the foregoing market environment.

2	WisdomTree Trust

Information about Performance and Shareholder Expense Examples (unaudited)

Performance

The performance tables on the following pages are provided for comparative purposes and represent the period noted. Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the midpoint of the bid and ask price for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange traded funds (“ETFs”), NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

Fund shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Fund NAV returns are calculated using a Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid and ask price as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the most recent month-end performance information visit www.wisdomtree.com.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and an index is not available for direct investment. In comparison, the Funds’ performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes on transactions in Fund shares or taxes that a shareholder would pay on Fund distributions. Past performance is no guarantee of future results.

Shareholder Expense Examples

Each Fund’s performance table is accompanied by a shareholder expense example. As a shareholder of a WisdomTree Fund, you incur two types of cost: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2022 to August 31, 2022. Except where noted, expenses are calculated using each Fund’s annualized expense ratio (after the effect of contractual or voluntary fee waivers, if any), multiplied by the average account value for the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratio does not include acquired fund fees and expenses (“AFFEs”), which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies.

Actual expenses

The first line in the shareholder expense example table shown on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second line in the shareholder expense example table shown on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

WisdomTree Trust	3

Management’s Discussion of Funds’ Performance

as of August 31, 2022 (unaudited)

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	93.8%
Exchange-Traded Funds	4.2%
Other Assets less Liabilities‡	2.0%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Holdings*

Description	% of Net Assets
U.S. Treasury Bill, 1.69%, 10/13/22	23.6%
U.S. Treasury Bill, 1.49%, 9/15/22	23.5%
U.S. Treasury Bill, 2.72%, 12/8/22	23.4%
U.S. Treasury Bill, 2.25%, 11/17/22	23.3%
WisdomTree Floating Rate Treasury Fund (USFR)^	4.2%
*

The largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

^	For a full list of holdings information for the underlying WisdomTree fund, please see page 45 of this report.

The WisdomTree Bloomberg U.S. Dollar Bullish Fund (the “Fund”) seeks to provide total returns, before fees and expenses, that exceed the performance of the Bloomberg Dollar Total Return Index (the “Index”). The Fund seeks to achieve its investment objective by investing in short-term securities and instruments designed to potentially benefit as the U.S. dollar appreciates in value relative to a basket of global currencies. Although the Fund invests in short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the Fund to maintain a constant share price.

The Fund returned 12.67% at net asset value (“NAV”) for the fiscal year ended August 31, 2022 (for more complete performance information please see the table below). The U.S. dollar generally appreciated versus a basket of global currencies. Overall, the Fund’s use of derivatives to gain long exposure to the U.S. dollar measured against a basket of global currencies added to performance during the fiscal year as the U.S. dollar strengthened. Additionally, interest rates in the U.S. Treasury market began to increase as the Federal Reserve sought to combat inflation. Compared to other major central banks, the U.S. increased rates at a faster pace leading to broad-based dollar strength. Additionally, higher rates also increased returns for the Fund due to higher income on Fund collateral invested in U.S. Treasury bills as part of its investment strategy.

Shareholder Expense Example (for the six-month period ended August 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,099.20	0.50%[1]	$2.65
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%[1]	$2.55
[1]

WisdomTree Asset Management, Inc. voluntarily waives a portion of its advisory fee, that it would otherwise charge, in an amount equal to the acquired fund fees and expenses (“AFFEs”) attributable to the Fund’s investment in the underlying WisdomTree fund. The “Annualized Net Expense Ratio” does not include the impact of AFFEs.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	12.67%	2.06%	3.29%	3.04%
Fund Market Price Returns	12.64%	1.88%	3.30%	3.04%
Bloomberg Dollar Total Return Index	13.27%	2.38%	3.29%	3.24%
Bloomberg Dollar Spot Index	12.98%	2.12%	2.36%	2.78%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on December 18, 2013.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

4	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2022 (unaudited)

WisdomTree Chinese Yuan Strategy Fund (CYB)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	65.0%
Exchange-Traded Funds	4.0%
Repurchase Agreement	31.8%
Other Assets less Liabilities‡	-0.8%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Holdings*

Description	% of Net Assets
U.S. Treasury Bill, 1.28%, 10/13/22	34.5%
Citigroup, Inc., tri-party repurchase agreement, 2.30%, 9/1/22††	31.8%
U.S. Treasury Bill, 2.75%, 12/8/22	30.5%
WisdomTree Floating Rate Treasury Fund (USFR)^	4.0%
*

The largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government agency securities.

^	For a full list of holdings information for the underlying WisdomTree fund, please see page 45 of this report.

The WisdomTree Chinese Yuan Strategy Fund (the “Fund”) seeks to achieve total returns reflective of both money market rates in China available to foreign investors and changes in value of the Chinese yuan relative to the U.S. dollar. The Fund seeks to achieve its investment objective by investing in short-term securities and instruments designed to provide exposure to Chinese currency and money market rates. The Chinese yuan is a developing market currency, which can experience periods of significant volatility. Although the Fund invests in short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the Fund to maintain a constant share price.

The Fund returned -3.88% at net asset value (“NAV”) for the fiscal year ended August 31, 2022 (for more complete performance information please see the table below). After depreciating modestly versus the Chinese yuan to start the fiscal year, the U.S. dollar generally appreciated after April 2022. As a result, the Fund’s use of derivatives to gain exposure to the Chinese yuan detracted from Fund performance during the fiscal year as the U.S. dollar strengthened. Aggressive rate hikes by the Federal Reserve to combat inflation led to increased demand for U.S. dollars. Additionally, China’s Zero-Covid policy negatively impacted sentiment and economic activity.

Shareholder Expense Example (for the six-month period ended August 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$927.60	0.45%[1]	$2.19
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	0.45%[1]	$2.29
[1]

WisdomTree Asset Management, Inc. voluntarily waives a portion of its advisory fee, that it would otherwise charge, in an amount equal to the acquired fund fees and expenses (“AFFEs”) attributable to the Fund’s investment in the underlying WisdomTree fund. The “Annualized Net Expense Ratio” does not include the impact of AFFEs.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	-3.88%	3.40%	1.67%	1.48%
Fund Market Price Returns	-4.22%	3.35%	1.57%	1.45%
JP Morgan Emerging Local Markets Index Plus (ELMI+) China	-3.42%	4.57%	2.52%	2.39%
Chinese yuan	-5.97%	1.15%	-0.79%	-0.79%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	5

Management’s Discussion of Funds’ Performance

as of August 31, 2022 (unaudited)

WisdomTree Emerging Currency Strategy Fund (CEW)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	61.7%
Exchange-Traded Funds	4.2%
Repurchase Agreement	31.9%
Other Assets less Liabilities‡	2.2%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Holdings*

Description	% of Net Assets
U.S. Treasury Bill, 1.14%, 9/15/22	34.0%
Citigroup, Inc., tri-party repurchase agreement, 2.30%, 9/1/22††	31.9%
U.S. Treasury Bill, 2.75%, 12/8/22	27.7%
WisdomTree Floating Rate Treasury Fund (USFR)^	4.2%
*

The largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government agency securities.

^	For a full list of holdings information for the underlying WisdomTree fund, please see page 45 of this report.

The WisdomTree Emerging Currency Strategy Fund (the “Fund”) seeks to achieve total returns reflective of both money market rates in selected emerging market countries available to foreign investors and changes to the value of these currencies relative to the U.S. dollar. The Fund seeks to achieve its investment objective by investing in short-term securities and instruments designed to provide exposure to the currencies and money market rates of selected emerging market countries. Emerging market currencies can experience periods of significant volatility. Although the Fund invests in short-term, investment grade instruments, the Fund is not a “money market” fund and it is not the objective of the Fund to maintain a constant share price.

The Fund returned -9.46% at net asset value (“NAV”) for the fiscal year ended August 31, 2022 (for more complete performance information please see the table below). The U.S. dollar (“USD”) generally appreciated versus a basket of emerging market currencies. As a result, the Fund’s use of derivatives to gain long exposure to a basket of emerging market currencies measured against USD negatively impacted Fund performance during the fiscal year. The Brazilian real and Mexican peso were the currencies least impacted by USD strength. Many other emerging market currencies depreciated significantly as concerns about global growth weighed on sentiment. Additionally, as the Federal Reserve increased interest rates, the carry advantage in emerging markets diminished leading to decreased Fund performance.

Shareholder Expense Example (for the six-month period ended August 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$963.70	0.55%[1]	$2.72
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	0.55%[1]	$2.80
[1]

WisdomTree Asset Management, Inc. voluntarily waives a portion of its advisory fee, that it would otherwise charge, in an amount equal to the acquired fund fees and expenses (“AFFEs”) attributable to the Fund’s investment in the underlying WisdomTree fund. The “Annualized Net Expense Ratio” does not include the impact of AFFEs.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	-9.46%	-2.40%	-2.10%	-1.65%
Fund Market Price Returns	-9.73%	-2.45%	-2.18%	-1.70%
JP Morgan Emerging Local Markets Index Plus (ELMI+)	-13.14%	-2.62%	-1.93%	-1.07%
Equal-Weighted Emerging Currency Composite	-14.45%	-3.64%	-2.46%	-1.48%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

6	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2022 (unaudited)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

Country Breakdown†

Country	% of Net Assets
South Korea	6.4%
India	5.9%
Mexico	5.7%
Israel	5.1%
United Arab Emirates	4.9%
China	3.9%
Brazil	3.7%
Thailand	3.7%
Chile	3.6%
Colombia	3.6%
South Africa	3.2%
Saudi Arabia	2.9%
Oman	2.7%
Turkey	2.6%
Indonesia	2.6%
Peru	2.5%
Kuwait	2.2%
Qatar	2.2%
Argentina	2.1%
Malaysia	2.1%
Kazakhstan	1.7%
Guatemala	1.6%
Netherlands	1.6%
Panama	1.5%
Ireland	1.4%
Luxembourg	1.4%
United Kingdom	1.1%
Hong Kong	1.1%
Russia	1.1%
Others^	6.1%
Other Assets less Liabilities‡	9.8%

Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

^	Includes countries that represent less than 1% of net assets.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
C&W Senior Financing DAC, 6.88%, 9/15/27	1.3%
Korea Electric Power Corp., 3.63%, 6/14/25	1.3%
Saudi Arabian Oil Co., 2.25%, 11/24/30	1.2%
Tengizchevroil Finance Co. International Ltd., 3.25%, 8/15/30	1.1%
AES Panama Generation Holdings SRL, 4.38%, 5/31/30	1.0%
Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/1/26	1.0%
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 4.13%, 5/15/27	1.0%
Arcor SAIC, 6.00%, 7/6/23	0.9%
Nexa Resources SA, 6.50%, 1/18/28	0.9%
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc., 3.63%, 1/15/32	0.9%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets Corporate Bond Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation. The Fund attempts to achieve its objective through investments in U.S. dollar denominated debt securities issued by corporate entities that are domiciled in, or economically tied to, emerging market countries.

The Fund returned -15.52% at net asset value (“NAV”) for the fiscal year ended August 31, 2022 (for more complete performance information please see the table below). Interest rates in the U.S. generally rose as the Federal Reserve sought to hike interest rates aggressively. The bonds held by the Fund are denominated in U.S. dollars and trade a spread relative to U.S. Treasuries. This rise in rates was the primary detractor of Fund performance. In February 2022, Russia invaded Ukraine which negatively impacted the price of Russian assets. Additionally, concerns about global growth weighed on sentiment in most emerging markets. The primary driver of relative performance was the Fund’s overweight to Latin America and underweight to Asia. During the fiscal year, the Fund utilized derivatives to manage interest rate risk. The Fund’s use of derivatives to shorten the portfolio’s duration contributed positively to Fund performance.

Shareholder Expense Example (for the six-month period ended August 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$946.00	0.60%	$2.94
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	0.60%	$3.06

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	-15.52%	-1.53%	0.69%	2.04%
Fund Market Price Returns	-15.47%	-1.62%	0.72%	1.97%
JP Morgan CEMBI Diversified Index	-14.67%	-1.40%	1.03%	3.01%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	7

Management’s Discussion of Funds’ Performance

as of August 31, 2022 (unaudited)

WisdomTree Emerging Markets Local Debt Fund (ELD)

Country Breakdown†

Country	% of Net Assets
Indonesia	11.2%
Brazil	9.7%
Supranational Bonds	9.6%
South Africa	9.1%
Malaysia	7.6%
Colombia	6.4%
Mexico	4.7%
United States	4.6%
China	4.5%
India	4.1%
Thailand	3.9%
Chile	3.8%
Poland	3.7%
Peru	3.5%
Czech Republic	1.8%
Romania	1.8%
Philippines	1.8%
Turkey	1.6%
Hungary	1.5%
Egypt	0.0%	^
Other Assets less Liabilities‡	5.1%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

^	Represents less than 0.05%.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Citigroup, Inc., tri-party repurchase agreement, 2.30%, 9/1/22††	4.6%
Brazil Letras do Tesouro Nacional, 7.61%, 1/1/24, Series LTN	2.5%
European Investment Bank, 7.50%, 7/30/23	2.1%
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/23, Series F	1.7%
Brazil Letras do Tesouro Nacional, 6.82%, 7/1/23, Series LTN	1.7%
Republic of South Africa Government Bond, 8.00%, 1/31/30, Series 2030	1.5%
International Finance Corp., 7.00%, 7/20/27	1.4%
Brazil Letras do Tesouro Nacional, 9.41%, 7/1/24, Series LTN	1.3%
Peru Government Bond, 5.94%, 2/12/29	1.3%
Colombian TES, 7.50%, 8/26/26, Series B	1.2%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government agency securities.

The WisdomTree Emerging Markets Local Debt Fund (the “Fund”) seeks a high level of total return consisting of both income and capital appreciation. The Fund attempts to achieve its objective through investments in fixed income instruments denominated in the local currencies of emerging market countries.

The Fund returned -16.69% at net asset value (“NAV”) for the fiscal year ended August 31, 2022 (for more complete performance information please see the table below). In February 2022, Russia invaded Ukraine which negatively impacted the price of Russian assets and weighed on investor sentiment. Additionally, broad-based strength in the U.S. dollar also detracted from performance. Finally, interest rates rose in developed and emerging markets which negatively impacted Fund performance. In general, investments in Brazil and Mexico contributed the most to performance whereas investments in Turkey and Thailand largely detracted from Fund performance.

Shareholder Expense Example (for the six-month period ended August 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$914.30	0.55%	$2.65
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	0.55%	$2.80

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	-16.69%	-4.58%	-3.06%	-2.03%
Fund Market Price Returns	-15.72%	-4.17%	-2.90%	-1.98%
JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index	-19.43%	-5.20%	-3.02%	-1.68%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

8	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2022 (unaudited)

WisdomTree Floating Rate Treasury Fund (USFR)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	99.8%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Holdings*

Description	% of Net Assets
U.S. Treasury Floating Rate Note, 2.94%, 10/31/23	29.2%
U.S. Treasury Floating Rate Note, 2.89%, 1/31/24	26.9%
U.S. Treasury Floating Rate Note, 2.83%, 4/30/24	26.1%
U.S. Treasury Floating Rate Note, 2.94%, 7/31/24	17.6%
*

The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Floating Rate Treasury Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the Bloomberg U.S. Treasury Floating Rate Bond Index (the “Index”). In seeking to track the Index, the Fund invests in floating rate public obligations of the U.S. Treasury. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned 0.63% at net asset value (“NAV”) for the fiscal year ended August 31, 2022 (for more complete performance information please see the table below). As a result of the rising interest rate environment, there was a meaningful increase in the Fund’s overall yield and performance during the fiscal year, particularly over the second half of the fiscal year as interest rates began to rise. At the beginning of the fiscal year toward summer’s end 2021, short-term rates in the U.S. Treasury market were virtually at 0% after the U.S. Federal Reserve (the “Fed”) stepped in earlier in 2020 to ease monetary conditions after the economic disruptions caused by the COVID-19 pandemic. Due to the severe inflation rises thereafter, the Fed began to aggressively hike interest rates starting in March 2022. Since the short-dated yields of the U.S. Treasury market tend to mimic Fed activity, upcoming anticipated interest rate policy moves have continued to be quickly priced into the market and have now approached nearly 3% yields for the first time in over a decade. It is expected that the Fed will continue to raise interest rates to curtail inflation, which will continue to be beneficial for the Fund and the securities it owns.

Shareholder Expense Example (for the six-month period ended August 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,005.40	0.15%	$0.76
Hypothetical (5% return before expenses)	$1,000.00	$1,024.45	0.15%	$0.77

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	0.63%	0.63%	1.09%	0.76%
Fund Market Price Returns	0.69%	0.63%	1.15%	0.76%
Bloomberg U.S. Treasury Floating Rate Bond Index	0.80%	0.80%	1.27%	0.93%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on February 4, 2014.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	9

Management’s Discussion of Funds’ Performance

as of August 31, 2022 (unaudited)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

Investment Breakdown†

Investment Type	% of Net Assets
Corporate Bonds	95.2%
Other Assets less Liabilities‡	4.8%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Sirius XM Radio, Inc., 4.13%, 7/1/30	0.8%
DISH DBS Corp., 5.88%, 11/15/24	0.8%
EQM Midstream Partners LP, 6.50%, 7/1/27	0.8%
DISH DBS Corp., 7.75%, 7/1/26	0.8%
Gray Television, Inc., 7.00%, 5/15/27	0.7%
Post Holdings, Inc., 4.63%, 4/15/30	0.7%
Frontier Communications Holdings LLC, 6.00%, 1/15/30	0.7%
Sirius XM Radio, Inc., 5.50%, 7/1/29	0.7%
Frontier Communications Holdings LLC, 5.00%, 5/1/28	0.7%
Occidental Petroleum Corp., 4.40%, 8/15/49	0.7%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Interest Rate Hedged High Yield Bond Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. High Yield Corporate Bond, Zero Duration Index (the “Index”). In seeking to track the Index, the Fund invests mainly in U.S. non-investment-grade corporate fixed income securities that are deemed to have favorable fundamental and income characteristics and obtains short exposure to U.S. Treasuries such that the Fund’s total portfolio duration approximates zero years. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned -3.11% at net asset value (“NAV”) for the fiscal year ended August 31, 2022 (for more complete performance information please see the table below). During the fiscal year, interest rates steadily climbed from the beginning of the fiscal year to recent highs during the summer of 2022, where the U.S. 10-year Treasury yield topped out at 3.49% after starting the fiscal year at 1.30%. The Fund’s use of short futures contracts on U.S. Treasuries to hedge interest rate risk was particularly additive to Fund performance during the fiscal year due to interest rate rises across the yield curve. Both the U.S. High Yield corporate bond and U.S. Aggregate bond universes experienced largely negative performance over the fiscal year, primarily driven by “risk-on” assets selling off in the wake of market uncertainty and longer duration bonds reeling from rises in interest rates. Historic amounts of fiscal and monetary stimulus, while initially helping the markets and economy recover, have contributed heavily to rising inflation over the fiscal year which has resulted in interest rate hikes from the Federal Reserve. The Fund, given its high yield nature, relatively underperformed the investment grade credit market as the fiscal year was primarily driven by a “risk-off” widespread market selloff during the second half of the fiscal year, but the Fund’s tilt toward higher quality selections within the high yield spectrum (i.e., underweight CCC-rated and lower bonds) proved to be relatively additive to performance. It is expected that the Fed will continue to raise interest rates to curtail inflation, which will continue to be beneficial for the Fund relative to strategies with longer duration.

Shareholder Expense Example (for the six-month period ended August 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$975.50	0.43%	$2.14
Hypothetical (5% return before expenses)	$1,000.00	$1,023.04	0.43%	$2.19

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-3.11%	0.86%	1.97%	2.53%
Fund Market Price Returns	-3.80%	0.69%	1.87%	2.45%
ICE BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index/WisdomTree U.S. High Yield Corporate Bond, Zero Duration Spliced Index[2]	-2.38%	2.05%	2.83%	3.29%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on December 18, 2013.

[2]	ICE Bofa Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index through May 31, 2020; WisdomTree U.S. High Yield Corporate Bond, Zero Duration Index thereafter.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

10	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2022 (unaudited)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	40.0%
U.S. Government Agencies	28.7%
Corporate Bonds	24.3%
Commercial Mortgage-Backed Securities	1.9%
Supranational Bonds	1.5%
Foreign Government Obligations	0.9%
Foreign Government Agencies	0.7%
Municipal Bonds	0.6%
Asset-Backed Securities	0.4%
Repurchase Agreement	1.6%
Other Assets less Liabilities‡	-0.6%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Citigroup, Inc., tri-party repurchase agreement, 2.30%, 9/1/22††	1.6%
U.S. Treasury Note, 2.88%, 5/15/32	1.1%
U.S. Treasury Note, 2.63%, 2/15/29	1.0%
U.S. Treasury Bond, 1.88%, 2/15/51	0.9%
U.S. Treasury Note, 0.63%, 11/30/27	0.9%
U.S. Treasury Note, 0.88%, 9/30/26	0.8%
U.S. Treasury Bond, 2.88%, 5/15/52	0.7%
U.S. Treasury Bond, 3.00%, 5/15/47	0.7%
U.S. Treasury Bond, 3.13%, 2/15/43	0.6%
U.S. Treasury Note, 0.25%, 10/31/25	0.6%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government agency securities.

The WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the Bloomberg Rate Hedged U.S. Aggregate Bond Index, Zero Duration (the “Index”). In seeking to track the Index, the Fund invests mainly in U.S. investment grade fixed income securities and obtains short exposure to U.S. Treasuries such that the Fund’s total portfolio duration approximates zero years. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned -0.39% at net asset value (“NAV”) for the fiscal year ended August 31, 2022 (for more complete performance information please see the table below). During the fiscal year, interest rates steadily climbed from the beginning of the fiscal year to recent highs during the summer of 2022, where the U.S. 10-year Treasury yield topped out at 3.49% after starting the fiscal year at 1.30%. The Fund’s use of short futures contracts on U.S. Treasuries to hedge interest rate risk was particularly additive to Fund performance during the fiscal year due to interest rate rises across the yield curve. The U.S. Aggregate bond universe experienced largely negative performance over the fiscal year, primarily driven by “risk-on” assets selling off in the wake of market uncertainty and longer duration bonds reeling from rises in interest rates. Historic amounts of fiscal and monetary stimulus, while initially helping the markets and economy recover, have contributed heavily to rising inflation over the fiscal year which has resulted in significant interest rate hikes from the Federal Reserve. It is expected that the Fed will continue to raise interest rates to curtail inflation, which will continue to be beneficial for the Fund relative to strategies with longer duration.

Shareholder Expense Example (for the six-month period ended August 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,000.30	0.23%	$1.16
Hypothetical (5% return before expenses)	$1,000.00	$1,024.05	0.23%	$1.17

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-0.39%	0.68%	1.41%	1.09%
Fund Market Price Returns	-0.24%	0.74%	1.43%	1.12%
Bloomberg Rate Hedged U.S. Aggregate Bond Index, Zero Duration	-0.49%	0.79%	1.40%	1.34%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on December 18, 2013.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	11

Management’s Discussion of Funds’ Performance

as of August 31, 2022 (unaudited)

WisdomTree Mortgage Plus Bond Fund (MTGP)

Investment Breakdown†

Investment Type	% of Net Assets
Collateralized Mortgage Obligations	46.5%
U.S. Government Agencies	42.0%
Collateralized Loan Obligations	5.0%
Commercial Mortgage-Backed Securities	4.5%
Asset-Backed Securities	0.7%
Other Assets less Liabilities‡	1.3%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Uniform Mortgage-Backed Security, 3.50%, 9/14/52	9.4%
Government National Mortgage Association, 3.00%, 9/21/52	6.3%
Uniform Mortgage-Backed Security, 2.00%, 9/14/52	2.6%
Federal Home Loan Mortgage Corp., 2.00%, 1/1/52	2.3%
Federal National Mortgage Association, 4.00%, 10/1/48	2.2%
Federal Home Loan Mortgage Corp. REMIC, 5.00%, 11/15/32, Series 2519, Class NU	1.9%
Government National Mortgage Association, 4.00%, 3/20/44, Series 2014-43, Class Z	1.8%
Seasoned Credit Risk Transfer Trust, 3.75%, 9/25/55, Series 2016-1, Class M2	1.7%
Seasoned Loans Structured Transaction Trust, 2.75%, 9/25/29, Series 2019-2, Class A2C	1.6%
Uniform Mortgage-Backed Security, 4.50%, 10/13/52	1.4%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Mortgage Plus Bond Fund (the “Fund”) seeks income and capital appreciation. The Fund attempts to achieve its objective through investments in mortgage-related debt and other securitized debt.

The Fund returned -9.27% at net asset value (“NAV”) for the fiscal year ended August 31, 2022 (for more complete performance information please see the table below). Security selection within agency mortgages was not a main source of differentiated relative performance between the Fund and the broader mortgage backed securities (“MBS”) market. Rising inflation and corresponding interest rates however slowed down a relatively robust housing market, resulting in a significant drop in new and existing home loans from recent highs. However, improving employment data and low default rates have supported this market from otherwise worsening conditions. Over the prior fiscal year, particularly year-to-date 2022, nearly all global markets across all asset classes have experienced a “risk-off” environment in the face of rampant inflation and global economic concerns related, but not limited, to, shutdowns, supply chain constraints, and geopolitical events, which in turn have led to widespread drawdowns and losses for nearly all “risk-on” asset classes such as credit and mortgage-back bonds. The Fund’s intermediate level duration served as a headwind to performance as interest rates rose sharply over the fiscal year. The Fund’s net long exposure to futures contracts on U.S. Treasuries detracted from performance during the fiscal year due to rise in interest rates across the yield curve.

Shareholder Expense Example (for the six-month period ended August 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$932.50	0.45%	$2.19
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	0.45%	$2.29

Performance

	Average Annual Total Return

	1 Year	Since Inception[1]
Fund NAV Returns	-9.27%	-1.56%
Fund Market Price Returns	-9.37%	-1.56%
Bloomberg U.S. Securitized Mortgage Backed Securities/Asset Backed Securities/Commercial Mortgage Backed Securities (MBS/ABS/CMBS) Index	-9.72%	-2.13%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on November 14, 2019.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

12	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2022 (unaudited)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Agencies	40.3%
Corporate Bonds	29.9%
U.S. Government Obligations	20.7%
Commercial Mortgage-Backed Securities	4.8%
Asset-Backed Securities	2.3%
Foreign Government Obligations	1.8%
Municipal Bonds	0.5%
Foreign Government Agencies	0.3%
Supranational Bonds	0.1%
U.S. Government Agencies Sold Short	-1.7%
Repurchase Agreement	1.1%
Other Assets less Liabilities‡	-0.1%

Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Federal Home Loan Mortgage Corp., 6.25%, 7/15/32	1.9%
Citigroup, Inc., tri-party repurchase agreement, 2.30%, 9/1/22††	1.1%
Tennessee Valley Authority, 5.25%, 9/15/39	1.0%
Federal Home Loan Bank, 5.50%, 7/15/36	0.9%
Government National Mortgage Association, 3.00%, 9/21/52	0.7%
Government National Mortgage Association, 3.50%, 9/21/52	0.6%
Tennessee Valley Authority, 5.88%, 4/1/36	0.5%
Tennessee Valley Authority, 5.38%, 4/1/56	0.5%
Tennessee Valley Authority, 3.50%, 12/15/42	0.5%
Federal Home Loan Mortgage Corp., 6.75%, 3/15/31	0.5%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

††	Fully collateralized by U.S. Government agency securities.

The WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the Bloomberg U.S. Aggregate Enhanced Yield Index (the “Index”). In seeking to track the Index, the Fund invests mainly in U.S. investment grade fixed income securities. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned -13.62% at net asset value (“NAV”) for the fiscal year ended August 31, 2022 (for more complete performance information please see the table below). Rising rates over the fiscal year negatively affected performance due to the Fund’s longer duration relative to the Index. Investment grade spreads consistently widened from the beginning to the end of the fiscal year, detracting from the non-U.S. Treasury exposure within the Fund. The Fund benefited from a significant underweight to longer term U.S. Treasuries as yields rose across the Treasury curve. From a sector perspective, the Fund’s overweight position to Energy sector corporate bonds contributed positively to performance as commodity prices rose over the fiscal year. Historic amounts of fiscal and monetary stimulus, while initially helping the markets and economy recover, have contributed to rising inflation over the fiscal year resulting in significant interest rate increases from the Federal Reserve.

Shareholder Expense Example (for the six-month period ended August 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$909.20	0.12%	$0.58
Hypothetical (5% return before expenses)	$1,000.00	$1,024.60	0.12%	$0.61

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-13.62%	-3.10%	0.07%	1.25%
Fund Market Price Returns	-13.70%	-3.15%	0.02%	1.24%
Bloomberg U.S. Aggregate Enhanced Yield Index	-13.46%	-2.95%	0.25%	1.44%
Bloomberg U.S. Aggregate Bond Index	-11.52%	-2.00%	0.52%	1.30%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on July 9, 2015.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	13

Management’s Discussion of Funds’ Performance

as of August 31, 2022 (unaudited)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	46.0%
Corporate Bonds	34.6%
U.S. Government Agencies	17.0%
Commercial Mortgage-Backed Securities	7.6%
Asset-Backed Securities	0.5%
Foreign Government Obligations	0.5%
Foreign Government Agencies	0.3%
Other Assets less Liabilities‡	-6.5%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
U.S. Treasury Note, 0.50%, 3/31/25	19.3%
U.S. Treasury Bill, 2.18%, 10/13/22	7.4%
Uniform Mortgage-Backed Security, 2.00%, 9/19/37	5.9%
U.S. Treasury Note, 1.25%, 12/31/26	3.9%
Federal Home Loan Mortgage Corp., 0.38%, 4/20/23	3.3%
U.S. Treasury Note, 1.13%, 10/31/26	3.3%
U.S. Treasury Note, 0.75%, 4/30/26	2.0%
Benchmark Mortgage Trust, 2.58%, 4/15/54, Series 2021-B25, Class A5	2.0%
Federal Home Loan Mortgage Corp., 0.38%, 9/23/25	1.9%
Federal National Mortgage Association, 2.63%, 9/6/24	1.9%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the Bloomberg U.S. Short Aggregate Enhanced Yield Index (the “Index”). In seeking to track the Index, the Fund invests mainly in short-term U.S. investment grade fixed income securities having effective maturities generally shorter than five years. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned -6.52% at net asset value (“NAV”) for the fiscal year ended August 31, 2022 (for more complete performance information please see the table below). Rising rates over the fiscal year negatively affected performance due to the Fund’s slightly longer duration relative to the short-term Index. Investment grade spreads consistently widened from the beginning to the end of the fiscal year, detracting from the non-U.S. Treasury exposure within the Fund. The Fund benefited from a significant underweight to longer term U.S. Treasuries as yields rose across the Treasury curve. From a sector perspective, the Fund’s overweight position to Energy sector corporate bonds contributed positively to performance as commodity prices rose over the fiscal year. Historic amounts of fiscal and monetary stimulus, while initially helping the markets and economy recover, have contributed to rising inflation over the fiscal year resulting in significant interest rate increases from the Federal Reserve. However, because the Fund is investing in a shorter-term maturing universe of bonds, it had positive relative performance when compared to longer duration strategies.

Shareholder Expense Example (for the six-month period ended August 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$961.40	0.12%	$0.59
Hypothetical (5% return before expenses)	$1,000.00	$1,024.60	0.12%	$0.61

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-6.52%	-0.55%	0.83%	0.95%
Fund Market Price Returns	-6.56%	-0.57%	0.80%	0.93%
Bloomberg U.S. Short Aggregate Enhanced Yield Index	-7.10%	-0.96%	0.68%	0.83%
Bloomberg U.S. Short Aggregate Composite Index	-6.02%	-0.41%	0.83%	0.92%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on May 18, 2017.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

14	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2022 (unaudited)

WisdomTree Alternative Income Fund (HYIN)

Investment Breakdown†

Investment Type	% of Net Assets
Common Stocks	71.3%
Closed-End Mutual Funds	28.2%
Other Assets less Liabilities‡	0.5%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Arbor Realty Trust, Inc.	3.1%
FS KKR Capital Corp.	3.1%
Apollo Commercial Real Estate Finance, Inc.	3.1%
Main Street Capital Corp.	3.1%
Guggenheim Strategic Opportunities Fund	3.0%
Ares Capital Corp.	3.0%
AGNC Investment Corp.	3.0%
New York Mortgage Trust, Inc.	3.0%
KKR Real Estate Finance Trust, Inc.	2.9%
Starwood Property Trust, Inc.	2.9%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Alternative Income Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the Gapstow Liquid Alternative Credit Index (the “Index”), which is designed to provide diversified exposure to alternative credit sectors. Alternative credit is an asset class that includes debt and debt-based investments that have a higher expected risk, return, and yield than traditional investment grade fixed income instruments. In seeking to track the Index, the Fund invests mainly in registered closed-end investment companies (“CEFs”), including CEFs that have elected to be regulated as “business development companies” under the Investment Company Act of 1940, as amended, and real estate investment trusts that are listed and publicly traded on a major U.S. stock exchange. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned -13.50% at net asset value (“NAV”) for the fiscal year ended August 31, 2022 (for more complete performance information please see the table below). Interest rates in the U.S. generally rose as the Federal Reserve sought to hike interest rates aggressively. While the strategy seeks to provide investors with high levels of income, many of these investments declined in net asset value over the fiscal year. The Fund seeks to provide exposure to a wide variety of alternative income strategies. Strategies linked to non-agency real estate debt were the largest detractor to Fund performance whereas commercial real estate lending experienced better relative performance, while also detracting from the Fund’s overall performance.

Shareholder Expense Example (for the six-month period ended August 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$918.30	0.50%	$2.42
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	0.50%	$2.55

Performance

	Average Annual Total Return

	1 Year	Since Inception[1]
Fund NAV Returns	-13.50%	-8.13%
Fund Market Price Returns	-13.44%	-8.12%
Gapstow Liquid Alternative Credit Index	-13.00%	-7.63%
ICE BofA Merrill Lynch U.S. High Yield Index	-10.43%	-6.30%
S&P 500® Index	-11.23%	-2.42%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on May 6, 2021.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	15

Management’s Discussion of Funds’ Performance

as of August 31, 2022 (unaudited)

WisdomTree CBOE S&P 500 PutWrite Strategy Fund (PUTW)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	83.8%
Exchange-Traded Funds	4.5%
Other Assets less Liabilities‡	11.7%
Total	100.0%

†	The Fund’s investment breakdown may change over time.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Holdings*

Description	% of Net Assets
U.S. Treasury Bill, 2.71%, 11/17/22	42.9%
U.S. Treasury Bill, 2.54%, 11/25/22	40.9%
WisdomTree Floating Rate Treasury Fund (USFR)^	4.5%
*

The holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

^	For a full list of holdings information for the underlying WisdomTree fund, please see page 45 of this report.

The WisdomTree CBOE S&P 500 PutWrite Strategy Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the CBOE S&P 500 PutWrite Index (the “Index”), utilizing a strategy of writing put options on the S&P 500 Index. The strategy is designed to receive a premium from the option buyer by selling (i.e., writing) a sequence of one-month, at-the-money, S&P 500 Index put options. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned -3.60% at net asset value (“NAV”) for the fiscal year ended August 31, 2022 (for more complete performance information please see the table below). With the S&P 500 down 11.23% over the fiscal year, put writing has been beneficial. Volatile markets and higher levels of the CBOE® Volatility Index have increased the premium the Fund has been able to collect from selling put options. This additional premium income has helped protect performance on the downside during a period where broader equity indexes have suffered much worse. It also has allowed the Fund to retain some ability to participate in market upturns, though there haven’t been many long-lasting rallies over the fiscal year.

Shareholder Expense Example (for the six-month period ended August 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$935.50	0.44%[1]	$2.15
Hypothetical (5% return before expenses)	$1,000.00	$1,022.99	0.44%[1]	$2.24
[1]

WisdomTree Asset Management, Inc. voluntarily waives a portion of its advisory fee, that it would otherwise charge, in an amount equal to the acquired fund fees and expenses (“AFFEs”) attributable to the Fund’s investment in the underlying WisdomTree fund. The “Annualized Net Expense Ratio” does not include the impact of AFFEs.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	-3.60%	5.83%	4.11%	5.94%
Fund Market Price Returns	-3.60%	5.88%	4.08%	5.93%
CBOE S&P 500® PutWrite Index	-3.00%	6.38%	4.69%	6.51%
S&P 500® Index	-11.23%	12.39%	11.82%	13.72%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on February 24, 2016.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

16	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2022 (unaudited)

WisdomTree Efficient Gold Plus Equity Strategy Fund (GDE) (consolidated)

Country Breakdown†

Country	% of Net Assets
United States	89.7%
Others^	0.7%
Other Assets less Liabilities‡	9.6%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

^	Includes countries that represent less than 1% of net assets.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Apple, Inc.	6.6%
Microsoft Corp.	5.3%
Amazon.com, Inc.	3.2%
Tesla, Inc.	1.9%
Alphabet, Inc., Class A	1.7%
Alphabet, Inc., Class C	1.6%
UnitedHealth Group, Inc.	1.3%
Berkshire Hathaway, Inc., Class B	1.3%
Johnson & Johnson	1.2%
Exxon Mobil Corp.	1.1%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Efficient Gold Plus Equity Strategy Fund (the “Fund”) is actively managed using a models-based approach seeking total return. The Fund seeks to achieve its investment objective by investing, either directly or through a wholly-owned subsidiary, in a portfolio comprised of (i) U.S.-listed gold futures contracts and (ii) U.S. equity securities. The Fund uses U.S.-listed gold futures contracts to enhance the capital efficiency of the Fund.

The Fund had less than six months of operating history at the end of the reporting period and therefore no comparative performance information is shown in this shareholder report. Comparative performance information for the most recent month-end is available at www.wisdomtree.com.

Shareholder Expense Example (for the period1 ended August 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual[1]	$1,000.00	$825.40	0.20%	$0.84
Hypothetical (5% return before expenses)	$1,000.00	$1,024.20	0.20%	$1.02
[1]

Fund commenced operations on March 17, 2022. Actual expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 168/365 (to reflect the period since commencement of operations).

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	17

Management’s Discussion of Funds’ Performance

as of August 31, 2022 (unaudited)

WisdomTree Efficient Gold Plus Gold Miners Strategy Fund (GDMN) (consolidated)

Country Breakdown†

Country	% of Net Assets
Canada	42.3%
United States	15.0%
Australia	13.7%
South Africa	7.8%
United Kingdom	4.0%
Brazil	3.4%
China	2.4%
Others^	1.6%
Other Assets less Liabilities‡	9.8%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

^	Includes countries that represent less than 1% of net assets.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Newmont Corp.	11.4%
Barrick Gold Corp.	9.9%
Franco-Nevada Corp.	8.2%
Agnico Eagle Mines Ltd.	5.3%
Northern Star Resources Ltd.	3.9%
AngloGold Ashanti Ltd., ADR	3.5%
Wheaton Precious Metals Corp.	3.4%
Gold Fields Ltd., ADR	3.4%
Newcrest Mining Ltd.	3.3%
Royal Gold, Inc.	3.1%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Efficient Gold Plus Gold Miners Strategy Fund (the “Fund”) is actively managed using a models-based approach seeking total return. The Fund seeks to achieve its investment objective by investing, either directly or through a wholly-owned subsidiary, in a portfolio comprised of (i) U.S.-listed gold futures contracts and (ii) global equity securities issued by companies that derive at least 50% of their revenue from the gold mining business (“Gold Miners”). The Fund uses U.S.-listed gold futures contracts to enhance the capital efficiency of the Fund.

The Fund returned -22.83% at net asset value (“NAV”) for the fiscal period from December 16, 2021 through August 31, 2022 (for more complete performance information please see the table below). In early 2022, the Fund generated strong total returns. However, in April 2022, the Federal Reserve signaled that it would need to aggressively hike interest rates in the U.S. to combat inflation. This led to a decrease in investor confidence and a general decline in equity markets including companies focused on mining gold. The price of gold also decreased over this period resulting in negative performance for the Fund.

Shareholder Expense Example (for the six-month period ended August 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$641.50	0.45%	$1.86
Hypothetical (5% return before expenses)	$1,000.00	$1,022.94	0.45%	$2.29

Performance

Cumulative Total Return

Since Inception[1]
Fund NAV Returns	-22.83%
Fund Market Price Returns	-23.11%
NYSE ARCA Gold Miners Index	-17.50%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on December 16, 2021.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

18	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2022 (unaudited)

WisdomTree Enhanced Commodity Strategy Fund (GCC) (consolidated)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	88.1%
Exchange-Traded Funds	4.4%
Other Assets less Liabilities‡	7.5%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Holdings*

Description	% of Net Assets
U.S. Treasury Bill, 1.51%, 12/1/22	72.6%
U.S. Treasury Bill, 1.53%, 9/15/22	15.5%
WisdomTree Floating Rate Treasury Fund (USFR)^	4.4%
*

The largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

^	For a full list of holdings information for the underlying WisdomTree fund, please see page 45 of this report.

The WisdomTree Enhanced Commodity Strategy Fund (the “Fund”) seeks to achieve positive total returns in rising and falling markets that are not directly correlated to broad market equity or fixed income returns. The Fund is actively managed and intends to provide broad-based exposure to the following four commodity sectors: Energy, Agriculture, Industrial Metals, and Precious Metals primarily through investments in futures contracts.

The Fund returned 12.81% at net asset value (“NAV”) for the fiscal year ended August 31, 2022 (for more complete performance information please see the table below). Throughout the fiscal year, many commodity sectors surged higher due to record inflation in the U.S. and the ripple effects from Russia’s war with Ukraine. Energy products, such as crude oil and natural gas, were strong beneficiaries as the conflict resulted in coordinated, global sanctions against Russia, thereby squeezing global markets since many regions depend on Russian energy supplies. Russia also exacerbated these impacts by choking off supplies to dependent countries as retaliation for sanctions imposed upon them. Precious metals, such as gold, silver, and platinum, weighed on performance, as they began to lose favor as a hedge against some of the highest inflation rates on record. Base metals, such as copper and aluminum, struggled as well. These products are closely linked to economic growth and encountered headwinds as investors grew concerned about near-term recession risks. Other agricultural commodities, including coffee, soybeans, wheat, live cattle, and lean hogs, exhibited mixed performance during the fiscal year.

Shareholder Expense Example (for the six-month period ended August 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$971.80	0.55%[1]	$2.73
Hypothetical (5% return before expenses)	$1,000.00	$1,022.43	0.55%[1]	$2.80
[1]

WisdomTree Asset Management, Inc. voluntarily waives a portion of its advisory fee, that it would otherwise charge, in an amount equal to the acquired fund fees and expenses (“AFFEs”) attributable to the Fund’s investment in the underlying WisdomTree fund. The “Annualized Net Expense Ratio” does not include the impact of AFFEs.

Performance

	Average Annual Total Return

	1 Year	Since Inception[1]
Fund NAV Returns	12.81%	18.39%
Fund Market Price Returns	12.21%	18.02%
S&P GSCI Index	42.19%	44.05%
Bloomberg Commodity Index Total Return	27.72%	31.14%
[1]	For the period December 19, 2020 (post-reorganization) through August 31, 2022.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	19

Management’s Discussion of Funds’ Performance

as of August 31, 2022 (unaudited)

WisdomTree Managed Futures Strategy Fund (WTMF) (consolidated)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	84.2%
Exchange-Traded Funds	4.3%
Other Assets less Liabilities‡	11.5%
Total	100.0%

†	The Fund’s investment breakdown may change over time. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Holdings*

Description	% of Net Assets
U.S. Treasury Bill, 1.43%, 12/1/22	77.3%
U.S. Treasury Bill, 2.04%, 9/15/22	6.9%
WisdomTree Floating Rate Treasury Fund (USFR)^	4.3%
*

The largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular security. Excludes derivatives and investment of cash collateral for securities on loan (if any).

^	For a full list of holdings information for the underlying WisdomTree fund, please see page 45 of this report.

The WisdomTree Managed Futures Strategy Fund (the “Fund”) seeks to provide investors with positive total returns in rising or falling markets that are not directly correlated to broad market equity or fixed income returns. The Fund is managed using a quantitative, rules-based strategy and invests in a combination of diversified futures contracts for equities, commodities, currencies and interest rates.

The Fund returned -3.91% at net asset value (“NAV”) for the fiscal year ended August 31, 2022 (for more complete performance information please see the table below). During the fiscal year, the Fund benefitted from the currency and interest rate models that comprise the strategy, while the commodity portion was neutral and the equity component negatively impacted the Fund’s performance. Currency and interest rate markets moved in a steady upward trend during the period, with the dollar exhibiting strength versus other currencies and interest rates steadily moving higher due to the Fed’s actions to reduce inflation. Commodity performance within the Fund was mixed, owing to prevailing volatility and trends within the global commodity markets. Equities weighed on performance due to long and half-hedged exposures suffering in tandem with broader equity markets over the fiscal year. With respect to performance differences between the Fund and its benchmarks, the S&P GSCI Index provides long-only exposure to commodities; and constituents in the SG Trend Index often take more concentrated positions in certain futures markets. The Fund seeks to provide broad-based exposure to trends in equities, interest rates, commodities, and currencies. To the extent that the benchmark holdings and the Fund’s holdings diverge and the areas of concentration in the benchmark indices dramatically outperform the Fund’s securities, performance differences of the sort experienced herein should be expected.

Shareholder Expense Example (for the six-month period ended August 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Net Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$983.30	0.65%[1]	$3.25
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	0.65%[1]	$3.31
[1]

WisdomTree Asset Management, Inc. voluntarily waives a portion of its advisory fee, that it would otherwise charge, in an amount equal to the acquired fund fees and expenses (“AFFEs”) attributable to the Fund’s investment in the underlying WisdomTree fund. The “Annualized Net Expense Ratio” does not include the impact of AFFEs.

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	10 Year
Fund NAV Returns	-3.91%	1.32%	1.62%	0.15%
Fund Market Price Returns	-4.46%	1.24%	1.61%	0.14%
SG Trend Index	28.89%	10.61%	9.27%	5.21%
S&P GSCI Index	42.19%	15.94%	10.24%	-3.30%

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

20	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of August 31, 2022 (unaudited)

WisdomTree Target Range Fund (GTR)

Investment Breakdown†

Investment Type	% of Net Assets
U.S. Government Obligations	73.0%
Purchased Options (Exchange-Traded)	5.6%
Other Assets less Liabilities‡	21.4%
Total	100.0%

†	The Fund’s investment breakdown may change over time.

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Holdings*

Description	% of Net Assets
U.S. Treasury Bill, 1.65%, 12/1/22	73.0%
SPDR S&P 500 ETF Trust, Purchased Call Option @ $390 strike expiring 1/20/23	3.5%
iShares Russell 2000 ETF, Purchased Call Option @ $180 strike expiring 1/20/23	1.6%
iShares MSCI EAFE ETF, Purchased Call Option @ $67 strike expiring 1/20/23	0.3%
iShares MSCI Emerging Markets ETF, Purchased Call Option @ $42 strike expiring 1/20/23	0.2%
*

The largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes written options and investment of cash collateral for securities on loan (if any).

The WisdomTree Target Range Fund (the “Fund”) is actively managed seeking capital appreciation, with a secondary objective of hedging risk. In general, the Fund is expected to provide similar exposures to the TOPS® Global Equity Target Range Index (the “Index”), a long call spread option strategy that buys call options that are 15% in-the-money and sells call options that are 15% out-the-money, but will not match the Index’s returns due to the amount and timing of assets that flow in and out of the Fund.

The Fund returned -12.00% at net asset value (“NAV”) for the fiscal period from October 7, 2021 through August 31, 2022 (for more complete performance information please see the table below). Over the fiscal period, global equity markets generally declined as the Federal Reserve aggressively hiked interest rates to combat inflation. As markets declined, the value of equity call options decreased leading to negative performance for the Fund. However, the Fund generated outperformance relative to the MSCI AC World Index.

Shareholder Expense Example (for the six-month period ended August 31, 2022)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$909.40	0.70%	$3.37
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	0.70%	$3.57

Performance

Cumulative Total Return

Since Inception[1]
Fund NAV Returns	-12.00%
Fund Market Price Returns	-11.76%
TOPS® Global Equity Target Range Index	-11.05%
MSCI AC World Index	-12.30%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on October 7, 2021.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	21

Description of Terms and Indexes (unaudited)

Below are descriptions of certain terms and of each index referenced in this report.

Bloomberg Commodity Index Total Return:

Bloomberg Commodity Index Total Return is composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Index (“BCOM”). This combines the returns of the BCOM with the returns on cash collateral invested in 13-week U.S. Treasury Bills.

Bloomberg Dollar Spot Index:

The Bloomberg Dollar Spot Index tracks the performance of a basket of 10 leading global currencies versus the U.S. dollar. Each currency in the basket and its weight is determined annually based on its share of international trade and foreign exchange (FX) liquidity.

Bloomberg Dollar Total Return Index:

The Bloomberg Dollar Total Return Index is total return version of the Bloomberg Dollar Spot Index (BBDXY). It is generated by adding the daily forward implied yield of each currency, and U.S. funding rate, to BBDXY returns.

Bloomberg Rate Hedged U.S. Aggregate Bond Index, Zero Duration:

The Bloomberg Rate Hedged U.S. Aggregate Bond Index, Zero Duration combines long positions in the Bloomberg U.S. Aggregate Bond Index with short positions in U.S. Treasury Bonds to provide a duration exposure of 0 years. Market values of long and short positions are rebalanced at month-end.

Bloomberg U.S. Aggregate Bond Index:

The Bloomberg U.S. Aggregate Bond Index measures the performance of the U.S. investment-grade bond market.

Bloomberg U.S. Aggregate Enhanced Yield Index:

The Bloomberg U.S. Aggregate Enhanced Yield Index uses a rules-based approach to reallocate across subcomponents in the Bloomberg U.S. Aggregate Bond Index seeking to enhance yield while maintaining a similar risk profile.

Bloomberg U.S. Securitized MBS/ABS/CMBS Index:

The Bloomberg U.S. Securitized MBS/ABS/CMBS Index is a market capitalization index that is designed to measure the performance of residential mortgage backed securities issued by Government Sponsored Enterprises, commercial mortgage backed securities, and asset backed securities.

Bloomberg U.S. Short Aggregate Composite Index:

The Bloomberg U.S. Short Aggregate Composite Index measures the performance of the short-term U.S. investment-grade bond market.

Bloomberg U.S. Short Aggregate Enhanced Yield Index:

The Bloomberg U.S. Short Aggregate Enhanced Yield Index uses a rules-based approach to reallocate across subcomponents in the Bloomberg U.S. Aggregate Bond Index that generally have effective maturities shorter than 5 years and seeks to enhance yield while maintaining a similar risk profile.

Bloomberg U.S. Treasury Floating Rate Bond Index:

The Bloomberg U.S. Treasury Floating Rate Bond Index is a rules-based, market-value weighted index engineered to measure the performance and characteristics of floating rate coupon U.S. Treasuries which have a maturity greater than 12 months.

22	WisdomTree Trust

Description of Terms and Indexes (unaudited) (continued)

CBOE® S&P 500 PutWrite Index:

The CBOE® S&P 500 PutWrite Index tracks the value of a cash-secured (i.e., collateralized) put option sales strategy, which consists of selling (or “writing”) S&P 500® Index put options and investing the sale proceeds in one- and three-month Treasury bills.

Collateralized loan obligation (CLO):

A collateralized loan obligation is a form of securitization where payments from multiple middle sized and large business loans are pooled together and passed on to different classes of owners.

Commercial mortgage backed securities (CMBS):

A type of mortgage backed security that is backed by commercial and multifamily mortgages rather than residential real estate.

Duration:

Duration is a measure of a bond’s sensitivity to changes in interest rates. The weighted average accounts for the various durations of the bonds purchased as well as the proportion of the total government bond portfolio that they make up.

Equal-Weighted Emerging Currency Composite:

A composite incorporating equal-weighted exposure to the currencies within the Emerging Currency Strategy Fund was constructed as an additional gauge of Emerging Currency Strategy Fund performance. The composite tracks the returns for the currencies using the total returns of the country subindices of the JP Morgan Emerging Local Markets Index Plus (ELMI+). Each subindex uses a weighted basket of one-month, two-month and three-month currency forwards (deliverable or nondeliverable) collateralized with U.S. money market rates to proxy the total returns of an investment in local-currency money market instruments. Currency exposures are rebalanced back to equal-weighting at the end of the month in which the Emerging Currency Strategy Fund intends to rebalance, and currency changes are reflected in the composite at the end of the month they are reflected in the Fund.

Gapstow Liquid Alternative Credit Index:

The Gapstow Liquid Alternative Credit Index (GLACI) is an equal-weighted index that tracks the performance of 35 Publicly Traded Alternative Credit Vehicles (“PACs”) using an objective, rules-based methodology. PACs are a subset of business development companies, real estate investment trusts, and closed-end funds, and selected because of their exposure to a range of U.S. alternative credit sectors (tradeable high yield, structured, and private credit) and borrower segments (households, corporations, and commercial real estate sponsors). GLACI is the first index constructed to provide diversified exposure to these alternative credit sectors and segments.

ICE BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index:

The ICE BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained, Zero Duration Index tracks the performance of the combination of a long position in short maturity U.S. high yield bonds and a short position in on-the-run U.S. Treasuries where the net interest rate exposure of the index is adjusted to a zero year duration. Market values of long and short positions are rebalanced at month-end.

ICE BofA Merrill Lynch U.S. High Yield Index:

The ICE BofA Merrill Lynch U.S. High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate bond debt securities issued in the U.S.

WisdomTree Trust	23

Description of Terms and Indexes (unaudited) (continued)

JP Morgan CEMBI Diversified Index:

The JP Morgan CEMBI Diversified Index is an alternatively weighted version of the JP Morgan CEMBI Index (a comprehensive U.S. dollar-denominated emerging market corporate bond index) which limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.

JP Morgan Emerging Local Markets Index Plus (ELMI+):

The JP Morgan Emerging Local Markets Index Plus (ELMI+) and its underlying country and regional subindices track the total returns for local-currency denominated money market instruments in emerging market countries.

JP Morgan Emerging Local Markets Index Plus (ELMI+) China:

The China subindex uses a weighted basket of one-month, two-month and three-month currency forwards collateralized with U.S. money market rates to proxy the total returns of an investment in Chinese yuan money market instruments. The returns are reported in U.S. dollar terms.

JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index:

The JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index tracks the performance of local currency debt issued by emerging market governments, whose debt is accessible by most of the international investor base. The index incorporates a constrained market capitalization methodology in which individual issuer exposures are capped at 10% (with the excess distributed to smaller issuers) for greater diversification among issuing governments. The returns are reported in U.S. dollar terms.

Long Call Spread:

A long call spread is an option trading strategy designed to benefit from a stock’s limited increase in price. The strategy uses two call options — buying a lower strike call and selling a higher strike call — to create a range consisting of a lower strike price and an upper strike price. The long call spread helps to limit losses of owning stock but it also limits the gains.

Mortgage-backed security (MBS):

A mortgage backed security is a type of asset-backed security which is secured by a mortgage or collection of mortgages.

MSCI AC World Index

The MSCI AC World Index is a free float adjusted market capitalization index that is designed to measure the performance of the world stock indexes covered by MSCI.

NYSE ARCA Gold Miners Index

The NYSE Arca Gold Miners Index is a modified market capitalization weighted index that measures the performance of global gold mining companies.

Risk-on and Risk-off refers to investors’ appetites for risk which rise and fall over time. During periods when risk is perceived as low, the risk-on risk-off theory states that investors tend to engage in higher-risk investments (i.e., “Risk-on”). When risk is perceived as high, investors tend to gravitate toward lower-risk investments (i.e., “Risk-off”).

24	WisdomTree Trust

Description of Terms and Indexes (unaudited) (continued)

S&P 500® Index:

The S&P 500® Index is a capitalization-weighted index of 500 stocks selected by Standard & Poor’s Index Committee designed to represent the performance of the leading industries in the United States economy.

S&P GSCI Index:

The S&P GSCI Index comprises the principal physical commodities that are the subject to active, liquid futures markets.

SG Trend Index:

The SG Trend Index (f.k.a. SG Trend-Sub Index) is an equal-weighted index that is designed to track the 10 largest (by AUM) trend following commodity trading advisors and be representative of the trend followers in the managed futures space.

Spot Rate and Non-Deliverable Forward (“NDF”) Rate Returns:

A “spot” rate is the foreign exchange rate on foreign currency contracts settled generally within two business days from the trade date. The NDF rate is the foreign exchange rate on non-deliverable forward currency contracts settled on a future date that is generally greater than two business days from the trade date. The Chinese yuan NDF return rate relative to the U.S. dollar calculated by WisdomTree is the rate of return percentage difference between the end of period NDF rate and the beginning of period NDF rate using WM/Reuters Singapore closing rates.

Thomson Reuters Continuous Commodity Index:

The Thomson Reuters Continuous Commodity Index, also known as the Continuous Commodity Total Return Index or Refinitiv Equal Weight Continuous Commodity Total Return Index (the “Index”), is composed of notional amounts of each of the following commodities (“Index Commodities”): corn, soybean, wheat, live cattle, lean hogs, gold, silver, copper, cocoa, coffee, sugar, cotton, soybean oil, platinum, crude oil, NY Harbor ULSD (formerly known as heating oil), and natural gas. The notional amounts of each Index Commodity included in the Index are in equal weight proportion to the Index Commodities or 1/17 weighting per index commodity rebalanced daily.

TOPS® Global Equity Target Range Index:

The TOPS® Global Equity Target Range Index tracks the performance of a systematic collateralized conditional call / call spread strategy.

WisdomTree U.S. High Yield Corporate Bond, Zero Duration Index:

The WisdomTree U.S. High Yield Corporate Bond, Zero Duration Index is a rules-based alternatively weighted index that is designed to provide exposure to U.S. high yield corporate bonds with a short position in U.S. Treasuries where the net interest rate exposure of the index is adjusted to a zero year duration.

* * * * * *

Bloomberg® and the Bloomberg Indices are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by WisdomTree. Bloomberg is not affiliated with WisdomTree, and Bloomberg does not approve, endorse, review, or recommend each of AGGY, SHAG or AGZD. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to each of AGGY, SHAG or AGZD.

Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates (“ICE BofA Merrill

Lynch”) indices and related information, the name “ICE BofA Merrill Lynch”, and related trademarks, are intellectual property licensed from ICE BofA Merrill Lynch, and

WisdomTree Trust	25

Description of Terms and Indexes (unaudited) (continued)

may not be copied, used, or distributed without ICE BofA Merrill Lynch’s prior written approval. The licensee’s products have not been passed on as to their legality or suitability, and are not regulated, issued, endorsed, sold, guaranteed, or promoted by ICE BofA Merrill Lynch. ICE BofA MERRILL LYNCH MAKES NO WARRANTIES AND BEARS NO LIABILITY WITH RESPECT TO THE INDICES, ANY RELATED INFORMATION, ITS TRADEMARKS, OR THE PRODUCT(S) (INCLUDING WITHOUT LIMITATION, THEIR QUALITY, ACCURACY, SUITABILITY AND/OR COMPLETENESS).

The CBOE S&P 500 PutWrite Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and CBOE® and has been licensed for use by WisdomTree. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is registered trademark of Dow Jones Trademarks Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by WisdomTree. CBOE® is a trademark of the Chicago Board Options Exchange, Incorporated, and has been licensed for use by SPDJI and WisdomTree. The WisdomTree CBOE S&P 500 PutWrite Strategy Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates or the Chicago Board Options Exchange, Incorporated, and none of such parties make any representation regarding the advisability of investing in such product(s), nor do they have any liability for any errors, omissions or interruptions of the CBOE S&P 500 PutWrite Index.

The Gapstow Liquid Alternative Credit Index is a registered service mark of Gapstow Capital Partners L.P. and has been licensed for use by WisdomTree Asset Management and WisdomTree Trust as the issuer of the WisdomTree Alternative Income Fund. The WisdomTree Alternative Income Fund is not sponsored, endorsed, sold, or promoted by Gapstow Capital Partners L.P., and it makes no representation regarding the advisability of investing in the Fund. GAPSTOW CAPITAL PARTNERS L.P. AND ITS AFFILIATES MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE WISDOMTREE ALTERNATIVE INCOME FUND. Gapstow Capital Partners L.P. contracts with a calculation agent to independently calculate and publish the Gapstow Liquid Alternative Credit Index, and Gapstow Capital Partners L.P. cannot assure its accuracy. The publication of the Gapstow Liquid Alternative Credit Index does not constitute a recommendation by Gapstow Capital Partners L.P. to invest in the WisdomTree Alternative Income Fund. Gapstow Capital Partners L.P. offers no guarantee or assurance with regard to the results of using the Gapstow Liquid Alternative Credit Index.

WisdomTree Investments, Inc. and WisdomTree Asset Management, Inc. (together, “WisdomTree”) and the Funds make no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the underlying Indexes to track the performance of their underlying securities. WisdomTree Investments is the licensor of certain trademarks, service marks and trade names of the Funds. WisdomTree Investments has no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing, or calculating the underlying WisdomTree Indexes of the applicable Funds. WisdomTree Investments is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of shares of the Funds to be issued or in the determination or calculation of the equation by which the shares of the Funds are redeemable. WisdomTree and the Funds do not guarantee the accuracy, completeness, or performance of the underlying Indexes or the data included therein and shall have no liability in connection with the underlying Indexes or their calculation.

Index returns do not reflect expenses paid by the Funds. Index returns assume reinvestment of distributions. It is not possible to invest directly in an index.

* * * * * *

26	WisdomTree Trust

Description of Terms and Indexes (unaudited) (concluded)

Abbreviations used in the schedules of investments and related tables included in this report are as follows:

CURRENCY ABBREVIATIONS:
AUD	Australian dollar	EUR	Euro	PEN	Peruvian nuevo sol
BRL	Brazilian real	GBP	British pound	PHP	Philippine peso
CAD	Canadian dollar	HKD	Hong Kong dollar	PLN	Polish zloty
CHF	Swiss franc	HUF	Hungary forint	RON	Romanian leu
CLP	Chilean peso	IDR	Indonesian rupiah	THB	Thai baht
CNH	Offshore Chinese renminbi	INR	Indian rupee	TRY	Turkish new lira
CNY	Chinese yuan	JPY	Japanese yen	TWD	New Taiwan dollar
COP	Colombian peso	KRW	South Korean won	USD	U.S. dollar
CZK	Czech koruna	MXN	Mexican peso	ZAR	South African rand
EGP	Egyptian pound	MYR	Malaysian ringgit

OTHER ABBREVIATIONS:
ADR	American Depositary Receipt
HRW	Hard Red Winter
PIK	Payment In Kind
RBOB	Reformulated Blendstock for Oxygenate Blending
REMIC	Real Estate Mortgage Investment Conduit
STRIPS	Separate Trading of Registered Interest and Principal of Securities
ULSD	Ultra-Low-Sulfur Diesel
WTI	West Texas Intermediate

WisdomTree Trust	27

Schedule of Investments

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

August 31, 2022

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 93.8%

U.S. Treasury Bills – 93.8%
1.49%, 9/15/22*	$93,404,000	$93,326,268
1.69%, 10/13/22*	94,324,000	94,070,072
2.25%, 11/17/22*	93,250,000	92,716,467
2.72%, 12/8/22*	93,600,000	92,888,216
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $373,228,964)		373,001,023

EXCHANGE-TRADED FUND – 4.2%

United States – 4.2%

WisdomTree Floating Rate Treasury Fund(a)
(Cost: $16,770,501)	333,500	$16,758,375

TOTAL INVESTMENTS IN SECURITIES – 98.0% (Cost: $389,999,465)		389,759,398

Other Assets less Liabilities – 2.0%		7,822,913

NET ASSETS – 100.0%		$397,582,311
*	Interest rate shown reflects the yield to maturity at the time of purchase.

(a)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended August 31, 2022 were as follows:

Affiliate	Value at 8/31/2021	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 8/31/2022	Dividend Income	Capital Gain Distributions
WisdomTree Floating Rate Treasury Fund	$5,898,500	$26,170,763	$15,280,684	$(21,146)	$(9,058)	$16,758,375	$88,175	$489

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America NA	9/6/2022	806,803	USD	1,045,000	CAD	$11,140	$—
Bank of America NA	9/6/2022	482,976	USD	465,000	CHF	7,135	—
Barclays Bank PLC	9/6/2022	8,909,970	USD	709,100,000	INR	—	(11,016)
Citibank NA	9/6/2022	831,810,000	INR	10,460,821	USD	3,945	—
Citibank NA	9/6/2022	1,792,628,000	KRW	1,364,045	USD	—	(23,765)
Citibank NA	9/6/2022	754,569,000	MXN	37,427,163	USD	—	(771)
Citibank NA	9/6/2022	264,306	USD	20,950,000	INR	740	—
Citibank NA	9/6/2022	1,340,046	USD	107,130,000	INR	—	(7,726)
Citibank NA	9/6/2022	608,383	USD	48,685,000	INR	—	(4,109)
Citibank NA	9/6/2022	142,468	USD	191,000,000	KRW	—	(335)
Citibank NA	9/6/2022	753,864	USD	1,011,000,000	KRW	—	(2,022)
Citibank NA	9/6/2022	204,423	USD	6,105,000	TWD	3,814	—
Citibank NA	9/6/2022	146,122	USD	4,400,000	TWD	1,538	—
Citibank NA	9/6/2022	470,902	USD	14,255,000	TWD	2,485	—
Citibank NA	10/6/2022	10,691,073	USD	852,535,000	INR	—	(6,614)
Citibank NA	10/6/2022	36,529,055	USD	740,685,000	MXN	667	—
Goldman Sachs	9/6/2022	11,105,000	INR	139,905	USD	—	(197)
Goldman Sachs	9/6/2022	229,000,000	KRW	175,715	USD	—	(4,500)
HSBC Holdings PLC	9/6/2022	280,000	AUD	195,409	USD	—	(3,809)
HSBC Holdings PLC	9/6/2022	800,000	CAD	622,091	USD	—	(12,970)
HSBC Holdings PLC	9/6/2022	55,918,000	CAD	42,575,774	USD	241	—
HSBC Holdings PLC	9/6/2022	200,000	CHF	209,867	USD	—	(5,205)
HSBC Holdings PLC	9/6/2022	2,525,000	CNH	374,266	USD	—	(8,710)
HSBC Holdings PLC	9/6/2022	1,845,000	EUR	1,894,221	USD	—	(39,604)
HSBC Holdings PLC	9/6/2022	121,815,000	EUR	122,448,438	USD	1,537	—
HSBC Holdings PLC	9/6/2022	470,000	GBP	572,320	USD	—	(26,281)
HSBC Holdings PLC	9/6/2022	90,520,000	JPY	682,657	USD	—	(30,903)
HSBC Holdings PLC	9/6/2022	3,640,000	MXN	177,961	USD	2,582	—
HSBC Holdings PLC	9/6/2022	1,082,060	USD	1,570,000	AUD	7,729	—
HSBC Holdings PLC	9/6/2022	2,454,142	USD	3,200,000	CAD	17,659	—

See Notes to Financial Statements.

28	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

August 31, 2022

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
HSBC Holdings PLC	9/6/2022	16,572,491	USD	15,735,000	CHF	$470,664	$—
HSBC Holdings PLC	9/6/2022	1,138,597	USD	1,100,000	CHF	12,953	—
HSBC Holdings PLC	9/6/2022	1,568,966	USD	10,815,000	CNH	3,231	—
HSBC Holdings PLC	9/6/2022	103,715,359	USD	101,235,000	EUR	1,952,659	—
HSBC Holdings PLC	9/6/2022	3,088,314	USD	3,095,000	EUR	—	(22,819)
HSBC Holdings PLC	9/6/2022	7,003,813	USD	7,025,000	EUR	—	(57,806)
HSBC Holdings PLC	9/6/2022	35,240,098	USD	28,915,000	GBP	1,647,081	—
HSBC Holdings PLC	9/6/2022	1,160,501	USD	980,000	GBP	21,951	—
HSBC Holdings PLC	9/6/2022	2,365,417	USD	2,015,000	GBP	24,419	—
HSBC Holdings PLC	9/6/2022	114,604	USD	9,170,000	INR	—	(762)
HSBC Holdings PLC	9/6/2022	3,058,608	USD	420,205,000	JPY	33,087	—
HSBC Holdings PLC	9/6/2022	11,036,694	USD	14,386,110,000	KRW	280,746	—
HSBC Holdings PLC	9/6/2022	2,145,510	USD	42,975,000	MXN	13,964	—
HSBC Holdings PLC	9/6/2022	6,870,538	USD	205,965,000	TWD	102,565	—
HSBC Holdings PLC	9/6/2022	88,516	USD	2,690,000	TWD	123	—
HSBC Holdings PLC	10/6/2022	43,594,328	USD	57,270,000	CAD	—	(433)
HSBC Holdings PLC	10/6/2022	123,641,662	USD	122,760,000	EUR	—	(2,798)
JP Morgan Chase Bank NA	9/6/2022	2,832,000	AUD	1,961,610	USD	—	(23,709)
JP Morgan Chase Bank NA	9/6/2022	27,533,000	AUD	18,840,529	USD	—	(49)
JP Morgan Chase Bank NA	9/6/2022	5,837,000	CAD	4,534,695	USD	—	(90,398)
JP Morgan Chase Bank NA	9/6/2022	1,961,000	CHF	2,053,786	USD	—	(47,069)
JP Morgan Chase Bank NA	9/6/2022	19,585,000	CNH	2,896,083	USD	—	(60,677)
JP Morgan Chase Bank NA	9/6/2022	187,965,000	CNH	27,211,927	USD	587	—
JP Morgan Chase Bank NA	9/6/2022	12,615,000	EUR	12,857,978	USD	—	(177,220)
JP Morgan Chase Bank NA	9/6/2022	3,603,000	GBP	4,387,643	USD	—	(201,731)
JP Morgan Chase Bank NA	9/6/2022	34,987,000	GBP	40,646,882	USD	495	—
JP Morgan Chase Bank NA	9/6/2022	746,608,000	JPY	5,624,060	USD	—	(248,402)
JP Morgan Chase Bank NA	9/6/2022	77,931,000	MXN	3,727,455	USD	137,898	—
JP Morgan Chase Bank NA	9/6/2022	242,505,000	TWD	7,978,188	USD	—	(9,516)
JP Morgan Chase Bank NA	9/6/2022	15,889,702	USD	22,730,000	AUD	335,854	—
JP Morgan Chase Bank NA	9/6/2022	270,531	USD	385,000	AUD	7,080	—
JP Morgan Chase Bank NA	9/6/2022	337,023	USD	490,000	AUD	1,723	—
JP Morgan Chase Bank NA	9/6/2022	2,425,756	USD	3,500,000	AUD	30,750	—
JP Morgan Chase Bank NA	9/6/2022	207,346	USD	300,000	AUD	2,059	—
JP Morgan Chase Bank NA	9/6/2022	203,611	USD	295,000	AUD	1,746	—
JP Morgan Chase Bank NA	9/6/2022	615,107	USD	790,000	CAD	13,601	—
JP Morgan Chase Bank NA	9/6/2022	765,617	USD	995,000	CAD	8,023	—
JP Morgan Chase Bank NA	9/6/2022	5,484,746	USD	7,105,000	CAD	74,992	—
JP Morgan Chase Bank NA	9/6/2022	462,814	USD	600,000	CAD	5,974	—
JP Morgan Chase Bank NA	9/6/2022	465,136	USD	605,000	CAD	4,488	—
JP Morgan Chase Bank NA	9/6/2022	279,586	USD	265,000	CHF	8,408	—
JP Morgan Chase Bank NA	9/6/2022	355,043	USD	340,000	CHF	7,116	—
JP Morgan Chase Bank NA	9/6/2022	2,507,236	USD	2,415,000	CHF	35,936	—
JP Morgan Chase Bank NA	9/6/2022	217,485	USD	210,000	CHF	2,589	—
JP Morgan Chase Bank NA	9/6/2022	211,833	USD	205,000	CHF	2,054	—
JP Morgan Chase Bank NA	9/6/2022	23,293,527	USD	157,170,000	CNH	539,340	—
JP Morgan Chase Bank NA	9/6/2022	388,694	USD	2,640,000	CNH	6,490	—
JP Morgan Chase Bank NA	9/6/2022	487,825	USD	3,335,000	CNH	5,002	—
JP Morgan Chase Bank NA	9/6/2022	3,482,908	USD	23,870,000	CNH	27,144	—
JP Morgan Chase Bank NA	9/6/2022	295,177	USD	2,030,000	CNH	1,285	—
JP Morgan Chase Bank NA	9/6/2022	295,659	USD	2,045,000	CNH	—	(404)
JP Morgan Chase Bank NA	9/6/2022	1,726,078	USD	1,695,000	EUR	22,242	—
JP Morgan Chase Bank NA	9/6/2022	2,160,793	USD	2,150,000	EUR	—	(414)
JP Morgan Chase Bank NA	9/6/2022	15,428,348	USD	15,465,000	EUR	—	(117,265)
JP Morgan Chase Bank NA	9/6/2022	1,316,977	USD	1,320,000	EUR	—	(9,903)
JP Morgan Chase Bank NA	9/6/2022	1,320,045	USD	1,320,000	EUR	—	(6,836)

See Notes to Financial Statements.

WisdomTree Trust	29

Schedule of Investments (continued)

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

August 31, 2022

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
JP Morgan Chase Bank NA	9/6/2022	586,786	USD	485,000	GBP	$23,321	$—
JP Morgan Chase Bank NA	9/6/2022	727,783	USD	615,000	GBP	13,285	—
JP Morgan Chase Bank NA	9/6/2022	5,254,274	USD	4,440,000	GBP	95,948	—
JP Morgan Chase Bank NA	9/6/2022	448,444	USD	380,000	GBP	6,966	—
JP Morgan Chase Bank NA	9/6/2022	444,810	USD	380,000	GBP	3,332	—
JP Morgan Chase Bank NA	9/6/2022	150,920	USD	11,980,000	INR	203	—
JP Morgan Chase Bank NA	9/6/2022	188,828	USD	15,110,000	INR	—	(1,267)
JP Morgan Chase Bank NA	9/6/2022	45,044,408	USD	5,991,645,000	JPY	1,903,924	—
JP Morgan Chase Bank NA	9/6/2022	751,105	USD	100,665,000	JPY	26,306	—
JP Morgan Chase Bank NA	9/6/2022	944,855	USD	129,135,000	JPY	15,069	—
JP Morgan Chase Bank NA	9/6/2022	6,780,985	USD	926,840,000	JPY	107,638	—
JP Morgan Chase Bank NA	9/6/2022	573,877	USD	78,620,000	JPY	7,805	—
JP Morgan Chase Bank NA	9/6/2022	573,373	USD	79,500,000	JPY	965	—
JP Morgan Chase Bank NA	9/6/2022	327,603	USD	425,000,000	KRW	9,847	—
JP Morgan Chase Bank NA	9/6/2022	185,305	USD	243,000,000	KRW	3,623	—
JP Morgan Chase Bank NA	9/6/2022	529,814	USD	10,585,000	MXN	4,802	—
JP Morgan Chase Bank NA	9/6/2022	666,248	USD	13,475,000	MXN	—	(2,108)
JP Morgan Chase Bank NA	9/6/2022	4,788,420	USD	95,885,000	MXN	32,553	—
JP Morgan Chase Bank NA	9/6/2022	407,879	USD	8,130,000	MXN	4,633	—
JP Morgan Chase Bank NA	9/6/2022	404,245	USD	8,105,000	MXN	2,240	—
JP Morgan Chase Bank NA	10/6/2022	19,008,002	USD	27,765,000	AUD	—	(170)
JP Morgan Chase Bank NA	10/6/2022	42,057,007	USD	36,180,000	GBP	—	(559)
JP Morgan Chase Bank NA	10/6/2022	8,278,356	USD	251,215,000	TWD	12,067	—
JP Morgan Chase Bank NA	10/13/2022	27,904,051	USD	192,690,000	CNH	—	(418)
Morgan Stanley & Co. International	9/6/2022	19,039,000	CHF	19,482,579	USD	273	—
Morgan Stanley & Co. International	9/6/2022	36,575,091	USD	46,840,000	CAD	911,073	—
Morgan Stanley & Co. International	9/6/2022	114,568	USD	9,150,000	INR	—	(545)
Morgan Stanley & Co. International	9/6/2022	1,664,303	USD	2,230,000,000	KRW	—	(2,983)
Morgan Stanley & Co. International	9/6/2022	30,482,815	USD	625,410,000	MXN	—	(537,330)
Morgan Stanley & Co. International	9/6/2022	650,208	USD	13,050,000	MXN	2,932	—
Morgan Stanley & Co. International	9/6/2022	1,034,626	USD	31,225,000	TWD	8,578	—
Morgan Stanley & Co. International	9/6/2022	88,566	USD	2,680,000	TWD	501	—
Morgan Stanley & Co. International	10/6/2022	19,858,997	USD	19,360,000	CHF	—	(391)
Royal Bank of Canada	9/6/2022	515,268	USD	3,530,000	CNH	4,215	—
Royal Bank of Canada	9/6/2022	1,716,904	USD	233,955,000	JPY	32,403	—
Standard Chartered Bank	9/6/2022	88,360,000	INR	1,120,751	USD	—	(9,119)
Standard Chartered Bank	9/6/2022	25,665,000	TWD	856,499	USD	—	(13,152)
Standard Chartered Bank	9/6/2022	2,635,000	TWD	87,951	USD	—	(1,365)
Standard Chartered Bank	9/6/2022	489,296	USD	705,000	AUD	6,874	—
Standard Chartered Bank	9/6/2022	141,133	USD	190,000,000	KRW	—	(923)
UBS AG	9/6/2022	7,299,867,000	JPY	52,559,227	USD	595	—
UBS AG	9/6/2022	17,562,482,000	KRW	13,081,923	USD	48,878	—
UBS AG	9/6/2022	474,572	USD	670,000	AUD	16,099	—
UBS AG	9/6/2022	1,076,058	USD	1,375,000	CAD	29,132	—
UBS AG	9/6/2022	494,061	USD	465,000	CHF	18,220	—
UBS AG	9/6/2022	690,316	USD	4,640,000	CNH	18,563	—
UBS AG	9/6/2022	3,065,263	USD	2,970,000	EUR	79,781	—
UBS AG	9/6/2022	1,039,104	USD	850,000	GBP	51,586	—
UBS AG	9/6/2022	1,329,461	USD	176,430,000	JPY	59,146	—
UBS AG	9/6/2022	232,723	USD	311,000,000	KRW	200	—
UBS AG	9/6/2022	445,672	USD	597,000,000	KRW	—	(682)
UBS AG	9/6/2022	920,229	USD	18,525,000	MXN	1,395	—
UBS AG	9/6/2022	116,322	USD	3,485,000	TWD	1,805	—
UBS AG	10/6/2022	53,838,439	USD	7,459,305,000	JPY	—	(890)
UBS AG	10/6/2022	13,245,700	USD	17,774,935,000	KRW	—	(50,450)
						$9,474,307	$(1,889,100)

See Notes to Financial Statements.

30	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Bloomberg U.S. Dollar Bullish Fund (USDU)

August 31, 2022

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Government Obligations	$—	$373,001,023	$—	$373,001,023
Exchange-Traded Fund	16,758,375	—	—	16,758,375
Total Investments in Securities	$16,758,375	$373,001,023	$—	$389,759,398
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$9,474,307	$—	$9,474,307
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(1,889,100)	$—	$(1,889,100)
Total – Net	$16,758,375	$380,586,230	$—	$397,344,605
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	31

Schedule of Investments

WisdomTree Chinese Yuan Strategy Fund (CYB)

August 31, 2022

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 65.0%

U.S. Treasury Bills – 65.0%
1.28%, 10/13/22*	$9,550,000	$9,524,291
2.75%, 12/8/22*	8,500,000	8,435,361
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $17,973,820)		17,959,652

	Shares

EXCHANGE-TRADED FUND – 4.0%

United States – 4.0%

WisdomTree Floating Rate Treasury Fund(a)
(Cost: $1,119,572)	22,300	1,120,575

REPURCHASE AGREEMENT – 31.8%

United States – 31.8%

Citigroup, Inc., tri-party repurchase agreement dated 8/31/22 (tri-party custodian: The Bank of New York Mellon Corp.), 2.30% due 9/1/22; Proceeds at maturity – $8,780,561 (fully collateralized by Ginnie Mae I Single Family, 4.50% due 3/15/52, Ginnie Mae II Single Family, 2.00% – 3.50% due 3/20/52; Market value including accrued interest – $9,219,988)

(Cost: $8,780,000)	$8,780,000	$8,780,000

TOTAL INVESTMENTS IN SECURITIES – 100.8% (Cost: $27,873,392)		27,860,227

Other Assets less Liabilities – (0.8)%		(211,765)

NET ASSETS – 100.0%		$27,648,462
*	Interest rate shown reflects the yield to maturity at the time of purchase.

(a)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended August 31, 2022 were as follows:

Affiliate	Value at 8/31/2021	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 8/31/2022	Dividend Income	Capital Gain Distributions
WisdomTree Floating Rate Treasury Fund	$1,822,260	$—	$703,862	$862	$1,315	$1,120,575	$7,547	$152

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of America NA	10/21/2022	28,417,000	CNH	4,231,601	USD	$—	$(108,635)
Citibank NA	9/15/2022	40,000,000	CNY	5,906,064	USD	—	(88,427)
Citibank NA	9/15/2022	690,823	USD	4,629,000	CNY	17,577	—
HSBC Holdings PLC	9/15/2022	224,148	USD	1,500,000	CNY	5,987	—
Morgan Stanley & Co. International	11/14/2022	67,303,000	CNY	9,964,910	USD	—	(182,838)
UBS AG	9/15/2022	4,902,872	USD	33,871,000	CNY	—	(23,358)
UBS AG	10/21/2022	60,485,000	CNY	9,002,083	USD	—	(215,025)
UBS AG	12/13/2022	33,947,000	CNY	4,916,008	USD	19,282	—
						$42,846	$(618,283)

See Notes to Financial Statements.

32	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Chinese Yuan Strategy Fund (CYB)

August 31, 2022

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Government Obligations	$—	$17,959,652	$—	$17,959,652
Exchange-Traded Fund	1,120,575	—	—	1,120,575
Repurchase Agreement	—	8,780,000	—	8,780,000
Total Investments in Securities	$1,120,575	$26,739,652	$—	$27,860,227
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$42,846	$—	$42,846
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(618,283)	$—	$(618,283)
Total – Net	$1,120,575	$26,164,215	$—	$27,284,790
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	33

Schedule of Investments

WisdomTree Emerging Currency Strategy Fund (CEW)

August 31, 2022

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 61.7%

U.S. Treasury Bills – 61.7%
1.14%, 9/15/22*	$2,800,000	$2,797,670
2.75%, 12/8/22*	2,300,000	2,282,509
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $5,081,952)		5,080,179

	Shares

EXCHANGE-TRADED FUND – 4.2%

United States – 4.2%

WisdomTree Floating Rate Treasury Fund(a)
(Cost: $341,394)	6,800	341,700

REPURCHASE AGREEMENT – 31.9%

United States – 31.9%

Citigroup, Inc., tri-party repurchase agreement dated 8/31/22 (tri-party custodian: The Bank of New York Mellon Corp.), 2.30% due 9/1/22; Proceeds at maturity – $2,630,168 (fully collateralized by U.S. Treasury Bond, 3.00% due 8/15/52; Market value including accrued interest – $2,682,651)

(Cost: $2,630,000)	$2,630,000	$2,630,000

TOTAL INVESTMENTS IN SECURITIES – 97.8% (Cost: $8,053,346)		8,051,879

Other Assets less Liabilities – 2.2%		182,787

NET ASSETS – 100.0%		$8,234,666
*	Interest rate shown reflects the yield to maturity at the time of purchase.

(a)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended August 31, 2022 were as follows:

Affiliate	Value at 8/31/2021	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 8/31/2022	Dividend Income	Capital Gain Distributions
WisdomTree Floating Rate Treasury Fund	$567,260	$175,895	$402,042	$185	$402	$341,700	$2,008	$47

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
BNP Paribas SA	11/4/2022	21,285,000	THB	581,149	USD	$6,108	$—
Citibank NA	11/4/2022	3,205,000	BRL	588,444	USD	20,748	—
Citibank NA	11/4/2022	8,780,010,000	IDR	580,896	USD	9,828	—
Citibank NA	11/4/2022	46,975,000	INR	582,474	USD	4,800	—
Citibank NA	11/4/2022	32,355,000	PHP	577,242	USD	—	(3,636)
HSBC Holdings PLC	11/4/2022	3,945,000	CNH	584,454	USD	—	(11,877)
HSBC Holdings PLC	11/4/2022	762,015,000	KRW	581,513	USD	—	(12,049)
JP Morgan Chase Bank NA	11/4/2022	2,642,765,000	COP	586,772	USD	4,215	—
JP Morgan Chase Bank NA	11/4/2022	12,145,000	MXN	580,237	USD	16,343	—
JP Morgan Chase Bank NA	11/4/2022	2,775,000	PLN	576,923	USD	8,179	—
JP Morgan Chase Bank NA	11/4/2022	11,925,000	TRY	578,054	USD	43,846	—
JP Morgan Chase Bank NA	11/4/2022	9,980,000	ZAR	585,739	USD	—	(3,595)
Morgan Stanley & Co. International	11/4/2022	2,595,000	MYR	581,161	USD	—	(1,894)
UBS AG	11/4/2022	546,285,000	CLP	581,315	USD	23,353	—
						$137,420	$(33,051)

See Notes to Financial Statements.

34	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Emerging Currency Strategy Fund (CEW)

August 31, 2022

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Government Obligations	$—	$5,080,179	$—	$5,080,179
Exchange-Traded Fund	341,700	—	—	341,700
Repurchase Agreement	—	2,630,000	—	2,630,000
Total Investments in Securities	$341,700	$7,710,179	$—	$8,051,879
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$137,420	$—	$137,420
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(33,051)	$—	$(33,051)
Total – Net	$341,700	$7,814,548	$—	$8,156,248
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	35

Schedule of Investments

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

August 31, 2022

Investments	Principal Amount	Value

CORPORATE BONDS – 87.4%

Argentina – 2.1%

Arcor SAIC 6.00%, 7/6/23(a)	$500,000	$499,907

MercadoLibre, Inc. 3.13%, 1/14/31	400,000	316,320

YPF SA
8.50%, 7/28/25(a)	200,000	144,270
8.50%, 6/27/29(b)	263,000	167,483

Total Argentina		1,127,980

Austria – 0.4%

Suzano Austria GmbH 7.00%, 3/16/47(b)	226,000	227,695

Brazil – 3.7%

Banco do Brasil SA
9.00%, 6/18/24, (9.00% fixed rate until 6/18/24; 10-year Constant Maturity Treasury Rate + 6.36% thereafter)(a)(c)(d)	250,000	251,300

Braskem Netherlands Finance BV 4.50%, 1/31/30(b)	400,000	353,250

CSN Resources SA 4.63%, 6/10/31(b)(e)	325,000	251,777

Fibria Overseas Finance Ltd. 5.50%, 1/17/27	50,000	50,618

Minerva Luxembourg SA 4.38%, 3/18/31(b)	275,000	228,470

Natura & Co. Luxembourg Holdings Sarl 6.00%, 4/19/29(b)	375,000	332,004

Nexa Resources SA 6.50%, 1/18/28(a)	500,000	498,000

Total Brazil		1,965,419

Chile – 3.6%

ATP Tower Holdings LLC / Andean Tower Partners Colombia SAS / Andean Telecom Partners 4.05%, 4/27/26(b)	300,000	264,590

Celulosa Arauco y Constitucion SA
4.50%, 8/1/24	200,000	200,220
5.50%, 11/2/47	325,000	279,556

Cia Cervecerias Unidas SA 3.35%, 1/19/32(b)	230,000	201,969

Colbun SA 3.95%, 10/11/27(b)	200,000	188,934

Falabella SA 3.38%, 1/15/32(b)	400,000	332,000

Inversiones CMPC SA 3.00%, 4/6/31(b)	325,000	271,360

VTR Comunicaciones SpA 5.13%, 1/15/28(b)	261,000	177,485

Total Chile		1,916,114

China – 3.9%

Bank of China Ltd. 5.00%, 11/13/24(a)(e)	350,000	355,771

CNAC HK Finbridge Co. Ltd. 5.13%, 3/14/28(a)	200,000	197,799

ENN Clean Energy International Investment Ltd. 3.38%, 5/12/26(b)	300,000	266,062

Lenovo Group Ltd.
5.83%, 1/27/28(b)	350,000	346,318
6.54%, 7/27/32(b)	330,000	324,735

Tencent Holdings Ltd.
3.98%, 4/11/29(a)	400,000	377,400
3.93%, 1/19/38(a)(e)	200,000	165,645

Total China		2,033,730

Colombia – 3.6%

Bancolombia SA
4.63%, 12/18/29, (4.625% fixed rate until 12/18/24; 5-year Constant Maturity Treasury Rate + 2.944% thereafter)(c)	385,000	336,592

Canacol Energy Ltd. 5.75%, 11/24/28(b)	275,000	237,997

Geopark Ltd. 5.50%, 1/17/27(b)	375,000	328,270

Millicom International Cellular SA 4.50%, 4/27/31(b)(e)	500,000	412,854

Promigas SA ESP / Gases del Pacifico SAC 3.75%, 10/16/29(b)	200,000	171,750

Transportadora de Gas Internacional SA ESP 5.55%, 11/1/28(b)	400,000	384,000

Total Colombia		1,871,463

Ghana – 0.8%

Tullow Oil PLC 10.25%, 5/15/26(b)	439,000	408,094

Guatemala – 1.6%

Central American Bottling Corp. / CBC Bottling Holdco SL / Beliv Holdco SL 5.25%, 4/27/29(b)	460,000	426,650

CT Trust 5.13%, 2/3/32(b)	500,000	433,745

Total Guatemala		860,395

Hong Kong – 1.1%

Melco Resorts Finance Ltd.
5.75%, 7/21/28(b)	275,000	187,000
5.75%, 7/21/28(a)	325,000	221,000
5.38%, 12/4/29(a)	250,000	163,125

Total Hong Kong		571,125

India – 5.9%

Adani Ports & Special Economic Zone Ltd. 4.38%, 7/3/29(b)	200,000	179,035

Bharti Airtel International Netherlands BV 5.35%, 5/20/24(b)	323,000	326,470

Bharti Airtel Ltd. 4.38%, 6/10/25(a)	200,000	197,205

JSW Steel Ltd. 5.05%, 4/5/32(b)	600,000	471,000

Network i2i Ltd.
3.98%, 3/3/26, (3.975% fixed rate until 3/3/26; 5-year Constant Maturity Treasury Rate + 3.39% thereafter)(b)(c)(d)(e)	300,000	259,633

See Notes to Financial Statements.

36	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

August 31, 2022

Investments	Principal Amount	Value

Reliance Industries Ltd.
3.67%, 11/30/27(b)	$400,000	$381,918
2.88%, 1/12/32(b)	335,000	284,995

Summit Digitel Infrastructure Ltd. 2.88%, 8/12/31(b)	550,000	427,479

Vedanta Resources Finance II PLC
13.88%, 1/21/24(b)	275,000	239,250
8.95%, 3/11/25(b)	450,000	351,000

Total India		3,117,985

Indonesia – 2.6%

Medco Bell Pte Ltd. 6.38%, 1/30/27(b)	478,000	424,822

Medco Oak Tree Pte Ltd. 7.38%, 5/14/26(a)	200,000	190,060

Pertamina Persero PT 3.10%, 1/21/30(b)	250,000	225,219

Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 4.13%, 5/15/27(a)(e)	541,000	524,517

Total Indonesia		1,364,618

Ireland – 1.4%

C&W Senior Financing DAC 6.88%, 9/15/27(a)	800,000	710,000

Israel – 5.1%

Bank Hapoalim BM
3.26%, 1/21/32, (3.255% fixed rate until 1/21/32; 5-year Constant Maturity Treasury Rate + 2.155% thereafter)(a)(b)(c)	475,000	414,675

Bank Leumi Le-Israel BM
5.13%, 7/27/27(a)(b)(e)	250,000	255,938
3.28%, 1/29/31, (3.275% fixed rate until 1/29/26; 5-year Constant Maturity Treasury Rate + 1.631% thereafter)(a)(b)(c)	500,000	446,875

Israel Electric Corp. Ltd. 4.25%, 8/14/28, Series GMTN(a)(b)	300,000	296,344

Mizrahi Tefahot Bank Ltd.
3.08%, 4/7/31, (3.077% fixed rate until 4/7/26; 5-year Constant Maturity Treasury Rate + 2.25% thereafter)(a)(b)(c)	550,000	486,200

Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/1/26	650,000	543,887
5.13%, 5/9/29(e)	300,000	262,905

Total Israel		2,706,824

Jamaica – 0.2%

Digicel International Finance Ltd. / Digicel International Holdings Ltd. 8.75%, 5/25/24(b)	81,000	77,094

Kazakhstan – 1.7%

KazMunayGas National Co. JSC 3.50%, 4/14/33(b)(e)	380,000	299,868

Tengizchevroil Finance Co. International Ltd. 3.25%, 8/15/30(b)	798,000	602,889

Total Kazakhstan		902,757

Kuwait – 2.2%

Equate Petrochemical BV
4.25%, 11/3/26(a)	400,000	393,500
2.63%, 4/28/28(b)	350,000	313,600

NBK Tier 1 Financing 2 Ltd.
4.50%, 8/27/25, (4.50% fixed rate until 8/27/25; 6-year U.S. dollar Swap Rate + 2.832% thereafter)(b)(c)(d)	500,000	463,909

Total Kuwait		1,171,009

Luxembourg – 1.4%

Altice Financing SA 5.75%, 8/15/29(b)	525,000	424,751

EIG Pearl Holdings Sarl 3.55%, 8/31/36(b)	325,000	284,294

Total Luxembourg		709,045

Malaysia – 2.1%

CIMB Bank Bhd 2.13%, 7/20/27(b)	225,000	201,761

Genm Capital Labuan Ltd. 3.88%, 4/19/31(b)	375,000	292,212

Misc Capital Two Labuan Ltd.
3.75%, 4/6/27(a)	200,000	187,827
3.75%, 4/6/27(b)	450,000	422,609

Total Malaysia		1,104,409

Mexico – 5.7%

Alpek SAB de CV
4.25%, 9/18/29(b)	400,000	368,944
4.25%, 9/18/29(a)	200,000	184,472

Banco Mercantil del Norte SA
7.50%, 6/27/29, (7.50% fixed rate until 6/27/29; 10-year Constant Maturity Treasury Rate + 5.47% thereafter)(b)(c)(d)	400,000	365,699

Braskem Idesa SAPI 6.99%, 2/20/32(b)	500,000	390,000

Cemex SAB de CV
5.20%, 9/17/30(b)	200,000	182,429
5.20%, 9/17/30(a)	300,000	273,644
3.88%, 7/11/31(b)	200,000	168,466

GCC SAB de CV Co. 3.61%, 4/20/32(b)	400,000	342,400

Grupo Bimbo SAB de CV
5.95%, 4/17/23, (5.95% fixed rate until 4/17/23; 5-year Constant Maturity Treasury Rate + 3.28% thereafter)(b)(c)(d)	400,000	397,424

Orbia Advance Corp. SAB de CV 2.88%, 5/11/31(b)	400,000	330,698

Total Mexico		3,004,176

Morocco – 0.7%

OCP SA
4.50%, 10/22/25(b)	200,000	195,521
6.88%, 4/25/44(a)	200,000	176,634

Total Morocco		372,155

See Notes to Financial Statements.

WisdomTree Trust	37

Schedule of Investments (continued)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

August 31, 2022

Investments	Principal Amount	Value

Netherlands – 1.6%

Sigma Finance Netherlands BV 4.88%, 3/27/28(b)	$385,000	$373,509

VEON Holdings BV
4.00%, 4/9/25(b)	550,000	354,750
3.38%, 11/25/27(a)	200,000	105,000

Total Netherlands		833,259

Oman – 2.7%

OQ SAOC
5.13%, 5/6/28(b)	500,000	485,125
5.13%, 5/6/28(a)	250,000	242,563

Oryx Funding Ltd. 5.80%, 2/3/31(b)	250,000	238,249

Oztel Holdings SPC Ltd. 5.63%, 10/24/23(a)	450,000	452,830

Total Oman		1,418,767

Panama – 1.5%

Aeropuerto Internacional de Tocumen SA 4.00%, 8/11/41(b)	325,000	266,115

AES Panama Generation Holdings SRL 4.38%, 5/31/30(b)	625,000	545,000

Total Panama		811,115

Peru – 2.5%

Credicorp Ltd.
2.75%, 6/17/25(b)(e)	225,000	212,130
2.75%, 6/17/25(a)	200,000	188,560

Inkia Energy Ltd. 5.88%, 11/9/27(a)	200,000	190,563

InRetail Consumer 3.25%, 3/22/28(b)	375,000	323,647

Southern Copper Corp. 5.88%, 4/23/45(e)	400,000	417,539

Total Peru		1,332,439

Poland – 0.7%

Canpack SA / Canpack U.S. LLC 3.13%, 11/1/25(b)	384,000	342,780

Qatar – 2.2%

Commercial Bank PSQC
4.50%, 3/3/26, (4.5% fixed rate until 3/3/26; 5-year Constant Maturity Treasury Rate + 3.874% thereafter)(a)(c)(d)	400,000	369,000

Ooredoo International Finance Ltd. 2.63%, 4/8/31(b)	375,000	335,625

Qatar Energy
2.25%, 7/12/31(a)	200,000	174,500
3.30%, 7/12/51(b)	325,000	259,066

Total Qatar		1,138,191

Russia – 1.1%

Alfa Bank AO Via Alfa Bond Issuance PLC
5.95%, 4/15/30, (5.95% fixed rate until 4/15/25; 5-year Constant Maturity Treasury Rate + 4.546% thereafter)(b)(f)	350,000	32,025

Credit Bank of Moscow Via CBOM Finance PLC 3.88%, 9/21/26(b)(f)	500,000	103,531

Gazprom PJSC Via Gaz Capital SA 8.63%, 4/28/34(a)	322,000	169,050

Gazprom PJSC Via Gaz Finance PLC
4.60%, 10/26/25, (4.599% fixed rate until 10/26/25; 5-year Constant Maturity Treasury Rate + 4.264% thereafter)(b)(c)(d)	225,000	90,070

Phosagro OAO Via Phosagro Bond Funding DAC 2.60%, 9/16/28(b)(f)	250,000	135,000

Sovcombank Via SovCom Capital DAC
7.75%, 5/6/25, (7.75% fixed rate until 5/6/25; 5-year Constant Maturity Treasury Rate + 6.38% thereafter)(b)(d)(f)	300,000	24,563

Total Russia		554,239

Saudi Arabia – 2.9%

Arabian Centres Sukuk II Ltd. 5.63%, 10/7/26(b)	200,000	182,032

EIG Pearl Holdings Sarl 3.55%, 8/31/36(a)	200,000	174,950

SA Global Sukuk Ltd.
2.69%, 6/17/31(b)	200,000	182,645
2.69%, 6/17/31(a)	200,000	182,645

Saudi Arabian Oil Co. 2.25%, 11/24/30(b)	700,000	610,050

Saudi Electricity Global Sukuk Co. 2 5.06%, 4/8/43(a)	200,000	200,454

Total Saudi Arabia		1,532,776

Singapore – 0.7%

Oversea-Chinese Banking Corp. Ltd.
1.83%, 9/10/30, (1.832% fixed rate until 9/10/25; 5-year Constant Maturity Treasury Rate + 1.58% thereafter)(b)(c)	425,000	389,164

South Africa – 3.2%

AngloGold Ashanti Holdings PLC
3.38%, 11/1/28	350,000	307,847
6.50%, 4/15/40	256,000	249,175

Bidvest Group UK PLC 3.63%, 9/23/26(b)	425,000	390,362

Gold Fields Orogen Holdings BVI Ltd. 5.13%, 5/15/24(a)	425,000	428,764

Sasol Financing USA LLC 4.38%, 9/18/26	350,000	326,616

Total South Africa		1,702,764

South Korea – 4.6%

Kookmin Bank
2.50%, 11/4/30(b)	475,000	394,167
2.50%, 11/4/30(a)	300,000	248,948

KT Corp. 4.00%, 8/8/25(b)	300,000	297,124

POSCO 4.38%, 8/4/25(b)	400,000	397,164

See Notes to Financial Statements.

38	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

August 31, 2022

Investments	Principal Amount	Value

Shinhan Financial Group Co. Ltd.
2.88%, 5/12/26, (2.875% fixed rate until 5/12/26; 5-year Constant Maturity Treasury Rate + 2.064% thereafter)(b)(c)(d)	$300,000	$265,875

SK Hynix, Inc.
3.00%, 9/17/24(a)	200,000	192,963
2.38%, 1/19/31(b)	300,000	237,060

Woori Bank 4.75%, 4/30/24(a)	400,000	400,175

Total South Korea		2,433,476

Taiwan – 0.7%

TSMC Global Ltd. 4.63%, 7/22/32(b)	350,000	351,852

Thailand – 3.7%

Bangkok Bank PCL
5.00%, 9/23/25, (5.00% fixed rate until 9/23/25; 5-year Constant Maturity Treasury Rate + 4.729% thereafter)(b)(c)(d)	450,000	423,000
4.45%, 9/19/28(b)	300,000	297,487

GC Treasury Center Co. Ltd.
2.98%, 3/18/31(a)(e)	200,000	166,855
4.40%, 3/30/32(b)	440,000	406,433

PTTEP Treasury Center Co. Ltd.
2.59%, 6/10/27(a)	200,000	181,610
3.90%, 12/6/59(b)	600,000	456,870

Total Thailand		1,932,255

Turkey – 2.6%

Akbank TAS 6.80%, 2/6/26(a)	300,000	271,067

Turk Telekomunikasyon AS 6.88%, 2/28/25(b)	200,000	179,322

Turkiye Is Bankasi AS 6.13%, 4/25/24(a)	200,000	188,957

Turkiye Sise ve Cam Fabrikalari AS 6.95%, 3/14/26(b)	500,000	464,171

Yapi ve Kredi Bankasi AS
7.88%, 1/22/31, (7.875% fixed rate until 1/22/26; 5-year Constant Maturity Treasury Rate + 7.415% thereafter)(b)(c)	300,000	266,290

Total Turkey		1,369,807

United Arab Emirates – 4.9%

Abu Dhabi National Energy Co. PJSC
2.00%, 4/29/28(a)	200,000	179,700
4.88%, 4/23/30(a)	200,000	211,100

DP World Ltd. 6.85%, 7/2/37(a)	370,000	410,084

Emirates NBD Bank PJSC
6.13%, 3/20/25, (6.13% fixed rate until 3/20/25; 6-year U.S. dollar Swap Rate + 3.656% thereafter)(a)(c)(d)	350,000	348,477

Galaxy Pipeline Assets Bidco Ltd.
1.75%, 9/30/27(a)	446,010	418,403
2.16%, 3/31/34(b)	288,258	252,226
2.94%, 9/30/40(b)	3,845	3,206
2.94%, 9/30/40(a)	196,522	163,886

MAF Global Securities Ltd. 4.75%, 5/7/24(a)	200,000	200,726

MHP Lux SA 6.25%, 9/19/29(b)	275,000	124,437

Sweihan PV Power Co. PJSC 3.63%, 1/31/49(b)	322,793	274,616

Total United Arab Emirates		2,586,861

United Kingdom – 1.1%

Antofagasta PLC 5.63%, 5/13/32(b)(e)	275,000	273,625

CK Hutchison International 21 Ltd. 2.50%, 4/15/31(b)	350,000	302,272

Total United Kingdom		575,897

United States – 0.9%

JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc. 3.63%, 1/15/32(b)	568,000	492,024
TOTAL CORPORATE BONDS (Cost: $53,900,799)		46,019,753

FOREIGN GOVERNMENT AGENCIES – 1.8%

South Korea – 1.8%

Korea Development Bank 4.25%, 9/8/32	250,000	249,535

Korea Electric Power Corp. 3.63%, 6/14/25(b)	700,000	688,156
TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $948,140)		937,691

FOREIGN GOVERNMENT OBLIGATIONS – 1.0%

Hungary – 0.7%

Hungary Government International Bond 5.25%, 6/16/29(b)	400,000	386,468

Nigeria – 0.3%

Nigeria Government International Bond 6.50%, 11/28/27(a)	200,000	153,500
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $595,289)		539,968

	Shares

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 3.8%

United States – 3.8%

State Street Navigator Securities Lending Government Money Market Portfolio, 2.34%(g)
(Cost: $2,002,085)	2,002,085	2,002,085

TOTAL INVESTMENTS IN SECURITIES – 94.0% (Cost: $57,446,313)		49,499,497

Other Assets less Liabilities – 6.0%		3,155,549

NET ASSETS – 100.0%		$52,655,046
(a)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

WisdomTree Trust	39

Schedule of Investments (concluded)

WisdomTree Emerging Markets Corporate Bond Fund (EMCB)

August 31, 2022

(c)	Rate shown reflects the accrual rate as of August 31, 2022 on securities with variable or step rates.

(d)	The security has a perpetual maturity; the date displayed is the next call date.

(e)

Security, or portion thereof, was on loan at August 31, 2022 (See Note 2). At August 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $3,092,296 and the total market value of the collateral held by the Fund was $3,216,067. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $1,213,982.

(f)	Security in default on interest payments.

(g)	Rate shown represents annualized 7-day yield as of August 31, 2022.

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS (EXCHANGE-TRADED)

Short Exposure	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Note	30	12/20/22	$(3,507,188)	$21,985
Ultra 10 Year U.S. Treasury Note	27	12/20/22	(3,380,062)	22,659
			$(6,887,250)	$44,644

Long Exposure
2 Year U.S. Treasury Note	43	12/30/22	$8,958,110	$(10,301)
5 Year U.S. Treasury Note	1	12/30/22	110,820	(410)
U.S. Treasury Long Bond	7	12/20/22	950,906	(9,188)
U.S. Treasury Ultra Long Term Bond	1	12/20/22	149,500	—
			$10,169,336	$(19,899)
Total – Net			$3,282,086	$24,745

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Corporate Bonds	$—	$46,019,753	$—	$46,019,753
Foreign Government Agencies	—	937,691	—	937,691
Foreign Government Obligations	—	539,968	—	539,968
Investment of Cash Collateral for Securities Loaned	—	2,002,085	—	2,002,085
Total Investments in Securities	$—	$49,499,497	$—	$49,499,497
Financial Derivative Instruments
Futures Contracts[1]	$44,644	$—	$—	$44,644
Liabilities:
Financial Derivative Instruments
Futures Contracts[1]	$(19,899)	$—	$—	$(19,899)
Total – Net	$24,745	$49,499,497	$—	$49,524,242
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

40	WisdomTree Trust

Schedule of Investments

WisdomTree Emerging Markets Local Debt Fund (ELD)

August 31, 2022

Investments	Principal Amount†		Value

FOREIGN GOVERNMENT OBLIGATIONS – 80.7%

Brazil – 9.7%

Brazil Letras do Tesouro Nacional
6.82%, 7/1/23, Series LTN(a)	8,495,000	BRL	$1,475,166
7.61%, 1/1/24, Series LTN(a)	13,290,000	BRL	2,180,002
9.41%, 7/1/24, Series LTN(a)	7,255,000	BRL	1,130,234

Brazil Notas do Tesouro Nacional
10.00%, 1/1/23, Series F	7,835,000	BRL	1,494,503
10.00%, 1/1/25, Series F	4,249,000	BRL	785,563
10.00%, 1/1/27, Series F	3,780,000	BRL	681,977
10.00%, 1/1/29, Series F	3,560,000	BRL	624,230
10.00%, 1/1/31, Series F	500,000	BRL	85,760

Total Brazil			8,457,435

Chile – 3.8%

Bonos de la Tesoreria de la Republica en pesos
4.00%, 3/1/23(b)(c)	200,000,000	CLP	217,165
2.50%, 3/1/25	765,000,000	CLP	753,897
4.50%, 3/1/26	680,000,000	CLP	688,280
2.30%, 10/1/28(b)(c)	105,000,000	CLP	91,465
5.00%, 10/1/28(b)(c)	480,000,000	CLP	489,625
4.70%, 9/1/30(b)(c)	175,000,000	CLP	173,674
5.00%, 3/1/35	490,000,000	CLP	474,432
6.00%, 1/1/43, Series 30YR	380,000,000	CLP	397,863

Total Chile			3,286,401

China – 4.5%

China Development Bank 3.41%, 6/7/31, Series 2110	2,000,000	CNY	301,013

China Government Bond
3.12%, 12/5/26, Series 1916	2,250,000	CNY	336,282
2.85%, 6/4/27, Series INBK	1,700,000	CNY	251,565
3.25%, 11/22/28, Series 1827	5,000,000	CNY	754,305
3.29%, 5/23/29, Series 1906	5,000,000	CNY	758,134
3.13%, 11/21/29, Series 1915	4,000,000	CNY	599,105
2.68%, 5/21/30, Series INBK	2,970,000	CNY	431,158
3.81%, 9/14/50, Series INBK	3,000,000	CNY	487,035

Total China			3,918,597

Colombia – 6.4%

Colombian TES
10.00%, 7/24/24, Series B	2,958,700,000	COP	656,909
6.25%, 11/26/25, Series B	1,502,400,000	COP	294,101
7.50%, 8/26/26, Series B	5,104,300,000	COP	1,008,097
5.75%, 11/3/27, Series B	5,079,700,000	COP	887,840
6.00%, 4/28/28, Series B	2,422,600,000	COP	419,664
7.75%, 9/18/30, Series B	562,200,000	COP	100,139
7.00%, 3/26/31, Series B	3,300,000,000	COP	552,214
7.00%, 6/30/32, Series B	3,041,800,000	COP	492,677
7.25%, 10/18/34, Series B	2,210,400,000	COP	349,530
6.25%, 7/9/36, Series B	5,000,000,000	COP	697,245
7.25%, 10/26/50, Series B	850,000,000	COP	117,732

Total Colombia			5,576,148

Czech Republic – 1.8%

Czech Republic Government Bond
0.45%, 10/25/23, Series 97(b)	5,680,000	CZK	217,411
3.62%, 12/12/24, Series 135(a)	2,000,000	CZK	72,152
1.25%, 2/14/25, Series 120	10,000,000	CZK	367,160
0.25%, 2/10/27, Series 100	6,300,000	CZK	209,182
0.05%, 11/29/29, Series 130	9,200,000	CZK	268,765
1.20%, 3/13/31, Series 121	15,000,000	CZK	464,256

Total Czech Republic			1,598,926

Egypt – 0.0%

Egypt Government Bond 14.48%, 4/6/26, Series 5YR	200,000	EGP	9,428

Hungary – 1.5%

Hungary Government Bond
1.75%, 10/26/22, Series 22/B	66,770,000	HUF	165,303
6.00%, 11/24/23, Series 23/A	17,600,000	HUF	41,654
3.00%, 6/26/24, Series 24/B	168,940,000	HUF	369,297
1.00%, 11/26/25, Series 25/C(d)	30,000,000	HUF	55,678
3.00%, 10/27/27, Series 27/A(d)	164,360,000	HUF	302,505
3.00%, 8/21/30, Series 30/A(d)	55,660,000	HUF	94,062
3.25%, 10/22/31, Series 31/A(d)	72,870,000	HUF	121,454
2.25%, 4/20/33, Series 33/A(d)	95,360,000	HUF	135,150
3.00%, 10/27/38, Series 38/A	27,000,000	HUF	35,271

Total Hungary			1,320,374

India – 4.1%

India Government Bond
5.15%, 11/9/25	50,000,000	INR	597,761
5.63%, 4/12/26	50,000,000	INR	605,948
7.26%, 1/14/29	50,000,000	INR	634,907
5.79%, 5/11/30	50,000,000	INR	579,625
6.10%, 7/12/31	50,000,000	INR	585,214
7.16%, 9/20/50	50,000,000	INR	604,784

Total India			3,608,239

Indonesia – 11.2%

Indonesia Treasury Bond
8.38%, 3/15/24, Series FR70	8,465,000,000	IDR	593,135
8.13%, 5/15/24, Series FR77	8,178,000,000	IDR	572,749
6.50%, 6/15/25, Series FR81	7,700,000,000	IDR	523,190
5.50%, 4/15/26, Series FR86	4,697,000,000	IDR	306,646
8.38%, 9/15/26, Series FR56	9,931,000,000	IDR	712,918
6.13%, 5/15/28, Series FR64	12,300,000,000	IDR	804,876
9.00%, 3/15/29, Series FR71	9,875,000,000	IDR	736,176
8.25%, 5/15/29, Series FR78	3,520,000,000	IDR	253,580
7.00%, 9/15/30, Series FR82	13,000,000,000	IDR	874,987
8.75%, 5/15/31, Series FR73	8,601,000,000	IDR	640,330
8.25%, 6/15/32, Series FR58	4,489,000,000	IDR	328,219
8.38%, 3/15/34, Series FR68	9,800,000,000	IDR	719,690
7.50%, 6/15/35, Series FR80	11,063,000,000	IDR	769,211
8.25%, 5/15/36, Series FR72	11,563,000,000	IDR	841,760
7.50%, 5/15/38, Series FR75	3,300,000,000	IDR	227,004
8.38%, 4/15/39, Series FR79	2,800,000,000	IDR	208,361
7.50%, 4/15/40, Series FR83	4,000,000,000	IDR	277,312
8.75%, 2/15/44, Series FR67	1,390,000,000	IDR	106,102

Perusahaan Penerbit SBSN Indonesia 6.63%, 10/15/24, Series PBS	5,000,000,000	IDR	343,427

Total Indonesia			9,839,673

Malaysia – 7.6%

Malaysia Government Bond
3.48%, 6/14/24, Series 0319	1,000,000	MYR	224,352

See Notes to Financial Statements.

WisdomTree Trust	41

Schedule of Investments (continued)

WisdomTree Emerging Markets Local Debt Fund (ELD)

August 31, 2022

Investments	Principal Amount†		Value
4.18%, 7/15/24, Series 0114	1,560,000	MYR	$354,368
3.96%, 9/15/25, Series 0115	2,890,000	MYR	655,984
3.91%, 7/15/26, Series 0119	465,000	MYR	105,193
3.90%, 11/30/26, Series 0316	1,400,000	MYR	315,849
3.90%, 11/16/27, Series 0417	4,410,000	MYR	992,440
3.89%, 8/15/29, Series 0219	800,000	MYR	178,048
2.63%, 4/15/31, Series 0220	2,000,000	MYR	403,284
3.83%, 7/5/34, Series 0419	1,485,000	MYR	320,534
4.25%, 5/31/35, Series 0415	1,400,000	MYR	313,745
4.76%, 4/7/37, Series 0317	1,832,000	MYR	431,720
3.76%, 5/22/40, Series 0519	1,500,000	MYR	309,598
4.07%, 6/15/50, Series 0120	1,315,000	MYR	270,588

Malaysia Government Investment Issue
4.13%, 8/15/25, Series 0118	1,725,000	MYR	392,089
3.73%, 3/31/26, Series 0319	2,900,000	MYR	650,221
3.42%, 9/30/27, Series 0120	500,000	MYR	109,784
3.47%, 10/15/30, Series 0220	1,980,000	MYR	425,532
3.45%, 7/15/36, Series 0121	1,125,000	MYR	230,373

Total Malaysia			6,683,702

Mexico – 4.7%

Mexican Bonos
5.75%, 3/5/26, Series M	3,700,000	MXN	164,984
8.50%, 5/31/29, Series M 20	15,945,000	MXN	772,305
7.75%, 5/29/31, Series M	15,133,000	MXN	693,518
7.75%, 11/23/34, Series M	5,319,000	MXN	238,709
10.00%, 11/20/36, Series M 30	4,237,000	MXN	228,604
8.50%, 11/18/38, Series M 30	9,354,000	MXN	444,266
7.75%, 11/13/42, Series M	15,142,000	MXN	665,060
8.00%, 11/7/47, Series M	20,000,000	MXN	895,833

Total Mexico			4,103,279

Peru – 3.5%

Peru Government Bond
8.20%, 8/12/26	125,000	PEN	33,962
6.35%, 8/12/28	2,200,000	PEN	537,434
5.94%, 2/12/29	4,785,000	PEN	1,130,156
6.15%, 8/12/32	3,451,000	PEN	783,535
5.40%, 8/12/34	330,000	PEN	68,143
6.90%, 8/12/37	500,000	PEN	115,445
5.35%, 8/12/40	2,000,000	PEN	381,438

Total Peru			3,050,113

Philippines – 1.8%

Philippine Government International Bond
3.90%, 11/26/22	39,000,000	PHP	687,720
6.25%, 1/14/36	50,000,000	PHP	857,513

Total Philippines			1,545,233

Poland – 3.7%

Republic of Poland Government Bond
2.50%, 1/25/23, Series 0123	270,000	PLN	56,611
4.00%, 10/25/23, Series 1023	2,300,000	PLN	476,332
2.50%, 4/25/24, Series 0424(d)	1,200,000	PLN	239,627
0.75%, 4/25/25, Series 0425(d)	3,705,000	PLN	678,427
2.50%, 7/25/26, Series 0726	4,095,000	PLN	751,673
2.50%, 7/25/27, Series 0727(d)	3,505,000	PLN	621,003
2.75%, 10/25/29, Series 1029(d)	585,000	PLN	100,556
1.25%, 10/25/30, Series 1030	2,215,000	PLN	328,722

Total Poland			3,252,951

Romania – 1.8%

Romania Government Bond
5.85%, 4/26/23, Series 10Y	1,470,000	RON	302,531
4.00%, 10/25/23, Series 3Y	565,000	RON	113,279
3.25%, 4/29/24, Series 7Y	950,000	RON	184,707
4.75%, 2/24/25, Series 10Y	1,410,000	RON	274,100
4.85%, 4/22/26, Series 7Y	1,000,000	RON	188,904
5.80%, 7/26/27, Series 15YR(d)	580,000	RON	110,994
4.15%, 1/26/28, Series 8Y	940,000	RON	164,657
5.00%, 2/12/29, Series 10Y	500,000	RON	89,236
3.65%, 9/24/31, Series 15Y	500,000	RON	76,655
4.75%, 10/11/34, Series 15Y	560,000	RON	88,587

Total Romania			1,593,650

South Africa – 9.1%

Republic of South Africa Government Bond
10.50%, 12/21/26, Series R186	10,000,000	ZAR	616,482
8.00%, 1/31/30, Series 2030	25,655,000	ZAR	1,318,167
7.00%, 2/28/31, Series R213	10,267,000	ZAR	477,949
8.25%, 3/31/32, Series 2032	19,895,000	ZAR	986,614
8.88%, 2/28/35, Series 2035	18,810,000	ZAR	936,284
6.25%, 3/31/36, Series R209	3,021,600	ZAR	117,243
8.50%, 1/31/37, Series 2037	12,350,000	ZAR	581,800
9.00%, 1/31/40, Series 2040	19,300,000	ZAR	929,762
6.50%, 2/28/41, Series R214	4,005,000	ZAR	148,104
8.75%, 1/31/44, Series 2044	12,665,000	ZAR	586,980
8.75%, 2/28/48, Series 2048	28,120,000	ZAR	1,299,472

Total South Africa			7,998,857

Thailand – 3.9%

Thailand Government Bond
2.00%, 12/17/22	6,000,000	THB	165,141
0.75%, 6/17/24	3,025,000	THB	81,891
1.45%, 12/17/24	31,565,000	THB	862,542
0.95%, 6/17/25	7,000,000	THB	188,022
3.85%, 12/12/25	5,480,000	THB	160,021
2.13%, 12/17/26	4,000,000	THB	110,645
2.88%, 12/17/28	3,615,000	THB	103,122
4.88%, 6/22/29	5,067,000	THB	161,245
1.60%, 12/17/29	15,245,000	THB	397,291
3.65%, 6/20/31	9,000,000	THB	270,158
1.60%, 6/17/35	6,130,000	THB	144,822
3.40%, 6/17/36	9,225,000	THB	263,695
3.30%, 6/17/38	12,000,000	THB	330,842
2.88%, 6/17/46	6,985,000	THB	171,598

Total Thailand			3,411,035

Turkey – 1.6%

Turkey Government Bond
12.20%, 1/18/23	3,235,000	TRY	177,001
16.20%, 6/14/23	4,830,000	TRY	270,774
9.00%, 7/24/24	733,000	TRY	38,655
8.00%, 3/12/25	4,657,000	TRY	237,016
12.60%, 10/1/25	3,815,000	TRY	213,138
10.60%, 2/11/26	2,290,000	TRY	121,992
11.00%, 2/24/27	806,000	TRY	41,287
10.50%, 8/11/27	3,410,000	TRY	172,051
11.70%, 11/13/30	1,905,000	TRY	102,294

Total Turkey			1,374,208
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $91,316,618)			70,628,249

See Notes to Financial Statements.

42	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets Local Debt Fund (ELD)

August 31, 2022

Investments	Principal Amount†		Value

SUPRANATIONAL BONDS – 9.6%

European Bank for Reconstruction & Development 6.45%, 12/13/22	7,910,000,000	IDR	$535,345

European Investment Bank
5.50%, 1/23/23	7,000,000	MXN	339,698
7.50%, 7/30/23	38,000,000	MXN	1,835,382
7.75%, 1/30/25	10,000,000	MXN	474,364
8.13%, 12/21/26	9,740,000	ZAR	576,878
8.00%, 5/5/27(b)	12,500,000	ZAR	732,095

Inter-American Development Bank 7.50%, 12/5/24	8,000,000	MXN	375,497

International Bank for Reconstruction & Development 8.25%, 12/21/26	6,675,000	ZAR	391,695

International Finance Corp.
5.75%, 3/2/23	11,000,000	MXN	534,216
7.00%, 7/20/27	27,980,000	MXN	1,267,113
7.50%, 1/18/28	19,700,000	MXN	911,683
7.75%, 1/18/30	10,000,000	MXN	456,593
TOTAL SUPRANATIONAL BONDS (Cost: $8,940,308)			8,430,559

REPURCHASE AGREEMENT – 4.6%

United States – 4.6%

Citigroup, Inc., tri-party repurchase agreement dated 8/31/22 (tri-party custodian: The Bank of New York Mellon Corp.), 2.30% due 9/1/22; Proceeds at maturity – $3,970,254 (fully collateralized by Ginnie Mae II Single Family, 2.00% – 3.50% due 3/20/52; Market value including accrued interest – $4,169,009)

(Cost: $3,970,000)	3,970,000		3,970,000

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.9%

United States – 2.9%

State Street Navigator Securities Lending Government Money Market Portfolio, 2.34%(e)
(Cost: $2,553,599)	2,553,599		2,553,599

TOTAL INVESTMENTS IN SECURITIES – 97.8% (Cost: $106,780,525)			85,582,407

Other Assets less Liabilities – 2.2%			1,961,247

NET ASSETS – 100.0%			$87,543,654
†	Principal amount is reported in U.S. dollars unless otherwise noted.

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield as of August 31, 2022.

(b)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(c)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(d)

Security, or portion thereof, was on loan at August 31, 2022 (See Note 2). At August 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $2,459,456 and the total market value of the collateral held by the Fund was $2,553,599.

(e)	Rate shown represents annualized 7-day yield as of August 31, 2022.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Barclays Bank PLC	9/15/2022	2,462,000	MYR	558,163	USD	$—	$(8,272)
Citibank NA	9/15/2022	19,000,000	CNY	2,818,698	USD	—	(55,321)
Citibank NA	9/15/2022	6,900,000	TRY	381,954	USD	—	(6,009)
Citibank NA	9/15/2022	152,117	USD	12,000,000	INR	1,280	—
HSBC Holdings PLC	9/15/2022	8,200,000	MXN	403,257	USD	3,460	—
State Street Bank and Trust	9/1/2022	2,432	USD	44,330	TRY	—	(4)
State Street Bank and Trust	9/1/2022	25,530	USD	437,500	ZAR	—	(138)
						$4,740	$(69,744)

See Notes to Financial Statements.

WisdomTree Trust	43

Schedule of Investments (concluded)

WisdomTree Emerging Markets Local Debt Fund (ELD)

August 31, 2022

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Foreign Government Obligations	$—	$70,628,249	$—	$70,628,249
Supranational Bonds	—	8,430,559	—	8,430,559
Repurchase Agreement	—	3,970,000	—	3,970,000
Investment of Cash Collateral for Securities Loaned	—	2,553,599	—	2,553,599
Total Investments in Securities	$—	$85,582,407	$—	$85,582,407
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$4,740	$—	$4,740
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(69,744)	$—	$(69,744)
Total – Net	$—	$85,517,403	$—	$85,517,403
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

44	WisdomTree Trust

Schedule of Investments

WisdomTree Floating Rate Treasury Fund (USFR)

August 31, 2022

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 99.8%

U.S. Treasury Notes – 99.8%

U.S. Treasury Floating Rate Notes
2.94%, 10/31/23, (3-month U.S. Treasury Bill Money Market Yield + 0.035%)*	$2,350,067,000	$2,352,095,930
2.89%, 1/31/24, (3-month U.S. Treasury Bill Money Market Yield - 0.015%)*	2,164,758,000	2,164,400,577
2.83%, 4/30/24, (3-month U.S. Treasury Bill Money Market Yield - 0.075%)*	2,103,456,000	2,100,053,534
2.94%, 7/31/24, (3-month U.S. Treasury Bill Money Market Yield + 0.37%)*	1,418,587,000	1,417,498,844

TOTAL INVESTMENTS IN SECURITIES – 99.8% (Cost: $8,041,023,263)		8,034,048,885

Other Assets less Liabilities – 0.2%		18,194,168

NET ASSETS – 100.0%		$8,052,243,053
*	Floating rate note. Coupon shown is in effect at August 31, 2022. Date represents the ultimate maturity date.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Government Obligations	$—	$8,034,048,885	$—	$8,034,048,885
Total Investments in Securities	$—	$8,034,048,885	$—	$8,034,048,885

See Notes to Financial Statements.

WisdomTree Trust	45

Schedule of Investments

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2022

Investments	Principal Amount	Value

CORPORATE BONDS – 95.2%

Canada – 0.3%

Open Text Holdings, Inc. 4.13%, 2/15/30(a)	$409,000	$329,806

Primo Water Holdings, Inc. 4.38%, 4/30/29(a)	368,000	315,328

Total Canada		645,134

Germany – 0.6%

Deutsche Bank AG
3.73%, 1/14/32, (3.729% fixed rate until 10/14/30; Secured Overnight Financing Rate + 2.757% thereafter)(b)	350,000	258,857
4.88%, 12/1/32, (4.875% fixed rate until 12/1/27; 5-year U.S. dollar ICE Swap Rate + 2.553% thereafter)(b)	470,000	400,520
3.74%, 1/7/33, (3.742% fixed rate until 10/7/31; Secured Overnight Financing Rate + 2.257% thereafter)(b)	563,000	403,040

Total Germany		1,062,417

United States – 94.3%

ACCO Brands Corp. 4.25%, 3/15/29(a)	255,000	213,705

AdaptHealth LLC 4.63%, 8/1/29(a)	639,000	524,133

ADT Security Corp. 4.88%, 7/15/32(a)	747,000	631,857

AECOM 5.13%, 3/15/27	285,000	278,858

Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC 3.50%, 2/15/23(a)	20,000	19,886
3.25%, 3/15/26(a)	60,000	54,170
7.50%, 3/15/26(a)	415,000	426,002
4.63%, 1/15/27(a)	1,060,000	972,433
5.88%, 2/15/28(a)	167,000	159,358
3.50%, 3/15/29(a)	460,000	378,805
4.88%, 2/15/30(a)	637,000	558,967

Allison Transmission, Inc. 5.88%, 6/1/29(a)	597,000	565,771

AMC Networks, Inc. 5.00%, 4/1/24	125,000	122,314
4.75%, 8/1/25(c)	508,000	473,192

American Axle & Manufacturing, Inc. 5.00%, 10/1/29	320,000	268,954

American Finance Trust, Inc. / American Finance Operating Partner LP 4.50%, 9/30/28(a)	272,000	218,606

AmeriGas Partners LP / AmeriGas Finance Corp. 5.63%, 5/20/24	236,000	233,380
5.50%, 5/20/25	588,000	559,035
5.88%, 8/20/26	233,000	223,668
5.75%, 5/20/27	17,000	16,047

Amkor Technology, Inc. 6.63%, 9/15/27(a)	237,000	232,269

AMN Healthcare, Inc. 4.63%, 10/1/27(a)	40,000	37,100

ANGI Group LLC 3.88%, 8/15/28(a)(c)	311,000	236,298

Antero Midstream Partners LP / Antero Midstream Finance Corp. 5.75%, 3/1/27(a)	150,000	142,863
5.75%, 1/15/28(a)	591,000	562,047

Antero Resources Corp. 7.63%, 2/1/29(a)	248,000	252,563

Apache Corp. 4.25%, 1/15/30(c)	25,000	22,619
5.10%, 9/1/40	456,000	393,505
4.75%, 4/15/43	16,000	12,773

Apollo Commercial Real Estate Finance, Inc. 4.63%, 6/15/29(a)	280,000	226,811

APX Group, Inc. 5.75%, 7/15/29(a)(c)	184,000	151,493

Aramark Services, Inc. 5.00%, 4/1/25(a)	380,000	371,564
6.38%, 5/1/25(a)	419,000	414,626
5.00%, 2/1/28(a)(c)	242,000	223,083

Archrock Partners LP / Archrock Partners Finance Corp. 6.88%, 4/1/27(a)	173,000	164,454
6.25%, 4/1/28(a)	439,000	401,883

Asbury Automotive Group, Inc. 4.63%, 11/15/29(a)	90,000	77,273
5.00%, 2/15/32(a)	526,000	439,994

ASGN, Inc. 4.63%, 5/15/28(a)	196,000	175,612

Audacy Capital Corp. 6.75%, 3/31/29(a)	332,000	104,925

Avantor Funding, Inc. 4.63%, 7/15/28(a)	549,000	500,304
3.88%, 11/1/29(a)	36,000	31,312

Avient Corp. 5.75%, 5/15/25(a)	150,000	148,142

Axalta Coating Systems LLC 3.38%, 2/15/29(a)(c)	248,000	208,876

B&G Foods, Inc. 5.25%, 4/1/25(c)	813,000	727,464
5.25%, 9/15/27	130,000	108,550

Ball Corp. 4.00%, 11/15/23	125,000	124,011
5.25%, 7/1/25	70,000	69,885
2.88%, 8/15/30	549,000	446,145

Bath & Body Works, Inc. 5.25%, 2/1/28	230,000	206,602
7.50%, 6/15/29(c)	45,000	43,337
6.63%, 10/1/30(a)	370,000	336,589

Bausch Health Americas, Inc. 9.25%, 4/1/26(a)	1,007,000	605,328

Berry Global, Inc. 1.57%, 1/15/26	20,000	17,865
4.88%, 7/15/26(a)	131,000	128,035

Big River Steel LLC / BRS Finance Corp. 6.63%, 1/31/29(a)	250,000	250,965

See Notes to Financial Statements.

46	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2022

Investments	Principal Amount	Value

Black Knight InfoServ LLC 3.63%, 9/1/28(a)	$110,000	$96,523

Booz Allen Hamilton, Inc. 3.88%, 9/1/28(a)	220,000	196,035

Boyd Gaming Corp. 4.75%, 12/1/27	597,000	558,691

Brink’s Co. 4.63%, 10/15/27(a)	261,000	235,205

Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LLC 5.75%, 5/15/26(a)	549,000	516,373
4.50%, 4/1/27(a)	308,000	264,880

Builders FirstSource, Inc. 5.00%, 3/1/30(a)	510,000	454,058
4.25%, 2/1/32(a)	200,000	159,938

Cable One, Inc. 4.00%, 11/15/30(a)	259,000	215,757

California Resources Corp. 7.13%, 2/1/26(a)	249,000	245,629

Cargo Aircraft Management, Inc. 4.75%, 2/1/28(a)	300,000	274,656

CCO Holdings LLC / CCO Holdings Capital Corp. 5.13%, 5/1/27(a)	477,000	453,388
4.75%, 3/1/30(a)	710,000	610,877
4.50%, 8/15/30(a)	1,147,000	966,038
4.25%, 1/15/34(a)	1,049,000	799,978

CDI Escrow Issuer, Inc. 5.75%, 4/1/30(a)	483,000	448,026

CDW LLC / CDW Finance Corp. 5.50%, 12/1/24	77,000	78,824
4.13%, 5/1/25	273,000	269,293
4.25%, 4/1/28	1,000	926
3.25%, 2/15/29	420,000	365,539

Centene Corp. 4.25%, 12/15/27	202,000	192,056
4.63%, 12/15/29	1,033,000	974,408
3.00%, 10/15/30	845,000	706,809

Central Garden & Pet Co. 4.13%, 10/15/30(c)	198,000	166,298

CF Industries, Inc. 5.38%, 3/15/44	6,000	5,639

Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. 5.75%, 3/1/25(a)	327,000	323,177

Charles River Laboratories International, Inc. 4.00%, 3/15/31(a)(c)	309,000	264,007

Charter Communications Operating LLC / Charter Communications Operating Capital 3.70%, 4/1/51	942,000	628,559
3.85%, 4/1/61	250,000	163,135

Chemours Co. 5.38%, 5/15/27(c)	414,000	382,432
5.75%, 11/15/28(a)	471,000	425,812

Cheniere Energy Partners LP 4.50%, 10/1/29	135,000	124,497

Cheniere Energy, Inc. 4.63%, 10/15/28	406,000	391,291

CHS / Community Health Systems, Inc. 8.00%, 3/15/26(a)	442,000	413,805
5.63%, 3/15/27(a)	500,000	424,750
8.00%, 12/15/27(a)(c)	360,000	313,092
6.88%, 4/1/28(a)	400,000	212,788
6.88%, 4/15/29(a)	891,000	557,392
6.13%, 4/1/30(a)	200,000	124,086
5.25%, 5/15/30(a)	651,000	493,751
4.75%, 2/15/31(a)	1,079,000	798,136

Churchill Downs, Inc. 5.50%, 4/1/27(a)	302,000	291,339

Cinemark USA, Inc. 5.25%, 7/15/28(a)(c)	429,000	348,378

Clarivate Science Holdings Corp. 3.88%, 7/1/28(a)	60,000	51,631
4.88%, 7/1/29(a)	718,000	595,323

Clean Harbors, Inc. 4.88%, 7/15/27(a)	30,000	27,869

Clear Channel Outdoor Holdings, Inc. 7.75%, 4/15/28(a)(c)	1,208,000	984,762
7.50%, 6/1/29(a)(c)	43,000	34,624

Clearway Energy Operating LLC 4.75%, 3/15/28(a)	42,000	39,391
3.75%, 2/15/31(a)	282,000	237,593

Cleveland-Cliffs, Inc. 6.75%, 3/15/26(a)(c)	310,000	313,785
5.88%, 6/1/27(c)	155,000	148,626
4.63%, 3/1/29(a)(c)	212,000	188,597

CNX Resources Corp. 7.25%, 3/14/27(a)	481,000	478,749

Cogent Communications Group, Inc. 3.50%, 5/1/26(a)	8,000	7,201

Coinbase Global, Inc. 3.63%, 10/1/31(a)	1,000,000	610,360

CommScope Technologies LLC 6.00%, 6/15/25(a)	819,000	744,979
5.00%, 3/15/27(a)	379,000	299,793

CommScope, Inc. 6.00%, 3/1/26(a)	829,000	784,930
8.25%, 3/1/27(a)	1,188,000	1,019,934

Compass Minerals International, Inc. 6.75%, 12/1/27(a)	283,000	269,648

Comstock Resources, Inc. 6.75%, 3/1/29(a)	720,000	688,723
5.88%, 1/15/30(a)	457,000	422,035

Conduent Business Services LLC / Conduent State & Local Solutions, Inc. 6.00%, 11/1/29(a)	332,000	286,141

Consolidated Communications, Inc. 6.50%, 10/1/28(a)(c)	473,000	385,930

CoreCivic, Inc. 8.25%, 4/15/26	394,000	393,626

Cornerstone Building Brands, Inc. 6.13%, 1/15/29(a)	341,000	240,637

See Notes to Financial Statements.

WisdomTree Trust	47

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2022

Investments	Principal Amount	Value

Coty, Inc. 6.50%, 4/15/26(a)(c)	$321,000	$306,642

CQP Holdco LP / BIP-V Chinook Holdco LLC 5.50%, 6/15/31(a)	560,000	496,082

Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. 5.63%, 5/1/27(a)	474,000	442,939
6.00%, 2/1/29(a)	285,000	263,705

Crowdstrike Holdings, Inc. 3.00%, 2/15/29(c)	38,000	33,666

Crown Americas LLC / Crown Americas Capital Corp. VI 4.75%, 2/1/26	50,000	48,253

CSC Holdings LLC 5.25%, 6/1/24	1,001,000	981,761
5.50%, 4/15/27(a)	260,000	246,753
7.50%, 4/1/28(a)(c)	570,000	508,012
6.50%, 2/1/29(a)	400,000	368,540
5.75%, 1/15/30(a)	1,010,000	782,881
4.63%, 12/1/30(a)	350,000	250,485
3.38%, 2/15/31(a)(c)	210,000	157,775

Curo Group Holdings Corp. 7.50%, 8/1/28(a)	622,000	378,089

CVR Partners LP / CVR Nitrogen Finance Corp. 6.13%, 6/15/28(a)	321,000	298,373

Darling Ingredients, Inc. 5.25%, 4/15/27(a)	50,000	49,146

DaVita, Inc. 4.63%, 6/1/30(a)	1,052,000	846,723
3.75%, 2/15/31(a)	1,664,000	1,227,483

Delta Air Lines, Inc. 4.38%, 4/19/28(c)	13,000	11,445
3.75%, 10/28/29(c)	607,000	496,635

Deluxe Corp. 8.00%, 6/1/29(a)(c)	310,000	276,303

Diamond Sports Group LLC / Diamond Sports Finance Co. 5.38%, 8/15/26(a)	1,976,000	378,858
6.63%, 8/15/27(a)	1,501,000	137,657

DISH DBS Corp. 5.88%, 11/15/24	1,578,000	1,442,055
7.75%, 7/1/26	1,744,000	1,375,981
5.25%, 12/1/26(a)	750,000	620,752

Diversified Healthcare Trust 4.75%, 2/15/28	308,000	227,898
4.38%, 3/1/31(c)	811,000	557,092

Dycom Industries, Inc. 4.50%, 4/15/29(a)	196,000	176,751

Edgewell Personal Care Co. 5.50%, 6/1/28(a)	576,000	534,182
4.13%, 4/1/29(a)	5,000	4,310

Elanco Animal Health, Inc. 5.77%, 8/28/23	10,000	10,036
6.40%, 8/28/28	260,000	242,154

Element Solutions, Inc. 3.88%, 9/1/28(a)(c)	298,000	259,144

Enact Holdings, Inc. 6.50%, 8/15/25(a)	309,000	296,238

Encompass Health Corp. 4.50%, 2/1/28	505,000	445,339
4.75%, 2/1/30	358,000	309,785

Energizer Holdings, Inc. 4.75%, 6/15/28(a)	400,000	335,436
4.38%, 3/31/29(a)	455,000	369,915

EnLink Midstream LLC 5.63%, 1/15/28(a)	125,000	120,360

EnLink Midstream Partners LP 4.15%, 6/1/25	85,000	83,438

EQM Midstream Partners LP 6.00%, 7/1/25(a)	200,000	193,614
6.50%, 7/1/27(a)	1,450,000	1,404,252
5.50%, 7/15/28	180,000	165,101
4.50%, 1/15/29(a)	250,000	217,820
4.75%, 1/15/31(a)(c)	450,000	389,218
6.50%, 7/15/48	287,000	243,370

EQT Corp. 7.00%, 2/1/30	185,000	198,240

Ferrellgas LP / Ferrellgas Finance Corp. 5.88%, 4/1/29(a)	900,000	737,307

Fertitta Entertainment LLC / Fertitta Entertainment Finance Co., Inc. 4.63%, 1/15/29(a)	350,000	306,026
6.75%, 1/15/30(a)(c)	795,000	649,674

First-Citizens Bank & Trust Co.
3.93%, 6/19/24, (3.929% fixed rate until 6/19/23; 3-month Secured Overnight Financing Rate + 3.929% thereafter)(b)	10,000	9,906

FirstCash, Inc. 4.63%, 9/1/28(a)	150,000	132,833
5.63%, 1/1/30(a)	200,000	179,108

Ford Holdings LLC 9.30%, 3/1/30	262,000	303,619

Ford Motor Co. 9.63%, 4/22/30	658,000	773,861
3.25%, 2/12/32	400,000	312,988
4.75%, 1/15/43	274,000	206,686
5.29%, 12/8/46	522,000	424,584

Ford Motor Credit Co. LLC 3.35%, 11/1/22	220,000	219,778
3.66%, 9/8/24	20,000	19,200
4.39%, 1/8/26	10,000	9,428
4.54%, 8/1/26	180,000	168,664
2.70%, 8/10/26	200,000	174,230
4.95%, 5/28/27	500,000	470,110
5.11%, 5/3/29	400,000	370,248
4.00%, 11/13/30	250,000	211,178

Freeport-McMoRan, Inc. 3.88%, 3/15/23	740,000	738,490
4.55%, 11/14/24	205,000	206,453
5.00%, 9/1/27	174,000	175,891
5.45%, 3/15/43	8,000	7,212

Frontier Communications Holdings LLC 5.00%, 5/1/28(a)	1,450,000	1,273,114

See Notes to Financial Statements.

48	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2022

Investments	Principal Amount	Value
5.88%, 11/1/29	$1,350,000	$1,103,544
6.00%, 1/15/30(a)(c)	1,550,000	1,281,602

Gap, Inc. 3.63%, 10/1/29(a)(c)	470,000	327,609
3.88%, 10/1/31(a)(c)	220,000	152,863

Gartner, Inc. 4.50%, 7/1/28(a)	400,000	370,124
3.75%, 10/1/30(a)	118,000	101,312

Gates Global LLC / Gates Corp. 6.25%, 1/15/26(a)	294,000	279,606

Genesis Energy LP / Genesis Energy Finance Corp. 8.00%, 1/15/27	259,000	245,718
7.75%, 2/1/28	1,170,000	1,094,968

Glatfelter Corp. 4.75%, 11/15/29(a)(c)	265,000	166,256

Global Atlantic Fin Co.
4.70%, 10/15/51, (4.70% fixed rate until 7/15/26; 5-year Constant Maturity Treasury Rate + 3.796% thereafter)(a)(b)	313,000	257,756

Global Net Lease, Inc. / Global Net Lease Operating Partnership LP 3.75%, 12/15/27(a)	146,000	126,623

GLP Capital LP / GLP Financing II, Inc. 4.00%, 1/15/31	552,000	481,062

Go Daddy Operating Co. LLC / GD Finance Co., Inc. 3.50%, 3/1/29(a)	193,000	163,641

Goodyear Tire & Rubber Co. 5.00%, 5/31/26(c)	446,000	431,037
4.88%, 3/15/27(c)	684,000	643,726
5.25%, 7/15/31(c)	989,000	854,160

GrafTech Finance, Inc. 4.63%, 12/15/28(a)	113,000	96,564

Graham Packaging Co., Inc. 7.13%, 8/15/28(a)(c)	318,000	273,560

Gray Television, Inc. 5.88%, 7/15/26(a)	398,000	384,910
7.00%, 5/15/27(a)(c)	1,389,000	1,372,332

Griffon Corp. 5.75%, 3/1/28	569,000	526,974

Group 1 Automotive, Inc. 4.00%, 8/15/28(a)	298,000	255,052

Hanesbrands, Inc. 4.63%, 5/15/24(a)	189,000	182,273
4.88%, 5/15/26(a)(c)	198,000	182,390

HAT Holdings I LLC / HAT Holdings II LLC 3.38%, 6/15/26(a)	184,000	160,023

HealthEquity, Inc. 4.50%, 10/1/29(a)	273,000	240,226

Hilton Domestic Operating Co., Inc. 4.88%, 1/15/30	747,000	683,311
3.63%, 2/15/32(a)	280,000	226,514

Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Escrow, Inc. 5.00%, 6/1/29(a)	399,000	353,486
4.88%, 7/1/31(a)	329,000	272,106

HLF Financing Sarl LLC / Herbalife International, Inc. 4.88%, 6/1/29(a)	168,000	133,832

Holly Energy Partners LP / Holly Energy Finance Corp. 5.00%, 2/1/28(a)	210,000	194,166

Hologic, Inc. 3.25%, 2/15/29(a)	177,000	151,202

Horizon Therapeutics USA, Inc. 5.50%, 8/1/27(a)	110,000	105,535

Hughes Satellite Systems Corp. 5.25%, 8/1/26	272,000	259,382
6.63%, 8/1/26	356,000	337,089

IAA, Inc. 5.50%, 6/15/27(a)(c)	30,000	28,309

iHeartCommunications, Inc. 6.38%, 5/1/26	209,424	198,239
8.38%, 5/1/27(c)	620,989	547,526
5.25%, 8/15/27(a)	490,802	442,718
4.75%, 1/15/28(a)(c)	374,000	321,120

II-VI, Inc. 5.00%, 12/15/29(a)	431,000	384,814

Ingevity Corp. 3.88%, 11/1/28(a)(c)	222,000	191,921

IQVIA, Inc. 5.00%, 5/15/27(a)	250,000	241,965

Iron Mountain, Inc. 4.88%, 9/15/27(a)	425,000	390,630
5.25%, 3/15/28(a)	122,000	112,844
5.25%, 7/15/30(a)	526,000	466,062
4.50%, 2/15/31(a)	947,000	790,073

JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc. 6.50%, 4/15/29(a)	3,000	3,089

Kaiser Aluminum Corp. 4.63%, 3/1/28(a)(c)	220,000	188,428
4.50%, 6/1/31(a)	307,000	242,505

KAR Auction Services, Inc. 5.13%, 6/1/25(a)(c)	97,000	95,929

Kennedy-Wilson, Inc. 5.00%, 3/1/31	607,000	501,716

Koppers, Inc. 6.00%, 2/15/25(a)	253,000	238,420

Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 4.25%, 2/1/27(a)	713,000	623,497

Lamar Media Corp. 3.63%, 1/15/31	413,000	345,871

Lamb Weston Holdings, Inc. 4.88%, 5/15/28(a)	60,000	57,515
4.13%, 1/31/30(a)	186,000	167,766
4.38%, 1/31/32(a)	79,000	70,363

Level 3 Financing, Inc. 3.63%, 1/15/29(a)(c)	1,267,000	1,019,314
3.75%, 7/15/29(a)	791,000	637,388

Lions Gate Capital Holdings LLC 5.50%, 4/15/29(a)(c)	625,000	496,156

See Notes to Financial Statements.

WisdomTree Trust	49

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2022

Investments	Principal Amount	Value

Lithia Motors, Inc. 3.88%, 6/1/29(a)	$30,000	$25,406
4.38%, 1/15/31(a)	230,000	201,448

Live Nation Entertainment, Inc. 4.88%, 11/1/24(a)	70,000	68,550
6.50%, 5/15/27(a)	388,000	387,798
4.75%, 10/15/27(a)(c)	499,000	457,832

LPL Holdings, Inc. 4.00%, 3/15/29(a)	146,000	130,498

Lumen Technologies, Inc. 7.50%, 4/1/24, Series Y	54,000	55,177
5.63%, 4/1/25	521,000	507,621
5.13%, 12/15/26(a)	572,000	494,917
4.00%, 2/15/27(a)	582,000	506,776
5.38%, 6/15/29(a)	478,000	373,466

Macy’s Retail Holdings LLC 5.88%, 4/1/29(a)(c)	241,000	208,798

Marriott Ownership Resorts, Inc. 6.13%, 9/15/25(a)	8,000	8,000
4.50%, 6/15/29(a)	254,000	214,137

Masonite International Corp. 5.38%, 2/1/28(a)	97,000	90,259

Match Group Holdings II LLC 4.63%, 6/1/28(a)	50,000	44,905
4.13%, 8/1/30(a)(c)	18,000	15,007

Mattel, Inc. 3.38%, 4/1/26(a)	69,000	62,800
3.75%, 4/1/29(a)	3,000	2,679

MGIC Investment Corp. 5.25%, 8/15/28	150,000	139,484

MGM Resorts International 6.00%, 3/15/23	24,000	24,082
6.75%, 5/1/25	9,000	9,024
5.50%, 4/15/27	1,270,000	1,171,702
4.75%, 10/15/28	17,000	14,969

Michaels Cos., Inc. 7.88%, 5/1/29(a)(c)	1,108,000	738,072

MicroStrategy, Inc. 6.13%, 6/15/28(a)(c)	271,000	228,277

Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp. 4.88%, 5/1/29(a)	450,000	396,405

ModivCare Escrow Issuer, Inc. 5.00%, 10/1/29(a)	463,000	412,477

ModivCare, Inc. 5.88%, 11/15/25(a)	50,000	47,412

Molina Healthcare, Inc. 3.88%, 11/15/30(a)	577,000	499,942

Moog, Inc. 4.25%, 12/15/27(a)	147,000	134,834

MPH Acquisition Holdings LLC 5.50%, 9/1/28(a)	231,000	197,172
5.75%, 11/1/28(a)(c)	977,000	776,608

MPT Operating Partnership LP / MPT Finance Corp. 5.25%, 8/1/26	629,000	604,645

MSCI, Inc. 4.00%, 11/15/29(a)	279,000	248,321

Murphy Oil USA, Inc. 4.75%, 9/15/29	260,000	239,686
3.75%, 2/15/31(a)	90,000	76,322

Nabors Industries, Inc. 7.38%, 5/15/27(a)	750,000	724,635

Nationstar Mortgage Holdings, Inc. 6.00%, 1/15/27(a)	712,000	636,806
5.13%, 12/15/30(a)	626,000	494,565

Navient Corp. 5.50%, 1/25/23	319,000	317,832
7.25%, 9/25/23	465,000	467,051
6.13%, 3/25/24	368,000	359,606
5.88%, 10/25/24	7,000	6,759
4.88%, 3/15/28	447,000	367,447

NCR Corp. 5.13%, 4/15/29(a)	700,000	654,409
6.13%, 9/1/29(a)(c)	503,000	482,659

Newell Brands, Inc. 4.10%, 4/1/23	197,000	196,437
4.45%, 4/1/26	38,000	35,793
5.75%, 4/1/46	58,000	46,936

Newmark Group, Inc. 6.13%, 11/15/23	23,000	23,134

News Corp. 3.88%, 5/15/29(a)	261,000	229,664
5.13%, 2/15/32(a)	200,000	187,096

Nexstar Media, Inc. 5.63%, 7/15/27(a)	392,000	373,846
4.75%, 11/1/28(a)	654,000	592,727

Nielsen Finance LLC / Nielsen Finance Co. 5.63%, 10/1/28(a)	353,000	354,783
5.88%, 10/1/30(a)	450,000	452,835

Nordstrom, Inc. 5.00%, 1/15/44(c)	136,000	91,914

NortonLifeLock, Inc. 5.00%, 4/15/25(a)	20,000	19,745

NRG Energy, Inc. 5.25%, 6/15/29(a)	331,000	296,311
3.63%, 2/15/31(a)	365,000	290,376

NuStar Logistics LP 6.00%, 6/1/26	360,000	341,485
5.63%, 4/28/27	344,000	316,869
6.38%, 10/1/30	272,000	247,844

Occidental Petroleum Corp. 2.90%, 8/15/24	391,000	380,998
3.50%, 6/15/25	277,000	271,834
5.88%, 9/1/25	367,000	376,821
4.40%, 8/15/49	1,434,000	1,237,456

Olin Corp. 5.13%, 9/15/27	162,000	154,772
5.00%, 2/1/30(c)	186,000	171,767

ON Semiconductor Corp. 3.88%, 9/1/28(a)	46,000	41,081

OneMain Finance Corp. 6.13%, 3/15/24	458,000	447,832

See Notes to Financial Statements.

50	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2022

Investments	Principal Amount	Value
6.88%, 3/15/25	$500,000	$487,460
7.13%, 3/15/26	1,227,000	1,144,423
5.38%, 11/15/29	497,000	412,599
4.00%, 9/15/30(c)	690,000	515,816

Option Care Health, Inc. 4.38%, 10/31/29(a)	190,000	167,593

Organon & Co. / Organon Foreign Debt Co-Issuer BV 5.13%, 4/30/31(a)	960,000	841,085

Outfront Media Capital LLC / Outfront Media Capital Corp. 5.00%, 8/15/27(a)	200,000	184,008
4.25%, 1/15/29(a)	320,000	269,923
4.63%, 3/15/30(a)	408,000	341,064

Owens & Minor, Inc. 4.50%, 3/31/29(a)(c)	100,000	85,917
6.63%, 4/1/30(a)	500,000	461,575

Owens-Brockway Glass Container, Inc. 5.88%, 8/15/23(a)	252,000	250,798

Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer LLC 4.00%, 10/15/27(a)	414,000	363,823
4.38%, 10/15/28(a)	351,000	309,880

Paramount Global
6.38%, 3/30/62, (6.375% fixed rate until 3/30/27; 5-year Constant Maturity Treasury Rate + 3.999% thereafter)(b)	750,000	695,392

Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer, Inc. 5.88%, 10/1/28(a)	314,000	288,915

Party City Holdings, Inc. 8.75%, 2/15/26(a)	444,000	291,166

Patterson-UTI Energy, Inc. 3.95%, 2/1/28	203,000	172,018

PBF Holding Co. LLC / PBF Finance Corp. 7.25%, 6/15/25	402,000	391,114
6.00%, 2/15/28	548,000	493,107

PDC Energy, Inc. 5.75%, 5/15/26	222,000	212,980

Penske Automotive Group, Inc. 3.50%, 9/1/25	20,000	18,813
3.75%, 6/15/29	70,000	59,347

Performance Food Group, Inc. 5.50%, 10/15/27(a)	460,000	434,728
4.25%, 8/1/29(a)	526,000	452,023

PGT Innovations, Inc. 4.38%, 10/1/29(a)	251,000	215,057

Pilgrim’s Pride Corp. 5.88%, 9/30/27(a)	240,000	236,606
4.25%, 4/15/31(a)	76,000	65,568
3.50%, 3/1/32(a)	300,000	244,074

Post Holdings, Inc. 5.63%, 1/15/28(a)	650,000	618,124
5.50%, 12/15/29(a)	300,000	275,295
4.63%, 4/15/30(a)	1,564,000	1,360,117
4.50%, 9/15/31(a)(c)	184,000	156,658

Premier Entertainment Sub LLC / Premier Entertainment Finance Corp. 5.63%, 9/1/29(a)(c)	575,000	425,557
5.88%, 9/1/31(a)(c)	410,000	287,074

Prestige Brands, Inc. 3.75%, 4/1/31(a)	289,000	231,992

Prime Security Services Borrower LLC / Prime Finance, Inc. 5.25%, 4/15/24(a)	634,000	629,194
5.75%, 4/15/26(a)	661,000	639,405
6.25%, 1/15/28(a)	704,000	623,828

PROG Holdings, Inc. 6.00%, 11/15/29(a)	320,000	268,966

PTC, Inc. 4.00%, 2/15/28(a)	80,000	73,283

Qorvo, Inc. 4.38%, 10/15/29	152,000	135,473

QVC, Inc. 4.85%, 4/1/24	548,000	529,434

Rackspace Technology Global, Inc. 3.50%, 2/15/28(a)(c)	502,000	363,533

Radian Group, Inc. 6.63%, 3/15/25	46,000	46,136

Range Resources Corp. 4.88%, 5/15/25	40,000	38,837
8.25%, 1/15/29	129,000	135,932
4.75%, 2/15/30(a)(c)	200,000	185,696

Realogy Group LLC / Realogy Co-Issuer Corp. 5.75%, 1/15/29(a)	533,000	418,405
5.25%, 4/15/30(a)	664,000	501,081

RHP Hotel Properties LP / RHP Finance Corp. 4.75%, 10/15/27	250,000	227,553
4.50%, 2/15/29(a)(c)	72,000	62,893

Rite Aid Corp. 7.50%, 7/1/25(a)	340,000	290,850
8.00%, 11/15/26(a)(c)	631,000	515,830

Rithm Capital Corp. 6.25%, 10/15/25(a)	324,000	287,822

RLJ Lodging Trust LP 3.75%, 7/1/26(a)	60,000	54,034
4.00%, 9/15/29(a)	55,000	46,404

Roller Bearing Co. of America, Inc. 4.38%, 10/15/29(a)(c)	252,000	226,349

Sabra Health Care LP 5.13%, 8/15/26	30,000	29,114
3.20%, 12/1/31	104,000	82,674

SBA Communications Corp. 3.13%, 2/1/29	54,000	44,549

Scientific Games International, Inc. 7.00%, 5/15/28(a)	189,000	186,265

Scotts Miracle-Gro Co. 4.00%, 4/1/31(c)	11,000	8,328

Scripps Escrow II, Inc. 5.38%, 1/15/31(a)	378,000	313,105

Scripps Escrow, Inc. 5.88%, 7/15/27(a)	413,000	374,446

SeaWorld Parks & Entertainment, Inc. 5.25%, 8/15/29(a)(c)	329,000	287,477

See Notes to Financial Statements.

WisdomTree Trust	51

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2022

Investments	Principal Amount	Value

Select Medical Corp. 6.25%, 8/15/26(a)(c)	$540,000	$519,507

Sensata Technologies, Inc. 3.75%, 2/15/31(a)	277,000	231,431

Service Corp. International 4.63%, 12/15/27	314,000	295,151
3.38%, 8/15/30	212,000	175,284

Service Properties Trust 7.50%, 9/15/25	881,000	846,394

Silgan Holdings, Inc. 4.13%, 2/1/28(c)	149,000	136,626

Sinclair Television Group, Inc. 5.50%, 3/1/30(a)(c)	591,000	464,591
4.13%, 12/1/30(a)	140,000	114,549

Sirius XM Radio, Inc. 5.50%, 7/1/29(a)	1,359,000	1,273,356
4.13%, 7/1/30(a)(c)	1,716,000	1,455,854

Six Flags Theme Parks, Inc. 7.00%, 7/1/25(a)	69,000	69,811

Skyworks Solutions, Inc. 1.80%, 6/1/26	20,000	17,822
3.00%, 6/1/31(c)	69,000	56,248

Sonic Automotive, Inc. 4.63%, 11/15/29(a)	344,000	292,538
4.88%, 11/15/31(a)(c)	241,000	201,235

Southwestern Energy Co. 5.38%, 3/15/30	459,000	430,427

Spectrum Brands, Inc. 5.75%, 7/15/25	137,000	135,455
3.88%, 3/15/31(a)	118,000	91,690

Spirit AeroSystems, Inc. 5.50%, 1/15/25(a)	500,000	489,750
7.50%, 4/15/25(a)	342,000	335,163
4.60%, 6/15/28(c)	569,000	453,038

Sprint Corp. 7.88%, 9/15/23	390,000	402,301
7.13%, 6/15/24	226,000	233,937
7.63%, 2/15/25	152,000	159,150
7.63%, 3/1/26	39,000	41,368

SS&C Technologies, Inc. 5.50%, 9/30/27(a)	433,000	410,904

Stagwell Global LLC 5.63%, 8/15/29(a)	711,000	617,269

Starwood Property Trust, Inc. 4.38%, 1/15/27(a)	250,000	223,393

Station Casinos LLC 4.50%, 2/15/28(a)	309,000	266,633
4.63%, 12/1/31(a)	228,000	189,151

Stericycle, Inc. 5.38%, 7/15/24(a)	397,000	389,171

Suburban Propane Partners LP / Suburban Energy Finance Corp. 5.00%, 6/1/31(a)	300,000	266,319

Summit Materials LLC / Summit Materials Finance Corp. 5.25%, 1/15/29(a)	237,000	215,630

Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 8.50%, 10/15/26(a)	405,000	394,142

SunCoke Energy, Inc. 4.88%, 6/30/29(a)	275,000	228,440

Sunoco LP / Sunoco Finance Corp. 4.50%, 5/15/29	407,000	350,858
4.50%, 4/30/30	70,000	59,918

Syneos Health, Inc. 3.63%, 1/15/29(a)	158,000	133,652

T-Mobile USA, Inc. 2.63%, 2/15/29	421,000	361,588
3.38%, 4/15/29	584,000	525,939

Talos Production, Inc. 12.00%, 1/15/26	323,000	342,751

Taylor Morrison Communities, Inc. 5.13%, 8/1/30(a)	583,000	500,989

TEGNA, Inc. 4.63%, 3/15/28	517,000	495,586

Teleflex, Inc. 4.63%, 11/15/27	40,000	37,556
4.25%, 6/1/28(a)	50,000	45,739

Tempur Sealy International, Inc. 4.00%, 4/15/29(a)(c)	378,000	311,842
3.88%, 10/15/31(a)(c)	80,000	61,699

Tenet Healthcare Corp. 4.63%, 9/1/24(a)	1,089,000	1,066,055
4.88%, 1/1/26(a)	757,000	719,990
6.25%, 2/1/27(a)	280,000	270,337
6.13%, 10/1/28(a)	1,177,000	1,080,757

Terex Corp. 5.00%, 5/15/29(a)	315,000	282,300

TerraForm Power Operating LLC 4.75%, 1/15/30(a)	632,000	564,496

Thor Industries, Inc. 4.00%, 10/15/29(a)(c)	215,000	172,598

TopBuild Corp. 4.13%, 2/15/32(a)	200,000	165,470

Townsquare Media, Inc. 6.88%, 2/1/26(a)	293,000	274,752

TransDigm, Inc. 8.00%, 12/15/25(a)	328,000	336,200
6.25%, 3/15/26(a)	607,000	596,881
6.38%, 6/15/26	297,000	286,614
7.50%, 3/15/27	598,000	583,427
4.88%, 5/1/29	1,245,000	1,066,044

Transocean, Inc. 11.50%, 1/30/27(a)	983,000	948,821

Travel & Leisure Co. 6.63%, 7/31/26(a)	215,000	208,767

TreeHouse Foods, Inc. 4.00%, 9/1/28	286,000	240,532

TriNet Group, Inc. 3.50%, 3/1/29(a)	128,000	109,961

TripAdvisor, Inc. 7.00%, 7/15/25(a)	120,000	118,102

See Notes to Financial Statements.

52	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2022

Investments	Principal Amount	Value

Tronox, Inc. 4.63%, 3/15/29(a)	$562,000	$468,022

TTM Technologies, Inc. 4.00%, 3/1/29(a)(c)	270,000	235,626

Tutor Perini Corp. 6.88%, 5/1/25(a)(c)	297,000	240,710

Twitter, Inc. 3.88%, 12/15/27(a)(c)	132,000	123,717

U.S. Foods, Inc. 6.25%, 4/15/25(a)	300,000	301,413
4.75%, 2/15/29(a)	351,000	312,513

United Natural Foods, Inc. 6.75%, 10/15/28(a)(c)	286,000	275,441

United Rentals North America, Inc. 5.50%, 5/15/27	201,000	199,328
3.88%, 11/15/27	446,000	413,977
4.88%, 1/15/28	127,000	118,904
5.25%, 1/15/30	166,000	157,141

United States Steel Corp. 6.88%, 3/1/29(c)	451,000	437,204

Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC 7.88%, 2/15/25(a)	1,044,000	1,035,794
6.00%, 1/15/30(a)	248,000	176,385

Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC 4.75%, 4/15/28(a)	135,000	113,657
6.50%, 2/15/29(a)(c)	758,000	578,339

Univar Solutions USA, Inc. 5.13%, 12/1/27(a)	113,000	105,269

Urban One, Inc. 7.38%, 2/1/28(a)	459,000	415,138

USA Compression Partners LP / USA Compression Finance Corp. 6.88%, 4/1/26	902,000	842,242

Vail Resorts, Inc. 6.25%, 5/15/25(a)	20,000	20,054

Valvoline, Inc. 3.63%, 6/15/31(a)	393,000	316,526

Vector Group Ltd. 5.75%, 2/1/29(a)	231,000	200,545

VeriSign, Inc. 5.25%, 4/1/25	1,000	1,016

Vertiv Group Corp. 4.13%, 11/15/28(a)(c)	260,000	225,280

VICI Properties LP / VICI Note Co., Inc. 5.75%, 2/1/27(a)	309,000	304,340

Victors Merger Corp. 6.38%, 5/15/29(a)	357,000	241,871

Vista Outdoor, Inc. 4.50%, 3/15/29(a)	275,000	206,434

Vistra Operations Co. LLC 5.63%, 2/15/27(a)	562,000	543,909
5.00%, 7/31/27(a)	422,000	393,511

Vontier Corp. 1.80%, 4/1/26	30,000	26,257
2.40%, 4/1/28	105,000	85,395
2.95%, 4/1/31	32,000	24,637

W&T Offshore, Inc. 9.75%, 11/1/23(a)	302,000	300,242

WESCO Distribution, Inc. 7.25%, 6/15/28(a)	707,000	714,537

Western Digital Corp. 4.75%, 2/15/26	216,000	208,351
2.85%, 2/1/29	500,000	408,085

Western Midstream Operating LP 4.30%, 2/1/30	150,000	135,015
5.45%, 4/1/44	55,000	48,450
5.30%, 3/1/48	737,000	648,847

Westinghouse Air Brake Technologies Corp. 4.40%, 3/15/24	258,000	257,045
3.20%, 6/15/25	20,000	19,123
3.45%, 11/15/26	30,000	28,374
4.95%, 9/15/28	31,000	30,161

William Carter Co. 5.63%, 3/15/27(a)	91,000	88,355

Williams Scotsman International, Inc. 4.63%, 8/15/28(a)	313,000	281,177

Wolverine World Wide, Inc. 4.00%, 8/15/29(a)(c)	204,000	167,584

WW International, Inc. 4.50%, 4/15/29(a)	14,000	8,767

Wyndham Hotels & Resorts, Inc. 4.38%, 8/15/28(a)	66,000	59,209

Xerox Corp. 4.63%, 3/15/23	12,000	11,956

Xerox Holdings Corp. 5.00%, 8/15/25(a)	452,000	420,057
5.50%, 8/15/28(a)	454,000	397,531

XHR LP 6.38%, 8/15/25(a)	253,000	246,392
4.88%, 6/1/29(a)	250,000	220,563

Yum! Brands, Inc. 3.63%, 3/15/31	20,000	16,855

Ziff Davis, Inc. 4.63%, 10/15/30(a)	283,000	241,727

ZoomInfo Technologies LLC / ZoomInfo Finance Corp. 3.88%, 2/1/29(a)	282,000	246,643

Total United States		172,641,259
TOTAL CORPORATE BONDS (Cost: $199,318,813)		174,348,810
	Shares

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 11.5%

United States – 11.5%

State Street Navigator Securities Lending Government Money Market Portfolio, 2.34%(d)
(Cost: $20,986,375)	20,986,375	20,986,375

TOTAL INVESTMENTS IN SECURITIES – 106.7% (Cost: $220,305,188)		195,335,185

Other Assets less Liabilities – (6.7)%		(12,293,213)

NET ASSETS – 100.0%		$183,041,972

See Notes to Financial Statements.

WisdomTree Trust	53

Schedule of Investments (concluded)

WisdomTree Interest Rate Hedged High Yield Bond Fund (HYZD)

August 31, 2022

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)	Rate shown reflects the accrual rate as of August 31, 2022 on securities with variable or step rates.

(c)

Security, or portion thereof, was on loan at August 31, 2022 (See Note 2). At August 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $20,601,198 and the total market value of the collateral held by the Fund was $21,375,438. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $389,063.

(d)	Rate shown represents annualized 7-day yield as of August 31, 2022.

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS (EXCHANGE-TRADED)

Short Exposure	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
2 Year U.S. Treasury Note	65	12/30/22	$(13,541,328)	$2,114
5 Year U.S. Treasury Note	1,116	12/30/22	(123,675,469)	458,379
10 Year U.S. Treasury Note	120	12/20/22	(14,028,750)	87,941
Ultra 10 Year U.S. Treasury Note	121	12/20/22	(15,147,688)	121,922
			$(166,393,235)	$670,356

Long Exposure
U.S. Treasury Long Bond	8	12/20/22	$1,086,750	$(2,062)
U.S. Treasury Ultra Long Term Bond	14	12/20/22	2,093,000	(19,516)
			$3,179,750	$(21,578)
Total – Net			$(163,213,485)	$648,778

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Corporate Bonds	$—	$174,348,810	$—	$174,348,810
Investment of Cash Collateral for Securities Loaned	—	20,986,375	—	20,986,375
Total Investments in Securities	$—	$195,335,185	$—	$195,335,185
Financial Derivative Instruments
Futures Contracts[1]	$670,356	$—	$—	$670,356
Liabilities:
Financial Derivative Instruments
Futures Contracts[1]	$(21,578)	$—	$—	$(21,578)
Total – Net	$648,778	$195,335,185	$—	$195,983,963
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

54	WisdomTree Trust

Schedule of Investments

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2022

Investments	Principal Amount	Value

U.S. GOVERNMENT AGENCIES – 28.7%

Federal Home Loan Bank – 0.1%
3.38%, 9/8/23	$70,000	$69,897
3.38%, 12/8/23	65,000	64,791
1.50%, 8/15/24	85,000	81,910
0.50%, 4/14/25	150,000	138,723
3.25%, 11/16/28	65,000	64,689
5.50%, 7/15/36	15,000	17,864

Total Federal Home Loan Bank		437,874

Federal Home Loan Mortgage Corporation – 8.2%
0.25%, 9/8/23	25,000	24,185
0.25%, 12/4/23	25,000	23,988
3.00%, 4/1/27	17,054	16,723
3.00%, 7/1/27	29,460	28,889
2.50%, 3/1/28	16,104	15,587
2.50%, 4/1/28	41,797	40,419
3.50%, 1/1/29	16,513	16,350
2.50%, 6/1/29	28,335	27,255
3.00%, 8/1/29	16,169	15,818
2.50%, 1/1/30	17,097	16,446
2.50%, 2/1/30	24,482	23,530
3.00%, 4/1/30	25,871	25,298
2.50%, 5/1/30	100,016	96,036
3.00%, 3/1/31	74,004	72,208
3.00%, 4/1/31	109,110	106,463
2.50%, 12/1/31	27,595	26,495
3.00%, 12/1/31	25,555	24,958
3.00%, 7/1/32	157,239	153,349
6.25%, 7/15/32	790,000	971,510
3.50%, 9/1/32	72,037	71,245
2.50%, 11/1/32	13,132	12,607
3.00%, 11/1/32	38,306	37,323
3.00%, 1/1/33	12,046	11,748
3.00%, 9/1/33	24,197	23,336
4.00%, 11/1/33	8,197	8,227
3.00%, 2/1/34	22,725	22,137
4.00%, 5/1/34	25,192	25,249
3.50%, 8/1/34	76,975	75,728
3.00%, 3/1/35	31,095	30,236
2.50%, 4/1/35	183,980	174,566
2.50%, 5/1/35	131,299	124,471
3.00%, 5/1/35	18,032	17,492
3.50%, 6/1/35	16,992	16,684
2.00%, 8/1/35	66,680	61,622
2.50%, 8/1/35	70,872	67,186
1.50%, 9/1/35	120,649	108,645
2.00%, 9/1/35	59,574	55,055
2.00%, 10/1/35	275,835	254,912
2.50%, 10/1/35	53,633	50,844
1.50%, 12/1/35	204,681	184,317
2.50%, 1/1/36	35,915	34,047
1.50%, 2/1/36	617,541	556,101
2.00%, 2/1/36	543,495	502,269
1.50%, 5/1/36	21,887	19,679
2.00%, 7/1/36	290,474	267,964
1.00%, 8/1/36	44,588	38,524
1.50%, 8/1/36	43,811	39,391
2.50%, 8/1/36	171,430	162,416
2.00%, 9/1/36	88,055	81,231
1.00%, 10/1/36	23,033	19,901
2.00%, 10/1/36	184,891	170,563
2.00%, 11/1/36	194,799	179,704
1.50%, 1/1/37	86,458	77,737
1.50%, 2/1/37	422,136	379,555
1.50%, 3/1/37	358,071	321,902
1.50%, 4/1/37	24,163	21,722
2.00%, 4/1/37	595,700	549,214
4.00%, 10/1/37	30,283	30,329
5.50%, 4/1/38	20,938	22,201
2.93%, 11/15/38, Series 1(a)	50,000	28,094
2.93%, 11/15/38(a)	50,000	28,094
2.00%, 11/1/40	37,844	33,433
4.50%, 12/1/40	29,368	30,028
1.50%, 1/1/41	91,407	77,279
2.00%, 1/1/41	79,515	70,221
2.00%, 2/1/41	40,947	36,155
4.00%, 2/1/41	135,127	135,200
2.00%, 3/1/41	62,688	55,356
2.00%, 4/1/41	192,789	170,195
2.00%, 8/1/41	204,285	180,154
2.00%, 11/1/41	46,940	41,363
1.50%, 12/1/41	71,778	60,632
1.50%, 1/1/42	96,040	81,126
2.00%, 1/1/42	263,018	231,644
2.50%, 1/1/42	70,917	64,519
2.50%, 2/1/42	47,924	43,598
3.50%, 3/1/42	26,165	25,468
3.00%, 5/1/42	24,509	22,980
3.50%, 6/1/42	312,079	303,490
3.00%, 6/1/43	34,559	32,717
3.00%, 7/1/43	52,155	49,425
3.00%, 8/1/43	53,123	50,292
4.00%, 12/1/43	9,281	9,273
3.00%, 1/1/44	52,514	49,764
3.50%, 9/1/44	41,614	40,494
4.00%, 9/1/44	25,183	25,157
3.50%, 1/1/45	58,454	56,664
4.00%, 4/1/45	90,771	90,073
4.50%, 7/1/45	15,544	15,893
3.50%, 8/1/45	25,947	25,168
4.00%, 8/1/45	15,933	15,825
3.50%, 9/1/45	32,437	31,443
4.00%, 11/1/45	17,526	17,407
3.00%, 1/1/46	208,308	195,934
4.00%, 2/1/46	37,912	37,621
3.50%, 3/1/46	17,466	16,926
3.00%, 4/1/46	5,745	5,403
3.50%, 4/1/46	70,424	68,012
3.00%, 5/1/46	76,797	72,300
3.50%, 5/1/46	7,625	7,364
3.00%, 9/1/46	462,889	435,501
4.50%, 9/1/46	39,495	40,212
3.00%, 10/1/46	34,517	32,495
3.00%, 11/1/46	124,678	117,266
4.00%, 11/1/46	10,168	10,081
3.50%, 12/1/46	40,307	38,964
3.00%, 2/1/47	733,094	689,506

See Notes to Financial Statements.

WisdomTree Trust	55

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2022

Investments	Principal Amount	Value
3.50%, 2/1/47	$74,077	$71,540
4.00%, 2/1/47	8,309	8,237
4.50%, 4/1/47	7,648	7,716
3.50%, 5/1/47	7,580	7,327
3.50%, 7/1/47	179,644	174,700
4.00%, 7/1/47	45,587	45,136
3.50%, 8/1/47	43,984	42,514
4.00%, 8/1/47	18,992	18,817
3.00%, 10/1/47	25,666	24,160
3.50%, 10/1/47	10,845	10,482
3.50%, 11/1/47	151,872	146,013
3.50%, 12/1/47	46,996	45,381
4.00%, 2/1/48	16,840	16,684
3.50%, 7/1/48	36,653	35,390
4.00%, 7/1/48	78,355	77,675
3.00%, 11/1/48	205,705	193,474
5.00%, 3/1/49	30,519	31,159
3.50%, 6/1/49	48,717	47,044
3.50%, 7/1/49	238,494	229,370
3.50%, 8/1/49	443,335	427,359
4.00%, 8/1/49	62,216	61,339
2.50%, 9/1/49	93,701	84,607
3.00%, 10/1/49	90,916	84,864
3.50%, 10/1/49	77,247	74,291
5.00%, 10/1/49	11,794	12,041
3.00%, 12/1/49	505,388	471,747
3.00%, 1/1/50	72,763	67,920
3.00%, 2/1/50	58,449	54,558
3.00%, 4/1/50	310,482	290,068
3.50%, 4/1/50	116,506	112,121
2.50%, 5/1/50	115,871	103,585
4.00%, 5/1/50	76,163	75,207
2.50%, 6/1/50	187,934	169,310
3.00%, 6/1/50	679,338	635,958
2.50%, 7/1/50	264,243	237,966
2.00%, 8/1/50	526,930	455,875
2.50%, 8/1/50	93,542	84,252
2.00%, 9/1/50	419,845	363,197
2.50%, 9/1/50	286,429	256,131
2.00%, 10/1/50	29,080	25,157
2.50%, 10/1/50	262,083	235,913
1.50%, 11/1/50	64,395	52,867
1.50%, 12/1/50	66,231	54,374
2.00%, 12/1/50	387,042	334,760
1.50%, 1/1/51	43,781	35,944
2.00%, 1/1/51	452,167	391,040
2.50%, 1/1/51	69,792	62,642
3.00%, 1/1/51	91,104	84,828
4.50%, 1/1/51	50,716	50,921
1.50%, 2/1/51	87,550	71,877
2.00%, 2/1/51	822,819	711,545
2.00%, 3/1/51	132,083	114,221
2.50%, 3/1/51	110,393	99,055
1.50%, 4/1/51	271,053	222,570
2.00%, 4/1/51	288,184	248,568
2.00%, 5/1/51	1,741,799	1,502,209
2.50%, 5/1/51	723,541	648,767
1.50%, 6/1/51	554,915	455,543
3.00%, 7/1/51	284,486	265,243
2.00%, 8/1/51	277,679	239,421
2.50%, 9/1/51	1,637,984	1,467,559
2.00%, 10/1/51	567,461	489,189
2.50%, 10/1/51	185,098	165,719
2.00%, 11/1/51	1,068,873	921,357
2.00%, 12/1/51	1,423,690	1,227,852
2.50%, 12/1/51	132,500	118,615
2.50%, 1/1/52	437,054	391,505
2.00%, 2/1/52	498,063	429,247
2.50%, 2/1/52	1,069,733	958,511
3.50%, 2/1/52	423,296	404,204
2.00%, 3/1/52	731,368	629,471
3.00%, 3/1/52	489,954	454,113
4.00%, 5/1/52	98,329	96,018
3.00%, 6/1/52	74,256	68,838
4.50%, 6/1/52	49,108	48,856
3.50%, 7/1/52	49,523	47,244
4.00%, 8/1/52	49,813	48,642

Total Federal Home Loan Mortgage Corporation		29,859,416

Federal National Mortgage Association – 12.8%
1.63%, 10/15/24	25,000	24,042
1.63%, 1/7/25	25,000	23,955
4.00%, 9/1/25	7,842	7,854
5.50%, 10/1/25	15,188	15,559
2.13%, 4/24/26	25,000	23,875
4.00%, 7/1/26	1,914	1,917
1.88%, 9/24/26	1,339,000	1,260,106
3.50%, 10/1/26	31,409	31,103
3.00%, 11/1/26	13,369	13,109
3.50%, 12/1/26	3,835	3,798
3.00%, 2/1/27	38,793	38,037
3.00%, 6/1/27	32,527	31,893
3.00%, 9/1/27	15,427	15,126
2.50%, 8/1/28	13,140	12,706
3.00%, 9/1/28	28,488	27,894
3.00%, 11/1/28	7,265	7,113
3.00%, 7/1/29	28,210	27,572
7.25%, 5/15/30	300,000	376,833
0.88%, 8/5/30	35,000	28,788
3.00%, 9/1/30	14,597	14,261
3.50%, 4/1/31	16,983	16,811
2.50%, 6/1/31	12,522	12,011
2.50%, 7/1/31	12,549	12,037
3.00%, 8/1/31	109,685	107,158
2.50%, 10/1/31	314,718	301,882
3.50%, 11/1/31	32,312	31,963
2.50%, 4/1/32	16,530	15,856
3.50%, 4/1/32	26,052	25,628
2.50%, 9/1/32	45,576	43,709
3.00%, 9/1/32	20,114	19,651
3.00%, 10/1/32	45,103	43,947
3.50%, 11/1/32	38,661	38,236
2.50%, 12/1/32	6,658	6,385
2.50%, 1/1/33	42,080	40,357
3.50%, 1/1/33	12,632	12,493
3.50%, 2/1/33	29,769	29,439
3.00%, 4/1/33	22,169	21,598
3.00%, 6/1/33	71,825	69,176

See Notes to Financial Statements.

56	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2022

Investments	Principal Amount	Value
5.00%, 10/1/33	$91,383	$94,416
6.00%, 2/1/34	30,809	32,737
4.00%, 3/1/34	25,432	25,477
2.50%, 5/1/34	18,169	17,240
3.00%, 6/1/34	8,032	7,810
4.00%, 8/1/34	8,578	8,590
3.00%, 12/1/34	24,161	23,492
3.00%, 1/1/35	9,598	9,333
2.50%, 5/1/35	19,688	18,664
2.00%, 7/1/35	54,965	50,798
2.50%, 7/1/35	75,828	71,884
2.00%, 8/1/35	219,438	202,801
2.50%, 8/1/35	47,934	45,733
2.00%, 9/1/35	309,129	285,693
2.50%, 9/1/35	27,454	26,026
3.50%, 9/1/35	24,382	23,941
1.50%, 10/1/35	41,268	37,159
2.00%, 10/1/35	96,957	89,591
1.50%, 11/1/35	17,529	15,784
1.50%, 12/1/35	195,275	175,833
2.00%, 12/1/35	304,685	281,546
3.50%, 1/1/36	8,670	8,513
2.50%, 2/1/36	16,108	15,270
1.50%, 3/1/36	60,049	53,991
2.00%, 3/1/36	73,853	68,128
1.50%, 4/1/36	220,765	198,506
2.50%, 4/1/36	164,027	155,403
3.00%, 4/1/36	18,794	18,058
2.00%, 5/1/36	38,950	35,930
1.50%, 6/1/36	198,979	179,168
3.00%, 6/1/36	43,835	42,064
3.50%, 7/1/36	21,892	21,460
3.00%, 9/1/36	90,460	86,806
1.50%, 10/1/36	229,511	206,357
2.00%, 10/1/36	314,673	290,293
1.50%, 11/1/36	92,558	83,221
2.00%, 11/1/36	91,060	84,004
3.00%, 11/1/36	52,433	50,436
2.00%, 12/1/36	117,489	108,395
2.50%, 12/1/36	89,399	84,826
2.00%, 1/1/37	94,164	86,868
2.50%, 1/1/37	559,484	530,069
3.00%, 1/1/37	51,350	49,276
2.00%, 2/1/37	259,342	239,247
3.00%, 2/1/37	35,798	34,352
3.00%, 4/1/37	67,261	65,537
2.00%, 5/1/37	295,063	272,041
3.50%, 7/1/37	19,309	18,873
5.50%, 8/1/37	182,812	192,388
3.50%, 4/1/38	10,566	10,269
4.50%, 9/1/39	9,828	10,039
3.00%, 12/1/39	89,348	84,663
2.50%, 3/1/40	22,573	20,586
3.00%, 4/1/40	97,403	91,473
2.50%, 5/1/40	18,745	17,063
3.00%, 6/1/40	13,796	12,956
4.50%, 8/1/40	19,314	19,729
2.00%, 9/1/40	56,053	49,588
2.50%, 9/1/40	58,501	53,253
4.50%, 9/1/40	193,032	197,179
5.50%, 9/1/40	35,305	37,400
4.00%, 10/1/40	437,077	437,061
2.00%, 11/1/40	74,820	66,095
2.00%, 12/1/40	115,231	101,774
2.50%, 12/1/40	33,315	30,325
3.50%, 12/1/40	67,992	66,167
2.00%, 1/1/41	104,801	92,535
3.50%, 2/1/41	210,336	204,692
1.50%, 3/1/41	64,359	54,360
2.00%, 3/1/41	21,014	18,557
2.50%, 3/1/41	43,926	40,007
2.00%, 4/1/41	21,620	19,087
1.50%, 5/1/41	66,876	56,486
2.00%, 5/1/41	70,146	61,912
2.50%, 5/1/41	73,971	67,295
1.50%, 6/1/41	44,940	37,958
2.00%, 6/1/41	66,629	58,792
1.50%, 7/1/41	80,656	68,125
1.50%, 10/1/41	93,701	79,143
2.50%, 10/1/41	160,596	146,102
3.50%, 10/1/41	137,007	133,330
2.00%, 11/1/41	187,933	165,577
2.50%, 2/1/42	167,106	152,025
3.00%, 2/1/42	23,671	22,247
2.00%, 3/1/42	43,559	38,394
2.00%, 5/1/42	73,360	64,676
3.50%, 6/1/42	6,514	6,334
4.00%, 7/1/42	49,709	49,680
4.00%, 9/1/42	141,396	141,209
3.00%, 1/1/43	57,809	54,727
3.00%, 4/1/43	42,771	40,492
3.00%, 5/1/43	127,277	120,497
3.50%, 5/1/43	11,661	11,337
3.00%, 6/1/43	69,653	65,942
4.00%, 6/1/43	4,172	4,169
3.00%, 7/1/43	164,209	155,461
3.00%, 8/1/43	433,521	410,425
3.50%, 8/1/43	95,466	92,810
3.00%, 9/1/43	48,352	45,776
4.00%, 11/1/43	7,580	7,567
3.00%, 2/1/44	37,757	35,744
4.00%, 2/1/44	55,920	55,823
4.50%, 2/1/44	80,245	81,973
4.50%, 4/1/44	86,965	88,302
3.50%, 5/1/44	39,567	38,465
4.00%, 5/1/44	168,761	168,470
4.50%, 5/1/44	6,236	6,361
4.00%, 9/1/44	38,335	38,260
4.00%, 10/1/44	54,457	54,351
4.00%, 12/1/44	84,949	84,803
3.50%, 2/1/45	62,964	61,230
5.00%, 2/1/45	33,676	35,232
3.50%, 3/1/45	35,575	34,474
3.50%, 4/1/45	40,579	39,323
3.50%, 6/1/45	68,385	66,268
4.00%, 6/1/45	130,371	130,147
3.50%, 8/1/45	73,993	71,702
3.50%, 12/1/45	96,163	93,185

See Notes to Financial Statements.

WisdomTree Trust	57

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2022

Investments	Principal Amount	Value
3.00%, 1/1/46	$53,537	$50,357
3.50%, 1/1/46	79,034	76,587
3.50%, 2/1/46	18,915	18,329
3.50%, 4/1/46	6,518	6,294
3.00%, 5/1/46	43,376	40,797
3.50%, 5/1/46	310,575	300,913
4.50%, 5/1/46	35,408	35,810
3.50%, 6/1/46	76,602	73,978
4.00%, 7/1/46	10,560	10,459
3.00%, 9/1/46	35,514	33,403
3.50%, 9/1/46	128,764	124,353
3.00%, 10/1/46	12,085	11,366
4.00%, 10/1/46	11,471	11,361
2.50%, 11/1/46	8,768	7,950
3.00%, 11/1/46	419,957	395,588
3.50%, 11/1/46	12,919	12,519
4.50%, 11/1/46	15,519	15,830
3.50%, 12/1/46	69,854	67,461
3.00%, 1/1/47	28,799	27,086
3.50%, 1/1/47	70,547	68,131
4.00%, 1/1/47	80,879	80,107
3.00%, 2/1/47	16,214	15,250
4.00%, 2/1/47	9,302	9,213
4.00%, 3/1/47	52,343	51,826
4.00%, 5/1/47	22,844	22,618
4.50%, 5/1/47	79,878	81,479
3.50%, 7/1/47	87,010	84,022
4.00%, 7/1/47	114,164	113,036
4.00%, 8/1/47	156,281	154,736
3.50%, 9/1/47	80,698	78,199
3.50%, 11/1/47	203,369	196,386
4.50%, 11/1/47	55,628	56,071
3.00%, 12/1/47	55,917	52,592
3.50%, 12/1/47	36,402	35,152
3.50%, 1/1/48	96,453	93,141
4.00%, 1/1/48	53,973	53,440
4.50%, 1/1/48	170,341	171,697
3.00%, 4/1/48	53,260	50,423
4.00%, 4/1/48	200,182	197,824
4.50%, 5/1/48	17,655	17,769
4.50%, 6/1/48	196,930	198,207
4.50%, 7/1/48	28,148	28,330
4.00%, 8/1/48	18,649	18,429
4.00%, 9/1/48	293,323	289,867
4.00%, 11/1/48	572,838	567,182
3.00%, 12/1/48	52,382	49,268
4.00%, 1/1/49	109,326	108,108
5.00%, 5/1/49	38,491	39,296
3.50%, 6/1/49	122,526	118,305
4.00%, 6/1/49	260,522	257,799
4.50%, 7/1/49	14,294	14,373
3.50%, 8/1/49	267,988	257,740
3.00%, 9/1/49	115,432	107,750
4.00%, 9/1/49	101,092	99,717
3.00%, 10/1/49	76,536	71,443
4.00%, 10/1/49	149,027	146,927
2.50%, 11/1/49	277,409	250,489
3.50%, 11/1/49	151,400	146,185
5.00%, 11/1/49	125,463	128,092
2.50%, 1/1/50	59,511	53,736
3.00%, 1/1/50	38,451	35,893
3.50%, 1/1/50	89,587	86,161
4.50%, 1/1/50	73,088	73,382
3.00%, 3/1/50	129,946	121,299
4.00%, 3/1/50	64,798	63,886
4.50%, 3/1/50	74,736	75,220
5.00%, 3/1/50	156,679	159,921
2.50%, 4/1/50	278,342	250,798
3.00%, 4/1/50	92,784	86,542
3.50%, 4/1/50	500,320	481,047
3.50%, 5/1/50	126,656	121,682
4.00%, 5/1/50	51,870	51,081
4.50%, 5/1/50	135,536	135,079
2.50%, 6/1/50	547,816	493,201
4.00%, 6/1/50	130,668	128,827
2.50%, 7/1/50	281,758	253,680
3.00%, 7/1/50	142,188	132,566
2.00%, 8/1/50	225,784	195,340
2.50%, 8/1/50	216,659	194,931
3.00%, 8/1/50	30,601	28,726
2.00%, 9/1/50	1,048,936	907,499
2.50%, 9/1/50	990,989	892,633
2.00%, 10/1/50	660,852	571,666
1.50%, 11/1/50	302,178	248,069
2.00%, 11/1/50	1,184,482	1,024,584
2.50%, 11/1/50	173,542	156,679
1.50%, 12/1/50	418,173	343,293
2.00%, 12/1/50	1,556,467	1,346,230
2.50%, 12/1/50	1,018,079	915,704
3.00%, 12/1/50	61,740	57,502
1.50%, 1/1/51	198,056	162,592
2.00%, 1/1/51	1,934,990	1,673,398
2.50%, 1/1/51	855,059	768,145
2.00%, 2/1/51	943,595	815,997
2.50%, 2/1/51	753,108	675,384
3.00%, 2/1/51	341,389	318,266
1.50%, 3/1/51	321,365	263,910
2.00%, 3/1/51	1,512,406	1,306,824
1.50%, 4/1/51	99,739	81,895
2.00%, 4/1/51	1,507,718	1,300,474
2.00%, 5/1/51	662,959	573,129
2.50%, 5/1/51	929,427	833,119
3.00%, 5/1/51	117,493	109,066
1.50%, 6/1/51	462,849	380,075
2.00%, 6/1/51	227,071	196,206
2.00%, 7/1/51	1,097,458	946,536
2.50%, 7/1/51	279,186	250,106
3.00%, 7/1/51	257,983	239,315
1.50%, 8/1/51	70,750	58,063
2.50%, 8/1/51	1,444,082	1,293,989
2.00%, 9/1/51	446,932	385,297
2.50%, 9/1/51	969,926	869,589
3.50%, 9/1/51	58,357	55,770
2.00%, 10/1/51	433,828	374,000
3.00%, 11/1/51	118,047	109,428
2.00%, 12/1/51	529,717	456,583
2.50%, 12/1/51	1,164,206	1,042,329
3.00%, 12/1/51	335,351	312,722

See Notes to Financial Statements.

58	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2022

Investments	Principal Amount	Value
2.50%, 1/1/52	$191,120	$171,967
2.50%, 2/1/52	1,086,739	972,864
3.00%, 2/1/52	817,497	758,637
2.50%, 3/1/52	217,940	195,094
2.50%, 4/1/52	112,237	100,379
3.00%, 4/1/52	291,802	270,451

Total Federal National Mortgage Association		46,844,881

Government National Mortgage Association – 5.9%
2.50%, 7/20/28	41,004	38,835
3.00%, 4/20/33	22,746	22,043
2.00%, 5/20/36	40,627	37,467
4.00%, 11/20/40	91,010	91,677
3.00%, 11/20/42	143,243	137,150
3.50%, 2/20/43	134,348	132,125
5.00%, 2/20/43	22,365	23,430
3.50%, 3/20/43	129,151	126,967
4.00%, 5/20/43	20,732	20,873
4.00%, 6/20/43	42,554	42,842
3.00%, 8/20/43	94,712	90,626
5.00%, 4/20/44	45,743	47,906
3.50%, 7/20/44	52,340	51,276
4.00%, 7/20/44	102,595	102,597
5.00%, 7/20/44	8,539	8,942
3.50%, 8/20/44	66,596	65,242
5.00%, 8/20/44	7,340	7,689
3.00%, 9/20/44	31,266	29,832
4.50%, 9/20/44	27,345	27,945
3.50%, 10/20/44	390,816	382,870
3.00%, 1/20/45	11,590	11,059
4.00%, 4/20/45	68,923	68,925
3.00%, 7/20/45	85,053	81,051
3.50%, 8/20/45	70,257	68,578
3.50%, 11/20/45	51,556	50,323
3.00%, 12/20/45	65,324	62,250
3.50%, 12/20/45	92,916	90,695
4.50%, 12/20/45	25,934	26,503
3.50%, 1/20/46	173,466	169,320
3.00%, 5/20/46	321,507	306,327
4.00%, 7/20/46	75,366	75,045
3.00%, 9/20/46	98,051	93,422
3.50%, 9/20/46	54,068	52,757
2.50%, 10/20/46	60,752	56,320
3.00%, 10/20/46	39,886	38,003
3.00%, 12/20/46	7,408	7,058
4.00%, 12/20/46	17,268	17,194
4.00%, 1/20/47	15,131	15,067
4.50%, 1/20/47	20,537	20,942
3.00%, 2/20/47	619,394	590,150
3.50%, 2/20/47	56,658	55,285
3.50%, 3/20/47	52,083	50,764
3.50%, 4/20/47	27,910	27,203
4.00%, 4/20/47	82,956	82,580
3.00%, 5/20/47	32,933	31,362
4.00%, 7/20/47	18,293	18,210
4.00%, 8/20/47	15,812	15,740
3.50%, 9/20/47	44,596	43,467
4.50%, 10/20/47	7,179	7,293
3.50%, 11/20/47	128,146	124,900
3.50%, 1/20/48	181,063	176,477
4.00%, 1/20/48	30,723	30,584
3.00%, 2/20/48	137,402	130,559
3.50%, 2/20/48	160,370	156,308
3.50%, 3/20/48	15,532	15,138
3.50%, 4/20/48	27,407	26,775
3.50%, 6/20/48	46,401	45,225
4.50%, 6/20/48	32,209	32,598
3.50%, 7/20/48	103,831	101,089
4.00%, 9/20/48	24,529	24,407
4.50%, 9/20/48	14,234	14,406
3.50%, 10/20/48	187,243	182,298
4.50%, 1/20/49	14,278	14,450
3.50%, 3/20/49	7,056	6,870
4.00%, 3/20/49	25,565	25,438
4.50%, 3/20/49	6,770	6,852
5.00%, 3/20/49	12,387	12,737
4.00%, 4/20/49	10,822	10,757
4.50%, 6/20/49	44,062	44,594
3.50%, 7/20/49	39,250	38,121
3.00%, 8/20/49	62,453	59,259
3.50%, 8/20/49	22,912	22,250
3.00%, 9/20/49	246,460	233,784
3.00%, 10/20/49	240,147	227,729
4.00%, 10/20/49	29,560	29,383
3.00%, 11/15/49	7,577	7,174
2.50%, 11/20/49	42,166	38,540
3.00%, 1/20/50	6,866	6,506
3.50%, 1/20/50	5,015	4,867
4.50%, 1/20/50	10,562	10,689
3.00%, 2/20/50	84,463	80,002
4.00%, 2/20/50	160,554	159,592
2.50%, 4/20/50	98,942	90,965
3.00%, 5/20/50	107,391	101,683
2.50%, 6/20/50	150,382	138,258
3.00%, 6/20/50	49,289	46,662
3.50%, 7/20/50	130,190	126,307
5.00%, 7/20/50	51,772	53,577
2.00%, 8/20/50	139,320	123,512
2.50%, 8/20/50	374,934	344,705
3.00%, 8/20/50	435,233	411,898
3.50%, 8/20/50	98,613	95,816
4.00%, 8/20/50	37,501	37,315
2.50%, 9/20/50	134,848	123,976
3.00%, 9/20/50	209,337	198,113
4.00%, 9/20/50	42,317	42,064
4.50%, 9/20/50	54,501	55,159
3.50%, 10/20/50	24,774	24,049
2.00%, 11/20/50	569,251	504,659
2.50%, 11/20/50	288,052	264,829
3.00%, 11/20/50	80,933	76,581
2.00%, 12/20/50	194,812	172,707
2.50%, 12/20/50	682,821	627,770
3.50%, 12/20/50	201,656	195,904
2.00%, 1/20/51	769,107	681,837
2.50%, 1/20/51	476,861	438,415
2.00%, 3/20/51	431,047	382,931
2.50%, 3/20/51	474,184	434,510
2.00%, 4/20/51	83,951	74,554

See Notes to Financial Statements.

WisdomTree Trust	59

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2022

Investments	Principal Amount	Value
2.50%, 4/20/51	$203,157	$186,096
2.00%, 5/20/51	449,164	398,748
2.50%, 5/20/51	69,666	63,794
3.00%, 5/20/51	37,056	34,970
2.00%, 6/20/51	368,342	326,884
2.00%, 7/20/51	446,397	396,016
2.50%, 7/20/51	353,773	323,737
3.00%, 7/20/51	122,869	115,884
2.50%, 8/20/51	562,189	514,283
1.50%, 9/20/51	46,724	39,706
2.00%, 9/20/51	368,836	326,981
2.50%, 9/20/51	389,702	356,375
3.00%, 9/20/51	240,594	226,783
3.50%, 9/20/51	221,054	213,712
2.00%, 10/20/51	281,943	249,861
2.00%, 11/20/51	751,125	665,592
2.00%, 12/20/51	288,664	255,704
2.50%, 12/20/51	880,798	805,249
2.00%, 1/20/52	290,861	257,559
2.50%, 1/20/52	361,617	330,488
3.00%, 1/20/52	741,202	697,830
2.00%, 3/20/52	181,425	160,257
2.50%, 3/20/52	146,605	133,902
2.00%, 4/20/52	98,446	86,959
2.50%, 7/20/52	134,449	122,736
3.00%, 7/20/52	124,505	116,869
2.50%, 9/21/52(b)	100,000	91,147
3.50%, 9/21/52(b)	275,000	265,073
4.00%, 9/21/52(b)	725,000	714,147
4.50%, 9/21/52(b)	525,000	525,100
2.00%, 10/20/52(b)	100,000	88,285
2.50%, 10/20/52(b)	100,000	91,129
3.50%, 10/20/52(b)	125,000	120,361
4.00%, 10/20/52(b)	175,000	172,099
4.50%, 10/20/52(b)	200,000	199,758
5.00%, 10/20/52(b)	200,000	202,233

Total Government National Mortgage Association		21,566,648

Tennessee Valley Authority – 0.1%
2.88%, 9/15/24	25,000	24,656
5.25%, 9/15/39	390,000	443,083

Total Tennessee Valley Authority		467,739

Uniform Mortgage-Backed Securities – 1.6%
3.00%, 9/1/37(b)	275,000	266,318
4.00%, 9/1/37(b)	25,000	24,930
3.50%, 9/19/37(b)	100,000	98,225
2.00%, 10/18/37(b)	75,000	69,094
2.50%, 10/18/37(b)	75,000	70,916
3.50%, 10/18/37(b)	100,000	98,125
3.00%, 9/1/52(b)	775,000	717,080
3.50%, 9/14/52(b)	1,175,000	1,119,912
4.00%, 9/14/52(b)	650,000	634,316
4.50%, 9/14/52(b)	750,000	745,481
5.00%, 9/15/52(b)	450,000	454,216
1.50%, 10/1/52(b)	50,000	40,924
2.00%, 10/13/52(b)	225,000	193,508
2.50%, 10/13/52(b)	200,000	178,513
3.00%, 10/13/52(b)	175,000	161,814
3.50%, 10/13/52(b)	125,000	119,038
4.00%, 10/13/52(b)	250,000	243,678
4.50%, 10/13/52(b)	400,000	397,044
5.00%, 10/13/52(b)	100,000	100,772
5.50%, 10/13/52(b)	200,000	204,093

Total Uniform Mortgage-Backed Securities		5,937,997
TOTAL U.S. GOVERNMENT AGENCIES (Cost: $112,912,942)		105,114,555

U.S. GOVERNMENT OBLIGATIONS – 40.0%

U.S. Treasury Bonds – 8.2%
6.88%, 8/15/25	277,000	302,925
5.25%, 2/15/29	259,000	287,723
6.13%, 8/15/29	5,000	5,878
6.25%, 5/15/30	244,000	293,753
5.38%, 2/15/31	193,500	224,188
4.75%, 2/15/37	900,000	1,066,570
5.00%, 5/15/37	128,000	155,350
4.38%, 2/15/38	200,000	228,500
4.50%, 5/15/38	174,000	201,351
3.50%, 2/15/39	67,000	68,759
4.25%, 5/15/39	110,000	123,604
4.50%, 8/15/39	92,000	106,397
4.38%, 11/15/39	106,000	120,641
4.63%, 2/15/40	57,000	66,833
4.38%, 5/15/40	1,000,000	1,134,531
4.75%, 2/15/41	150,000	177,762
3.75%, 8/15/41	325,000	335,740
3.13%, 2/15/42	300,000	282,188
3.00%, 5/15/42	285,000	262,222
3.25%, 5/15/42	950,000	909,254
2.75%, 8/15/42	150,000	131,941
3.38%, 8/15/42	400,000	390,562
2.75%, 11/15/42	460,000	403,794
3.13%, 2/15/43	2,500,000	2,326,172
3.63%, 8/15/43	152,500	153,394
3.75%, 11/15/43	346,000	354,569
3.63%, 2/15/44	1,134,000	1,138,518
3.38%, 5/15/44	1,118,000	1,079,656
3.13%, 8/15/44	182,000	168,492
3.00%, 5/15/45	1,800,000	1,628,578
2.88%, 8/15/45	354,000	313,345
3.00%, 11/15/45	141,000	127,704
2.50%, 5/15/46	705,000	581,515
2.88%, 11/15/46	2,434,000	2,159,414
3.00%, 2/15/47	740,000	671,897
3.00%, 5/15/47	2,891,000	2,628,777
2.75%, 11/15/47	269,000	234,303
3.00%, 2/15/48	341,000	312,574
2.88%, 5/15/49	670,000	609,962
2.38%, 11/15/49	390,000	321,720
1.25%, 5/15/50	840,000	519,947
1.38%, 8/15/50	1,000,000	640,078
1.88%, 2/15/51	4,675,000	3,414,211
2.00%, 8/15/51	450,000	338,379
2.88%, 5/15/52	2,900,000	2,674,797
3.00%, 8/15/52	305,000	289,226

Total U.S. Treasury Bonds		29,967,694

See Notes to Financial Statements.

60	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2022

Investments	Principal Amount	Value

U.S. Treasury Notes – 31.8%
0.13%, 9/15/23	$685,000	$661,881
0.25%, 9/30/23	400,000	386,469
1.38%, 9/30/23	338,000	330,580
2.88%, 9/30/23	250,000	248,496
0.13%, 10/15/23	525,000	505,907
0.38%, 10/31/23	800,000	772,187
1.63%, 10/31/23	344,000	336,925
2.88%, 10/31/23	250,000	248,389
0.25%, 11/15/23	450,000	433,239
2.75%, 11/15/23	755,000	748,777
0.50%, 11/30/23	1,000,000	964,199
2.13%, 11/30/23	250,000	245,986
2.88%, 11/30/23	250,000	248,257
0.13%, 12/15/23	671,600	643,700
0.75%, 12/31/23	1,200,000	1,157,766
2.25%, 12/31/23	411,000	404,466
2.63%, 12/31/23	250,000	247,407
0.13%, 1/15/24	985,000	941,137
0.88%, 1/31/24	1,535,000	1,479,716
2.25%, 1/31/24	354,000	348,088
2.50%, 1/31/24	250,000	246,650
0.13%, 2/15/24	1,195,000	1,138,774
2.75%, 2/15/24	382,000	378,120
1.50%, 2/29/24	805,000	782,061
2.13%, 2/29/24	329,000	322,613
2.38%, 2/29/24	250,000	246,045
0.25%, 3/15/24	950,000	904,318
2.13%, 3/31/24	362,000	354,633
2.25%, 3/31/24	1,115,000	1,093,898
0.38%, 4/15/24	1,000,000	951,309
2.00%, 4/30/24	341,000	333,068
2.25%, 4/30/24	300,000	294,152
2.50%, 4/30/24	725,000	713,573
0.25%, 5/15/24	975,000	923,375
2.50%, 5/15/24	782,000	769,659
2.50%, 5/31/24	585,000	575,391
0.25%, 6/15/24	1,275,000	1,204,327
1.75%, 6/30/24	300,000	290,930
2.00%, 6/30/24	500,000	487,187
0.38%, 7/15/24	790,000	746,272
1.75%, 7/31/24	500,000	484,316
2.13%, 7/31/24	500,000	487,773
0.38%, 8/15/24	900,000	847,881
2.38%, 8/15/24	629,000	616,236
1.25%, 8/31/24	400,000	383,117
1.88%, 8/31/24	500,000	484,961
3.25%, 8/31/24	645,000	642,291
0.38%, 9/15/24	700,000	657,617
1.50%, 9/30/24	400,000	384,359
2.13%, 9/30/24	250,000	243,457
0.63%, 10/15/24	1,400,000	1,319,281
1.50%, 10/31/24	300,000	287,918
2.25%, 10/31/24	250,000	243,730
0.75%, 11/15/24	800,000	753,937
2.25%, 11/15/24	719,000	700,688
1.50%, 11/30/24	500,000	478,887
2.13%, 11/30/24	506,000	491,334
1.00%, 12/15/24	1,050,000	993,193
1.75%, 12/31/24	270,000	259,706
2.25%, 12/31/24	349,000	339,512
1.13%, 1/15/25	660,000	624,809
1.38%, 1/31/25	295,000	280,746
1.50%, 2/15/25	900,000	858,129
2.00%, 2/15/25	485,000	468,290
1.13%, 2/28/25	480,000	453,244
2.75%, 2/28/25	699,000	686,822
1.75%, 3/15/25	590,000	565,432
0.50%, 3/31/25	570,000	528,430
2.63%, 4/15/25	695,000	680,068
0.38%, 4/30/25	500,000	460,684
2.88%, 4/30/25	188,000	185,048
2.13%, 5/15/25	582,000	561,675
2.75%, 5/15/25	670,000	657,202
0.25%, 5/31/25	1,005,000	920,282
2.88%, 5/31/25	210,000	206,612
2.88%, 6/15/25	750,000	737,666
0.25%, 6/30/25	500,000	456,934
2.75%, 6/30/25	350,000	343,178
0.25%, 7/31/25	580,000	528,344
2.00%, 8/15/25	954,000	914,349
3.13%, 8/15/25	615,000	608,874
0.25%, 8/31/25	800,000	726,625
2.75%, 8/31/25	300,000	293,766
3.00%, 9/30/25	500,000	493,008
0.25%, 10/31/25	2,460,000	2,223,129
3.00%, 10/31/25	1,300,000	1,281,566
2.25%, 11/15/25	1,507,000	1,450,664
0.38%, 11/30/25	500,000	452,500
2.88%, 11/30/25	300,000	294,469
0.38%, 12/31/25	1,400,000	1,263,937
2.63%, 12/31/25	500,000	486,914
2.63%, 1/31/26	500,000	486,621
1.63%, 2/15/26	800,000	751,781
0.50%, 2/28/26	650,000	586,625
2.50%, 2/28/26	500,000	484,238
2.25%, 3/31/26	150,000	144,006
0.75%, 4/30/26	1,000,000	907,344
2.38%, 4/30/26	500,000	482,148
1.63%, 5/15/26	623,000	583,941
0.75%, 5/31/26	1,500,000	1,358,086
2.13%, 5/31/26	200,000	190,805
1.88%, 6/30/26	750,000	708,750
0.63%, 7/31/26	450,000	403,857
1.88%, 7/31/26	450,000	424,758
1.50%, 8/15/26	550,000	510,770
0.75%, 8/31/26	500,000	450,137
1.38%, 8/31/26	350,000	323,477
0.88%, 9/30/26	3,200,000	2,891,000
1.63%, 9/30/26	450,000	419,766
1.13%, 10/31/26	500,000	455,645
1.63%, 10/31/26	250,000	232,764
2.00%, 11/15/26	500,000	472,187
1.25%, 11/30/26	2,140,000	1,958,351
1.63%, 11/30/26	500,000	465,430
1.25%, 12/31/26	1,120,000	1,023,575
2.25%, 2/15/27	400,000	381,016

See Notes to Financial Statements.

WisdomTree Trust	61

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2022

Investments	Principal Amount	Value
1.13%, 2/28/27	$450,000	$408,252
1.88%, 2/28/27	500,000	468,984
0.63%, 3/31/27	565,000	499,672
2.50%, 3/31/27	925,000	890,782
2.75%, 4/30/27	440,000	428,313
2.38%, 5/15/27	675,000	645,548
0.50%, 5/31/27	950,000	831,510
2.63%, 5/31/27	110,000	106,545
0.50%, 6/30/27	1,845,000	1,611,636
0.38%, 7/31/27	650,000	563,697
2.25%, 8/15/27	907,000	861,544
0.50%, 8/31/27	740,000	643,858
3.13%, 8/31/27	660,000	654,199
0.50%, 10/31/27	750,000	649,453
2.25%, 11/15/27	388,000	367,660
0.63%, 11/30/27	3,800,000	3,304,516
1.25%, 4/30/28	1,000,000	891,719
2.88%, 5/15/28	968,000	943,308
1.25%, 5/31/28	900,000	801,668
1.25%, 6/30/28	685,000	608,847
1.00%, 7/31/28	890,000	778,194
2.88%, 8/15/28	1,337,000	1,301,852
1.13%, 8/31/28	500,000	439,902
1.25%, 9/30/28	1,200,000	1,061,625
3.13%, 11/15/28	901,000	889,808
1.50%, 11/30/28	1,300,000	1,165,125
1.75%, 1/31/29	795,000	722,984
2.63%, 2/15/29	3,700,000	3,549,254
1.88%, 2/28/29	1,685,000	1,545,066
2.38%, 3/31/29	575,000	542,387
2.88%, 4/30/29	665,000	646,868
2.38%, 5/15/29	375,000	353,701
2.75%, 5/31/29	700,000	675,664
2.63%, 7/31/29	750,000	719,121
1.63%, 8/15/29	731,000	657,843
3.13%, 8/31/29	540,000	534,895
1.75%, 11/15/29	400,000	363,219
1.50%, 2/15/30	565,000	501,305
0.63%, 8/15/30	2,570,000	2,109,207
0.88%, 11/15/30	2,305,000	1,927,376
1.25%, 8/15/31	1,865,000	1,587,873
2.88%, 5/15/32	4,285,000	4,178,210
2.75%, 8/15/32	1,300,000	1,254,602

Total U.S. Treasury Notes		116,688,387
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $152,758,547)		146,656,081

CORPORATE BONDS – 24.3%

Australia – 0.0%

BHP Billiton Finance USA Ltd. 5.00%, 9/30/43	23,000	23,344

Westpac Banking Corp.
3.35%, 3/8/27	23,000	22,214
4.32%, 11/23/31, (4.322% fixed rate until 11/23/26; 5-year U.S. dollar ICE Swap Rate + 2.236% thereafter)(c)	10,000	9,524
2.67%, 11/15/35, (2.668% fixed rate until 11/15/30; 5-year Constant Maturity Treasury Rate + 1.75% thereafter)(c)	30,000	23,748
4.42%, 7/24/39	25,000	22,110
2.96%, 11/16/40	50,000	35,697

Total Australia		136,637

Austria – 0.1%

Oesterreichische Kontrollbank AG 3.13%, 11/7/23	235,000	233,804

Suzano Austria GmbH 3.75%, 1/15/31	41,000	34,763

Total Austria		268,567

Belgium – 0.2%

Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc.
3.65%, 2/1/26	154,000	151,508
4.70%, 2/1/36	25,000	24,133

Anheuser-Busch InBev Finance, Inc. 4.00%, 1/17/43	228,000	191,930

Anheuser-Busch InBev Worldwide, Inc.
4.90%, 1/23/31	240,000	247,236
4.60%, 4/15/48	269,000	245,124
4.44%, 10/6/48	19,000	16,958

Total Belgium		876,889

Bermuda – 0.0%

Aspen Insurance Holdings Ltd. 4.65%, 11/15/23	18,000	17,988

Brazil – 0.0%

Vale Overseas Ltd.
6.25%, 8/10/26(d)	48,000	50,360
6.88%, 11/21/36	10,000	10,330

Total Brazil		60,690

Canada – 0.8%

Bank of Montreal
3.30%, 2/5/24, Series E	40,000	39,646
2.15%, 3/8/24	275,000	268,023
3.70%, 6/7/25	100,000	98,739
3.80%, 12/15/32, (3.803% fixed rate until 12/15/27; 5-year U.S. dollar Swap Rate + 1.432% thereafter)(c)	49,000	44,787

Brookfield Asset Management, Inc. 4.00%, 1/15/25	31,000	30,753

Brookfield Finance, Inc.
3.90%, 1/25/28	18,000	16,998
4.85%, 3/29/29	25,000	24,549
4.70%, 9/20/47	50,000	43,512

Canadian Imperial Bank of Commerce 3.10%, 4/2/24	25,000	24,664

Canadian National Railway Co.
2.95%, 11/21/24	25,000	24,540
2.75%, 3/1/26	100,000	95,868
3.85%, 8/5/32	100,000	96,847
4.40%, 8/5/52	100,000	95,747

Canadian Natural Resources Ltd.
3.80%, 4/15/24	50,000	49,528
3.85%, 6/1/27	25,000	23,893

See Notes to Financial Statements.

62	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2022

Investments	Principal Amount	Value

Canadian Pacific Railway Co.
1.35%, 12/2/24	$150,000	$141,051
4.80%, 9/15/35	35,000	34,741

Cenovus Energy, Inc. 6.75%, 11/15/39	50,000	54,636

Enbridge, Inc. 4.25%, 12/1/26	25,000	24,659

Kinross Gold Corp. 4.50%, 7/15/27	55,000	53,372

Magna International, Inc. 3.63%, 6/15/24	5,000	4,967

National Bank of Canada
3.75%, 6/9/25, (3.750% fixed rate until 6/9/24; Secured Overnight Financing Rate + 1.009% thereafter)(c)	250,000	246,565

Nutrien Ltd.
2.95%, 5/13/30	90,000	79,751
5.63%, 12/1/40	5,000	5,174
5.25%, 1/15/45	18,000	17,677
3.95%, 5/13/50	25,000	21,381

Rogers Communications, Inc.
3.20%, 3/15/27(e)	400,000	380,988
4.50%, 3/15/43	25,000	21,588

Royal Bank of Canada
3.70%, 10/5/23	25,000	25,000
2.25%, 11/1/24	25,000	24,068
3.88%, 5/4/32(d)	100,000	94,614

TELUS Corp.
2.80%, 2/16/27	6,000	5,643
4.60%, 11/16/48	5,000	4,674

Toronto-Dominion Bank
3.25%, 3/11/24	25,000	24,727
2.65%, 6/12/24	25,000	24,418
0.70%, 9/10/24	25,000	23,400
3.77%, 6/6/25	100,000	98,856
0.75%, 9/11/25	25,000	22,595
4.46%, 6/8/32	175,000	171,855

TransCanada PipeLines Ltd.
4.25%, 5/15/28	114,000	111,287
4.63%, 3/1/34	28,000	26,820
5.85%, 3/15/36	29,000	30,077

Total Canada		2,752,678

Chile – 0.0%

Enel Chile SA 4.88%, 6/12/28	25,000	24,647

France – 0.0%

Sanofi 3.63%, 6/19/28	5,000	4,862

TotalEnergies Capital International SA
3.46%, 2/19/29	25,000	23,963
3.46%, 7/12/49	20,000	16,486

Total France		45,311

Germany – 0.0%

Deutsche Bank AG 3.70%, 5/30/24	25,000	24,709

Deutsche Telekom International Finance BV
8.75%, 6/15/30	15,000	18,509
9.25%, 6/1/32(d)	50,000	65,984

Total Germany		109,202

Ireland – 0.1%

AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.88%, 1/16/24	200,000	199,136

Japan – 0.3%

Mitsubishi UFJ Financial Group, Inc.
3.41%, 3/7/24	25,000	24,759
3.78%, 3/2/25	5,000	4,947
3.96%, 3/2/28(d)	45,000	43,385
3.74%, 3/7/29(d)	40,000	37,764
4.32%, 4/19/33, (4.315% fixed rate until 4/19/32; 1-year Constant Maturity Treasury Rate + 1.55% thereafter)(c)(d)	200,000	190,070
4.15%, 3/7/39(d)	25,000	22,831

Mizuho Financial Group, Inc.
2.17%, 5/22/32, (2.172% fixed rate until 5/22/31; 1-year Constant Maturity Treasury Rate + 0.87% thereafter)(c)	160,000	126,299

Sumitomo Mitsui Financial Group, Inc.
3.45%, 1/11/27(d)	25,000	23,848
3.35%, 10/18/27	23,000	21,637
3.20%, 9/17/29(d)	50,000	44,207
2.14%, 9/23/30	530,000	422,712

Takeda Pharmaceutical Co. Ltd. 3.03%, 7/9/40	25,000	19,406

Toyota Motor Corp. 3.67%, 7/20/28(d)	25,000	24,560

Total Japan		1,006,425

Netherlands – 0.2%

Cooperatieve Rabobank UA 5.25%, 5/24/41	134,000	146,856

Shell International Finance BV
3.25%, 5/11/25	475,000	467,875
5.50%, 3/25/40	27,000	29,226
3.13%, 11/7/49	50,000	38,908

Total Netherlands		682,865

Norway – 0.2%

Equinor ASA
2.65%, 1/15/24	5,000	4,930
3.70%, 3/1/24	362,000	362,174
1.75%, 1/22/26	25,000	23,213
3.00%, 4/6/27	25,000	23,947
3.63%, 9/10/28(d)	374,000	365,207
5.10%, 8/17/40	19,000	19,811
4.80%, 11/8/43	25,000	25,400

Total Norway		824,682

Peru – 0.0%

Southern Copper Corp. 6.75%, 4/16/40	5,000	5,647

See Notes to Financial Statements.

WisdomTree Trust	63

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2022

Investments	Principal Amount	Value

Spain – 0.2%

Banco Bilbao Vizcaya Argentaria SA 0.88%, 9/18/23	$200,000	$193,312

Banco Santander SA 5.29%, 8/18/27	200,000	195,996

Telefonica Europe BV 8.25%, 9/15/30	247,000	289,000

Total Spain		678,308

Switzerland – 0.1%

Credit Suisse AG 5.00%, 7/9/27	200,000	194,316

Credit Suisse Group AG 4.55%, 4/17/26	192,000	184,265

Novartis Capital Corp.
3.10%, 5/17/27	60,000	58,336
3.70%, 9/21/42	15,000	13,472

Total Switzerland		450,389

United Kingdom – 0.8%

AstraZeneca PLC
3.38%, 11/16/25	15,000	14,736
4.00%, 1/17/29	25,000	24,982
4.00%, 9/18/42	150,000	138,127
4.38%, 11/16/45	50,000	48,278

BAT Capital Corp.
3.22%, 8/15/24	150,000	146,539
3.22%, 9/6/26	25,000	23,333
4.39%, 8/15/37	25,000	19,860
4.76%, 9/6/49	29,000	21,994
3.98%, 9/25/50	150,000	101,788

BP Capital Markets PLC
3.28%, 9/19/27	24,000	23,006
3.72%, 11/28/28	45,000	43,629

British Telecommunications PLC 9.63%, 12/15/30	274,000	337,598

Diageo Capital PLC 2.13%, 4/29/32	30,000	24,966

GlaxoSmithKline Capital, Inc.
5.38%, 4/15/34	20,000	21,522
6.38%, 5/15/38	50,000	58,705

HSBC Holdings PLC
3.90%, 5/25/26	25,000	24,332
4.95%, 3/31/30	175,000	170,553
5.40%, 8/11/33, (5.402% fixed rate until 8/11/32; Secured Overnight Financing Rate + 2.87% thereafter)	200,000	190,274

Lloyds Banking Group PLC
3.90%, 3/12/24	200,000	199,138
4.72%, 8/11/26, (4.716% fixed rate until 8/11/25; 1-year Constant Maturity Treasury Rate + 1.75% thereafter)	300,000	296,118
1.63%, 5/11/27, (1.627% fixed rate until 5/11/26; 1-year Constant Maturity Treasury Rate + 0.85% thereafter)(c)	200,000	177,032
3.57%, 11/7/28, (3.574% fixed rate until 11/7/27; 3-month U.S. dollar London Interbank Offered Rate + 1.205% thereafter)(c)(f)	50,000	46,255
4.98%, 8/11/33, (4.976% fixed rate until 8/11/32; 1-year Constant Maturity Treasury Rate + 2.30% thereafter)	200,000	190,366

Reynolds American, Inc.
7.25%, 6/15/37	23,000	23,894
5.85%, 8/15/45	10,000	8,592

Santander UK Group Holdings PLC
1.09%, 3/15/25, (1.089% fixed rate until 3/15/24; Secured Overnight Financing Rate + 0.787% thereafter)(c)	250,000	234,200

Unilever Capital Corp. 5.90%, 11/15/32	130,000	147,640

Vodafone Group PLC
4.13%, 5/30/25	50,000	49,841
4.38%, 2/19/43	34,000	29,246
5.25%, 5/30/48	30,000	28,057

Total United Kingdom		2,864,601

United States – 21.3%

3M Co.
2.25%, 9/19/26	205,000	191,501
2.88%, 10/15/27	65,000	61,202
3.38%, 3/1/29(d)	35,000	32,527
3.05%, 4/15/30(d)	25,000	22,284
3.13%, 9/19/46	23,000	16,963
3.63%, 10/15/47	38,000	30,557

Abbott Laboratories
3.40%, 11/30/23	14,000	13,972
6.15%, 11/30/37(d)	103,000	122,330
4.75%, 4/15/43	10,000	10,139

AbbVie, Inc.
3.60%, 5/14/25	59,000	57,995
2.95%, 11/21/26	565,000	533,597
4.55%, 3/15/35	10,000	9,598
4.50%, 5/14/35	100,000	95,266
4.05%, 11/21/39	125,000	110,352
4.40%, 11/6/42	15,000	13,587
4.75%, 3/15/45	8,000	7,496
4.70%, 5/14/45	48,000	44,916
4.25%, 11/21/49	14,000	12,336

Activision Blizzard, Inc.
3.40%, 6/15/27	82,000	79,096
2.50%, 9/15/50	20,000	13,455

Adobe, Inc. 2.30%, 2/1/30	25,000	22,179

Advance Auto Parts, Inc. 3.90%, 4/15/30	25,000	22,648

Advocate Health & Hospitals Corp. 3.01%, 6/15/50, Series 2020	25,000	18,490

Aetna, Inc.
4.75%, 3/15/44	60,000	54,860
3.88%, 8/15/47	43,000	35,193

Aflac, Inc. 3.25%, 3/17/25	75,000	73,966

Air Lease Corp.
4.25%, 9/15/24	5,000	4,945
3.25%, 3/1/25	25,000	23,981
3.63%, 4/1/27	23,000	21,357

See Notes to Financial Statements.

64	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2022

Investments	Principal Amount	Value
3.63%, 12/1/27(d)	$244,000	$222,343
4.63%, 10/1/28	50,000	47,154

Air Products and Chemicals, Inc. 2.70%, 5/15/40	50,000	39,578

Aircastle Ltd. 4.25%, 6/15/26	25,000	23,078

Alabama Power Co.
4.30%, 7/15/48, Series A	20,000	18,260
3.45%, 10/1/49	9,000	7,111

Alexandria Real Estate Equities, Inc.
3.45%, 4/30/25	18,000	17,714
4.90%, 12/15/30	51,000	50,809
1.88%, 2/1/33	25,000	18,849

Alleghany Corp. 4.90%, 9/15/44	25,000	24,186

Allstate Corp.
1.45%, 12/15/30	30,000	23,936
4.20%, 12/15/46	50,000	45,516

Ally Financial, Inc.
1.45%, 10/2/23	100,000	96,971
8.00%, 11/1/31	263,000	291,901

Alphabet, Inc.
1.10%, 8/15/30	25,000	20,407
1.90%, 8/15/40	20,000	14,147
2.05%, 8/15/50	10,000	6,604
2.25%, 8/15/60(d)	50,000	32,093

Altria Group, Inc.
4.80%, 2/14/29	25,000	24,219
2.45%, 2/4/32	40,000	30,246
3.40%, 2/4/41	6,000	4,065
5.38%, 1/31/44	198,000	175,137

Amazon.com, Inc.
5.20%, 12/3/25	19,000	19,776
3.30%, 4/13/27	100,000	97,739
1.50%, 6/3/30	60,000	49,867
2.10%, 5/12/31	125,000	107,422
3.60%, 4/13/32	100,000	96,201
3.88%, 8/22/37	15,000	14,082
4.95%, 12/5/44	52,000	54,377
4.05%, 8/22/47	41,000	38,118
4.25%, 8/22/57	27,000	25,542
2.70%, 6/3/60	90,000	60,368
4.10%, 4/13/62	100,000	90,648

Ameren Corp. 2.50%, 9/15/24	159,000	153,335

Ameren Illinois Co.
3.80%, 5/15/28	23,000	22,462
1.55%, 11/15/30	50,000	40,858

American Express Co.
3.00%, 10/30/24	220,000	215,736
3.63%, 12/5/24	44,000	43,780
3.30%, 5/3/27	10,000	9,579
4.05%, 12/3/42	68,000	61,862

American Financial Group, Inc. 4.50%, 6/15/47	25,000	21,318

American Homes 4 Rent LP 4.25%, 2/15/28	10,000	9,664

American Honda Finance Corp.
2.90%, 2/16/24	5,000	4,937
1.00%, 9/10/25(d)	15,000	13,724
2.30%, 9/9/26	5,000	4,670

American International Group, Inc.
4.50%, 7/16/44	100,000	90,378
4.75%, 4/1/48	28,000	26,533

American Tower Corp.
0.60%, 1/15/24	20,000	19,031
2.95%, 1/15/25	25,000	24,055
4.00%, 6/1/25	45,000	44,309
3.60%, 1/15/28	58,000	53,997
3.80%, 8/15/29	25,000	23,087
3.10%, 6/15/50	20,000	13,943
2.95%, 1/15/51	25,000	16,861

American University 3.67%, 4/1/49, Series 2019	50,000	42,250

American Water Capital Corp.
2.95%, 9/1/27	189,000	177,906
3.45%, 6/1/29	25,000	23,342
3.75%, 9/1/47	40,000	33,974

AmerisourceBergen Corp.
3.40%, 5/15/24	18,000	17,764
3.45%, 12/15/27(d)	25,000	23,895
4.30%, 12/15/47	50,000	45,167

Amgen, Inc.
3.63%, 5/22/24	16,000	15,936
2.30%, 2/25/31	105,000	88,976
4.66%, 6/15/51	432,000	405,989

Aon Corp. 2.80%, 5/15/30	15,000	13,115

Apple, Inc.
3.00%, 2/9/24	118,000	117,085
2.85%, 5/11/24	48,000	47,436
1.80%, 9/11/24	25,000	24,180
1.13%, 5/11/25	10,000	9,345
3.25%, 2/23/26	75,000	73,864
3.20%, 5/11/27	116,000	113,166
3.00%, 6/20/27	23,000	22,349
2.20%, 9/11/29	75,000	67,111
1.65%, 5/11/30	55,000	46,724
3.35%, 8/8/32	25,000	23,654
4.45%, 5/6/44	18,000	18,015
4.38%, 5/13/45	18,000	17,732
3.85%, 8/4/46	36,000	32,791
4.25%, 2/9/47	25,000	24,493
3.75%, 11/13/47	48,000	43,191
2.65%, 5/11/50	60,000	43,986
2.55%, 8/20/60	70,000	47,603
4.10%, 8/8/62	40,000	36,787

Ares Capital Corp. 4.25%, 3/1/25	43,000	41,886

Arizona Public Service Co. 2.60%, 8/15/29	350,000	302,645

Ascension Health
3.95%, 11/15/46	25,000	22,945
4.85%, 11/15/53	49,000	51,284

See Notes to Financial Statements.

WisdomTree Trust	65

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2022

Investments	Principal Amount	Value

AT&T, Inc.
3.80%, 2/15/27	$64,000	$62,525
4.25%, 3/1/27	93,000	92,227
4.30%, 2/15/30	150,000	144,358
2.75%, 6/1/31	100,000	85,596
2.25%, 2/1/32	26,000	21,060
4.30%, 12/15/42	197,000	171,067
4.35%, 6/15/45	321,000	276,044
4.75%, 5/15/46	10,000	9,238
5.15%, 2/15/50	25,000	24,319
3.65%, 6/1/51	12,000	9,189
3.50%, 9/15/53	100,000	74,378
3.55%, 9/15/55	105,000	76,943
3.80%, 12/1/57	75,000	56,793

Atmos Energy Corp. 1.50%, 1/15/31	70,000	55,974

Automatic Data Processing, Inc. 1.25%, 9/1/30	175,000	143,313

AutoNation, Inc.
3.50%, 11/15/24	18,000	17,594
4.50%, 10/1/25	18,000	17,922
3.80%, 11/15/27	25,000	23,037

AutoZone, Inc.
3.25%, 4/15/25	18,000	17,511
3.63%, 4/15/25	100,000	98,484
4.00%, 4/15/30	25,000	23,796

AvalonBay Communities, Inc. 2.30%, 3/1/30	605,000	526,398

Avangrid, Inc. 3.80%, 6/1/29	25,000	23,388

Avnet, Inc. 3.00%, 5/15/31	625,000	497,900

AXIS Specialty Finance LLC 3.90%, 7/15/29	50,000	46,440

Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc. 3.34%, 12/15/27	48,000	45,042

Bank of America Corp.
4.13%, 1/22/24	48,000	48,209
4.00%, 4/1/24	50,000	50,108
4.20%, 8/26/24	78,000	77,962
0.81%, 10/24/24, (0.81% fixed rate until 10/24/23; Secured Overnight Financing Rate + 0.74% thereafter)(c)	105,000	100,789
3.46%, 3/15/25, (3.458% fixed rate until 3/15/24; 3-month U.S. dollar London Interbank Offered Rate + 0.97% thereafter)(c)(f)	105,000	103,275
3.95%, 4/21/25, Series L	29,000	28,718
2.46%, 10/22/25, (2.456% fixed rate until 10/22/24; 3-month U.S. dollar London Interbank Offered Rate + 0.87% thereafter)(c)(f)	50,000	47,742
3.50%, 4/19/26	71,000	69,251
1.32%, 6/19/26, (1.319% fixed rate until 6/19/25; Secured Overnight Financing Rate + 1.15% thereafter)(c)	13,000	11,824
1.20%, 10/24/26, (1.197% fixed rate until 10/24/25; Secured Overnight Financing Rate + 1.01% thereafter)(c)	335,000	299,815
1.66%, 3/11/27, Series N, (1.658% fixed rate until 3/11/26; Secured Overnight Financing Rate + 0.91% thereafter)(c)	45,000	40,273
3.42%, 12/20/28, (3.419% fixed rate until 12/20/27; 3-month U.S. dollar London Interbank Offered Rate + 1.04% thereafter)(c)(f)	344,000	319,524
4.27%, 7/23/29, (4.271% fixed rate until 7/23/28; 3-month U.S. dollar London Interbank Offered Rate + 1.31% thereafter)(c)(f)	45,000	43,211
3.97%, 2/7/30, (3.974% fixed rate until 2/7/29; 3-month U.S. dollar London Interbank Offered Rate + 1.21% thereafter)(c)(f)	125,000	117,335
3.19%, 7/23/30, (3.194% fixed rate until 7/23/29; 3-month U.S. dollar London Interbank Offered Rate + 1.18% thereafter)(c)(f)	77,000	68,600
2.88%, 10/22/30, (2.884% fixed rate until 10/22/29; 3-month U.S. dollar London Interbank Offered Rate + 1.19% thereafter)(c)(f)	10,000	8,698
1.92%, 10/24/31, (1.922% fixed rate until 10/24/30; Secured Overnight Financing Rate + 1.37% thereafter)(c)	435,000	345,281
5.02%, 7/22/33, (5.015% fixed rate until 7/22/32; Secured Overnight Financing Rate + 2.16% thereafter)(c)	100,000	99,263
4.24%, 4/24/38, (4.244% fixed rate until 4/24/37; 3-month U.S. dollar London Interbank Offered Rate + 1.814% thereafter)(c)(f)	10,000	9,078
2.68%, 6/19/41, (2.676% fixed rate until 6/19/40; Secured Overnight Financing Rate + 1.93% thereafter)(c)	45,000	32,325
5.88%, 2/7/42	10,000	10,926
5.00%, 1/21/44	120,000	116,848
4.75%, 4/21/45, Series L	10,000	9,161
4.44%, 1/20/48, (4.443% fixed rate until 1/20/47; 3-month U.S. dollar London Interbank Offered Rate + 1.99% thereafter)(c)(f)	10,000	9,225
3.95%, 1/23/49, (3.946% fixed rate until 1/23/48; 3-month U.S. dollar London Interbank Offered Rate + 1.19% thereafter)(c)(f)	28,000	23,860
4.33%, 3/15/50, (4.33% fixed rate until 3/15/49; 3-month U.S. dollar London Interbank Offered Rate + 1.52% thereafter)(c)(f)	100,000	90,172
4.08%, 3/20/51, (4.083% fixed rate until 3/20/50; 3-month U.S. dollar London Interbank Offered Rate + 3.15% thereafter)(c)(f)	150,000	128,793

See Notes to Financial Statements.

66	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2022

Investments	Principal Amount	Value
2.83%, 10/24/51, (2.831% fixed rate until 10/24/50; Secured Overnight Financing Rate + 1.88% thereafter)(c)	$5,000	$3,404

BankUnited, Inc. 4.88%, 11/17/25	18,000	17,986

Banner Health 2.34%, 1/1/30	80,000	69,086

Baxalta, Inc. 4.00%, 6/23/25	15,000	14,898

Baxter International, Inc.
1.32%, 11/29/24	100,000	94,183
2.27%, 12/1/28	100,000	86,776

Baylor Scott & White Holdings 4.19%, 11/15/45	24,000	22,216

Becton Dickinson and Co.
2.82%, 5/20/30	37,000	32,757
4.69%, 12/15/44	22,000	20,915

Berkshire Hathaway Energy Co.
4.05%, 4/15/25	95,000	95,159
3.25%, 4/15/28	23,000	21,773
3.70%, 7/15/30	50,000	47,699
6.13%, 4/1/36	25,000	27,512
3.80%, 7/15/48	36,000	30,520

Berkshire Hathaway Finance Corp.
1.85%, 3/12/30	400,000	343,144
1.45%, 10/15/30(d)	50,000	40,851
4.20%, 8/15/48	20,000	18,612
4.25%, 1/15/49	38,000	35,777
2.85%, 10/15/50	5,000	3,653

Berry Global, Inc. 1.57%, 1/15/26	40,000	35,730

BGC Partners, Inc. 3.75%, 10/1/24	10,000	9,718

Black Hills Corp. 4.35%, 5/1/33	50,000	46,003

BlackRock, Inc. 3.50%, 3/18/24	18,000	17,952

Blackstone Private Credit Fund 4.70%, 3/24/25	350,000	338,849

Boardwalk Pipelines LP
4.95%, 12/15/24	5,000	5,048
4.45%, 7/15/27	18,000	17,318
3.40%, 2/15/31	15,000	12,752

Boeing Co.
4.88%, 5/1/25	85,000	85,321
2.25%, 6/15/26	5,000	4,555
5.15%, 5/1/30	220,000	216,601
5.88%, 2/15/40	10,000	9,847
3.90%, 5/1/49	10,000	7,282
5.81%, 5/1/50	25,000	24,015
3.83%, 3/1/59	575,000	398,573
5.93%, 5/1/60	30,000	28,705

Bon Secours Mercy Health, Inc. 3.21%, 6/1/50, Series 20-2	150,000	114,169

BorgWarner, Inc. 2.65%, 7/1/27	12,000	10,931

Boston Properties LP
3.13%, 9/1/23	19,000	18,818
3.65%, 2/1/26	5,000	4,864
2.75%, 10/1/26	24,000	22,319
2.90%, 3/15/30	25,000	21,328

BP Capital Markets America, Inc.
3.41%, 2/11/26	25,000	24,543
3.12%, 5/4/26	5,000	4,844
3.59%, 4/14/27	65,000	63,437
4.23%, 11/6/28	10,000	9,901
3.38%, 2/8/61	195,000	146,330

Brandywine Operating Partnership LP 4.55%, 10/1/29	25,000	23,546

Brighthouse Financial, Inc. 5.63%, 5/15/30	100,000	99,107

Bristol-Myers Squibb Co.
3.20%, 6/15/26	7,000	6,850
3.90%, 2/20/28	127,000	126,228
3.40%, 7/26/29	109,000	104,170
1.45%, 11/13/30	5,000	4,087
4.13%, 6/15/39	10,000	9,359
4.25%, 10/26/49	50,000	46,387
2.55%, 11/13/50	5,000	3,455

Brixmor Operating Partnership LP
3.65%, 6/15/24	5,000	4,892
3.90%, 3/15/27	50,000	47,381

Broadcom Corp. / Broadcom Cayman Finance Ltd.
3.63%, 1/15/24	81,000	80,423
3.88%, 1/15/27	23,000	22,130
3.50%, 1/15/28	5,000	4,629

Broadcom, Inc.
4.15%, 11/15/30	70,000	63,963
2.45%, 2/15/31(e)	70,000	55,896

Bunge Ltd. Finance Corp. 1.63%, 8/17/25	15,000	13,932

Burlington Northern Santa Fe LLC
3.00%, 4/1/25	18,000	17,705
7.00%, 12/15/25	22,000	24,026
6.15%, 5/1/37	10,000	11,498
5.15%, 9/1/43	48,000	50,114
3.90%, 8/1/46	5,000	4,429

Burlington Resources LLC 7.40%, 12/1/31	14,000	16,941

Camden Property Trust
3.15%, 7/1/29	25,000	22,939
2.80%, 5/15/30	25,000	22,183

Campbell Soup Co. 4.15%, 3/15/28	20,000	19,656

Capital One Financial Corp.
4.20%, 10/29/25	25,000	24,709
3.75%, 3/9/27	20,000	19,225

Cardinal Health, Inc. 4.90%, 9/15/45	50,000	45,559

Carlisle Cos., Inc.
3.75%, 12/1/27	18,000	17,091
2.75%, 3/1/30	25,000	21,446

See Notes to Financial Statements.

WisdomTree Trust	67

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2022

Investments	Principal Amount	Value

Carrier Global Corp. 2.72%, 2/15/30	$25,000	$21,635

Caterpillar Financial Services Corp. 3.75%, 11/24/23	33,000	33,087

Caterpillar, Inc.
3.40%, 5/15/24	35,000	34,902
3.80%, 8/15/42	25,000	22,835
3.25%, 9/19/49	40,000	33,040

Catholic Health Services of Long Island Obligated Group 3.37%, 7/1/50, Series 2020	50,000	37,378

Cboe Global Markets, Inc.
3.65%, 1/12/27	5,000	4,893
1.63%, 12/15/30	50,000	40,369
3.00%, 3/16/32	100,000	88,814

CBRE Services, Inc.
4.88%, 3/1/26	30,000	30,235
2.50%, 4/1/31	145,000	116,497

CDW LLC / CDW Finance Corp.
4.13%, 5/1/25	50,000	49,321
3.25%, 2/15/29	25,000	21,758

CenterPoint Energy Houston Electric LLC 2.35%, 4/1/31, Series AE	25,000	21,689

CenterPoint Energy Resources Corp.
1.75%, 10/1/30	150,000	122,584
4.10%, 9/1/47	5,000	4,453

Charles Schwab Corp.
3.45%, 2/13/26	25,000	24,695
0.90%, 3/11/26	147,000	132,347
2.45%, 3/3/27	100,000	93,352
3.25%, 5/22/29	25,000	23,488
1.65%, 3/11/31	70,000	56,583
2.90%, 3/3/32	100,000	88,352

Charter Communications Operating LLC / Charter Communications Operating Capital
4.50%, 2/1/24	18,000	17,998
5.05%, 3/30/29	175,000	168,413
2.30%, 2/1/32	705,000	536,865
6.38%, 10/23/35	5,000	4,986
3.50%, 6/1/41	44,000	30,607
6.48%, 10/23/45	40,000	38,208
5.13%, 7/1/49	20,000	16,319
3.70%, 4/1/51	24,000	16,014
6.83%, 10/23/55	98,000	98,816
3.85%, 4/1/61	14,000	9,136

Cheniere Corpus Christi Holdings LLC
7.00%, 6/30/24	153,000	157,533
5.13%, 6/30/27	25,000	24,983

Chevron Corp. 3.08%, 5/11/50	71,000	56,670

Chevron USA, Inc.
3.90%, 11/15/24	5,000	5,044
0.69%, 8/12/25(d)	15,000	13,716
3.25%, 10/15/29	26,000	24,406

Children’s Hospital 2.93%, 7/15/50, Series 2020	25,000	17,711

Children’s Hospital Corp. 4.12%, 1/1/47, Series 2017	25,000	23,359

Chubb INA Holdings, Inc. 3.15%, 3/15/25	18,000	17,760

Cigna Corp.
0.61%, 3/15/24	100,000	95,176
3.40%, 3/1/27	10,000	9,564
3.05%, 10/15/27	475,000	442,638
6.13%, 11/15/41	14,000	15,247
3.88%, 10/15/47	30,000	24,276
4.90%, 12/15/48	30,000	28,610

Cintas Corp. No. 2 3.70%, 4/1/27	23,000	22,696

Cisco Systems, Inc.
2.20%, 9/20/23	36,000	35,535
3.63%, 3/4/24	35,000	35,042
5.90%, 2/15/39	40,000	45,444

Citigroup, Inc.
3.30%, 4/27/25	9,000	8,788
5.50%, 9/13/25	10,000	10,265
3.70%, 1/12/26	9,000	8,795
3.29%, 3/17/26, (3.29% fixed rate until 3/17/25; Secured Overnight Financing Rate + 1.528% thereafter)(c)	300,000	289,560
3.40%, 5/1/26	10,000	9,663
1.12%, 1/28/27, (1.122% fixed rate until 1/28/26; Secured Overnight Financing Rate + 0.765% thereafter)(c)	10,000	8,828
4.45%, 9/29/27	230,000	224,547
3.52%, 10/27/28, (3.52% fixed rate until 10/27/27; 3-month U.S. dollar London Interbank Offered Rate + 1.151% thereafter)(c)(f)	49,000	45,634
4.08%, 4/23/29, (4.075% fixed rate until 4/23/28; 3-month U.S. dollar London Interbank Offered Rate + 1.192% thereafter)(c)(f)	10,000	9,524
3.98%, 3/20/30, (3.98% fixed rate until 3/20/29; 3-month U.S. dollar London Interbank Offered Rate + 1.338% thereafter)(c)(f)	350,000	328,111
4.41%, 3/31/31, (4.412% fixed rate until 3/31/30; Secured Overnight Financing Rate + 3.914% thereafter)(c)	20,000	19,040
2.57%, 6/3/31, (2.572% fixed rate until 6/3/30; Secured Overnight Financing Rate + 2.107% thereafter)(c)	8,000	6,693
6.63%, 6/15/32	430,000	467,883
4.91%, 5/24/33, (4.910% fixed rate until 5/24/32; Secured Overnight Financing Rate + 2.086% thereafter)(c)	100,000	98,337
8.13%, 7/15/39	60,000	78,851
6.68%, 9/13/43	19,000	21,555
4.28%, 4/24/48, (4.281% fixed rate until 4/24/47; 3-month U.S. dollar London Interbank Offered Rate + 1.839% thereafter)(c)(f)	10,000	9,011
4.65%, 7/23/48	235,000	221,748

Citizens Financial Group, Inc.
2.50%, 2/6/30	100,000	84,304
3.25%, 4/30/30	50,000	44,007

See Notes to Financial Statements.

68	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2022

Investments	Principal Amount	Value

Citrix Systems, Inc. 3.30%, 3/1/30	$30,000	$29,499

Cleco Corporate Holdings LLC 3.74%, 5/1/26	23,000	22,099

CME Group, Inc.
3.00%, 3/15/25	105,000	103,115
2.65%, 3/15/32	100,000	88,109
5.30%, 9/15/43	5,000	5,466
4.15%, 6/15/48	5,000	4,786

Coca-Cola Co.
2.13%, 9/6/29	323,000	288,239
1.65%, 6/1/30	100,000	84,638
2.60%, 6/1/50	5,000	3,692
2.50%, 3/15/51	5,000	3,561
2.75%, 6/1/60(d)	50,000	35,751

Comcast Corp.
3.70%, 4/15/24	23,000	22,963
2.35%, 1/15/27	20,000	18,632
3.55%, 5/1/28	99,000	95,569
4.25%, 10/15/30	25,000	24,693
5.65%, 6/15/35	30,000	32,438
6.45%, 3/15/37	27,000	31,531
4.60%, 10/15/38	15,000	14,496
3.40%, 7/15/46	10,000	7,841
4.00%, 8/15/47	40,000	34,706
3.97%, 11/1/47	403,000	346,262
4.70%, 10/15/48	17,000	16,304
4.00%, 11/1/49	75,000	64,362
3.45%, 2/1/50	50,000	39,405
2.45%, 8/15/52(d)	10,000	6,493
4.05%, 11/1/52	303,000	260,686
4.95%, 10/15/58(d)	28,000	27,535
2.65%, 8/15/62	10,000	6,309

Comerica, Inc. 4.00%, 2/1/29	25,000	24,217

CommonSpirit Health
3.35%, 10/1/29	157,000	140,385
4.35%, 11/1/42	10,000	8,986

Commonwealth Edison Co. 4.70%, 1/15/44	15,000	14,677

Conagra Brands, Inc.
1.38%, 11/1/27	25,000	20,938
7.00%, 10/1/28	19,000	20,544

Connecticut Light and Power Co. 4.30%, 4/15/44	15,000	14,009

ConocoPhillips
2.40%, 3/7/25	100,000	96,775
6.50%, 2/1/39(d)	29,000	34,113

Consolidated Edison Co. of New York, Inc.
4.50%, 12/1/45	25,000	23,158
3.85%, 6/15/46	25,000	21,068
3.88%, 6/15/47, Series 2017	20,000	16,839
4.00%, 11/15/57, Series C	43,000	35,649
3.70%, 11/15/59	60,000	47,238

Constellation Brands, Inc.
4.40%, 11/15/25	66,000	66,185
3.15%, 8/1/29	50,000	45,025
5.25%, 11/15/48	19,000	18,659

Consumers Energy Co.
3.95%, 7/15/47	50,000	44,438
3.10%, 8/15/50	90,000	69,739
2.50%, 5/1/60	50,000	31,760

Corebridge Financial, Inc.
3.90%, 4/5/32(e)	100,000	90,015
4.40%, 4/5/52(e)	100,000	82,694

Corning, Inc.
4.38%, 11/15/57	50,000	41,296
5.85%, 11/15/68	18,000	17,421
5.45%, 11/15/79	10,000	9,196

Costco Wholesale Corp.
3.00%, 5/18/27	5,000	4,864
1.60%, 4/20/30	40,000	33,782
1.75%, 4/20/32	5,000	4,121

Crown Castle, Inc.
4.30%, 2/15/29	55,000	52,884
4.75%, 5/15/47	50,000	45,247
3.25%, 1/15/51	15,000	10,684

CSX Corp.
2.40%, 2/15/30	25,000	21,844
4.30%, 3/1/48	20,000	18,316
4.50%, 8/1/54	18,000	16,786

CVS Health Corp.
6.25%, 6/1/27	73,000	79,050
3.25%, 8/15/29	25,000	22,915
1.88%, 2/28/31	105,000	84,869
4.88%, 7/20/35	285,000	278,357
4.78%, 3/25/38	25,000	23,951
5.30%, 12/5/43	23,000	22,880
5.05%, 3/25/48	35,000	33,728

D.R. Horton, Inc. 2.50%, 10/15/24	25,000	24,053

Danaher Corp. 2.60%, 10/1/50	5,000	3,466

Darden Restaurants, Inc. 3.85%, 5/1/27(d)	68,000	65,744

Dell International LLC / EMC Corp.
4.00%, 7/15/24	135,000	134,532
6.02%, 6/15/26	15,000	15,590
4.90%, 10/1/26	25,000	25,115
8.10%, 7/15/36	100,000	116,320
8.35%, 7/15/46	12,000	14,608

Devon Energy Corp.
7.88%, 9/30/31	25,000	29,114
5.60%, 7/15/41	15,000	14,861

DH Europe Finance II Sarl 3.25%, 11/15/39	25,000	20,792

Digital Realty Trust LP 3.60%, 7/1/29(d)	50,000	46,096

Dignity Health 5.27%, 11/1/64	25,000	23,596

Discover Financial Services 4.10%, 2/9/27	60,000	57,821

Discovery Communications LLC
5.20%, 9/20/47	10,000	8,177
4.00%, 9/15/55	47,000	31,171

See Notes to Financial Statements.

WisdomTree Trust	69

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2022

Investments	Principal Amount	Value

Dollar General Corp. 3.50%, 4/3/30	$50,000	$46,156

Dollar Tree, Inc. 4.20%, 5/15/28	50,000	48,773

Dominion Energy South Carolina, Inc. 5.10%, 6/1/65	34,000	34,915

Dominion Energy, Inc.
3.90%, 10/1/25	5,000	4,942
1.45%, 4/15/26, Series A	62,000	56,430
6.30%, 3/15/33, Series E	55,000	59,927
5.95%, 6/15/35, Series B	5,000	5,296
4.90%, 8/1/41, Series C	25,000	24,009

Dover Corp. 3.15%, 11/15/25	23,000	22,290

Dow Chemical Co.
7.38%, 11/1/29	3,000	3,456
4.25%, 10/1/34	17,000	15,795
9.40%, 5/15/39	15,000	20,812
5.25%, 11/15/41	110,000	108,255
4.38%, 11/15/42	5,000	4,388

DTE Electric Co.
1.90%, 4/1/28, Series A	65,000	57,797
3.75%, 8/15/47	50,000	43,579

Duke Energy Carolinas LLC 3.70%, 12/1/47	48,000	39,993

Duke Energy Corp.
3.75%, 4/15/24	100,000	99,657
0.90%, 9/15/25	100,000	90,840
3.15%, 8/15/27	295,000	278,462
3.95%, 8/15/47	20,000	16,296

Duke Energy Florida LLC 6.40%, 6/15/38	43,500	50,397

Duke Energy Indiana LLC 2.75%, 4/1/50	142,000	99,156

Duke Energy Ohio, Inc. 3.80%, 9/1/23	18,000	18,058

Duke Realty LP 3.05%, 3/1/50	46,000	34,602

DuPont de Nemours, Inc. 5.32%, 11/15/38	425,000	424,103

Eastman Chemical Co. 4.80%, 9/1/42	23,000	20,220

Eaton Vance Corp. 3.50%, 4/6/27	18,000	17,260

eBay, Inc. 4.00%, 7/15/42	15,000	12,482

Ecolab, Inc.
2.70%, 11/1/26	5,000	4,813
3.25%, 12/1/27(d)	25,000	24,284
2.13%, 8/15/50(d)	35,000	22,454

Elevance Health, Inc.
3.50%, 8/15/24	80,000	79,150
3.65%, 12/1/27	25,000	24,235
6.38%, 6/15/37	18,000	20,594
4.63%, 5/15/42	85,000	81,139
4.65%, 1/15/43	40,000	37,924
4.65%, 8/15/44	15,000	14,091
3.13%, 5/15/50	152,000	114,099
3.60%, 3/15/51	50,000	40,330

Eli Lilly & Co. 5.50%, 3/15/27	25,000	26,776

Emerson Electric Co.
1.80%, 10/15/27	35,000	31,497
1.95%, 10/15/30	20,000	17,014

Enbridge Energy Partners LP 5.88%, 10/15/25	5,000	5,173

Energy Transfer LP
4.20%, 9/15/23, Series 5Y	5,000	4,996
5.88%, 1/15/24	40,000	40,544
4.25%, 4/1/24	20,000	19,877
4.50%, 4/15/24	30,000	29,942
3.90%, 5/15/24	48,000	47,380
5.95%, 12/1/25	25,000	25,621
3.90%, 7/15/26	5,000	4,786
4.20%, 4/15/27	20,000	19,220
5.50%, 6/1/27	50,000	50,627
4.15%, 9/15/29	100,000	92,004
4.90%, 3/15/35	13,000	11,846
6.63%, 10/15/36	94,000	96,310

Entergy Corp. 2.40%, 6/15/31	100,000	81,319

Entergy Louisiana LLC
3.12%, 9/1/27	15,000	14,189
4.00%, 3/15/33	85,000	80,734
4.20%, 9/1/48	40,000	35,878

Entergy Texas, Inc.
1.75%, 3/15/31	200,000	160,796
3.55%, 9/30/49	25,000	19,839

Enterprise Products Operating LLC
6.88%, 3/1/33, Series D	44,000	50,192
4.45%, 2/15/43	40,000	35,606
4.25%, 2/15/48	669,000	574,765

EPR Properties 4.75%, 12/15/26	100,000	93,607

Equinix, Inc. 2.95%, 9/15/51	30,000	20,337

Equitable Holdings, Inc. 4.35%, 4/20/28	414,000	407,496

ERP Operating LP 3.00%, 7/1/29	25,000	22,679

Essential Utilities, Inc. 2.70%, 4/15/30	10,000	8,652

Essex Portfolio LP
1.65%, 1/15/31	25,000	19,447
2.65%, 9/1/50	30,000	18,609

Estee Lauder Cos., Inc.
2.00%, 12/1/24	25,000	24,311
1.95%, 3/15/31(d)	40,000	33,781

Evergy, Inc. 2.90%, 9/15/29	150,000	131,626

Eversource Energy 4.25%, 4/1/29, Series O	15,000	14,632

Exelon Corp. 5.10%, 6/15/45	8,000	7,968

See Notes to Financial Statements.

70	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2022

Investments	Principal Amount	Value

Expedia Group, Inc. 3.80%, 2/15/28	$5,000	$4,656

Exxon Mobil Corp.
2.02%, 8/16/24	10,000	9,698
3.04%, 3/1/26	23,000	22,412
2.28%, 8/16/26(d)	50,000	47,273
2.44%, 8/16/29(d)	15,000	13,538
2.61%, 10/15/30	35,000	31,436
4.33%, 3/19/50	425,000	405,611

FedEx Corp.
4.20%, 10/17/28	18,000	17,713
3.90%, 2/1/35	19,000	17,326
3.88%, 8/1/42	5,000	4,210
4.75%, 11/15/45	5,000	4,646
4.40%, 1/15/47	63,000	55,945

Fifth Third Bancorp
2.55%, 5/5/27	20,000	18,439
3.95%, 3/14/28	25,000	24,298
8.25%, 3/1/38	20,000	25,864

Fiserv, Inc.
2.75%, 7/1/24	147,000	143,396
3.20%, 7/1/26	17,000	16,187
4.20%, 10/1/28	15,000	14,560
4.40%, 7/1/49	25,000	21,650

Florida Power & Light Co.
3.25%, 6/1/24	71,000	70,525
3.70%, 12/1/47	5,000	4,386
4.13%, 6/1/48	53,000	49,818

FMC Corp. 4.50%, 10/1/49	150,000	126,856

Fortune Brands Home & Security, Inc.
4.00%, 9/21/23	25,000	24,948
3.25%, 9/15/29	15,000	13,127

Fox Corp. 5.48%, 1/25/39	25,000	24,502

Franciscan Missionaries of Our Lady Health System, Inc. 3.91%, 7/1/49, Series B	40,000	33,038

Franklin Resources, Inc. 2.85%, 3/30/25(d)	25,000	24,229

Freeport-McMoRan, Inc. 4.63%, 8/1/30	25,000	23,180

FS KKR Capital Corp. 4.13%, 2/1/25	50,000	48,442

GATX Corp.
4.00%, 6/30/30	25,000	22,979
3.50%, 6/1/32(d)	225,000	194,249

GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/35	100,000	94,340

General Dynamics Corp.
3.75%, 5/15/28	23,000	22,655
4.25%, 4/1/40	35,000	33,743

General Electric Co.
6.75%, 3/15/32, Series MTNA	528,000	599,090
5.88%, 1/14/38(d)	24,000	25,355

General Motors Co.
4.20%, 10/1/27	71,000	68,269
5.00%, 10/1/28	78,000	75,820
6.75%, 4/1/46	137,000	137,611

General Motors Financial Co., Inc.
4.00%, 1/15/25	101,000	99,731
4.35%, 4/9/25	615,000	608,094
4.30%, 7/13/25	30,000	29,596
4.35%, 1/17/27	30,000	28,970
2.35%, 1/8/31	100,000	77,583

George Washington University
4.30%, 9/15/44, Series 2014	25,000	22,810
4.13%, 9/15/48, Series 2018	26,000	23,678

Georgia Power Co.
3.25%, 4/1/26	25,000	24,150
4.30%, 3/15/43	264,000	232,080

Georgia-Pacific LLC
8.00%, 1/15/24	525,000	553,171
7.75%, 11/15/29	5,000	5,956

Gilead Sciences, Inc.
3.50%, 2/1/25	5,000	4,933
3.65%, 3/1/26	69,000	67,792
1.20%, 10/1/27(d)	50,000	43,165
5.65%, 12/1/41	38,000	40,311
4.50%, 2/1/45	363,000	331,561

GLP Capital LP / GLP Financing II, Inc.
5.38%, 11/1/23	18,000	18,009
5.25%, 6/1/25	15,000	14,829
5.75%, 6/1/28	23,000	22,852
4.00%, 1/15/30	30,000	26,330
3.25%, 1/15/32	25,000	20,306

Goldman Sachs BDC, Inc. 2.88%, 1/15/26(d)	25,000	23,236

Goldman Sachs Capital I 6.35%, 2/15/34	19,000	19,924

Goldman Sachs Group, Inc.
4.00%, 3/3/24	15,000	14,994
3.00%, 3/15/24	595,000	585,307
3.50%, 1/23/25	25,000	24,528
3.27%, 9/29/25, (3.272% fixed rate until 9/29/24; 3-month U.S. dollar London Interbank Offered Rate + 1.201% thereafter)(c)(f)	25,000	24,358
3.75%, 2/25/26	50,000	48,995
5.95%, 1/15/27	23,000	24,040
3.85%, 1/26/27	15,000	14,544
3.62%, 3/15/28, (3.615% fixed rate until 3/15/27; Secured Overnight Financing Rate + 1.846% thereafter)(c)	455,000	430,626
3.69%, 6/5/28, (3.691% fixed rate until 6/5/27; 3-month U.S. dollar London Interbank Offered Rate + 1.51% thereafter)(c)(f)	23,000	21,767
4.48%, 8/23/28, (4.482% fixed rate until 8/23/27; Secured Overnight Financing Rate + 1.725% thereafter)	200,000	195,466

See Notes to Financial Statements.

WisdomTree Trust	71

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2022

Investments	Principal Amount	Value
3.81%, 4/23/29, (3.814% fixed rate until 4/23/28; 3-month U.S. dollar London Interbank Offered Rate + 1.158% thereafter)(c)(f)	$21,000	$19,716
4.22%, 5/1/29, (4.223% fixed rate until 5/1/28; 3-month U.S. dollar London Interbank Offered Rate + 1.301% thereafter)(c)(f)	100,000	95,619
3.80%, 3/15/30	468,000	433,794
6.13%, 2/15/33	9,000	9,849
6.45%, 5/1/36	22,000	23,781
4.02%, 10/31/38, (4.017% fixed rate until 10/31/37; 3-month U.S. dollar London Interbank Offered Rate + 1.373% thereafter)(c)(f)	10,000	8,732
4.41%, 4/23/39, (4.411% fixed rate until 4/23/38; 3-month U.S. dollar London Interbank Offered Rate + 1.43% thereafter)(c)(f)	5,000	4,570
6.25%, 2/1/41	10,000	11,163
5.15%, 5/22/45	53,000	50,348

GSK Consumer Healthcare Capital U.S. LLC 3.02%, 3/24/24(e)	300,000	293,661

GSK Consumer Healthcare Capital UK PLC 3.13%, 3/24/25(e)	300,000	289,293

Hackensack Meridian Health, Inc. 2.68%, 9/1/41, Series 2020	75,000	56,087

Halliburton Co.
6.70%, 9/15/38	18,000	19,599
4.50%, 11/15/41	415,000	359,324

Hartford Financial Services Group, Inc. 5.95%, 10/15/36	40,000	43,052

Hasbro, Inc.
3.55%, 11/19/26	20,000	19,086
3.50%, 9/15/27	15,000	14,174

HCA, Inc.
5.63%, 9/1/28	68,000	68,470
4.13%, 6/15/29	50,000	46,378

Healthcare Realty Holdings LP
3.75%, 7/1/27	5,000	4,788
2.00%, 3/15/31	25,000	19,487

Healthpeak Properties, Inc. 6.75%, 2/1/41	40,000	44,514

Hershey Co. 2.30%, 8/15/26	93,000	88,005

Hess Corp.
4.30%, 4/1/27	30,000	29,325
7.88%, 10/1/29	225,000	257,974
7.13%, 3/15/33	50,000	55,684
6.00%, 1/15/40	48,000	49,011

Hewlett Packard Enterprise Co. 6.20%, 10/15/35	23,000	24,544

Home Depot, Inc.
2.80%, 9/14/27	23,000	21,867
0.90%, 3/15/28(d)	100,000	85,227
1.38%, 3/15/31	100,000	80,317
1.88%, 9/15/31	25,000	20,702
5.88%, 12/16/36	15,000	16,866
4.88%, 2/15/44	11,000	11,042
3.35%, 4/15/50	100,000	80,047

Honeywell International, Inc.
2.50%, 11/1/26	10,000	9,498
2.70%, 8/15/29	485,000	446,341
3.81%, 11/21/47	150,000	135,585

Hormel Foods Corp. 1.80%, 6/11/30(d)	30,000	25,413

HP, Inc. 3.00%, 6/17/27(d)	25,000	23,159

Hubbell, Inc. 3.15%, 8/15/27(d)	48,000	45,048

Hudson Pacific Properties LP 3.95%, 11/1/27	5,000	4,694

Humana, Inc. 4.80%, 3/15/47	23,000	22,112

Huntington Bancshares, Inc.
2.63%, 8/6/24	45,000	43,724
4.00%, 5/15/25	25,000	24,800

Huntington Ingalls Industries, Inc.
3.84%, 5/1/25	15,000	14,687
2.04%, 8/16/28	25,000	21,271
4.20%, 5/1/30	25,000	23,311

Hyatt Hotels Corp. 5.63%, 4/23/25	25,000	25,286

Idaho Power Co. 4.20%, 3/1/48, Series K	20,000	17,901

Illinois Tool Works, Inc. 2.65%, 11/15/26	65,000	62,435

Intel Corp.
3.70%, 7/29/25	25,000	24,890
3.75%, 3/25/27	150,000	148,179
3.90%, 3/25/30	25,000	24,187
4.10%, 5/19/46	45,000	39,814
4.10%, 5/11/47	118,000	103,565
3.25%, 11/15/49	120,000	89,569
4.75%, 3/25/50	45,000	43,013
5.05%, 8/5/62	35,000	33,974

Intercontinental Exchange, Inc.
3.75%, 12/1/25	5,000	4,954
3.10%, 9/15/27	5,000	4,739
4.60%, 3/15/33	100,000	99,171
3.00%, 6/15/50	145,000	105,863

International Business Machines Corp.
3.45%, 2/19/26	100,000	98,068
6.22%, 8/1/27	49,000	53,514
5.88%, 11/29/32	24,000	26,335
4.00%, 6/20/42	325,000	281,395
4.25%, 5/15/49	20,000	17,795

International Flavors & Fragrances, Inc. 5.00%, 9/26/48	5,000	4,640

International Paper Co.
7.30%, 11/15/39	25,000	28,986
4.80%, 6/15/44	4,000	3,637
4.35%, 8/15/48(d)	19,000	16,871

See Notes to Financial Statements.

72	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2022

Investments	Principal Amount	Value

Intuit, Inc. 1.35%, 7/15/27	$25,000	$21,993

Invesco Finance PLC 4.00%, 1/30/24	18,000	17,933

ITC Holdings Corp. 5.30%, 7/1/43	15,000	14,712

Jabil, Inc. 3.95%, 1/12/28	25,000	23,582

Janus Henderson U.S. Holdings, Inc. 4.88%, 8/1/25	18,000	18,120

Jefferies Group LLC 6.45%, 6/8/27	25,000	26,411

JetBlue Pass Through Trust 4.00%, 5/15/34, Series 1A	145,092	132,772

John Deere Capital Corp.
3.45%, 3/13/25	25,000	24,891
3.40%, 6/6/25	175,000	173,413
2.80%, 9/8/27	37,000	35,204
2.45%, 1/9/30	35,000	31,087

Johns Hopkins Health System Corp. 3.84%, 5/15/46	40,000	35,750

Johns Hopkins University 2.81%, 1/1/60, Series A	10,000	7,093

Johnson & Johnson
2.63%, 1/15/25	48,000	47,062
2.95%, 3/3/27	21,000	20,431
4.95%, 5/15/33(d)	25,000	27,119
3.55%, 3/1/36	14,000	13,050
3.40%, 1/15/38	100,000	89,738
4.50%, 9/1/40	19,000	19,050
3.70%, 3/1/46	22,000	19,670

Johnson Controls International PLC 6.00%, 1/15/36	18,000	19,370

JPMorgan Chase & Co.
3.88%, 2/1/24	50,000	50,200
0.56%, 2/16/25, (0.563% fixed rate until 2/16/24; Secured Overnight Financing Rate + 0.42% thereafter)(c)(d)	250,000	236,335
3.22%, 3/1/25, (3.22% fixed rate until 3/1/24; 3-month U.S. dollar London Interbank Offered Rate + 1.155% thereafter)(c)(f)	165,000	161,934
3.85%, 6/14/25, (3.845% fixed rate until 6/14/24; Secured Overnight Financing Rate + 0.98% thereafter)(c)	100,000	98,988
0.97%, 6/23/25, (0.969% fixed rate until 6/23/24; 3-month Secured Overnight Financing Rate + 0.58% thereafter)(c)	100,000	93,740
2.01%, 3/13/26, (2.005% fixed rate until 3/13/25; 3-month Secured Overnight Financing Rate + 1.585% thereafter)(c)	375,000	351,000
3.30%, 4/1/26	10,000	9,680
1.05%, 11/19/26, (1.045% fixed rate until 11/19/25; Secured Overnight Financing Rate + 0.80% thereafter)(c)	50,000	44,484
3.96%, 1/29/27, (3.96% fixed rate until 1/29/26; 3-month U.S. dollar London Interbank Offered Rate + 1.245% thereafter)(c)(f)	150,000	146,064
8.00%, 4/29/27	25,000	28,781
4.32%, 4/26/28, (4.323% fixed rate until 4/26/27; Secured Overnight Financing Rate + 1.56% thereafter)(c)	75,000	73,324
3.54%, 5/1/28, (3.54% fixed rate until 5/1/27; 3-month U.S. dollar London Interbank Offered Rate + 1.38% thereafter)(c)(f)	25,000	23,563
4.85%, 7/25/28, (4.851% fixed rate until 7/25/27; Secured Overnight Financing Rate + 1.99% thereafter)(c)	100,000	99,922
3.51%, 1/23/29, (3.509% fixed rate until 1/23/28; 3-month U.S. dollar London Interbank Offered Rate + 0.945% thereafter)(c)(f)	123,000	113,996
4.20%, 7/23/29, (4.203% fixed rate until 7/23/28; 3-month U.S. dollar London Interbank Offered Rate + 1.26% thereafter)(c)(f)	20,000	19,158
4.45%, 12/5/29, (4.452% fixed rate until 12/5/28; 3-month U.S. dollar London Interbank Offered Rate + 1.33% thereafter)(c)(f)	43,000	41,613
3.70%, 5/6/30, (3.702% fixed rate until 5/6/29; 3-month U.S. dollar London Interbank Offered Rate + 1.16% thereafter)(c)(f)	15,000	13,828
4.49%, 3/24/31, (4.493% fixed rate until 3/24/30; Secured Overnight Financing Rate + 3.79% thereafter)(c)	15,000	14,580
2.52%, 4/22/31, (2.522% fixed rate until 4/22/30; Secured Overnight Financing Rate + 2.04% thereafter)(c)	15,000	12,710
2.96%, 5/13/31, (2.956% fixed rate until 5/13/30; Secured Overnight Financing Rate + 2.515% thereafter)(c)	56,000	48,326
1.76%, 11/19/31, (1.764% fixed rate until 11/19/30; 3-month Secured Overnight Financing Rate + 1.105% thereafter)(c)	130,000	102,358
2.58%, 4/22/32, (2.58% fixed rate until 4/22/31; Secured Overnight Financing Rate + 1.25% thereafter)(c)	125,000	103,500
4.59%, 4/26/33, (4.586% fixed rate until 4/26/32; Secured Overnight Financing Rate + 1.80% thereafter)(c)	100,000	96,727
6.40%, 5/15/38	10,000	11,399
2.53%, 11/19/41, (2.525% fixed rate until 11/19/40; Secured Overnight Financing Rate + 1.51% thereafter)(c)	40,000	28,034
5.63%, 8/16/43	118,000	123,837
3.96%, 11/15/48, (3.964% fixed rate until 11/15/47; 3-month U.S. dollar London Interbank Offered Rate + 1.38% thereafter)(c)(f)	25,000	20,958

See Notes to Financial Statements.

WisdomTree Trust	73

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2022

Investments	Principal Amount	Value
3.90%, 1/23/49, (3.897% fixed rate until 1/23/48; 3-month U.S. dollar London Interbank Offered Rate + 1.22% thereafter)(c)(f)	$23,000	$19,306
3.11%, 4/22/51, (3.109% fixed rate until 4/22/50; Secured Overnight Financing Rate + 2.44% thereafter)(c)	55,000	39,928

Juniper Networks, Inc. 2.00%, 12/10/30	25,000	19,531

Kaiser Foundation Hospitals
3.15%, 5/1/27	11,000	10,614
4.15%, 5/1/47	9,000	8,343
3.00%, 6/1/51, Series 2021	10,000	7,452

Kansas City Southern 4.95%, 8/15/45	455,000	438,720

Kellogg Co. 3.40%, 11/15/27	100,000	95,195

Keurig Dr. Pepper, Inc.
3.13%, 12/15/23	25,000	24,771
2.55%, 9/15/26	8,000	7,489
4.42%, 12/15/46	23,000	20,163

KeyBank NA 4.15%, 8/8/25	250,000	248,157

KeyCorp
4.15%, 10/29/25(d)	244,000	241,882
2.55%, 10/1/29	13,000	11,140
4.79%, 6/1/33, (4.789% fixed rate until 6/1/32; Secured Overnight Financing Rate + 2.06% thereafter)(c)	100,000	97,196

Keysight Technologies, Inc. 4.60%, 4/6/27	25,000	25,111

Kimberly-Clark Corp.
1.05%, 9/15/27	35,000	30,648
3.90%, 5/4/47	50,000	43,981

Kimco Realty Corp.
3.30%, 2/1/25	18,000	17,587
2.80%, 10/1/26	5,000	4,702
3.70%, 10/1/49	150,000	116,083

Kinder Morgan Energy Partners LP
3.50%, 9/1/23	5,000	4,978
4.30%, 5/1/24	10,000	10,041
5.50%, 3/1/44	18,000	16,892
5.40%, 9/1/44	19,000	17,672

Kinder Morgan, Inc.
4.30%, 3/1/28	35,000	34,244
7.75%, 1/15/32	5,000	5,816
5.30%, 12/1/34	500,000	490,925
5.55%, 6/1/45	15,000	14,595

KLA Corp.
4.65%, 11/1/24	15,000	15,233
5.00%, 3/15/49	50,000	50,737
3.30%, 3/1/50	25,000	19,573

Kraft Heinz Foods Co.
3.75%, 4/1/30	81,000	74,972
4.38%, 6/1/46	125,000	106,375

Kroger Co.
3.70%, 8/1/27(d)	64,000	62,268
6.90%, 4/15/38	35,000	40,636
5.15%, 8/1/43	18,000	17,771
5.40%, 1/15/49	19,000	19,784

Laboratory Corp. of America Holdings 2.30%, 12/1/24	486,000	466,852

Lam Research Corp. 4.00%, 3/15/29	19,000	18,683

Legg Mason, Inc. 5.63%, 1/15/44	5,000	5,196

Lennar Corp.
4.50%, 4/30/24	25,000	25,049
5.88%, 11/15/24	25,000	25,608
4.75%, 11/29/27	25,000	24,426

Linde, Inc.
3.20%, 1/30/26(d)	25,000	24,538
2.00%, 8/10/50	15,000	9,468

Lockheed Martin Corp.
6.15%, 9/1/36, Series B	39,000	45,017
4.09%, 9/15/52	24,000	22,333

Lowe’s Cos., Inc.
2.50%, 4/15/26	30,000	28,555
2.63%, 4/1/31	10,000	8,583
4.05%, 5/3/47	15,000	12,501
3.50%, 4/1/51	100,000	75,761

Lubrizol Corp. 6.50%, 10/1/34	39,000	45,837

LYB International Finance BV 4.88%, 3/15/44	5,000	4,550

LYB International Finance III LLC 3.80%, 10/1/60	5,000	3,567

LyondellBasell Industries NV 4.63%, 2/26/55	20,000	16,957

Magallanes, Inc.
4.05%, 3/15/29(e)	250,000	227,522
5.39%, 3/15/62(e)	100,000	80,468

Magellan Midstream Partners LP
3.25%, 6/1/30	25,000	22,198
4.20%, 10/3/47	38,000	31,149

Marathon Oil Corp. 6.80%, 3/15/32	5,000	5,353

Marathon Petroleum Corp.
6.50%, 3/1/41	25,000	26,983
5.00%, 9/15/54	50,000	44,840

Marriott International, Inc. 3.50%, 10/15/32, Series GG	495,000	425,294

Marsh & McLennan Cos., Inc.
3.75%, 3/14/26	40,000	39,675
4.20%, 3/1/48	5,000	4,487
4.90%, 3/15/49	20,000	20,049

Martin Marietta Materials, Inc.
4.25%, 7/2/24	35,000	34,944
3.50%, 12/15/27(d)	5,000	4,784

Marvell Technology, Inc. 4.88%, 6/22/28	15,000	14,730

Masco Corp. 4.50%, 5/15/47(d)	20,000	17,010

See Notes to Financial Statements.

74	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2022

Investments	Principal Amount	Value

Mass General Brigham, Inc.
3.19%, 7/1/49, Series 2020	$300,000	$232,035
3.34%, 7/1/60, Series 2020	25,000	18,944

Massachusetts Institute of Technology 3.89%, 7/1/2116	19,000	15,395

Mastercard, Inc.
3.80%, 11/21/46	25,000	22,688
3.65%, 6/1/49	20,000	17,580

Mayo Clinic 3.20%, 11/15/61, Series 2021	240,000	180,247

McCormick & Co., Inc. 4.20%, 8/15/47	50,000	44,058

McDonald’s Corp.
3.38%, 5/26/25	5,000	4,915
6.30%, 10/15/37	19,000	21,518
3.70%, 2/15/42	259,000	216,920
4.45%, 3/1/47	15,000	13,908
3.63%, 9/1/49	40,000	32,472
4.20%, 4/1/50	160,000	142,680

Medtronic, Inc. 4.38%, 3/15/35	10,000	9,937

Merck & Co., Inc.
6.50%, 12/1/33	50,000	59,448
2.35%, 6/24/40	5,000	3,696
2.45%, 6/24/50	5,000	3,467

Meta Platforms, Inc.
3.50%, 8/15/27(e)	100,000	96,911
3.85%, 8/15/32(e)	100,000	94,071
4.65%, 8/15/62(e)	100,000	90,342

MetLife, Inc.
3.60%, 11/13/25	69,000	68,307
5.70%, 6/15/35	32,000	34,798
4.88%, 11/13/43	50,000	49,442

Micron Technology, Inc. 4.98%, 2/6/26	125,000	125,356

Microsoft Corp.
2.40%, 8/8/26	69,000	65,947
3.30%, 2/6/27	92,000	90,515
3.50%, 2/12/35	40,000	38,308
4.10%, 2/6/37	48,000	48,273
4.50%, 10/1/40	75,000	77,088
3.70%, 8/8/46	12,000	11,068
4.25%, 2/6/47(d)	18,000	18,045
2.53%, 6/1/50	415,000	302,801
2.92%, 3/17/52	50,000	39,502
4.50%, 2/6/57	18,000	18,687

Mid-America Apartments LP 3.95%, 3/15/29	25,000	23,886

MidAmerican Energy Co.
4.80%, 9/15/43	15,000	14,839
4.25%, 5/1/46	25,000	23,217
3.15%, 4/15/50	9,000	7,000

Molson Coors Beverage Co. 5.00%, 5/1/42	30,000	27,884

Mondelez International, Inc.
2.13%, 3/17/24	600,000	584,400
1.50%, 5/4/25	50,000	46,833
2.75%, 4/13/30	100,000	88,506

Montefiore Obligated Group 5.25%, 11/1/48, Series 18-C	105,000	83,561

Moody’s Corp.
3.25%, 1/15/28	18,000	16,990
4.88%, 12/17/48	30,000	29,189
2.55%, 8/18/60	10,000	6,152

Morgan Stanley
3.88%, 4/29/24, Series F	15,000	14,976
3.70%, 10/23/24	67,000	66,620
2.72%, 7/22/25, (2.72% fixed rate until 7/22/24; Secured Overnight Financing Rate + 1.152% thereafter)(c)	305,000	295,026
4.00%, 7/23/25	9,000	8,957
3.88%, 1/27/26	11,000	10,856
3.13%, 7/27/26	9,000	8,579
4.35%, 9/8/26	765,000	756,424
4.21%, 4/20/28, (4.21% fixed rate until 4/20/27; Secured Overnight Financing Rate + 1.61% thereafter)(c)	175,000	170,579
3.59%, 7/22/28, (3.591% fixed rate until 7/22/27; 3-month U.S. dollar London Interbank Offered Rate + 1.34% thereafter)(c)(f)	272,000	257,010
3.77%, 1/24/29, (3.772% fixed rate until 1/24/28; 3-month U.S. dollar London Interbank Offered Rate + 1.14% thereafter)(c)(f)	239,000	225,370
4.43%, 1/23/30, (4.431% fixed rate until 1/23/29; 3-month U.S. dollar London Interbank Offered Rate + 1.628% thereafter)(c)(f)	20,000	19,490
2.70%, 1/22/31, (2.699% fixed rate until 1/22/30; Secured Overnight Financing Rate + 1.143% thereafter)(c)	15,000	12,997
3.62%, 4/1/31, (3.622% fixed rate until 4/1/30; Secured Overnight Financing Rate + 3.12% thereafter)(c)	15,000	13,771
3.97%, 7/22/38, (3.971% fixed rate until 7/22/37; 3-month U.S. dollar London Interbank Offered Rate + 1.455% thereafter)(c)(f)	21,000	18,740
4.38%, 1/22/47	14,000	12,814
5.60%, 3/24/51, (5.597% fixed rate until 3/24/50; Secured Overnight Financing Rate + 4.84% thereafter)(c)	8,000	8,698
2.80%, 1/25/52, (2.802% fixed rate until 1/25/51; Secured Overnight Financing Rate + 1.43% thereafter)(c)	10,000	6,819

Mosaic Co. 4.88%, 11/15/41	10,000	8,865

Motorola Solutions, Inc. 2.30%, 11/15/30	25,000	19,903

Mount Sinai Hospitals Group, Inc.
3.98%, 7/1/48, Series 2017	5,000	4,497
3.74%, 7/1/49, Series 2019	60,000	48,794

MPLX LP
4.13%, 3/1/27	100,000	96,893

See Notes to Financial Statements.

WisdomTree Trust	75

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2022

Investments	Principal Amount	Value
4.00%, 3/15/28	$18,000	$17,235
4.70%, 4/15/48	50,000	42,898

Nasdaq, Inc. 3.95%, 3/7/52	100,000	83,973

National Rural Utilities Cooperative Finance Corp.
3.25%, 11/1/25	10,000	9,768
3.40%, 2/7/28	5,000	4,805
3.90%, 11/1/28	18,000	17,478
4.02%, 11/1/32	18,000	17,185

NBCUniversal Media LLC
5.95%, 4/1/41	5,000	5,566
4.45%, 1/15/43	50,000	46,057

NetApp, Inc. 3.30%, 9/29/24	45,000	44,257

New York and Presbyterian Hospital 2.61%, 8/1/60	25,000	16,308

Newmont Corp. 4.88%, 3/15/42	20,000	19,037

NextEra Energy Capital Holdings, Inc. 3.50%, 4/1/29	145,000	135,816

NIKE, Inc.
2.40%, 3/27/25	836,000	809,883
2.85%, 3/27/30	17,000	15,620
3.88%, 11/1/45	5,000	4,551
3.38%, 11/1/46	20,000	16,820

NiSource, Inc.
3.49%, 5/15/27	10,000	9,581
5.25%, 2/15/43	20,000	19,675
5.65%, 2/1/45	5,000	5,098
4.38%, 5/15/47	25,000	22,122
3.95%, 3/30/48	18,000	14,865

Norfolk Southern Corp.
3.15%, 6/1/27	23,000	21,938
4.05%, 8/15/52	5,000	4,367
3.70%, 3/15/53	25,000	20,550

Northern Trust Corp.
3.38%, 5/8/32, (3.375% fixed rate until 5/8/27; 3-month U.S. dollar London Interbank Offered Rate + 1.131% thereafter)(c)(f)	25,000	23,329

Northrop Grumman Corp. 3.20%, 2/1/27	53,000	50,982

NOV, Inc. 3.95%, 12/1/42	25,000	18,188

NVIDIA Corp.
2.85%, 4/1/30	10,000	9,040
3.50%, 4/1/50	100,000	83,402
3.70%, 4/1/60	20,000	16,408

NY Society for Relief of Ruptured & Crippled Maintaining Hospital Special Surgery 2.67%, 10/1/50, Series 2020(d)	160,000	111,038

NYU Langone Hospitals
4.78%, 7/1/44	235,000	230,902
3.38%, 7/1/55, Series 2020	25,000	18,751

O’Reilly Automotive, Inc.
3.55%, 3/15/26	25,000	24,381
3.90%, 6/1/29	13,000	12,328

Office Properties Income Trust
4.25%, 5/15/24	25,000	23,813
4.50%, 2/1/25	25,000	23,461

Ohio Power Co. 1.63%, 1/15/31, Series Q	150,000	120,511

Omega Healthcare Investors, Inc.
4.50%, 4/1/27	18,000	17,248
4.75%, 1/15/28	23,000	21,988
3.63%, 10/1/29	149,000	127,453

Oncor Electric Delivery Co. LLC
0.55%, 10/1/25	25,000	22,497
5.75%, 3/15/29	34,000	36,691

ONEOK, Inc.
2.75%, 9/1/24	18,000	17,443
4.00%, 7/13/27	18,000	17,237
4.55%, 7/15/28	50,000	48,526
5.20%, 7/15/48	50,000	45,025

Oracle Corp.
2.40%, 9/15/23	50,000	49,152
2.50%, 4/1/25	50,000	47,472
2.65%, 7/15/26	286,000	263,878
3.25%, 11/15/27	17,000	15,727
2.30%, 3/25/28	225,000	195,950
2.95%, 4/1/30	96,000	81,886
5.38%, 7/15/40	10,000	9,018
4.50%, 7/8/44	40,000	32,114
4.00%, 11/15/47	553,000	401,998
4.38%, 5/15/55	75,000	56,342
3.85%, 4/1/60	25,000	16,671

Orlando Health Obligated Group 3.33%, 10/1/50	253,000	202,499

Otis Worldwide Corp. 2.06%, 4/5/25	150,000	141,808

Owens Corning 4.30%, 7/15/47	23,000	18,869

Owl Rock Capital Corp. 4.00%, 3/30/25	40,000	38,821

Owl Rock Core Income Corp. 5.50%, 3/21/25	400,000	384,780

PACCAR Financial Corp.
1.10%, 5/11/26	50,000	45,292
2.00%, 2/4/27	25,000	23,136

Pacific Gas and Electric Co.
3.45%, 7/1/25	145,000	138,233
2.95%, 3/1/26	20,000	18,207
2.10%, 8/1/27	20,000	16,919
2.50%, 2/1/31	625,000	478,187
4.50%, 7/1/40	25,000	19,574
3.50%, 8/1/50(d)	80,000	53,230

PacifiCorp
4.10%, 2/1/42	50,000	43,618
3.30%, 3/15/51	100,000	77,765

Packaging Corp. of America 3.40%, 12/15/27(d)	25,000	23,655

Paramount Global
3.38%, 2/15/28(d)	5,000	4,672
6.88%, 4/30/36	5,000	5,180

See Notes to Financial Statements.

76	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2022

Investments	Principal Amount	Value
4.85%, 7/1/42	$15,000	$12,329
4.90%, 8/15/44	5,000	4,012
4.60%, 1/15/45	50,000	38,616
4.95%, 5/19/50	20,000	16,395

Parker-Hannifin Corp.
3.30%, 11/21/24	18,000	17,703
4.25%, 9/15/27	175,000	173,176
3.25%, 6/14/29	13,000	11,909
6.25%, 5/15/38	15,000	16,126

PayPal Holdings, Inc. 1.65%, 6/1/25	100,000	94,219

PeaceHealth Obligated Group 4.79%, 11/15/48, Series 2018	200,000	193,480

PECO Energy Co.
3.90%, 3/1/48	20,000	17,886
2.80%, 6/15/50	425,000	309,591

PepsiCo, Inc.
3.60%, 3/1/24	40,000	40,040
2.63%, 3/19/27	25,000	23,759
3.00%, 10/15/27	28,000	27,075
2.75%, 3/19/30	30,000	27,500
3.38%, 7/29/49	20,000	17,021

Pfizer, Inc.
2.95%, 3/15/24	18,000	17,828
3.00%, 12/15/26	10,000	9,735
3.60%, 9/15/28	50,000	49,634
1.75%, 8/18/31	33,000	27,417
4.10%, 9/15/38	50,000	47,955
7.20%, 3/15/39	89,000	114,498
4.30%, 6/15/43	5,000	4,801
4.00%, 3/15/49	57,000	53,611

PG&E Wildfire Recovery Funding LLC 5.21%, 12/1/49	100,000	105,316

Philip Morris International, Inc.
3.25%, 11/10/24	21,000	20,716
3.13%, 3/2/28(d)	100,000	91,975
2.10%, 5/1/30	275,000	221,694
1.75%, 11/1/30(d)	100,000	77,411
4.88%, 11/15/43	32,000	27,805

Phillips 66
3.85%, 4/9/25	25,000	24,793
3.90%, 3/15/28	11,000	10,583
4.65%, 11/15/34	50,000	48,334
5.88%, 5/1/42	90,000	96,593

Piedmont Natural Gas Co., Inc. 2.50%, 3/15/31	25,000	21,145

Plains All American Pipeline LP / PAA Finance Corp.
4.50%, 12/15/26	15,000	14,624
6.65%, 1/15/37	48,000	48,288

PNC Financial Services Group, Inc.
3.90%, 4/29/24	78,000	78,048
1.15%, 8/13/26	150,000	134,622
3.45%, 4/23/29	50,000	47,351
2.55%, 1/22/30	85,000	74,658

PPG Industries, Inc. 1.20%, 3/15/26	25,000	22,444

Principal Financial Group, Inc. 3.10%, 11/15/26	25,000	23,576

Procter & Gamble Co.
2.80%, 3/25/27	105,000	101,124
3.00%, 3/25/30	50,000	47,188

Progressive Corp.
3.00%, 3/15/32	25,000	22,527
3.95%, 3/26/50	25,000	22,142

Prologis LP
2.25%, 4/15/30	25,000	21,743
1.25%, 10/15/30	60,000	48,047
4.38%, 9/15/48	5,000	4,703

Prospect Capital Corp. 3.71%, 1/22/26	100,000	90,021

Prudential Financial, Inc.
5.70%, 12/14/36	5,000	5,398
6.63%, 12/1/37	44,000	51,085
4.60%, 5/15/44	5,000	4,791
5.38%, 5/15/45, (5.375% fixed rate until 5/15/25; 3-month U.S. dollar London Interbank Offered Rate + 3.031% thereafter)(c)(f)	5,000	4,921
5.70%, 9/15/48, (5.70% fixed rate until 9/15/28; 3-month U.S. dollar London Interbank Offered Rate + 2.665% thereafter)(c)(f)	5,000	4,923
3.94%, 12/7/49	70,000	60,851
4.35%, 2/25/50	20,000	18,490
6.00%, 9/1/52, (6.00% fixed rate until 6/1/32; 5-year Constant Maturity Treasury Rate + 3.234% thereafter)	100,000	99,035

Public Service Co. of Colorado 3.60%, 9/15/42	215,000	183,328

Public Service Electric and Gas Co.
3.00%, 5/15/27	19,000	18,255
3.95%, 5/1/42	30,000	27,059
3.60%, 12/1/47	325,000	274,391

Public Service Enterprise Group, Inc. 2.88%, 6/15/24	25,000	24,442

Public Storage 0.88%, 2/15/26	150,000	135,297

PVH Corp. 4.63%, 7/10/25	25,000	24,895

QUALCOMM, Inc.
2.90%, 5/20/24	22,000	21,676
1.65%, 5/20/32	5,000	4,021
4.65%, 5/20/35	100,000	101,049
3.25%, 5/20/50(d)	40,000	32,620
4.50%, 5/20/52	100,000	96,968

Quanta Services, Inc. 2.90%, 10/1/30	25,000	21,277

Raymond James Financial, Inc. 4.65%, 4/1/30	25,000	24,589

Raytheon Technologies Corp.
3.95%, 8/16/25	25,000	25,001
3.50%, 3/15/27	50,000	48,524
4.50%, 6/1/42	75,000	71,146
4.80%, 12/15/43	10,000	9,695
3.75%, 11/1/46	48,000	40,123

See Notes to Financial Statements.

WisdomTree Trust	77

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2022

Investments	Principal Amount	Value
4.35%, 4/15/47	$30,000	$27,338
4.05%, 5/4/47	210,000	184,735

Realty Income Corp.
4.60%, 2/6/24	133,000	133,978
3.00%, 1/15/27	5,000	4,720
3.95%, 8/15/27	5,000	4,892

Regeneron Pharmaceuticals, Inc. 2.80%, 9/15/50	80,000	53,870

Reliance Steel & Aluminum Co. 1.30%, 8/15/25	25,000	22,864

Rockwell Automation, Inc. 4.20%, 3/1/49	35,000	32,489

Roper Technologies, Inc.
2.35%, 9/15/24	15,000	14,488
3.80%, 12/15/26	30,000	29,401
1.40%, 9/15/27	25,000	21,432

RWJ Barnabas Health, Inc. 3.95%, 7/1/46	24,000	21,550

S&P Global, Inc.
2.45%, 3/1/27(e)	250,000	233,340
4.75%, 8/1/28(e)	350,000	358,827
2.90%, 3/1/32(e)	275,000	244,324

Sabine Pass Liquefaction LLC
5.88%, 6/30/26	25,000	25,740
5.00%, 3/15/27	25,000	24,944
4.20%, 3/15/28	75,000	71,593

Sabra Health Care LP
5.13%, 8/15/26	28,000	27,173
3.90%, 10/15/29	10,000	8,795

Salesforce, Inc. 3.70%, 4/11/28	25,000	24,759

San Diego Gas & Electric Co. 1.70%, 10/1/30, Series VVV	150,000	123,499

Santander Holdings USA, Inc. 4.40%, 7/13/27	88,000	84,817

Sempra Energy 3.25%, 6/15/27	46,000	43,587

Sherwin-Williams Co.
4.05%, 8/8/24	200,000	199,822
4.25%, 8/8/25	200,000	199,900
2.95%, 8/15/29	10,000	8,988
4.00%, 12/15/42	30,000	24,512
4.50%, 6/1/47	5,000	4,466
3.80%, 8/15/49	20,000	16,011

Shire Acquisitions Investments Ireland DAC
2.88%, 9/23/23	6,000	5,924
3.20%, 9/23/26	82,000	78,385

Simon Property Group LP
3.75%, 2/1/24	5,000	4,982
3.38%, 10/1/24	150,000	148,389
3.30%, 1/15/26	5,000	4,853
3.25%, 11/30/26	23,000	22,118
3.38%, 6/15/27	100,000	95,674
2.45%, 9/13/29	25,000	21,567

SITE Centers Corp. 4.70%, 6/1/27	68,000	65,793

Southern California Edison Co.
0.98%, 8/1/24, Series K	25,000	23,574
2.25%, 6/1/30	175,000	146,939
4.65%, 10/1/43	299,000	270,978
4.88%, 3/1/49, Series B	8,000	7,418
3.65%, 2/1/50	20,000	15,360

Southern California Gas Co. 4.13%, 6/1/48, Series UU	5,000	4,329

Southern Co.
0.60%, 2/26/24, Series 21-A	150,000	142,435
3.25%, 7/1/26	67,000	64,092

Southern Co. Gas Capital Corp. 4.40%, 6/1/43	21,000	18,221

Southern Power Co.
0.90%, 1/15/26	50,000	44,726
5.15%, 9/15/41	19,000	18,380

Southwest Airlines Co. 5.13%, 6/15/27	37,000	37,793

Southwest Gas Corp. 3.80%, 9/29/46	50,000	37,890

Southwestern Electric Power Co. 3.25%, 11/1/51	150,000	108,964

Spectra Energy Partners LP
4.75%, 3/15/24	18,000	18,098
3.50%, 3/15/25	5,000	4,892

Stanford Health Care 3.80%, 11/15/48, Series 2018	18,000	16,145

Stanley Black & Decker, Inc. 2.75%, 11/15/50	10,000	6,826

Starbucks Corp.
2.45%, 6/15/26	5,000	4,741
2.00%, 3/12/27	70,000	63,876
4.00%, 11/15/28	5,000	4,909
3.50%, 11/15/50(d)	50,000	38,564

State Street Corp.
2.35%, 11/1/25, (2.354% fixed rate until 11/1/24; Secured Overnight Financing Rate + 0.94% thereafter)(c)	50,000	48,295
4.14%, 12/3/29, (4.141% fixed rate until 12/3/28; 3-month U.S. dollar London Interbank Offered Rate + 1.03% thereafter)(c)(f)	50,000	48,948
2.40%, 1/24/30(d)	62,000	54,664
4.42%, 5/13/33, (4.421% fixed rate until 5/13/32; Secured Overnight Financing Rate + 1.605% thereafter)(c)	175,000	172,867

Steel Dynamics, Inc.
5.00%, 12/15/26	25,000	24,896
3.45%, 4/15/30	90,000	80,343

Stryker Corp. 3.38%, 5/15/24	5,000	4,956

Sutter Health 3.16%, 8/15/40, Series 20A	95,000	73,450

SVB Financial Group 1.80%, 2/2/31	185,000	139,681

Synchrony Financial
3.70%, 8/4/26	5,000	4,693
5.15%, 3/19/29	240,000	228,516

See Notes to Financial Statements.

78	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2022

Investments	Principal Amount	Value

Sysco Corp.
3.30%, 7/15/26	$73,000	$70,721
6.60%, 4/1/50	25,000	29,394

T-Mobile USA, Inc.
3.50%, 4/15/25	90,000	87,956
3.75%, 4/15/27	20,000	19,191
5.38%, 4/15/27	150,000	150,559
3.38%, 4/15/29	150,000	135,087
4.50%, 4/15/50	145,000	126,620
3.30%, 2/15/51	25,000	17,945
3.40%, 10/15/52	150,000	108,871
3.60%, 11/15/60	25,000	18,042

Tampa Electric Co.
4.30%, 6/15/48	18,000	16,358
4.45%, 6/15/49	115,000	106,880

Tapestry, Inc. 4.13%, 7/15/27	14,000	13,423

Target Corp.
2.50%, 4/15/26(d)	435,000	417,496
4.00%, 7/1/42	35,000	32,432

Teledyne FLIR LLC 2.50%, 8/1/30	25,000	20,589

Texas Instruments, Inc.
2.90%, 11/3/27	27,000	25,762
4.15%, 5/15/48	164,000	157,025

Time Warner Cable LLC
6.75%, 6/15/39	80,500	78,719
5.50%, 9/1/41	7,000	6,060
4.50%, 9/15/42	157,000	119,075

TJX Cos., Inc. 3.88%, 4/15/30	25,000	24,343

Toll Brothers Finance Corp. 4.88%, 3/15/27	50,000	48,199

Toyota Motor Credit Corp.
0.45%, 1/11/24	32,000	30,650
2.90%, 4/17/24	5,000	4,939
3.05%, 1/11/28	15,000	14,327
2.15%, 2/13/30	50,000	43,393
1.65%, 1/10/31	30,000	24,509

Trane Technologies Global Holding Co. Ltd. 3.75%, 8/21/28	45,000	43,264

Trane Technologies Luxembourg Finance SA 3.55%, 11/1/24	50,000	49,327

Transcontinental Gas Pipe Line Co. LLC 4.45%, 8/1/42	15,000	13,561

Travelers Cos., Inc.
6.25%, 6/15/37	30,000	35,154
3.75%, 5/15/46	25,000	21,464
4.00%, 5/30/47	48,000	43,072
2.55%, 4/27/50	20,000	13,979

Trinity Health Corp. 2.63%, 12/1/40, Series 2021	40,000	29,762

Truist Bank 4.05%, 11/3/25	25,000	25,015

Truist Financial Corp.
2.85%, 10/26/24	251,000	246,685
1.13%, 8/3/27(d)	56,000	48,101
3.88%, 3/19/29	65,000	61,628

Tucson Electric Power Co. 1.50%, 8/1/30	100,000	79,862

TWDC Enterprises 18 Corp.
3.00%, 2/13/26	15,000	14,534
2.95%, 6/15/27(d)	23,000	22,095
4.38%, 8/16/41	10,000	9,536
3.70%, 12/1/42	5,000	4,295
3.00%, 7/30/46	48,000	36,683

Tyson Foods, Inc. 4.88%, 8/15/34	50,000	49,786

U.S. Bancorp
3.70%, 1/30/24	50,000	50,076
3.60%, 9/11/24	25,000	24,901
1.45%, 5/12/25	25,000	23,450
2.38%, 7/22/26, Series V	325,000	306,592
3.90%, 4/26/28	103,000	101,267
1.38%, 7/22/30	11,000	8,806

UDR, Inc. 2.10%, 8/1/32	25,000	19,409

Union Electric Co. 2.95%, 6/15/27	18,000	17,110

Union Pacific Corp.
3.75%, 7/15/25	5,000	4,992
3.25%, 8/15/25	5,000	4,924
2.75%, 3/1/26	5,000	4,804
4.00%, 4/15/47	19,000	16,950
3.84%, 3/20/60	408,000	343,769
3.75%, 2/5/70	25,000	20,022
3.80%, 4/6/71	5,000	4,031

United Airlines Pass-Through Trust 4.30%, 2/15/27, Series 2013-1, Class A	15,078	14,268

United Parcel Service, Inc.
2.40%, 11/15/26	5,000	4,753
3.05%, 11/15/27	28,000	27,212
6.20%, 1/15/38	15,000	17,647
3.40%, 11/15/46	5,000	4,179

UnitedHealth Group, Inc.
3.70%, 12/15/25	90,000	89,556
3.10%, 3/15/26	34,000	33,257
3.88%, 12/15/28	18,000	17,702
2.30%, 5/15/31	25,000	21,477
4.20%, 5/15/32	100,000	99,269
5.80%, 3/15/36	25,000	27,568
5.95%, 2/15/41	274,000	308,055
3.95%, 10/15/42	5,000	4,497
4.75%, 7/15/45	100,000	99,029
3.75%, 10/15/47	15,000	12,932
4.45%, 12/15/48	25,000	23,843

University of Southern California
3.03%, 10/1/39	24,000	20,370
3.84%, 10/1/47, Series 2017	420,000	384,002

Unum Group 4.50%, 12/15/49	50,000	39,078

Utah Acquisition Sub, Inc. 3.95%, 6/15/26	40,000	37,611

Ventas Realty LP
4.75%, 11/15/30(d)	14,000	13,602
4.38%, 2/1/45	24,000	20,440

See Notes to Financial Statements.

WisdomTree Trust	79

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2022

Investments	Principal Amount	Value

VeriSign, Inc. 4.75%, 7/15/27	$50,000	$49,460

Verisk Analytics, Inc. 4.13%, 3/15/29	347,000	332,006

Verizon Communications, Inc.
0.75%, 3/22/24(d)	20,000	19,093
3.38%, 2/15/25	10,000	9,870
0.85%, 11/20/25	10,000	9,019
4.33%, 9/21/28	25,000	24,669
4.02%, 12/3/29	20,000	19,199
1.68%, 10/30/30	76,000	60,444
2.65%, 11/20/40	70,000	50,604
3.40%, 3/22/41	325,000	262,067
2.88%, 11/20/50	85,000	58,562
3.00%, 11/20/60	15,000	10,016
3.70%, 3/22/61	107,000	82,667

Viatris, Inc.
2.70%, 6/22/30	10,000	7,893
3.85%, 6/22/40	30,000	20,876
4.00%, 6/22/50	60,000	38,876

Virginia Electric and Power Co. 8.88%, 11/15/38	15,000	21,065

Visa, Inc.
3.15%, 12/14/25	25,000	24,483
1.90%, 4/15/27	34,000	31,394
2.75%, 9/15/27	138,000	131,609
3.65%, 9/15/47	65,000	57,689
2.00%, 8/15/50	25,000	16,391

VMware, Inc.
1.00%, 8/15/24	103,000	96,608
4.50%, 5/15/25	25,000	24,999

Vulcan Materials Co.
4.50%, 4/1/25	18,000	18,072
3.50%, 6/1/30	31,000	28,026

W.R. Berkley Corp. 3.15%, 9/30/61	25,000	16,882

Wachovia Corp. 5.50%, 8/1/35	5,000	5,073

Walgreens Boots Alliance, Inc. 3.80%, 11/18/24	253,000	251,624

Walmart, Inc.
3.55%, 6/26/25	69,000	69,028
3.70%, 6/26/28	15,000	14,804
2.38%, 9/24/29	25,000	22,519
5.25%, 9/1/35	50,000	55,237
4.05%, 6/29/48	40,000	38,430

Walt Disney Co.
3.35%, 3/24/25(d)	50,000	49,311
2.20%, 1/13/28(d)	75,000	68,285
2.65%, 1/13/31	115,000	102,048
6.40%, 12/15/35(d)	4,000	4,618
6.65%, 11/15/37	20,000	23,912
3.50%, 5/13/40	60,000	51,323
4.75%, 9/15/44	20,000	19,652
4.95%, 10/15/45	5,000	4,990
3.80%, 5/13/60	15,000	12,635

Washington University 3.52%, 4/15/54, Series 2022	74,000	63,692

Wells Fargo & Co.
3.00%, 4/22/26	475,000	452,086
3.20%, 6/17/27, (3.196% fixed rate until 6/17/26; 3-month U.S. dollar London Interbank Offered Rate + 1.17% thereafter)(c)(f)	25,000	23,563
3.58%, 5/22/28, (3.584% fixed rate until 5/22/27; 3-month U.S. dollar London Interbank Offered Rate + 1.31% thereafter)(c)(f)	114,000	107,627
2.39%, 6/2/28, (2.393% fixed rate until 6/2/27; Secured Overnight Financing Rate + 2.10% thereafter)(c)	165,000	147,771
4.15%, 1/24/29	10,000	9,700
4.48%, 4/4/31, (4.478% fixed rate until 4/4/30; Secured Overnight Financing Rate + 4.032% thereafter)(c)	25,000	24,069
3.07%, 4/30/41, (3.068% fixed rate until 4/30/40; Secured Overnight Financing Rate + 2.53% thereafter)(c)	40,000	30,809
5.38%, 11/2/43	47,000	46,892
3.90%, 5/1/45	50,000	42,205
4.75%, 12/7/46	96,000	87,914
5.01%, 4/4/51, (5.013% fixed rate until 4/4/50; Secured Overnight Financing Rate + 4.502% thereafter)(c)	305,000	301,871

Welltower, Inc.
4.00%, 6/1/25	83,000	82,076
4.25%, 4/1/26	23,000	22,809
4.25%, 4/15/28	15,000	14,627
2.75%, 1/15/31	25,000	21,023

Western Digital Corp.
4.75%, 2/15/26	50,000	48,229
2.85%, 2/1/29	25,000	20,404

Western Union Co. 2.75%, 3/15/31	300,000	240,036

Westinghouse Air Brake Technologies Corp.
4.40%, 3/15/24	100,000	99,630
3.45%, 11/15/26	50,000	47,289

Westlake Corp. 5.00%, 8/15/46	10,000	9,356

WestRock MWV LLC 7.95%, 2/15/31	14,000	16,409

Weyerhaeuser Co. 4.00%, 11/15/29	100,000	94,771

Whirlpool Corp.
4.50%, 6/1/46	85,000	70,965
4.60%, 5/15/50	100,000	83,739

Williams Cos., Inc.
3.75%, 6/15/27	10,000	9,659
7.50%, 1/15/31, Series A	50,000	56,781
6.30%, 4/15/40	10,000	10,694
5.75%, 6/24/44	50,000	50,553

Willis-Knighton Medical Center 4.81%, 9/1/48, Series 2018	20,000	19,512

Wisconsin Public Service Corp. 3.67%, 12/1/42	38,000	31,998

See Notes to Financial Statements.

80	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2022

Investments	Principal Amount	Value

WRKCo, Inc.
3.75%, 3/15/25	$45,000	$44,298
4.65%, 3/15/26	125,000	125,934
3.90%, 6/1/28	50,000	48,112

WW Grainger, Inc. 3.75%, 5/15/46	85,000	72,645

Wyeth LLC 5.95%, 4/1/37	10,000	11,360

Xilinx, Inc.
2.95%, 6/1/24	73,000	72,307
2.38%, 6/1/30	25,000	21,881

Xylem, Inc. 3.25%, 11/1/26	5,000	4,785

Total United States		77,959,699
TOTAL CORPORATE BONDS (Cost: $99,039,432)		88,964,361

FOREIGN GOVERNMENT AGENCIES – 0.7%

Canada – 0.1%

Province of Alberta Canada
1.88%, 11/13/24	149,000	143,533
3.30%, 3/15/28	95,000	92,739
1.30%, 7/22/30	75,000	62,752

Province of British Columbia Canada 2.25%, 6/2/26	25,000	23,703

Province of New Brunswick Canada 3.63%, 2/24/28	20,000	19,913

Province of Ontario Canada 3.20%, 5/16/24	110,000	109,144

Province of Quebec Canada
2.88%, 10/16/24, Series QO	55,000	54,172
1.50%, 2/11/25, Series QX	20,000	19,020
2.50%, 4/20/26	50,000	47,861
7.50%, 9/15/29, Series PD	31,000	38,035

Total Canada		610,872

Germany – 0.5%

Kreditanstalt fuer Wiederaufbau
2.63%, 2/28/24	550,000	542,630
2.50%, 11/20/24	38,000	37,154
0.63%, 1/22/26	450,000	408,182
2.88%, 4/3/28	40,000	38,798
5.48%, 4/18/36(a)	50,000	31,039
5.78%, 6/29/37(a)	50,000	29,775

Landwirtschaftliche Rentenbank
1.75%, 7/27/26	490,000	458,135
2.50%, 11/15/27, Series 37(d)	125,000	118,996
0.88%, 9/3/30	230,000	189,614

Total Germany		1,854,323

South Korea – 0.1%

Korea Development Bank 3.00%, 1/13/26	200,000	194,558

Sweden – 0.0%

Svensk Exportkredit AB 3.26%, 5/11/37, Series MTN(a)	50,000	27,647
TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $2,845,034)		2,687,400

FOREIGN GOVERNMENT OBLIGATIONS – 0.9%

Chile – 0.0%

Chile Government International Bond 3.50%, 1/25/50	150,000	110,435

Hungary – 0.0%

Hungary Government International Bond 5.38%, 3/25/24	18,000	18,092

Indonesia – 0.0%

Indonesia Government International Bond 3.50%, 2/14/50	165,000	131,248

Italy – 0.2%

Republic of Italy Government International Bond 5.38%, 6/15/33	536,000	540,722

Mexico – 0.1%

Mexico Government International Bond
6.75%, 9/27/34, Series MTNA	25,000	27,665
4.28%, 8/14/41	150,000	120,991
5.75%, 10/12/2110, Series GMTN	368,000	316,458

Total Mexico		465,114

Panama – 0.2%

Panama Government International Bond
7.13%, 1/29/26	200,000	218,506
8.88%, 9/30/27	433,000	514,404
6.70%, 1/26/36	50,000	53,981

Total Panama		786,891

Peru – 0.2%

Peruvian Government International Bond
4.13%, 8/25/27	269,000	264,333
2.78%, 1/23/31	50,000	42,759
8.75%, 11/21/33	25,000	32,296
3.00%, 1/15/34	150,000	122,620
5.63%, 11/18/50	50,000	52,238
3.23%, 7/28/2121	50,000	31,317

Total Peru		545,563

Philippines – 0.1%

Philippine Government International Bond
7.75%, 1/14/31	100,000	123,335
3.95%, 1/20/40	200,000	182,662

Total Philippines		305,997

Poland – 0.0%

Republic of Poland Government International Bond 3.25%, 4/6/26	72,000	70,973

Uruguay – 0.1%

Uruguay Government International Bond
5.10%, 6/18/50	53,000	54,145
4.98%, 4/20/55	324,000	326,572

Total Uruguay		380,717
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $3,835,655)		3,355,752

See Notes to Financial Statements.

WisdomTree Trust	81

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2022

Investments	Principal Amount	Value

SUPRANATIONAL BONDS – 1.5%

Asian Development Bank
2.63%, 1/30/24	$25,000	$24,686
1.63%, 3/15/24	300,000	291,426
1.50%, 10/18/24	635,000	608,755
2.00%, 1/22/25	5,000	4,821
0.63%, 4/29/25	200,000	185,154
0.50%, 2/4/26	125,000	112,716
2.50%, 11/2/27	20,000	19,064

Asian Infrastructure Investment Bank 2.25%, 5/16/24	500,000	488,405

European Investment Bank
3.25%, 1/29/24	14,000	13,944
1.88%, 2/10/25	25,000	24,019
0.38%, 12/15/25(d)	15,000	13,522
0.38%, 3/26/26	50,000	44,743
2.13%, 4/13/26	25,000	23,834
2.38%, 5/24/27(d)	159,000	151,751
4.88%, 2/15/36	25,000	28,641

Inter-American Development Bank
1.75%, 3/14/25	140,000	133,783
0.63%, 7/15/25	575,000	528,534
2.00%, 7/23/26	25,000	23,609
2.38%, 7/7/27	25,000	23,779
0.63%, 9/16/27	25,000	21,720
3.20%, 8/7/42	25,000	22,807

International Bank for Reconstruction & Development
2.50%, 11/25/24, Series GDIF	214,000	209,303
2.13%, 3/3/25, Series GDIF	50,000	48,299
0.63%, 4/22/25	700,000	648,851
2.50%, 7/29/25, Series GDIF	734,000	711,877
0.50%, 10/28/25	35,000	31,806
3.13%, 6/15/27	200,000	197,104
2.50%, 11/22/27, Series GDIF	154,000	146,868
1.38%, 4/20/28, Series GDIF	25,000	22,309
0.88%, 5/14/30	118,000	98,017

International Finance Corp. 1.38%, 10/16/24	385,000	368,279
TOTAL SUPRANATIONAL BONDS (Cost: $5,542,192)		5,272,426

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.9%

United States – 1.9%

Bank
2.85%, 10/17/52, Series 2019-BN21, Class A5	75,000	67,798
3.18%, 2/15/55, Series 2022-BNK39, Class AS	113,000	97,941
3.44%, 9/15/60, Series 2017-BNK7, Class A5	105,000	100,344
2.40%, 1/15/63, Series 2020-BN25, Class A4	150,000	130,936
2.14%, 3/15/63, Series 2020-BN28, Class AS	100,000	80,252

Bank of America Merrill Lynch Commercial Mortgage Trust
3.17%, 7/15/49, Series 2016-UB10, Class A4	100,000	95,363

Barclays Commercial Mortgage Trust
2.99%, 11/15/52, Series 2019-C5, Class ASB	200,000	187,128

Benchmark Mortgage Trust
2.91%, 9/15/43, Series 2020-IG1, Class AS^(c)	60,000	51,319
3.96%, 1/15/52, Series 2018-B8, Class A4	200,000	195,069
4.02%, 3/15/52, Series 2019-B9, Class A5	60,000	58,500
1.95%, 3/15/54, Series 2021-B24, Class A2	200,000	181,359
1.98%, 8/15/54, Series 2021-B28, Class ASB	150,000	128,166
3.79%, 4/15/55, Series 2022-B34, Class A5^(c)	50,000	47,353

Citigroup Commercial Mortgage Trust
3.35%, 2/10/49, Series 2016-GC36, Class A4	500,000	483,604

Commercial Mortgage Trust
3.60%, 5/10/47, Series 2014-CR17, Class ASB	17,204	17,071
3.98%, 5/10/47, Series 2014-CR17, Class A5	200,000	198,089
3.21%, 3/10/48, Series 2015-CR22, Class A3	38,934	38,934
3.63%, 10/10/48, Series 2015-CR26, Class A4	250,000	243,124

CSAIL Commercial Mortgage Trust
4.10%, 4/15/51, Series 2018-CX11, Class A3	84,514	83,688

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.81%, 1/25/25, Series K044, Class A2	70,965	69,309
2.48%, 3/25/25, Series K049, Class A1	5,065	4,983
3.75%, 8/25/25, Series K733, Class A2	100,000	99,453
3.00%, 12/25/25, Series K053, Class A2	200,000	194,766
2.67%, 3/25/26, Series K055, Class A2	80,000	76,989
2.62%, 8/25/26, Series K057, Class AM	100,000	95,332
3.43%, 1/25/27, Series K063, Class A2^(c)	70,000	68,946
3.19%, 9/25/27, Series K069, Class A2^(c)	340,000	331,143
3.25%, 11/25/27, Series K072, Class A1	303,700	299,165
3.69%, 1/25/29, Series K088, Class A2	115,000	114,196
2.52%, 10/25/29, Series K101, Class A2	50,000	46,068
1.85%, 7/25/31, Series K131, Class A2	400,000	342,316
2.13%, 11/25/31, Series K136, Class A2	100,000	87,202
2.35%, 11/25/31, Series K137, Class A2^(c)	155,000	137,711
3.99%, 8/25/33, Series K157, Class A3^(c)	70,000	69,734
1.24%, 1/25/35, Series K1516, Class A1	290,040	237,421

Federal National Mortgage Association Alternative Credit Enhancement Securities
3.34%, 7/25/23, Series 2014-M1, Class A2^(c)	32,364	32,267
2.49%, 5/25/26, Series 2016-M6, Class A2	50,823	48,568
2.55%, 12/25/26, Series 2017-M3, Class A2^(c)	34,626	32,858
3.16%, 3/25/28, Series 2018-M4, Class A2^(c)	22,616	21,851

See Notes to Financial Statements.

82	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2022

Investments	Principal Amount	Value
3.67%, 9/25/28, Series 2019-M1, Class A2^(c)	$91,760	$90,545
2.44%, 10/25/29, Series 2020-M1, Class A2	400,000	365,787
1.78%, 5/25/30, Series 2020-M14, Class A2	125,000	108,128
1.27%, 7/25/30, Series 2020-M42, Class A2	150,000	123,393
3.61%, 2/25/31, Series 2019-M4, Class A2	250,000	245,225

GS Mortgage Securities Trust
3.00%, 9/1/52, Series 2019-GC42, Class A4	50,000	45,457
2.66%, 2/13/53, Series 2020-GC45, Class A4	100,000	88,540

JPMBB Commercial Mortgage Securities Trust
4.08%, 2/15/47, Series 2014-C18, Class A5	50,000	49,617

Morgan Stanley Bank of America Merrill Lynch Trust
3.60%, 5/15/50, Series 2017-C33, Class A5	250,000	240,464

Morgan Stanley Capital I Trust
3.52%, 7/15/52, Series 2019-H7, Class AS	100,000	89,455
2.44%, 6/15/54, Series 2021-L6, Class A4^(c)	100,000	84,976
2.57%, 10/15/54, Series 2021-L7, Class A5	100,000	85,678

UBS Commercial Mortgage Trust
4.30%, 8/15/51, Series 2018-C12, Class A5	50,000	49,217
4.08%, 12/15/51, Series 2018-C15, Class A3	40,037	38,949

Wells Fargo Commercial Mortgage Trust
3.79%, 9/15/48, Series 2015-SG1, Class A4	97,058	94,488
3.64%, 3/15/50, Series 2017-RB1, Class A5	68,000	65,505
2.40%, 7/15/53, Series 2020-C58, Class AS	100,000	81,972
2.63%, 4/15/54, Series 2021-C59, Class A5	100,000	86,557

WFRBS Commercial Mortgage Trust

4.02%, 12/15/46, Series 2013-C17, Class A4	100,000	99,387
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost: $7,696,561)		7,029,656

MUNICIPAL BONDS – 0.6%

United States – 0.6%

Bay Area Toll Authority 7.04%, 4/1/50, Series S1-SUB	25,000	33,587

Chicago Transit Authority Sales & Transfer Tax Receipts Revenue 6.90%, 12/1/40, Series B	50,000	59,174

City of Houston, TX 3.96%, 3/1/47	100,000	93,611

City of Los Angeles Department of Airports Customer Facilities Charge Revenue 4.24%, 5/15/48, Series A	200,000	181,887

Commonwealth of Massachusetts 4.11%, 7/15/31, Series B	150,000	148,464

Dallas Fort Worth International Airport
4.09%, 11/1/51, Series A	100,000	92,584
4.51%, 11/1/51, Series A	100,000	96,047

Louisiana Local Government Environmental Facilities & Community Development Authority 3.62%, 2/1/29, Series A	100,000	98,861

New Jersey Transportation Trust Fund Authority 5.75%, 12/15/28, Series C	45,000	46,513

New York City Water & Sewer System 5.44%, 6/15/43, Series AA	100,000	112,687

Oklahoma Development Finance Authority 3.88%, 5/1/37	200,000	196,289

Port Authority of New York & New Jersey
5.65%, 11/1/40	100,000	111,788
4.81%, 10/15/65, Series 192	25,000	25,744

Port of Morrow, OR 2.54%, 9/1/40, Series 1	20,000	15,374

Sales Tax Securitization Corp. 3.82%, 1/1/48, Series B	150,000	130,894

State of California 7.55%, 4/1/39	190,000	252,946

State of Mississippi 5.25%, 11/1/34, Series F	75,000	81,376

Texas Transportation Commission 2.56%, 4/1/42	20,000	15,770

Texas Transportation Commission State Highway Fund
5.18%, 4/1/30, Series B-BUILD	50,000	52,789
4.00%, 10/1/33	20,000	19,654

University of California 3.35%, 7/1/29, Series BD	10,000	9,491

University of Michigan
3.60%, 4/1/47, Series C	100,000	91,351
3.50%, 4/1/52, Series A	100,000	86,637
4.45%, 4/1/2122, Series A	100,000	89,860
TOTAL MUNICIPAL BONDS (Cost: $2,408,940)		2,143,378

ASSET-BACKED SECURITIES – 0.4%

United States – 0.4%

American Express Credit Account Master Trust
0.90%, 11/15/26, Series 2021-1, Class A	265,000	248,547
2.21%, 3/15/27, Series 2022-1, Class A	100,000	95,987

CarMax Auto Owner Trust
0.55%, 6/15/26, Series 2021-3, Class A3	150,000	143,880

Citibank Credit Card Issuance Trust
3.96%, 10/13/30, Series 2018-A7, Class A7	100,000	99,696

Discover Card Execution Note Trust
0.58%, 9/15/26, Series 2021-A1, Class A1	55,000	51,348

Ford Credit Auto Owner Trust
1.04%, 8/15/24, Series 2020-A, Class A3	22,646	22,433

See Notes to Financial Statements.

WisdomTree Trust	83

Schedule of Investments (continued)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2022

Investments	Principal Amount	Value

GM Financial Consumer Automobile Receivables Trust
1.49%, 12/16/24, Series 2020-2, Class A3	$21,977	$21,771

Honda Auto Receivables Owner Trust
1.83%, 1/18/24, Series 2019-4, Class A3	13,550	13,487
0.82%, 7/15/24, Series 2020-2, Class A3	12,751	12,588
1.88%, 5/15/26, Series 2022-1, Class A3	222,000	213,628

Volkswagen Auto Loan Enhanced Trust
1.26%, 10/20/28, Series 2021-1, Class A4	100,000	93,374

World Omni Auto Receivables Trust 0.82%, 1/15/26, Series 2020-B, Class A4	500,000	475,821
TOTAL ASSET-BACKED SECURITIES (Cost: $1,542,074)		1,492,560

REPURCHASE AGREEMENT – 1.6%

United States – 1.6%

Citigroup, Inc., tri-party repurchase agreement dated 8/31/22 (tri-party custodian: The Bank of New York Mellon Corp.), 2.30% due 9/1/22; Proceeds at maturity – $5,840,373 (fully collateralized by Ginnie Mae II Single Family, 2.00% – 3.50% due 3/20/52; Market value including accrued interest – $6,132,298)

(Cost: $5,840,000)	5,840,000	5,840,000
Investments	Shares	Value

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.6%

United States – 0.6%

State Street Navigator Securities Lending Government Money Market Portfolio, 2.34%(g)
(Cost: $2,230,448)	2,230,448	2,230,448

TOTAL INVESTMENTS IN SECURITIES – 101.2% (Cost: $396,651,825)		370,786,617

Other Assets less Liabilities – (1.2)%		(4,418,621)

NET ASSETS – 100.0%		$366,367,996
^	Variable coupon rate based on weighted average interest rate of underlying mortgage.

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield as of August 31, 2022.

(b)	To-be-announced (“TBA”) security (See Note 2). TBA securities are non-income producing.

(c)	Rate shown reflects the accrual rate as of August 31, 2022 on securities with variable or step rates.

(d)

Security, or portion thereof, was on loan at August 31, 2022 (See Note 2). At August 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $3,014,753 and the total market value of the collateral held by the Fund was $3,115,317. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $884,869.

(e)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(f)

The London Interbank Offered Rate (“LIBOR”) is being phased out completely by June 30, 2023. There remains uncertainty regarding the nature of any replacement rate and the impact of a transition away from LIBOR on the Fund’s investments.

(g)	Rate shown represents annualized 7-day yield as of August 31, 2022.

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS (EXCHANGE-TRADED)

Short Exposure	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
2 Year U.S. Treasury Note	331	12/30/22	$(68,956,610)	$98,343
5 Year U.S. Treasury Note	1,941	12/30/22	(215,102,227)	713,663
U.S. Treasury Ultra Long Term Bond	224	12/20/22	(33,488,000)	(359,633)
Ultra 10 Year U.S. Treasury Note	604	12/20/22	(75,613,250)	158,313
			$(393,160,087)	$610,686

See Notes to Financial Statements.

84	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (AGZD)

August 31, 2022

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Government Agencies	$—	$105,114,555	$—	$105,114,555
U.S. Government Obligations	—	146,656,081	—	146,656,081
Corporate Bonds	—	88,964,361	—	88,964,361
Foreign Government Agencies	—	2,687,400	—	2,687,400
Foreign Government Obligations	—	3,355,752	—	3,355,752
Supranational Bonds	—	5,272,426	—	5,272,426
Commercial Mortgage-Backed Securities	—	7,029,656	—	7,029,656
Municipal Bonds	—	2,143,378	—	2,143,378
Asset-Backed Securities	—	1,492,560	—	1,492,560
Repurchase Agreement	—	5,840,000	—	5,840,000
Investment of Cash Collateral for Securities Loaned	—	2,230,448	—	2,230,448
Total Investments in Securities	$—	$370,786,617	$—	$370,786,617
Financial Derivative Instruments
Futures Contracts[1]	$970,319	$—	$—	$970,319
Liabilities:
Financial Derivative Instruments
Futures Contracts[1]	$(359,633)	$—	$—	$(359,633)
Total – Net	$610,686	$370,786,617	$—	$371,397,303
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	85

Schedule of Investments

WisdomTree Mortgage Plus Bond Fund (MTGP)

August 31, 2022

Investments	Principal Amount	Value

ASSET-BACKED SECURITIES – 0.7%

United States – 0.7%

Navient Private Education Refi Loan Trust 3.90%, 1/15/43, Series 2019-A, Class B(a)	$284,000	$270,295

COLLATERALIZED LOAN OBLIGATIONS – 5.0%

Cayman Islands – 4.3%

Apidos CLO XXXVI
4.71%, 7/20/34, Series 2021-36A, Class C, (3-month U.S. dollar London Interbank Offered Rate + 2.00%)(a)(b)(c)	350,000	330,076

Ares XLVII CLO Ltd.
4.26%, 4/15/30, Series 2018-47A, Class C, (3-month U.S. dollar London Interbank Offered Rate + 1.75%)(a)(b)(c)	400,000	379,563

LCM 28 Ltd.
4.86%, 10/20/30, Series 28A, Class C, (3-month U.S. dollar London Interbank Offered Rate + 2.15%)(a)(b)(c)	400,000	375,972

Neuberger Berman Loan Advisers CLO 32 Ltd.
4.44%, 1/20/32, Series 2019-32A, Class CR, (3-month U.S. dollar London Interbank Offered Rate + 1.70%)(a)(b)(c)	500,000	472,201

Total Cayman Islands		1,557,812

Morocco – 0.7%
OCP CLO Ltd. 3.85%, 4/26/31, Series 2014-5A, Class A1R, (3-month U.S. dollar London Interbank Offered Rate + 1.08%)(a)(b)(c)	250,000	246,143
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost: $1,864,500)		1,803,955

COLLATERALIZED MORTGAGE OBLIGATIONS – 46.5%

Federal Home Loan Mortgage Corp. REMIC 7.40%, 5/15/23, Series 1517, Class J	1,814	1,822
4.50%, 7/15/25, Series 3000, Class BC	14,503	14,482
4.00%, 5/15/28, Series 4669, Class EV	227,855	223,040
6.00%, 7/15/29, Series 2175, Class TH	37,919	39,389
6.00%, 5/15/32, Series 2448, Class ZQ	47,230	49,166
3.00%, 8/15/32, Series 4092, Class AY	200,000	191,806
6.00%, 8/15/32, Series 2485, Class WG	18,022	18,994
5.00%, 11/15/32, Series 2519, Class NU	694,612	708,988
5.50%, 11/15/32, Series 2519, Class ZD	26,678	27,613
5.50%, 11/15/32, Series 2520, Class PH	119,439	125,117
2.50%, 1/15/33, Series 4332, Class CU	33,512	33,069
2.84%, 6/15/34, Series 2812, Class MF^(c)	156,166	156,163
5.50%, 9/15/34, Series 2861, Class Z	15,758	16,455
5.00%, 11/15/34, Series 2893, Class PE	37,001	38,075
6.00%, 11/15/36, Series 3244, Class LZ	250	260
2.70%, 3/15/37, Series 3284, Class LF^(c)	443,247	440,001
5.00%, 1/15/40, Series 3626, Class ME	373,329	388,770
5.00%, 4/15/40, Series 3658, Class CZ, PIK	388,578	408,383
4.50%, 9/15/40, Series 3726, Class QZ, PIK	290,688	296,256
4.00%, 1/15/41, Series 4179, Class AZ	457,245	453,461
3.50%, 5/15/41, Series 4229, Class MA	59,080	58,587
3.00%, 12/15/41, Series 4273, Class GM	62,280	60,700
4.00%, 5/15/42, Series 4048, Class CE	150,000	148,377
4.50%, 9/15/42, Series 4671, Class JM	41,925	41,862
3.00%, 11/15/42, Series 4136 ZG, Class ZG, PIK	401,785	375,815
3.00%, 5/15/43, Series 4322, Class DJ	65,938	64,771
3.00%, 6/15/44, Series 4483, Class CA	188,377	183,386
2.25%, 8/15/44, Series 4406, Class AC	66,418	62,196
3.50%, 9/15/46, Series 4774, Class LP	143,527	141,735
3.50%, 12/25/46, Series 2017-SC01, Class 2A	280,643	269,127
3.00%, 4/25/49, Series 4908, Class BD	294,595	278,666

Federal Home Loan Mortgage Corp. STRIPS 3.00%, 9/15/42, Series 280, Class 30	312,055	296,902

Federal National Mortgage Association REMIC 6.68%, 1/25/23, Series G93-1, Class K	132	132
6.00%, 8/25/23, Series 1996-8, Class C	910	912
6.50%, 9/25/23, Series 1993-169, Class L	4,920	4,964
3.50%, 8/25/26, Series 2011-80, Class HE	164,000	163,214
2.00%, 11/25/30, Series 2015-93, Class AD	143,165	138,443
6.50%, 10/25/31, Series 2001-52, Class YZ	14,892	15,964
3.00%, 6/25/33, Series 2014-36, Class QA	47,793	46,901
4.00%, 8/25/33, Series 2014-58, Class VM	100,000	99,484
4.50%, 10/25/34, Series 2004-75, Class ZG	6,106	6,209
2.69%, 5/25/35, Series 2005-40, Class FB^(c)	78,483	78,154
4.75%, 8/25/35, Series 2005-80, Class SZ, PIK	111,936	112,503
6.00%, 7/25/36, Series 2006-62, Class PZ, PIK	139,474	168,277
4.50%, 10/25/36, Series 2009-19, Class PW	32,611	32,961
2.69%, 12/25/36, Series 2006-120, Class PF^(c)	69,815	69,492
5.50%, 2/25/37, Series 2007-6, Class PA	8,158	8,238
4.25%, 4/25/37, Series 2007-30, Class ZM, PIK	263,494	265,684
5.00%, 4/25/37, Series 2007-26, Class JZ	204,295	209,819
5.00%, 3/25/38, Series 2008-16, Class EA	6,463	6,629
6.00%, 8/25/39, Series 2009-62, Class Z, PIK	282,050	297,758
5.00%, 11/25/39, Series 2009-89, Class PH	118,000	121,303
5.00%, 7/25/40, Series 2010-80, Class PZ, PIK	275,257	284,510
5.00%, 9/25/40, Series 2010-102, Class PN	143,111	146,499
1.75%, 11/25/40, Series 2012-51, Class GU	400,000	388,051
3.00%, 2/25/41, Series 2011-134, Class NJ	60,468	58,874
2.50%, 5/25/41, Series 2012-131, Class DZ, PIK	13,690	12,304
5.00%, 6/25/41, Series 2011-52, Class GB	144,013	148,683
2.50%, 9/25/41, Series 2011-127, Class JC	8,416	8,262
5.25%, 9/25/41, Series 2011-84, Class PZ, PIK	355,867	369,988
3.00%, 3/25/42, Series 2016-21, Class BA	36,120	35,884
1.75%, 6/25/42, Series 2013-37, Class JA	144,181	138,121
2.50%, 11/25/42, Series 2012-152, Class TB	231,000	198,915
3.00%, 2/25/43, Series 2013-1, Class JZ, PIK	77,089	67,540
3.00%, 3/25/44, Series 2015-42, Class CA	199,282	193,854
3.00%, 4/25/45, Series 2015-23, Class HZ, PIK	499,540	461,904
3.00%, 3/25/46, Series 2016-9, Class D	155,283	147,632
3.00%, 4/25/46, Series 2018-3, Class PA	149,528	144,814
2.50%, 9/25/46, Series 2016-63, Class CA	33,329	29,117

Government National Mortgage Association 5.00%, 7/16/33, Series 2003-60, Class ZG, PIK	127,697	128,654
5.00%, 4/20/34, Series 2004-31, Class ZB	183,816	187,682
5.00%, 6/20/35, Series 2005-46, Class YX	154,880	161,530
5.50%, 4/20/37, Series 2007-24, Class PC	49,819	50,474
5.50%, 5/20/38, Series 2008-42, Class QB	60,368	62,776
2.00%, 8/20/39, Series 2011-52, Class KY	56,089	53,467

See Notes to Financial Statements.

86	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Mortgage Plus Bond Fund (MTGP)

August 31, 2022

Investments	Principal Amount	Value
5.50%, 9/16/39, Series 2009-76, Class XA, REMIC	$425,664	$462,278
4.50%, 9/16/40, Series 2010-125, Class BZ, REMIC	231,853	234,854
3.00%, 7/16/41, Series 2011-135, Class WH	117,205	103,005
3.00%, 3/16/42, Series 2012-39, Class GC, REMIC	145,000	129,270
4.00%, 3/20/44, Series 2014-43, Class Z, PIK	629,770	639,889
3.75%, 4/16/44, Series 2014-60, Class AL	250,000	245,690
3.00%, 11/20/45, Series 2015-165, Class ZE, PIK	122,415	113,876

JP Morgan Mortgage Trust
3.59%, 5/25/45, Series 2015-3, Class B3^(a)(c)	120,098	112,999
3.89%, 12/25/48, Series 2018-6, Class B2^(a)(c)	267,996	244,041
3.42%, 5/25/50, Series 2019-9, Class B2A^(a)(c)	284,848	249,442
4.39%, 5/25/50, Series 2019-INV3, Class B3^(a)(c)	220,009	197,188
3.66%, 11/25/50, Series 2020-4, Class B2^(a)(c)	286,465	248,642
3.60%, 12/25/50, Series 2020-5, Class B1^(a)(c)	477,549	420,176

Provident Funding Mortgage Trust
3.26%, 2/25/50, Series 2020-1, Class B1^(a)(c)	377,605	328,597

RCKT Mortgage Trust
3.00%, 2/25/50, Series 2020-1, Class A13^(a)(c)	139,838	123,684

Seasoned Credit Risk Transfer Trust
3.75%, 9/25/55, Series 2016-1, Class M2^(a)(c)	692,735	637,457
4.75%, 5/25/57, Series 2018-1, Class M^(c)	300,000	283,552
2.50%, 5/25/60, Series 2020-3, Class M5TU	157,518	147,123

Seasoned Loans Structured Transaction Trust
3.50%, 6/25/28, Series 2018-1, Class A1	176,992	173,207
2.75%, 9/25/29, Series 2019-2, Class A2C	660,000	599,576

Sequoia Mortgage Trust
4.00%, 3/25/48, Series 2018-CH1, Class A1^(a)(c)	22,997	22,149

Verus Securitization Trust
2.99%, 5/25/60, Series 2020-2, Class A2^(a)(c)	300,000	294,842
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost: $18,712,090)		16,951,547

COMMERCIAL MORTGAGE-BACKED SECURITIES – 4.5%

United States – 4.5%

Bank
1.45%, 11/15/53, Series 2020-BN29, Class XA^(c)(d)	4,439,074	352,598
2.90%, 6/15/64, Series 2021-BN35, Class C^(c)	350,000	272,861

Benchmark Mortgage Trust
2.50%, 12/15/62, Series 2019-B14, Class D(a)	380,000	271,572

Cantor Commercial Real Estate Lending
2.50%, 1/15/53, Series 2019-CF3, Class D^(a)(c)	250,000	170,525

Federal Home Loan Mortgage Corp. Multiclass Certificates
1.84%, 9/25/45, Series 2021-P011, Class X1^(c)(d)	423,060	57,250

Washington State Housing Finance Commission
0.73%, 12/20/35, Series 2021-1, Class X^(c)(d)	6,218,074	328,874

WFRBS Commercial Mortgage Trust
4.23%, 8/15/47, Series 2014-C21, Class C^(c)	200,000	185,660
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost: $1,860,376)		1,639,340

U.S. GOVERNMENT AGENCIES – 42.0%

Federal Home Loan Mortgage Corporation – 7.7%
4.00%, 1/1/42	238,110	237,542
3.50%, 8/1/46	237,837	230,426
3.50%, 9/1/47	305,153	295,642
2.00%, 9/1/51	495,592	431,283
2.00%, 1/1/52	956,942	825,958
2.50%, 2/1/52	873,147	783,457

Total Federal Home Loan Mortgage Corporation		2,804,308

Federal National Mortgage Association – 8.9%
4.00%, 11/1/43	281,995	281,551
4.00%, 5/1/47	223,207	221,845
4.00%, 12/1/47	224,703	223,240
4.00%, 10/1/48	815,257	816,803
2.50%, 11/1/50	503,116	454,375
2.50%, 12/1/51	480,395	432,100
2.50%, 2/1/52	377,022	337,133
4.00%, 4/1/55	420,677	418,715
4.50%, 6/1/56	71,808	73,822

Total Federal National Mortgage Association		3,259,584

Government National Mortgage Association – 10.8%
4.50%, 10/20/41	458,706	473,458
3.50%, 7/20/47	457,129	443,636
3.50%, 12/20/47	282,138	275,270
4.50%, 5/20/49	65,783	66,337
3.00%, 9/21/52(e)	2,450,000	2,300,607
4.00%, 9/21/52(e)	400,000	394,281

Total Government National Mortgage Association		3,953,589

Uniform Mortgage-Backed Securities – 14.6%
2.50%, 9/1/52(e)	500,000	446,640
2.00%, 9/14/52(e)	1,088,000	936,424
3.50%, 9/14/52(e)	3,600,000	3,430,969
4.50%, 10/13/52(e)	500,000	496,305

Total Uniform Mortgage-Backed Securities		5,310,338
TOTAL U.S. GOVERNMENT AGENCIES (Cost: $15,862,265)		15,327,819

TOTAL INVESTMENTS IN SECURITIES – 98.7% (Cost: $38,592,637)		35,992,956

Other Assets less Liabilities – 1.3%		464,629

NET ASSETS – 100.0%		$36,457,585

See Notes to Financial Statements.

WisdomTree Trust	87

Schedule of Investments (concluded)

WisdomTree Mortgage Plus Bond Fund (MTGP)

August 31, 2022

^	Variable coupon rate based on weighted average interest rate of underlying mortgage.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)

The London Interbank Offered Rate (“LIBOR”) is being phased out completely by June 30, 2023. There remains uncertainty regarding the nature of any replacement rate and the impact of a transition away from LIBOR on the Fund’s investments.

(c)	Rate shown reflects the accrual rate as of August 31, 2022 on securities with variable or step rates.

(d)

Interest-only security. The principal amount shown is a notional amount representing the outstanding principal of the underlying debt obligation(s). Holders of interest-only securities do not receive principal payments on the underlying debt obligation(s).

(e)	To-be-announced (“TBA”) security (See Note 2). TBA securities are non-income producing.

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS (EXCHANGE-TRADED)

Long Exposure	Contracts	Expiration Date	Notional Value	Unrealized Depreciation
10 Year U.S. Treasury Note	1	12/20/22	$116,906	$(743)
U.S. Treasury Long Bond	13	12/20/22	1,765,969	(17,063)
U.S. Treasury Ultra Long Term Bond	4	12/20/22	598,000	(5,576)
			$2,480,875	$(23,382)

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Asset-Backed Securities	$—	$270,295	$—	$270,295
Collateralized Loan Obligations	—	1,803,955	—	1,803,955
Collateralized Mortgage Obligations	—	16,951,547	—	16,951,547
Commercial Mortgage-Backed Securities	—	1,639,340	—	1,639,340
U.S. Government Agencies	—	15,327,819	—	15,327,819
Total Investments in Securities	$—	$35,992,956	$—	$35,992,956
Liabilities:
Financial Derivative Instruments
Futures Contracts[1]	$(23,382)	$—	$—	$(23,382)
Total – Net	$(23,382)	$35,992,956	$—	$35,969,574
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

88	WisdomTree Trust

Schedule of Investments

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2022

Investments in Long Securities	Principal Amount	Value

U.S. GOVERNMENT AGENCIES – 40.3%

Federal Farm Credit Bank – 0.5%
2.02%, 4/1/31	$2,000,000	$1,724,580
1.79%, 6/22/35	500,000	382,075
1.65%, 7/23/35	1,510,000	1,131,247
1.95%, 8/13/40	1,510,000	1,040,133

Total Federal Farm Credit Bank		4,278,035

Federal Home Loan Bank – 1.0%
3.25%, 11/16/28	900,000	895,698
5.50%, 7/15/36	7,500,000	8,932,125

Total Federal Home Loan Bank		9,827,823

Federal Home Loan Mortgage Corporation – 8.7%
6.75%, 9/15/29, Series GDIF	280,000	338,758
2.50%, 4/1/30	1,578,321	1,515,522
3.00%, 5/1/30	444,131	435,465
6.75%, 3/15/31	4,000,000	4,961,640
6.25%, 7/15/32	14,629,000	17,990,159
3.00%, 1/1/33	1,204,567	1,173,658
3.00%, 5/1/33	1,626,478	1,584,403
4.00%, 11/1/33	25,530	25,569
6.50%, 3/1/36	151,839	161,075
5.00%, 6/1/37	1,261	1,315
2.55%, 11/15/38, Series 1(a)	250,000	140,470
5.50%, 2/1/40	5,286	5,605
4.50%, 8/1/40	99,532	101,768
4.00%, 11/1/40	7,655	7,662
5.00%, 3/1/41	159,547	166,457
5.50%, 6/1/41	2,408	2,553
5.00%, 7/1/41	4,461	4,659
3.50%, 2/1/42	106,649	103,823
5.00%, 2/1/42	200,062	209,245
4.50%, 5/1/42	160,489	164,086
3.50%, 7/1/42	130,342	126,754
3.50%, 9/1/42	153,740	149,649
3.00%, 3/1/43	228,856	216,660
3.00%, 7/1/43	614,005	581,858
3.50%, 7/1/43	176,651	171,894
4.00%, 8/1/43	14,107	14,082
3.50%, 1/1/44	937,888	912,811
3.00%, 2/1/44	105,491	99,968
3.50%, 2/1/44	71,259	69,340
4.00%, 3/1/44	26,251	26,199
4.00%, 4/1/44	278,619	278,447
3.50%, 5/1/44	105,131	101,934
4.00%, 5/1/44	95,812	95,624
4.00%, 8/1/44	356,500	356,721
3.50%, 10/1/44	11,015	10,687
3.50%, 12/1/44	140,544	136,366
3.50%, 1/1/45	28,278	27,412
4.00%, 2/1/45	48,071	47,747
4.00%, 3/1/45	6,520	6,476
3.00%, 4/1/45	9,796	9,214
4.00%, 4/1/45	29,147	28,923
3.00%, 5/1/45	40,236	37,885
3.50%, 5/1/45	62,228	60,360
3.50%, 6/1/45	30,695	29,745
4.00%, 6/1/45	87,970	87,376
3.00%, 7/1/45	10,505	9,881
3.00%, 8/1/45	44,979	42,351
3.50%, 8/1/45	435,174	422,110
4.00%, 9/1/45	48,967	48,590
3.50%, 10/1/45	60,350	58,538
4.00%, 10/1/45	51,199	50,854
4.00%, 11/1/45	42,654	42,366
4.50%, 11/1/45	333,823	340,523
3.00%, 12/1/45	41,281	38,868
4.00%, 12/1/45	88,706	88,025
4.00%, 1/1/46	14,633	14,605
4.00%, 2/1/46	305,742	303,392
4.00%, 3/1/46	52,870	52,413
3.00%, 4/1/46	191,103	179,741
3.50%, 4/1/46	273,184	263,826
4.50%, 4/1/46	330,568	338,016
3.00%, 6/1/46	43,476	40,930
3.00%, 9/1/46	995,492	938,363
3.50%, 9/1/46	75,229	72,721
2.50%, 10/1/46	47,517	43,127
3.00%, 10/1/46	57,343	53,984
3.00%, 11/1/46	54,406	51,171
3.50%, 11/1/46	10,657	10,302
4.50%, 11/1/46	220,323	224,960
3.00%, 12/1/46	180,634	169,894
4.00%, 1/1/47	89,760	88,985
4.50%, 1/1/47	316,297	322,645
3.00%, 2/1/47	90,557	85,253
3.00%, 4/1/47	304,947	286,815
3.50%, 4/1/47	122,208	118,009
4.00%, 4/1/47	64,464	63,888
4.00%, 5/1/47	51,848	51,384
4.50%, 5/1/47	12,742	12,856
4.00%, 6/1/47	77,552	76,858
4.00%, 7/1/47	136,761	135,408
3.50%, 9/1/47	121,471	117,411
4.00%, 10/1/47	239,703	237,332
4.50%, 10/1/47	37,772	38,109
3.50%, 11/1/47	278,917	269,448
4.50%, 2/1/48	53,935	54,417
4.00%, 9/1/48	51,750	51,189
4.00%, 10/1/48	312,829	309,144
3.00%, 12/1/48	60,153	56,572
4.50%, 2/1/49	549,847	553,414
5.00%, 3/1/49	13,284	13,575
4.50%, 5/1/49	84,812	85,154
4.00%, 7/1/49	517,410	512,114
4.50%, 7/1/49	94,509	94,890
3.50%, 8/1/49	326,368	313,882
2.50%, 9/1/49	945,529	853,761
3.00%, 10/1/49	585,484	546,513
5.00%, 10/1/49	612,050	624,890
5.50%, 10/1/49	228,269	236,819
3.00%, 12/1/49	553,112	516,295
4.00%, 12/1/49	325,778	323,418
3.00%, 2/1/50	418,494	390,638
3.00%, 3/1/50	313,068	292,284
3.00%, 4/1/50	1,283,157	1,197,314
3.00%, 5/1/50	61,461	57,173

See Notes to Financial Statements.

WisdomTree Trust	89

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2022

Investments in Long Securities	Principal Amount	Value
2.50%, 6/1/50	$701,921	$632,300
2.50%, 7/1/50	268,788	242,067
2.50%, 8/1/50	966,951	869,203
2.00%, 9/1/50	1,427,472	1,234,869
2.00%, 10/1/50	2,404,572	2,080,133
2.00%, 12/1/50	1,450,388	1,254,468
2.00%, 1/1/51	852,838	737,504
4.50%, 1/1/51	83,682	84,019
1.50%, 2/1/51	1,427,066	1,171,594
2.00%, 2/1/51	3,370,446	2,914,641
2.50%, 2/1/51	704,776	632,387
1.50%, 4/1/51	487,896	400,625
2.00%, 4/1/51	1,536,983	1,325,698
2.00%, 5/1/51	2,439,234	2,103,625
2.50%, 5/1/51	3,885,639	3,483,079
1.50%, 6/1/51	1,034,383	849,149
2.50%, 8/1/51	924,127	827,713
2.50%, 9/1/51	1,774,105	1,589,014
1.50%, 10/1/51	812,601	666,750
2.00%, 10/1/51	1,036,627	893,642
2.50%, 10/1/51	1,954,353	1,750,155
3.50%, 10/1/51	481,956	460,516
1.50%, 11/1/51	1,569,086	1,287,295
2.00%, 11/1/51	3,705,427	3,194,038
2.50%, 12/1/51	883,564	792,012
3.00%, 12/1/51	555,972	515,616
3.50%, 12/1/51	611,774	584,370
2.50%, 1/1/52	2,444,622	2,189,847
3.50%, 1/1/52	274,007	261,689
2.50%, 2/1/52	976,774	874,850
2.50%, 4/1/52	1,343,376	1,204,271
3.50%, 5/1/52	117,633	112,238

Total Federal Home Loan Mortgage Corporation		82,884,809

Federal National Mortgage Association – 15.5%
4.00%, 9/1/25	470,514	471,250
1.88%, 9/24/26	60,000	56,465
0.75%, 10/8/27	60,000	52,715
2.50%, 11/1/30	251,488	241,492
6.63%, 11/15/30	1,395,000	1,707,550
2.50%, 1/1/32	582,127	558,988
2.50%, 2/1/32	98,187	94,182
3.00%, 5/1/32	165,432	161,191
2.50%, 6/1/32	707,585	678,726
3.00%, 11/1/32	158,926	154,852
6.00%, 12/1/32	229,684	238,339
2.50%, 1/1/33	246,719	237,087
5.00%, 8/1/33	192,671	199,066
5.50%, 10/1/35	25,257	26,720
5.50%, 4/1/37	119,167	125,097
5.63%, 7/15/37	3,830,000	4,627,253
5.00%, 5/1/38	7,863	8,203
5.50%, 6/1/38	63,995	67,794
6.21%, 8/6/38	500,000	640,030
5.50%, 11/1/38	1,622	1,718
4.50%, 9/1/39	241,124	246,315
5.00%, 9/1/39	131,441	137,242
4.50%, 11/1/39	69,612	71,111
4.50%, 8/1/40	151,847	155,109
4.50%, 9/1/40	96,516	98,589
4.00%, 10/1/40	78,171	78,168
4.00%, 12/1/40	17,923	17,923
4.00%, 1/1/41	13,648	13,648
4.00%, 2/1/41	408,083	408,068
4.50%, 2/1/41	43,342	44,274
6.00%, 7/1/41	335,496	359,818
4.50%, 8/1/41	119,176	121,731
4.00%, 9/1/41	38,815	38,814
4.50%, 9/1/41	143,078	146,145
4.00%, 10/1/41	546,617	546,301
4.00%, 11/1/41	69,020	68,980
4.00%, 12/1/41	68,053	68,014
4.00%, 1/1/42	436,050	435,798
4.50%, 1/1/42	108,658	110,992
6.00%, 1/1/42	206,938	221,848
4.00%, 3/1/42	162,733	162,639
4.00%, 5/1/42	17,755	17,754
3.50%, 6/1/42	206,263	200,583
4.00%, 6/1/42	269,118	268,962
4.00%, 9/1/42	197,834	198,222
3.00%, 10/1/42	242,181	229,269
4.00%, 12/1/42	63,334	63,298
2.50%, 2/1/43	152,483	139,127
2.50%, 3/1/43	12,847	11,722
2.50%, 5/1/43	48,246	44,015
3.00%, 5/1/43	99,791	94,475
3.50%, 5/1/43	23,322	22,673
3.00%, 7/1/43	14,248	13,489
3.50%, 7/1/43	898,921	873,994
3.00%, 8/1/43	959,908	908,746
3.00%, 9/1/43	1,382,208	1,308,574
4.00%, 9/1/43	70,598	70,477
4.50%, 9/1/43	15,268	15,596
3.50%, 10/1/43	115,234	112,028
4.00%, 11/1/43	227,535	227,404
4.00%, 1/1/44	365,626	365,380
4.00%, 2/1/44	100,730	100,556
4.00%, 3/1/44	78,773	78,618
4.50%, 5/1/44	24,496	25,024
4.00%, 6/1/44	34,787	34,719
4.00%, 7/1/44	429,378	428,536
3.50%, 8/1/44	20,564	19,992
4.00%, 8/1/44	28,769	28,713
4.00%, 11/1/44	160,660	160,345
5.00%, 11/1/44	126,220	131,889
4.00%, 12/1/44	21,048	21,006
3.50%, 2/1/45	472,234	459,228
4.00%, 2/1/45	362,450	362,205
4.50%, 2/1/45	392,713	401,136
3.50%, 6/1/45	55,906	54,175
4.00%, 6/1/45	435,838	435,011
3.50%, 8/1/45	324,743	314,688
3.50%, 9/1/45	859,053	832,455
4.00%, 9/1/45	38,023	37,731
4.50%, 10/1/45	247,292	252,594
4.00%, 11/1/45	44,211	43,871
3.00%, 12/1/45	42,905	40,357
3.50%, 12/1/45	63,458	61,493

See Notes to Financial Statements.

90	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2022

Investments in Long Securities	Principal Amount	Value
3.50%, 1/1/46	$1,198,380	$1,161,275
4.00%, 1/1/46	81,608	80,980
3.50%, 2/1/46	32,553	31,545
4.00%, 3/1/46	24,948	24,756
3.00%, 4/1/46	421,139	396,128
3.50%, 5/1/46	118,704	114,637
3.00%, 6/1/46	36,052	33,909
4.00%, 7/1/46	34,672	34,341
2.50%, 9/1/46	17,559	15,920
3.00%, 9/1/46	329,670	310,071
4.00%, 9/1/46	481,151	480,361
2.50%, 10/1/46	21,839	19,801
3.00%, 10/1/46	967,498	909,981
4.00%, 10/1/46	68,825	68,168
2.50%, 11/1/46	17,536	15,899
3.00%, 11/1/46	987,669	928,950
2.50%, 12/1/46	39,754	36,045
3.00%, 12/1/46	110,779	104,193
3.50%, 12/1/46	848,118	821,867
2.50%, 1/1/47	49,421	44,809
3.00%, 1/1/47	163,903	154,159
3.50%, 1/1/47	286,714	276,893
4.00%, 1/1/47	80,368	79,601
5.50%, 1/1/47	253,008	266,261
3.00%, 2/1/47	105,112	98,863
3.50%, 2/1/47	1,474,300	1,433,010
4.00%, 2/1/47	447,862	446,984
4.50%, 3/1/47	44,486	44,840
3.00%, 4/1/47	623,134	586,088
4.00%, 4/1/47	100,642	99,647
3.00%, 5/1/47	556,109	523,427
3.50%, 5/1/47	204,362	197,361
4.00%, 5/1/47	132,533	131,223
4.50%, 5/1/47	685,025	699,138
4.00%, 6/1/47	283,456	280,910
3.50%, 7/1/47	1,108,992	1,077,387
4.00%, 7/1/47	228,749	226,105
4.50%, 7/1/47	139,115	140,222
5.00%, 7/1/47	197,980	206,547
3.50%, 8/1/47	150,348	145,191
4.00%, 8/1/47	780,416	772,936
3.00%, 9/1/47	620,707	583,796
4.00%, 9/1/47	279,129	276,370
4.50%, 9/1/47	110,990	111,873
4.00%, 10/1/47	456,233	451,724
4.50%, 10/1/47	121,744	122,712
3.50%, 12/1/47	95,665	92,388
4.00%, 12/1/47	170,673	168,986
3.50%, 1/1/48	148,716	143,609
4.50%, 1/1/48	62,996	63,497
3.00%, 2/1/48	93,278	87,718
3.50%, 2/1/48	471,832	455,630
3.50%, 3/1/48	562,357	542,986
4.00%, 5/1/48	216,139	212,908
5.00%, 5/1/48	91,254	93,170
4.00%, 6/1/48	65,432	64,661
4.50%, 6/1/48	19,783	19,911
3.50%, 7/1/48	143,900	139,445
4.00%, 7/1/48	251,601	248,637
3.00%, 8/1/48	386,752	364,023
4.50%, 8/1/48	64,424	64,842
3.00%, 9/1/48	196,679	184,986
4.00%, 9/1/48	324,363	320,541
4.00%, 10/1/48	452,415	449,475
5.00%, 10/1/48	421,138	439,722
3.00%, 11/1/48	968,290	910,784
3.50%, 11/1/48	1,043,477	1,007,645
4.00%, 11/1/48	152,568	150,808
4.50%, 11/1/48	183,545	184,735
4.50%, 12/1/48	88,197	88,768
5.00%, 3/1/49	9,625	9,826
4.00%, 4/1/49	182,163	179,597
3.50%, 5/1/49	44,814	43,100
4.00%, 5/1/49	651,226	643,933
4.50%, 5/1/49	139,838	140,401
3.50%, 6/1/49	1,884,360	1,818,647
3.50%, 7/1/49	329,728	317,120
4.00%, 7/1/49	141,767	139,770
3.50%, 8/1/49	705,232	678,264
3.00%, 9/1/49	461,727	431,002
3.00%, 10/1/49	463,961	433,087
2.50%, 11/1/49	1,478,836	1,335,328
3.00%, 12/1/49	738,044	688,931
3.00%, 1/1/50	1,001,479	934,570
3.00%, 2/1/50	818,630	764,154
4.50%, 2/1/50	116,613	117,082
3.00%, 3/1/50	1,705,081	1,586,594
3.50%, 3/1/50	360,706	346,912
4.00%, 3/1/50	153,468	151,660
5.00%, 3/1/50	222,523	227,127
2.50%, 4/1/50	1,391,709	1,253,989
3.50%, 4/1/50	268,252	258,191
4.50%, 4/1/50	529,704	533,139
2.50%, 5/1/50	2,101,558	1,898,654
3.00%, 5/1/50	207,730	193,753
3.50%, 5/1/50	1,177,045	1,132,106
2.50%, 6/1/50	2,704,449	2,431,772
2.00%, 7/1/50	865,715	749,118
2.50%, 7/1/50	312,783	281,768
3.00%, 7/1/50	499,697	465,883
3.50%, 7/1/50	174,892	168,228
2.50%, 8/1/50	533,912	480,969
3.00%, 8/1/50	687,561	640,902
2.00%, 9/1/50	2,250,981	1,947,462
2.50%, 9/1/50	675,522	607,602
2.00%, 10/1/50	4,985,677	4,312,642
3.00%, 10/1/50	449,892	419,188
1.50%, 11/1/50	984,237	807,997
2.00%, 11/1/50	1,915,957	1,657,315
3.00%, 11/1/50	355,756	331,661
3.50%, 11/1/50	39,833	38,213
4.00%, 11/1/50	401,502	395,846
1.50%, 12/1/50	3,649,241	2,995,797
2.00%, 12/1/50	11,265,534	9,744,331
1.50%, 1/1/51	264,075	216,789
2.00%, 1/1/51	2,904,964	2,512,155
2.50%, 1/1/51	965,929	866,971
2.00%, 2/1/51	6,319,563	5,463,119

See Notes to Financial Statements.

WisdomTree Trust	91

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2022

Investments in Long Securities	Principal Amount	Value
2.50%, 2/1/51	$4,683,075	$4,201,102
2.00%, 3/1/51	1,367,507	1,179,660
2.00%, 4/1/51	2,440,777	2,105,122
3.00%, 4/1/51	318,393	295,569
2.00%, 5/1/51	669,986	577,850
2.50%, 5/1/51	3,893,299	3,485,316
1.50%, 6/1/51	461,934	379,285
2.00%, 6/1/51	3,745,191	3,233,746
2.00%, 7/1/51	1,458,242	1,257,705
2.50%, 7/1/51	1,404,795	1,258,470
3.00%, 7/1/51	670,633	622,480
2.50%, 8/1/51	1,576,468	1,414,144
3.00%, 8/1/51	903,459	838,655
2.00%, 9/1/51	1,966,500	1,695,305
2.50%, 9/1/51	1,944,515	1,743,359
3.00%, 9/1/51	353,381	328,840
2.00%, 10/1/51	4,815,064	4,151,697
2.50%, 10/1/51	3,153,893	2,827,338
2.50%, 11/1/51	2,207,859	1,976,859
3.00%, 11/1/51	863,800	802,525
2.00%, 12/1/51	1,701,139	1,466,878
2.50%, 12/1/51	1,481,903	1,328,203
3.00%, 12/1/51	718,608	670,119
2.50%, 1/1/52	960,942	859,977
3.00%, 1/1/52	238,050	220,836
2.50%, 2/1/52	2,957,564	2,647,309
3.00%, 2/1/52	2,845,578	2,643,543
2.50%, 3/1/52	678,035	606,959
3.00%, 3/1/52	926,154	858,402
3.00%, 4/1/52	571,917	530,318
4.00%, 5/1/52	1,483,398	1,449,921
3.00%, 6/1/52	1,185,139	1,097,964
3.50%, 6/1/52	49,265	46,998

Total Federal National Mortgage Association		147,572,273

Government National Mortgage Association – 10.0%
4.00%, 11/20/40	1,201,338	1,210,132
3.50%, 12/20/42	907,708	892,692
2.50%, 3/20/43	96,523	88,951
3.50%, 3/20/43	764,971	752,036
3.00%, 2/20/45	627,324	598,561
3.50%, 4/20/45	63,379	61,864
3.50%, 11/20/45	274,718	268,151
3.50%, 12/20/45	905,932	884,276
3.50%, 1/20/46	229,732	224,240
3.00%, 2/20/46	253,127	241,216
3.00%, 9/20/46	525,555	500,742
3.50%, 9/20/46	279,350	272,578
4.00%, 10/20/46	1,842,882	1,835,040
3.00%, 1/20/47	257,275	245,128
2.50%, 2/20/47	59,301	54,976
3.00%, 2/20/47	657,743	626,688
4.00%, 6/20/47	641,174	638,266
4.00%, 7/20/47	556,106	553,584
4.50%, 8/20/47	330,471	335,740
3.00%, 9/20/47	67,977	64,734
3.50%, 10/20/47	65,310	63,656
3.00%, 12/20/47	81,402	77,518
3.50%, 1/20/48	1,086,077	1,058,568
4.00%, 1/20/48	174,874	174,081
3.00%, 3/20/48	104,094	99,128
3.50%, 3/20/48	372,758	363,316
3.50%, 4/20/48	158,049	154,401
4.00%, 5/20/48	421,824	419,727
4.50%, 5/20/48	845,623	856,585
4.50%, 6/20/48	957,156	968,706
4.00%, 8/20/48	572,835	569,987
4.50%, 8/20/48	166,246	168,252
5.00%, 8/20/48	62,562	64,328
3.50%, 9/20/48	280,674	273,565
3.50%, 1/20/49	17,047	16,616
4.00%, 2/20/49	75,320	74,946
4.50%, 2/20/49	132,085	133,679
3.50%, 3/20/49	138,299	134,647
4.00%, 3/20/49	714,581	711,029
4.50%, 3/20/49	30,895	31,268
3.00%, 10/20/49	1,927,243	1,827,585
4.50%, 10/20/49	51,147	51,764
3.00%, 1/20/50	42,571	40,334
3.50%, 1/20/50	254,337	246,855
5.00%, 1/20/50	20,728	21,333
3.50%, 4/20/50	8,105	7,865
4.00%, 4/20/50	29,811	29,632
2.50%, 5/15/50	103,214	93,961
2.50%, 5/20/50	362,422	333,203
5.00%, 5/20/50	7,006	7,221
2.50%, 6/20/50	1,649,575	1,516,583
3.00%, 6/20/50	650,618	615,935
3.50%, 6/20/50	146,768	142,604
4.00%, 6/20/50	110,771	110,107
2.50%, 7/15/50	62,362	56,771
3.00%, 7/20/50	590,353	558,793
2.50%, 8/20/50	359,263	330,298
3.00%, 8/20/50	1,305,698	1,235,694
3.50%, 8/20/50	262,969	255,508
4.50%, 8/20/50	76,401	77,323
2.50%, 9/20/50	1,947,805	1,790,769
2.50%, 10/20/50	508,801	467,780
2.00%, 11/20/50	2,273,183	2,015,249
2.00%, 12/20/50	370,143	328,144
2.50%, 12/20/50	1,999,689	1,838,470
3.50%, 12/20/50	136,183	132,299
2.00%, 1/20/51	3,575,950	3,170,193
2.50%, 1/20/51	2,045,665	1,880,739
1.50%, 3/20/51	365,045	310,723
2.00%, 3/20/51	882,620	784,097
2.00%, 4/20/51	1,733,595	1,539,546
2.50%, 4/20/51	501,916	459,768
2.50%, 5/20/51	40,980	37,526
2.50%, 6/20/51	974,339	891,916
2.00%, 7/20/51	2,544,465	2,257,293
2.50%, 7/20/51	1,415,094	1,294,948
3.00%, 7/20/51	941,995	888,444
3.50%, 7/20/51	751,136	728,903
2.00%, 8/20/51	498,745	442,302
2.50%, 8/20/51	742,089	678,854
2.50%, 9/20/51	247,576	226,403
2.00%, 10/20/51	798,839	707,940

See Notes to Financial Statements.

92	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2022

Investments in Long Securities	Principal Amount	Value
2.50%, 10/20/51	$2,184,399	$1,997,711
3.50%, 10/20/51	887,371	857,898
2.00%, 11/20/51	3,080,565	2,729,768
2.50%, 11/20/51	1,176,665	1,076,102
3.00%, 11/20/51	1,680,067	1,582,691
2.00%, 12/20/51	1,756,042	1,555,531
2.50%, 12/20/51	1,952,039	1,784,605
2.00%, 1/20/52	2,191,150	1,940,281
2.50%, 1/20/52	144,647	132,195
3.00%, 1/20/52	1,984,508	1,868,384
2.50%, 2/20/52	1,481,486	1,353,498
2.00%, 3/20/52	1,235,655	1,091,477
2.50%, 3/20/52	1,954,729	1,785,354
2.00%, 4/20/52	1,491,461	1,317,435
2.50%, 4/20/52	1,968,756	1,797,249
2.50%, 5/20/52	1,973,199	1,801,305
3.50%, 5/20/52	169,845	163,818
3.00%, 6/20/52	1,489,095	1,398,764
2.50%, 7/20/52	497,958	454,579
3.50%, 7/20/52	997,576	962,177
2.00%, 9/21/52(b)	3,100,000	2,737,078
2.50%, 9/21/52(b)	325,000	296,227
3.00%, 9/21/52(b)	6,800,000	6,379,130
3.50%, 9/21/52(b)	5,575,000	5,373,755
4.00%, 9/21/52(b)	500,000	492,515
4.50%, 9/21/52(b)	875,000	875,167
5.00%, 9/21/52(b)	800,000	810,602
3.50%, 10/20/52(b)	150,000	144,433
4.00%, 10/20/52(b)	1,000,000	983,423
4.50%, 10/20/52(b)	800,000	799,030
5.00%, 10/20/52(b)	900,000	910,047

Total Government National Mortgage Association		94,647,502

Tennessee Valley Authority – 4.5%
4.70%, 7/15/33, Series B	3,450,000	3,694,571
4.65%, 6/15/35	2,250,000	2,397,488
5.88%, 4/1/36	4,350,000	5,194,639
6.15%, 1/15/38	270,000	332,929
5.50%, 6/15/38	2,000,000	2,326,480
5.25%, 9/15/39	8,631,000	9,805,765
3.50%, 12/15/42	5,519,000	4,989,121
4.88%, 1/15/48	1,995,000	2,191,986
5.38%, 4/1/56	4,297,000	5,173,760
4.63%, 9/15/60	2,760,000	3,006,440
4.25%, 9/15/65	3,850,000	3,913,910

Total Tennessee Valley Authority		43,027,089

Uniform Mortgage-Backed Securities – 0.1%
4.50%, 9/14/52(b)	650,000	646,083
4.50%, 10/13/52(b)	450,000	446,674

Total Uniform Mortgage-Backed Securities		1,092,757
TOTAL U.S. GOVERNMENT AGENCIES (Cost: $424,947,599)		383,330,288

U.S. GOVERNMENT OBLIGATIONS – 20.7%

U.S. Treasury Bonds – 4.3%
7.50%, 11/15/24	175,000	189,964
7.63%, 2/15/25	500,000	548,145
6.13%, 8/15/29	175,000	205,734
6.25%, 5/15/30	150,000	180,586
5.38%, 2/15/31	980,000	1,135,422
4.50%, 2/15/36	1,165,000	1,344,028
4.75%, 2/15/37	350,000	414,777
4.38%, 2/15/38	290,000	331,325
4.50%, 5/15/38	330,000	381,872
3.50%, 2/15/39	85,000	87,231
4.25%, 5/15/39	480,000	539,362
4.50%, 8/15/39	476,000	550,487
4.38%, 11/15/39	525,000	597,516
4.63%, 2/15/40	245,000	287,263
1.13%, 5/15/40	875,000	596,641
4.38%, 5/15/40	375,000	425,449
1.13%, 8/15/40	850,000	574,148
3.88%, 8/15/40	203,000	215,101
1.38%, 11/15/40	860,000	605,897
4.25%, 11/15/40	150,000	166,828
1.88%, 2/15/41	950,000	728,828
4.75%, 2/15/41	175,000	207,389
2.25%, 5/15/41	875,000	714,150
4.38%, 5/15/41	190,000	214,299
1.75%, 8/15/41	1,750,000	1,301,562
3.75%, 8/15/41	99,000	102,272
2.00%, 11/15/41	2,050,000	1,593,715
3.13%, 11/15/41	625,000	588,818
2.38%, 2/15/42	2,100,000	1,742,508
3.13%, 2/15/42	515,000	484,422
3.00%, 5/15/42	225,000	207,018
3.25%, 5/15/42	2,000,000	1,914,219
2.75%, 8/15/42	178,000	156,570
3.38%, 8/15/42	600,000	585,844
2.75%, 11/15/42	275,000	241,398
3.13%, 2/15/43	225,000	209,355
2.88%, 5/15/43	464,000	414,084
3.63%, 8/15/43	274,000	275,605
3.75%, 11/15/43	435,000	445,773
3.63%, 2/15/44	240,000	240,956
3.38%, 5/15/44	290,000	280,054
3.13%, 8/15/44	350,000	324,023
3.00%, 11/15/44	500,000	452,695
2.50%, 2/15/45	550,000	455,254
3.00%, 5/15/45	470,000	425,240
2.88%, 8/15/45	305,000	269,973
3.00%, 11/15/45	500,000	452,852
2.50%, 2/15/46	615,000	507,519
2.50%, 5/15/46	560,000	461,913
2.25%, 8/15/46	525,000	411,551
2.88%, 11/15/46	440,000	390,363
3.00%, 2/15/47	390,000	354,108
3.00%, 5/15/47	350,000	318,254
2.75%, 8/15/47	350,000	304,418
2.75%, 11/15/47	460,000	400,667
3.00%, 2/15/48	600,000	549,984
3.13%, 5/15/48	625,000	588,721
3.00%, 8/15/48	545,000	502,379
3.38%, 11/15/48	565,000	560,100
3.00%, 2/15/49	530,000	493,273
2.88%, 5/15/49	550,000	500,715
2.25%, 8/15/49	560,000	449,050

See Notes to Financial Statements.

WisdomTree Trust	93

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2022

Investments in Long Securities	Principal Amount	Value
2.38%, 11/15/49	$550,000	$453,707
2.00%, 2/15/50	855,000	647,462
1.25%, 5/15/50	1,008,000	623,936
1.38%, 8/15/50	1,830,000	1,171,343
1.63%, 11/15/50	1,100,000	753,328
1.88%, 2/15/51	1,050,000	766,828
2.38%, 5/15/51	1,250,000	1,030,078
2.00%, 8/15/51	1,170,000	879,785
1.88%, 11/15/51	1,700,000	1,239,406
2.25%, 2/15/52	900,000	719,719
2.88%, 5/15/52	1,400,000	1,291,281
3.00%, 8/15/52	650,000	616,383

Total U.S. Treasury Bonds		41,392,923

U.S. Treasury Notes – 16.4%
0.13%, 9/15/23	250,000	241,563
0.25%, 9/30/23	900,000	869,555
1.38%, 9/30/23	500,000	489,023
2.88%, 9/30/23	710,000	705,729
0.13%, 10/15/23	1,000,000	963,633
0.38%, 10/31/23	925,000	892,842
1.63%, 10/31/23	675,000	661,118
2.88%, 10/31/23	245,000	243,421
0.25%, 11/15/23	850,000	818,341
2.75%, 11/15/23	450,000	446,291
0.50%, 11/30/23	1,000,000	964,199
2.13%, 11/30/23	580,000	570,688
2.88%, 11/30/23	745,000	739,805
0.13%, 12/15/23	750,000	718,843
0.75%, 12/31/23	1,200,000	1,157,766
2.25%, 12/31/23	415,000	408,402
2.63%, 12/31/23	640,000	633,363
0.13%, 1/15/24	1,500,000	1,433,203
0.88%, 1/31/24	1,000,000	963,984
2.25%, 1/31/24	750,000	737,476
2.50%, 1/31/24	660,000	651,157
0.13%, 2/15/24	1,590,000	1,515,189
2.75%, 2/15/24	1,135,000	1,123,473
1.50%, 2/29/24	1,800,000	1,748,707
2.38%, 2/29/24	1,000,000	984,180
0.25%, 3/15/24	900,000	856,723
2.13%, 3/31/24	223,000	218,462
2.25%, 3/31/24	500,000	490,537
0.38%, 4/15/24	1,000,000	951,309
2.00%, 4/30/24	170,000	166,046
2.25%, 4/30/24	1,000,000	980,508
2.50%, 4/30/24	250,000	246,060
0.25%, 5/15/24	1,100,000	1,041,756
2.50%, 5/15/24	1,900,000	1,870,016
2.00%, 5/31/24	1,880,000	1,833,845
2.50%, 5/31/24	150,000	147,536
0.25%, 6/15/24	1,500,000	1,416,855
1.75%, 6/30/24	1,000,000	969,766
2.00%, 6/30/24	1,644,000	1,601,872
0.38%, 7/15/24	1,500,000	1,416,973
1.75%, 7/31/24	1,100,000	1,065,496
2.13%, 7/31/24	576,000	561,915
3.00%, 7/31/24	2,000,000	1,982,734
0.38%, 8/15/24	1,200,000	1,130,508
2.38%, 8/15/24	2,250,000	2,204,341
1.25%, 8/31/24	1,205,000	1,154,141
1.88%, 8/31/24	1,100,000	1,066,914
3.25%, 8/31/24	2,000,000	1,991,602
0.38%, 9/15/24	2,100,000	1,972,852
1.50%, 9/30/24	615,000	590,953
2.13%, 9/30/24	894,000	870,602
0.63%, 10/15/24	2,780,000	2,619,716
1.50%, 10/31/24	1,100,000	1,055,699
2.25%, 10/31/24	1,310,000	1,277,148
0.75%, 11/15/24	1,800,000	1,696,359
2.25%, 11/15/24	1,150,000	1,120,711
1.50%, 11/30/24	1,075,000	1,029,606
1.00%, 12/15/24	2,100,000	1,986,387
1.75%, 12/31/24	525,000	504,984
2.25%, 12/31/24	972,000	945,574
1.13%, 1/15/25	2,000,000	1,893,359
1.38%, 1/31/25	1,204,000	1,145,822
2.50%, 1/31/25	750,000	733,066
1.50%, 2/15/25	1,200,000	1,144,172
2.00%, 2/15/25	1,000,000	965,547
1.13%, 2/28/25	1,350,000	1,274,748
2.75%, 2/28/25	622,000	611,164
1.75%, 3/15/25	1,000,000	958,359
0.50%, 3/31/25	1,275,000	1,182,015
2.63%, 3/31/25	702,000	687,439
2.63%, 4/15/25	300,000	293,555
0.38%, 4/30/25	2,808,000	2,587,199
2.13%, 5/15/25	375,000	361,904
2.75%, 5/15/25	350,000	343,314
0.25%, 5/31/25	2,070,000	1,895,505
2.88%, 5/31/25	565,000	555,885
0.25%, 6/30/25	2,250,000	2,056,201
2.75%, 6/30/25	311,000	304,938
3.00%, 7/15/25	1,000,000	986,758
0.25%, 7/31/25	1,400,000	1,275,312
2.00%, 8/15/25	500,000	479,219
0.25%, 8/31/25	2,250,000	2,043,633
0.25%, 9/30/25	972,000	880,989
0.25%, 10/31/25	1,000,000	903,711
2.25%, 11/15/25	835,000	803,785
0.38%, 11/30/25	1,425,000	1,289,625
0.38%, 12/31/25	1,400,000	1,263,937
0.38%, 1/31/26	1,610,000	1,449,755
1.63%, 2/15/26	700,000	657,809
0.50%, 2/28/26	1,500,000	1,353,750
0.75%, 3/31/26	1,120,000	1,017,975
2.25%, 3/31/26	1,000,000	960,039
0.75%, 4/30/26	1,400,000	1,270,281
1.63%, 5/15/26	1,170,000	1,096,646
0.75%, 5/31/26	1,500,000	1,358,086
2.13%, 5/31/26	1,000,000	954,023
0.88%, 6/30/26	1,500,000	1,362,070
1.88%, 6/30/26	850,000	803,250
0.63%, 7/31/26	1,000,000	897,461
1.88%, 7/31/26	570,000	538,027
1.50%, 8/15/26	1,624,000	1,508,163
0.75%, 8/31/26	2,000,000	1,800,547
1.38%, 8/31/26	335,000	309,613

See Notes to Financial Statements.

94	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2022

Investments in Long Securities	Principal Amount	Value
0.88%, 9/30/26	$1,000,000	$903,437
1.63%, 9/30/26	100,000	93,281
1.13%, 10/31/26	1,000,000	911,289
2.00%, 11/15/26	500,000	472,188
1.25%, 11/30/26	315,000	288,262
1.25%, 12/31/26	1,000,000	913,906
1.75%, 12/31/26	620,000	579,555
1.50%, 1/31/27	2,000,000	1,845,781
2.25%, 2/15/27	500,000	476,270
1.13%, 2/28/27	500,000	453,613
1.88%, 2/28/27	1,000,000	937,969
0.63%, 3/31/27	90,000	79,594
2.50%, 3/31/27	500,000	481,504
0.50%, 4/30/27	300,000	263,133
2.38%, 5/15/27	1,000,000	956,367
0.50%, 5/31/27	460,000	402,626
2.63%, 5/31/27	315,000	305,107
0.50%, 6/30/27	1,415,000	1,236,025
0.38%, 7/31/27	245,000	212,471
2.75%, 7/31/27	1,000,000	973,164
2.25%, 8/15/27	595,000	565,180
0.50%, 8/31/27	600,000	522,047
0.38%, 9/30/27	600,000	517,289
0.50%, 10/31/27	650,000	562,859
2.25%, 11/15/27	540,000	511,692
0.63%, 11/30/27	1,215,000	1,056,575
0.63%, 12/31/27	695,000	602,885
0.75%, 1/31/28	770,000	671,254
2.75%, 2/15/28	1,000,000	969,219
1.13%, 2/29/28	1,000,000	888,789
1.25%, 3/31/28	900,000	803,812
1.25%, 4/30/28	1,400,000	1,248,406
2.88%, 5/15/28	1,090,000	1,062,196
1.25%, 5/31/28	1,000,000	890,742
1.25%, 6/30/28	1,000,000	888,828
1.00%, 7/31/28	1,840,000	1,608,850
2.88%, 8/15/28	1,000,000	973,711
1.13%, 8/31/28	1,500,000	1,319,707
1.25%, 9/30/28	1,500,000	1,327,031
1.38%, 10/31/28	500,000	445,273
3.13%, 11/15/28	1,300,000	1,283,852
1.50%, 11/30/28	500,000	448,125
1.75%, 1/31/29	1,000,000	909,414
2.63%, 2/15/29	1,000,000	959,258
1.88%, 2/28/29	500,000	458,477
2.38%, 3/31/29	1,200,000	1,131,937
2.38%, 5/15/29	1,000,000	943,203
2.75%, 5/31/29	360,000	347,484
1.63%, 8/15/29	1,305,000	1,174,398
1.75%, 11/15/29	750,000	681,035
1.50%, 2/15/30	1,500,000	1,330,898
0.63%, 5/15/30	1,195,000	985,408
0.63%, 8/15/30	700,000	574,492
0.88%, 11/15/30	960,000	802,725
1.13%, 2/15/31	1,195,000	1,016,590
1.63%, 5/15/31	1,250,000	1,104,492
1.25%, 8/15/31	1,570,000	1,336,708
1.38%, 11/15/31	850,000	728,477
1.88%, 2/15/32	1,300,000	1,162,789
2.88%, 5/15/32	515,000	502,165

Total U.S. Treasury Notes		156,080,927
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $214,423,118)		197,473,850

CORPORATE BONDS – 29.9%

Australia – 0.1%

Rio Tinto Finance USA Ltd. 7.13%, 7/15/28	98,000	110,846

Westpac Banking Corp.
4.11%, 7/24/34, (4.11% fixed rate until 7/24/29; 5-year Constant Maturity Treasury Rate + 2.00% thereafter)(c)	275,000	248,402
2.67%, 11/15/35, (2.668% fixed rate until 11/15/30; 5-year Constant Maturity Treasury Rate + 1.75% thereafter)(c)	500,000	395,795
2.96%, 11/16/40	172,000	122,798

Total Australia		877,841

Austria – 0.1%

Suzano Austria GmbH
6.00%, 1/15/29	200,000	200,114
5.00%, 1/15/30	490,000	458,611
3.75%, 1/15/31	200,000	169,576

Total Austria		828,301

Belgium – 0.5%

Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc.
4.70%, 2/1/36	575,000	555,047
4.90%, 2/1/46	800,000	760,688

Anheuser-Busch InBev Finance, Inc.
4.70%, 2/1/36	35,000	33,948
4.90%, 2/1/46	173,000	163,234

Anheuser-Busch InBev Worldwide, Inc.
4.00%, 4/13/28	450,000	444,735
4.75%, 1/23/29	612,000	624,748
4.90%, 1/23/31	335,000	345,100
4.38%, 4/15/38	45,000	41,791
8.20%, 1/15/39	150,000	195,536
5.45%, 1/23/39	460,000	472,779
8.00%, 11/15/39	346,000	444,475
4.35%, 6/1/40	100,000	91,248
4.60%, 4/15/48	275,000	250,591
4.44%, 10/6/48	155,000	138,342
5.55%, 1/23/49	165,000	171,719
4.50%, 6/1/50	141,000	128,073
4.60%, 6/1/60	295,000	263,355

Total Belgium		5,125,409

Bermuda – 0.0%

RenaissanceRe Holdings Ltd. 3.60%, 4/15/29	225,000	209,860

XLIT Ltd. 5.50%, 3/31/45	53,000	54,045

Total Bermuda		263,905

See Notes to Financial Statements.

WisdomTree Trust	95

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2022

Investments in Long Securities	Principal Amount	Value

Brazil – 0.1%

Vale Overseas Ltd.
3.75%, 7/8/30	$418,000	$363,213
6.88%, 11/21/36	127,000	131,193

Total Brazil		494,406

Canada – 0.9%

Bank of Montreal
3.80%, 12/15/32, (3.803% fixed rate until 12/15/27; 5-year U.S. dollar Swap Rate + 1.432% thereafter)(c)	299,000	273,292

Bank of Nova Scotia
4.59%, 5/4/37, (4.588% fixed rate until 2/4/32; 5-year Constant Maturity Treasury Rate + 2.05% thereafter)(c)	250,000	226,440

Barrick Gold Corp. 5.25%, 4/1/42	100,000	97,757

Barrick North America Finance LLC 5.75%, 5/1/43	82,000	84,561

Barrick PD Australia Finance Pty Ltd. 5.95%, 10/15/39	25,000	26,396

Bell Canada
4.30%, 7/29/49	275,000	244,621
3.20%, 2/15/52, Series US-6	160,000	117,290

Canadian National Railway Co. 6.90%, 7/15/28	135,000	152,955

Canadian Natural Resources Ltd.
3.85%, 6/1/27	56,000	53,521
2.95%, 7/15/30	30,000	26,171
7.20%, 1/15/32	209,000	234,839
6.50%, 2/15/37	104,000	109,220
4.95%, 6/1/47	150,000	142,169

Canadian Pacific Railway Co.
4.00%, 6/1/28	46,000	45,135
7.13%, 10/15/31	313,000	364,019
4.80%, 9/15/35	95,000	94,296
3.10%, 12/2/51	61,000	45,294
6.13%, 9/15/2115	85,000	90,075

Cenovus Energy, Inc.
5.25%, 6/15/37	500,000	480,260
3.75%, 2/15/52(d)	75,000	58,040

CI Financial Corp.
3.20%, 12/17/30	260,000	198,091
4.10%, 6/15/51	140,000	92,189

Emera U.S. Finance LP 4.75%, 6/15/46	145,000	128,010

Enbridge, Inc.
2.50%, 1/15/25	450,000	431,393
4.25%, 12/1/26	25,000	24,659
3.70%, 7/15/27	120,000	114,996
3.13%, 11/15/29	107,000	96,962
5.50%, 12/1/46	185,000	189,984
4.00%, 11/15/49	170,000	141,251

Fairfax Financial Holdings Ltd. 4.85%, 4/17/28	157,000	153,902

Manulife Financial Corp.
4.06%, 2/24/32, (4.061% fixed rate until 2/24/27; 5-year U.S. dollar ICE Swap Rate + 1.647% thereafter)(c)	35,000	32,564

Nutrien Ltd.
4.20%, 4/1/29	142,000	138,035
4.13%, 3/15/35	55,000	50,246
5.88%, 12/1/36	60,000	64,414
5.25%, 1/15/45	334,000	328,011

Rogers Communications, Inc.
2.95%, 3/15/25(e)	250,000	242,138
3.20%, 3/15/27(e)	500,000	476,235
4.50%, 3/15/43	50,000	43,176
5.00%, 3/15/44	88,000	81,149
4.30%, 2/15/48	81,000	67,625
4.35%, 5/1/49	217,000	183,215

Suncor Energy, Inc.
7.15%, 2/1/32	22,000	24,634
5.95%, 12/1/34	41,000	42,640
5.95%, 5/15/35	76,000	77,848
6.80%, 5/15/38	93,000	102,913
6.50%, 6/15/38	265,000	286,415
4.00%, 11/15/47	50,000	42,086

TELUS Corp.
3.70%, 9/15/27	130,000	126,693
4.60%, 11/16/48	118,000	110,298

Thomson Reuters Corp. 5.65%, 11/23/43	90,000	90,956

Toronto-Dominion Bank 4.46%, 6/8/32	250,000	245,508

TransCanada PipeLines Ltd.
4.25%, 5/15/28	77,000	75,167
4.63%, 3/1/34	615,000	589,078
4.75%, 5/15/38	140,000	133,130
7.25%, 8/15/38	150,000	178,035
6.10%, 6/1/40	50,000	53,349
5.10%, 3/15/49	97,000	96,351

Total Canada		8,519,697

Chile – 0.1%

Celulosa Arauco y Constitucion SA 3.88%, 11/2/27	205,000	189,584

Enel Chile SA 4.88%, 6/12/28	545,000	537,299

Total Chile		726,883

China – 0.0%

Weibo Corp. 3.38%, 7/8/30	175,000	138,628

France – 0.1%

AXA SA 8.60%, 12/15/30	200,000	249,120

Orange SA
9.00%, 3/1/31	287,000	368,181
5.38%, 1/13/42	120,000	124,758
5.50%, 2/6/44	135,000	142,785

Sanofi 3.63%, 6/19/28	250,000	243,122

See Notes to Financial Statements.

96	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2022

Investments in Long Securities	Principal Amount	Value

TotalEnergies Capital International SA 2.83%, 1/10/30(d)	$225,000	$204,188

Veolia Environnement SA 6.75%, 6/1/38	18,000	21,235

Total France		1,353,389

Germany – 0.1%

Deutsche Bank AG
4.10%, 1/13/26(d)	250,000	243,738
3.55%, 9/18/31, (3.547% fixed rate until 9/18/30; Secured Overnight Financing Rate + 3.043% thereafter)(c)	685,000	563,823

Deutsche Telekom International Finance BV
8.75%, 6/15/30	321,000	396,082
9.25%, 6/1/32(d)	23,000	30,353

Mercedes-Benz Finance North America LLC 8.50%, 1/18/31(d)	100,000	126,598

Total Germany		1,360,594

Ireland – 0.2%

AerCap Ireland Capital DAC / AerCap Global Aviation Trust
4.50%, 9/15/23	350,000	348,295
1.65%, 10/29/24	500,000	463,165
3.65%, 7/21/27	210,000	191,346
3.00%, 10/29/28	250,000	214,345
3.30%, 1/30/32	500,000	403,250
3.40%, 10/29/33	500,000	395,225
3.85%, 10/29/41	200,000	148,488

Total Ireland		2,164,114

Japan – 0.4%

Mitsubishi UFJ Financial Group, Inc.
3.74%, 3/7/29(d)	150,000	141,615
3.20%, 7/18/29	235,000	213,213
2.31%, 7/20/32, (2.309% fixed rate until 7/20/31; 1-year Constant Maturity Treasury Rate + 0.95% thereafter)(c)	260,000	210,351

Mizuho Financial Group, Inc.
4.02%, 3/5/28	200,000	191,290
1.98%, 9/8/31, (1.979% fixed rate until 9/8/30; Secured Overnight Financing Rate + 1.532% thereafter)(c)	200,000	158,142

Nomura Holdings, Inc.
2.65%, 1/16/25	500,000	476,770
3.10%, 1/16/30	390,000	333,290

ORIX Corp. 3.70%, 7/18/27(d)	90,000	86,842

Sumitomo Mitsui Financial Group, Inc.
3.54%, 1/17/28	175,000	165,863
3.04%, 7/16/29	210,000	186,770
3.20%, 9/17/29(d)	246,000	217,496
2.14%, 9/23/30	232,000	185,036

Takeda Pharmaceutical Co. Ltd.
4.40%, 11/26/23	200,000	200,576
5.00%, 11/26/28	366,000	371,131
2.05%, 3/31/30	350,000	293,160
3.18%, 7/9/50	260,000	191,680

Total Japan		3,623,225

Luxembourg – 0.0%

ArcelorMittal SA 6.75%, 3/1/41	150,000	148,290

Mexico – 0.1%

America Movil SAB de CV
3.63%, 4/22/29	314,000	297,085
6.38%, 3/1/35	40,000	45,290

Grupo Televisa SAB 6.63%, 1/15/40	355,000	382,342

Total Mexico		724,717

Netherlands – 0.1%

Cooperatieve Rabobank UA
3.75%, 7/21/26	325,000	310,223
5.25%, 8/4/45	250,000	243,455

Koninklijke Ahold Delhaize NV 5.70%, 10/1/40	40,000	42,177

Total Netherlands		595,855

Norway – 0.1%

Equinor ASA
3.25%, 11/18/49	579,000	463,744
3.70%, 4/6/50	190,000	165,557

Total Norway		629,301

Peru – 0.1%

Southern Copper Corp.
6.75%, 4/16/40	210,000	237,159
5.25%, 11/8/42	75,000	72,803
5.88%, 4/23/45(d)	96,000	100,236

Total Peru		410,198

Spain – 0.1%

Banco Santander SA 2.75%, 12/3/30	410,000	317,897

Telefonica Emisiones SA
4.10%, 3/8/27	120,000	116,527
7.05%, 6/20/36	195,000	214,153
4.67%, 3/6/38	170,000	147,460
5.52%, 3/1/49	150,000	134,703

Telefonica Europe BV 8.25%, 9/15/30	175,000	204,757

Total Spain		1,135,497

Switzerland – 0.0%

Credit Suisse Group AG
4.55%, 4/17/26	100,000	95,971
4.88%, 5/15/45	225,000	182,522

Total Switzerland		278,493

United Kingdom – 1.3%

AstraZeneca PLC 4.38%, 8/17/48	20,000	19,421

Barclays PLC
3.93%, 5/7/25, (3.932% fixed rate until 5/7/24; 3-month U.S. dollar London Interbank Offered Rate + 1.61% thereafter)(c)(f)	500,000	489,190

See Notes to Financial Statements.

WisdomTree Trust	97

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2022

Investments in Long Securities	Principal Amount	Value
4.84%, 5/9/28	$280,000	$265,292
4.97%, 5/16/29, (4.972% fixed rate until 5/16/28; 3-month U.S. dollar London Interbank Offered Rate + 1.902% thereafter)(c)(f)	675,000	645,158
5.09%, 6/20/30, (5.088% fixed rate until 6/20/29; 3-month U.S. dollar London Interbank Offered Rate + 3.054% thereafter)(c)(f)	300,000	280,677
2.65%, 6/24/31, (2.645% fixed rate until 6/24/30; 1-year Constant Maturity Treasury Rate + 1.90% thereafter)(c)	260,000	207,264
5.75%, 8/9/33, (5.746% fixed rate until 8/9/32; 1-year Constant Maturity Treasury Rate + 3.00% thereafter)	250,000	245,090
3.81%, 3/10/42, (3.811% fixed rate until 3/10/41; 1-year Constant Maturity Treasury Rate + 1.70% thereafter)(c)(d)	250,000	182,130
5.25%, 8/17/45	100,000	94,119
4.95%, 1/10/47	330,000	302,854

BAT Capital Corp.
3.22%, 8/15/24	500,000	488,465
3.56%, 8/15/27	807,000	742,029
3.46%, 9/6/29	162,000	139,979
4.91%, 4/2/30	53,000	49,966
4.39%, 8/15/37	275,000	218,460
3.73%, 9/25/40	40,000	28,022
4.54%, 8/15/47	155,000	113,350
4.76%, 9/6/49	100,000	75,840
5.28%, 4/2/50	45,000	36,369
3.98%, 9/25/50	185,000	125,539

BAT International Finance PLC 1.67%, 3/25/26	150,000	133,679

BP Capital Markets PLC 3.72%, 11/28/28	125,000	121,193

British Telecommunications PLC
5.13%, 12/4/28	375,000	369,229
9.63%, 12/15/30	231,000	284,617

CNH Industrial NV 3.85%, 11/15/27	107,000	101,486

GlaxoSmithKline Capital, Inc. 3.88%, 5/15/28	61,000	59,966

HSBC Holdings PLC
4.25%, 8/18/25	500,000	491,835
4.58%, 6/19/29, (4.583% fixed rate until 6/19/28; 3-month U.S. dollar London Interbank Offered Rate + 1.535% thereafter)(c)(f)	250,000	236,113
4.95%, 3/31/30	400,000	389,836
2.80%, 5/24/32, (2.804% fixed rate until 5/24/31; Secured Overnight Financing Rate + 1.187% thereafter)(c)	350,000	278,401
4.76%, 3/29/33, (4.762% fixed rate until 3/29/32; Secured Overnight Financing Rate + 2.53% thereafter)(c)	500,000	446,535

Lloyds Banking Group PLC
4.50%, 11/4/24	400,000	397,988
4.34%, 1/9/48	214,000	175,125

NatWest Group PLC
4.89%, 5/18/29, (4.892% fixed rate until 5/18/28; 3-month U.S. dollar London Interbank Offered Rate + 1.754% thereafter)(c)(f)	267,000	256,608
3.75%, 11/1/29, (3.754% fixed rate until 11/01/24; 5-year Constant Maturity Treasury Rate + 2.10% thereafter)(c)	500,000	475,220
5.08%, 1/27/30, (5.076% fixed rate until 1/27/29; 3-month U.S. dollar London Interbank Offered Rate + 1.905% thereafter)(c)(f)	325,000	315,715
3.03%, 11/28/35, (3.032% fixed rate until 8/28/30; 5-year Constant Maturity Treasury Rate + 2.35% thereafter)(c)	335,000	262,710

nVent Finance Sarl 4.55%, 4/15/28	84,000	79,465

Prudential PLC 3.13%, 4/14/30	91,000	81,228

RELX Capital, Inc.
4.00%, 3/18/29	36,000	34,749
3.00%, 5/22/30	195,000	174,909

Reynolds American, Inc.
5.70%, 8/15/35	152,000	140,352
7.25%, 6/15/37	225,000	233,744
6.15%, 9/15/43	10,000	9,194
5.85%, 8/15/45	126,000	108,255

Santander UK Group Holdings PLC
3.82%, 11/3/28, (3.823% fixed rate until 11/3/27; 3-month U.S. dollar London Interbank Offered Rate + 1.40% thereafter)(c)(f)	200,000	183,280
2.90%, 3/15/32, (2.896% fixed rate until 3/15/31; Secured Overnight Financing Rate + 1.475% thereafter)(c)	250,000	201,703

Unilever Capital Corp. 2.90%, 5/5/27	120,000	114,809

Vodafone Group PLC
4.13%, 5/30/25	500,000	498,415
4.38%, 5/30/28	356,000	352,041
7.88%, 2/15/30(d)	164,000	190,840
5.00%, 5/30/38	82,000	77,864
5.25%, 5/30/48	306,000	286,177
4.88%, 6/19/49	383,000	341,157

Total United Kingdom		12,653,652

United States – 25.5%

AbbVie, Inc.
3.80%, 3/15/25	500,000	493,700
4.25%, 11/14/28	100,000	98,374
3.20%, 11/21/29	624,000	570,841
4.55%, 3/15/35	715,000	686,236
4.50%, 5/14/35	234,000	222,922
4.05%, 11/21/39	130,000	114,767
4.63%, 10/1/42	250,000	230,785
4.85%, 6/15/44	25,000	23,809
4.75%, 3/15/45	271,000	253,927
4.70%, 5/14/45	230,000	215,222

See Notes to Financial Statements.

98	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2022

Investments in Long Securities	Principal Amount	Value
4.45%, 5/14/46	$125,000	$113,534
4.25%, 11/21/49	700,000	616,798

Activision Blizzard, Inc. 1.35%, 9/15/30(d)	405,000	320,614

Adobe, Inc. 2.30%, 2/1/30	44,000	39,035

Adventist Health System 2.95%, 3/1/29	50,000	45,134

AEP Texas, Inc.
3.95%, 6/1/28	110,000	106,315
3.80%, 10/1/47	25,000	20,179
3.45%, 5/15/51	100,000	77,957

AES Corp. 2.45%, 1/15/31	422,000	348,872

Aetna, Inc.
6.63%, 6/15/36	205,000	229,198
4.75%, 3/15/44	85,000	77,718
3.88%, 8/15/47	56,000	45,833

Agilent Technologies, Inc.
2.75%, 9/15/29(d)	33,000	28,981
2.30%, 3/12/31	250,000	206,172

Air Lease Corp.
0.80%, 8/18/24	425,000	393,104
3.63%, 4/1/27	86,000	79,855
3.63%, 12/1/27	45,000	41,006
4.63%, 10/1/28	436,000	411,183

Air Products and Chemicals, Inc. 2.05%, 5/15/30	45,000	38,873

Alexandria Real Estate Equities, Inc.
3.95%, 1/15/28	95,000	91,660
4.50%, 7/30/29	42,000	40,911
3.38%, 8/15/31	675,000	601,553
4.00%, 2/1/50	35,000	29,032
3.00%, 5/18/51	150,000	102,015

Allstate Corp. 3.28%, 12/15/26	108,000	105,101

Ally Financial, Inc. 8.00%, 11/1/31	672,000	747,176

Altria Group, Inc.
4.80%, 2/14/29	271,000	262,531
3.40%, 5/6/30	279,000	241,893
5.80%, 2/14/39	283,000	263,116
3.40%, 2/4/41	55,000	37,258
4.50%, 5/2/43	125,000	95,245
5.38%, 1/31/44	50,000	44,227
3.88%, 9/16/46	67,000	46,293
5.95%, 2/14/49	124,000	111,423
4.45%, 5/6/50	75,000	55,381
3.70%, 2/4/51	155,000	101,201
4.00%, 2/4/61	140,000	95,206

Amcor Flexibles North America, Inc. 2.69%, 5/25/31(d)	325,000	267,501

Ameren Corp. 3.65%, 2/15/26	50,000	48,733

Ameren Illinois Co. 1.55%, 11/15/30	250,000	204,292

American Airlines Pass-Through Trust
3.15%, 8/15/33, Series 2019-1, Class AA	216,107	190,862

American Electric Power Co., Inc.
1.00%, 11/1/25, Series N	25,000	22,451
4.30%, 12/1/28, Series J	30,000	29,182
3.25%, 3/1/50	40,000	28,618

American Equity Investment Life Holding Co. 5.00%, 6/15/27	50,000	48,839

American Homes 4 Rent LP 4.25%, 2/15/28	137,000	132,393

American Honda Finance Corp. 1.80%, 1/13/31	245,000	201,694

American International Group, Inc.
3.88%, 1/15/35	463,000	422,974
4.38%, 6/30/50	181,000	162,784

American Tower Corp.
3.55%, 7/15/27	175,000	165,396
1.50%, 1/31/28	181,000	152,031
3.80%, 8/15/29	479,000	442,337
2.90%, 1/15/30	415,000	357,942
2.30%, 9/15/31	140,000	111,222
3.10%, 6/15/50	220,000	153,377
2.95%, 1/15/51	70,000	47,210

American Water Capital Corp.
2.95%, 9/1/27	32,000	30,122
3.75%, 9/1/28	434,000	421,058
4.00%, 12/1/46	28,000	24,058
3.75%, 9/1/47	270,000	229,324
4.20%, 9/1/48	80,000	72,067
3.45%, 5/1/50	75,000	59,241

AmerisourceBergen Corp.
3.45%, 12/15/27	117,000	111,830
2.70%, 3/15/31	410,000	349,090

Amgen, Inc.
1.90%, 2/21/25	850,000	809,837
2.20%, 2/21/27	100,000	91,968
3.20%, 11/2/27	161,000	154,095
2.45%, 2/21/30	421,000	368,859
2.00%, 1/15/32	285,000	231,759
3.15%, 2/21/40	150,000	118,842
2.80%, 8/15/41	245,000	184,032
4.40%, 5/1/45	251,000	226,462
4.56%, 6/15/48	200,000	185,402
3.38%, 2/21/50	250,000	189,880
4.66%, 6/15/51	325,000	305,432
3.00%, 1/15/52	356,000	251,809
2.77%, 9/1/53	85,000	56,688

Amphenol Corp. 2.80%, 2/15/30	230,000	201,259

Analog Devices, Inc. 3.50%, 12/5/26	83,000	81,616

Aon Corp. 4.50%, 12/15/28	509,000	504,592

Aon Corp. / Aon Global Holdings PLC 2.90%, 8/23/51	160,000	111,206

See Notes to Financial Statements.

WisdomTree Trust	99

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2022

Investments in Long Securities	Principal Amount	Value

Aon Global Ltd. 4.75%, 5/15/45	$175,000	$163,012

Appalachian Power Co. 3.30%, 6/1/27, Series X	100,000	95,283

Aptiv PLC
4.35%, 3/15/29	75,000	70,561
5.40%, 3/15/49	150,000	133,234

Arch Capital Group Ltd. 3.64%, 6/30/50	257,000	200,717

Arch Capital Group U.S., Inc. 5.14%, 11/1/43	35,000	33,797

Ares Capital Corp. 2.88%, 6/15/28	421,000	349,451

Arizona Public Service Co. 2.95%, 9/15/27(d)	33,000	30,594

Arrow Electronics, Inc. 3.88%, 1/12/28	137,000	129,369

Arthur J Gallagher & Co. 3.50%, 5/20/51	190,000	145,259

Assurant, Inc. 4.90%, 3/27/28	25,000	24,722

Assured Guaranty U.S. Holdings, Inc. 3.60%, 9/15/51	60,000	44,375

AT&T, Inc.
3.88%, 1/15/26	60,000	59,540
2.30%, 6/1/27	125,000	113,800
4.10%, 2/15/28	234,000	228,073
4.35%, 3/1/29	659,000	642,545
4.30%, 2/15/30	517,000	497,556
2.75%, 6/1/31	360,000	308,146
2.25%, 2/1/32	760,000	615,600
2.55%, 12/1/33	931,000	743,832
4.50%, 5/15/35	114,000	107,234
5.25%, 3/1/37	98,000	98,472
4.85%, 3/1/39	135,000	127,621
3.50%, 6/1/41	75,000	59,220
4.30%, 12/15/42	275,000	238,799
5.15%, 11/15/46	22,000	21,431
4.55%, 3/9/49	29,000	25,970
5.15%, 2/15/50	205,000	199,412
3.65%, 6/1/51	200,000	153,150
3.30%, 2/1/52	413,000	298,492
3.50%, 9/15/53	330,000	245,447
3.55%, 9/15/55	660,000	483,641
3.80%, 12/1/57	970,000	734,523
3.65%, 9/15/59	494,000	359,207
3.85%, 6/1/60	153,000	115,460

Athene Holding Ltd.
4.13%, 1/12/28	403,000	378,828
3.95%, 5/25/51	38,000	28,366

Autodesk, Inc.
3.50%, 6/15/27	178,000	171,603
2.40%, 12/15/31	20,000	16,545

AutoNation, Inc. 3.80%, 11/15/27	190,000	175,081

AutoZone, Inc.
3.13%, 4/18/24	50,000	49,204
3.75%, 6/1/27	113,000	110,235
3.75%, 4/18/29	175,000	165,105
1.65%, 1/15/31	270,000	212,814

AvalonBay Communities, Inc.
3.20%, 1/15/28	85,000	79,711
3.30%, 6/1/29	275,000	255,623

Avangrid, Inc. 3.80%, 6/1/29	150,000	140,328

Avery Dennison Corp. 4.88%, 12/6/28	41,000	41,438

AXIS Specialty Finance LLC 3.90%, 7/15/29	225,000	208,982

AXIS Specialty Finance PLC 4.00%, 12/6/27(d)	45,000	43,413

Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc.
3.34%, 12/15/27	30,000	28,151
3.14%, 11/7/29	225,000	202,097

Baltimore Gas and Electric Co. 2.25%, 6/15/31	715,000	606,935

Bank of America Corp.
4.00%, 1/22/25	450,000	446,427
3.95%, 4/21/25, Series L	200,000	198,058
4.45%, 3/3/26	400,000	398,560
4.18%, 11/25/27, Series L	104,000	101,546
3.42%, 12/20/28, (3.419% fixed rate until 12/20/27; 3-month U.S. dollar London Interbank Offered Rate + 1.04% thereafter)(c)(f)	250,000	232,212
3.97%, 3/5/29, (3.97% fixed rate until 3/5/28; 3-month U.S. dollar London Interbank Offered Rate + 1.07% thereafter)(c)(f)	100,000	94,656
2.09%, 6/14/29, (2.087% fixed rate until 6/14/28; Secured Overnight Financing Rate + 1.06% thereafter)(c)	325,000	276,689
2.88%, 10/22/30, (2.884% fixed rate until 10/22/29; 3-month U.S. dollar London Interbank Offered Rate + 1.19% thereafter)(c)(f)	125,000	108,723
2.50%, 2/13/31, (2.496% fixed rate until 2/13/30; 3-month U.S. dollar London Interbank Offered Rate + 0.99% thereafter)(c)(f)	320,000	268,954
2.65%, 3/11/32, Series N, (2.651% fixed rate until 3/11/31; Secured Overnight Financing Rate + 1.22% thereafter)(c)	856,000	710,951
2.69%, 4/22/32, (2.687% fixed rate until 4/22/31; Secured Overnight Financing Rate + 1.32% thereafter)(c)	860,000	715,193
2.97%, 2/4/33, (2.972% fixed rate until 2/4/32; Secured Overnight Financing Rate + 1.33% thereafter)(c)	375,000	316,672
2.48%, 9/21/36, (2.482% fixed rate until 9/21/31; 5-year Constant Maturity Treasury Rate + 1.20% thereafter)(c)	470,000	364,085

See Notes to Financial Statements.

100	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2022

Investments in Long Securities	Principal Amount	Value
4.24%, 4/24/38, (4.244% fixed rate until 4/24/37; 3-month U.S. dollar London Interbank Offered Rate + 1.814% thereafter)(c)(f)	$76,000	$68,994
7.75%, 5/14/38	250,000	309,047
4.08%, 3/20/51, (4.083% fixed rate until 3/20/50; 3-month U.S. dollar London Interbank Offered Rate + 3.15% thereafter)(c)(f)	60,000	51,517

BankUnited, Inc. 5.13%, 6/11/30	125,000	121,201

Baxalta, Inc. 5.25%, 6/23/45	14,000	13,907

Baxter International, Inc.
3.95%, 4/1/30	400,000	377,524
1.73%, 4/1/31	260,000	205,288

Becton Dickinson and Co.
1.96%, 2/11/31	250,000	204,412
4.69%, 12/15/44	33,000	31,372
4.67%, 6/6/47	124,000	118,369
3.79%, 5/20/50	112,000	93,147

Berkshire Hathaway Energy Co. 3.25%, 4/15/28	148,000	140,103

Berry Global, Inc. 1.65%, 1/15/27	175,000	150,834

Biogen, Inc.
2.25%, 5/1/30	175,000	143,491
3.15%, 5/1/50	245,000	167,107
3.25%, 2/15/51	157,000	110,019

Black Hills Corp.
2.50%, 6/15/30(d)	160,000	132,782
4.35%, 5/1/33	150,000	138,010
4.20%, 9/15/46	50,000	41,749
3.88%, 10/15/49	70,000	56,121

Blackstone Private Credit Fund 2.70%, 1/15/25	500,000	464,125

Block Financial LLC 3.88%, 8/15/30	255,000	231,782

Boardwalk Pipelines LP
4.45%, 7/15/27	110,000	105,834
3.40%, 2/15/31	210,000	178,531

Boeing Co.
4.88%, 5/1/25	500,000	501,890
2.80%, 3/1/27	285,000	259,852
3.25%, 3/1/28	649,000	593,283
5.15%, 5/1/30	382,000	376,098
3.63%, 2/1/31	200,000	177,566
3.60%, 5/1/34	337,000	274,460
6.63%, 2/15/38	220,000	232,553
3.55%, 3/1/38	50,000	37,693
6.88%, 3/15/39	70,000	75,330
5.88%, 2/15/40	130,000	128,007
5.71%, 5/1/40	151,000	144,737
3.38%, 6/15/46	60,000	41,225
3.85%, 11/1/48	50,000	35,768
3.75%, 2/1/50	60,000	43,232
5.81%, 5/1/50	300,000	288,174
5.93%, 5/1/60	567,000	542,517

Bon Secours Mercy Health, Inc.
3.46%, 6/1/30	61,000	57,219
2.10%, 6/1/31, Series 20-2	100,000	82,026

Booking Holdings, Inc. 4.63%, 4/13/30	175,000	176,010

BorgWarner, Inc. 4.38%, 3/15/45	27,000	21,857

Boston Properties LP
4.50%, 12/1/28	50,000	48,736
2.90%, 3/15/30	77,000	65,689
2.45%, 10/1/33	650,000	492,661

Boston Scientific Corp.
6.75%, 11/15/35	165,000	188,022
4.70%, 3/1/49	16,000	15,297

BP Capital Markets America, Inc.
3.02%, 1/16/27	142,000	136,100
4.23%, 11/6/28	35,000	34,653
2.72%, 1/12/32	103,000	89,855

Brandywine Operating Partnership LP 4.55%, 10/1/29	190,000	178,948

Brighthouse Financial, Inc.
5.63%, 5/15/30	350,000	346,874
4.70%, 6/22/47	25,000	19,790

Bristol-Myers Squibb Co.
1.45%, 11/13/30	113,000	92,368
4.25%, 10/26/49	25,000	23,194

Brixmor Operating Partnership LP 4.05%, 7/1/30	281,000	250,556

Broadcom Corp. / Broadcom Cayman Finance Ltd. 3.88%, 1/15/27	105,000	101,030

Broadcom, Inc.
1.95%, 2/15/28(e)	233,000	200,086
4.75%, 4/15/29	500,000	491,635
5.00%, 4/15/30	250,000	244,610
4.15%, 11/15/30	790,000	721,870
2.60%, 2/15/33(e)	280,000	215,558
3.42%, 4/15/33(e)	675,000	557,145
3.47%, 4/15/34(e)	180,000	146,104
3.50%, 2/15/41(e)	246,000	185,445
3.75%, 2/15/51(e)	345,000	255,145

Broadridge Financial Solutions, Inc. 2.90%, 12/1/29	325,000	286,172

Broadstone Net Lease LLC 2.60%, 9/15/31	350,000	275,954

Brown & Brown, Inc. 2.38%, 3/15/31	620,000	492,714

Brunswick Corp. 2.40%, 8/18/31	20,000	14,874

Bunge Ltd. Finance Corp.
3.75%, 9/25/27	114,000	110,574
2.75%, 5/14/31	75,000	62,907

Burlington Northern Santa Fe LLC 5.40%, 6/1/41	50,000	53,181

Camden Property Trust 2.80%, 5/15/30	20,000	17,746

See Notes to Financial Statements.

WisdomTree Trust	101

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2022

Investments in Long Securities	Principal Amount	Value

Campbell Soup Co.
2.38%, 4/24/30(d)	$250,000	$211,757
4.80%, 3/15/48	133,000	124,008

Capital One Financial Corp.
4.17%, 5/9/25, (4.166% fixed rate until 5/09/24; Secured Overnight Financing Rate + 1.37% thereafter)(c)	500,000	496,075
2.64%, 3/3/26, (2.636% fixed rate until 3/3/25; Secured Overnight Financing Rate + 1.29% thereafter)(c)	500,000	474,170
3.75%, 3/9/27	225,000	216,277
3.80%, 1/31/28	280,000	265,350
5.27%, 5/10/33, (5.268% fixed rate until 5/10/22; Secured Overnight Financing Rate + 2.37% thereafter)(c)	250,000	244,862

Cardinal Health, Inc.
3.41%, 6/15/27	184,000	177,376
4.50%, 11/15/44	102,000	86,921
4.90%, 9/15/45	75,000	68,339

Carlisle Cos., Inc.
3.75%, 12/1/27	126,000	119,636
2.75%, 3/1/30	27,000	23,162

Carrier Global Corp.
2.70%, 2/15/31	305,000	260,321
3.38%, 4/5/40	125,000	98,828
3.58%, 4/5/50	244,000	186,192

CDW LLC / CDW Finance Corp.
5.50%, 12/1/24	125,000	127,961
3.57%, 12/1/31	476,000	401,535

Celanese U.S. Holdings LLC 5.90%, 7/5/24	500,000	504,170

CenterPoint Energy Resources Corp. 4.00%, 4/1/28	105,000	101,780

CF Industries, Inc. 4.95%, 6/1/43	185,000	164,944

Charles Schwab Corp. 1.95%, 12/1/31	250,000	204,352

Charter Communications Operating LLC / Charter Communications Operating Capital
4.20%, 3/15/28	150,000	141,646
5.05%, 3/30/29	140,000	134,730
2.80%, 4/1/31	365,000	295,946
6.38%, 10/23/35	655,000	653,173
3.50%, 6/1/41	280,000	194,774
3.50%, 3/1/42	100,000	69,694
6.48%, 10/23/45	322,000	307,574
5.38%, 5/1/47	74,000	63,266
5.75%, 4/1/48	47,000	41,751
5.13%, 7/1/49	202,000	164,820
4.80%, 3/1/50	200,000	157,674
3.70%, 4/1/51	430,000	286,922
3.90%, 6/1/52	170,000	115,486
3.85%, 4/1/61	245,000	159,872
4.40%, 12/1/61	310,000	219,716
3.95%, 6/30/62	186,000	123,378

Cheniere Corpus Christi Holdings LLC
5.13%, 6/30/27	425,000	424,707
3.70%, 11/15/29	75,000	69,103

Chubb INA Holdings, Inc. 1.38%, 9/15/30	505,000	404,207

Church & Dwight Co., Inc. 3.15%, 8/1/27	240,000	228,274

Cigna Corp.
4.13%, 11/15/25	150,000	149,113
3.40%, 3/1/27	130,000	124,328
3.05%, 10/15/27	165,000	153,759
4.38%, 10/15/28	651,000	641,827
2.38%, 3/15/31	127,000	106,928
4.80%, 8/15/38	27,000	26,087
6.13%, 11/15/41	21,000	22,870
4.80%, 7/15/46	243,000	227,448
3.88%, 10/15/47	221,000	178,833
4.90%, 12/15/48	150,000	143,050
3.40%, 3/15/50	225,000	169,506
3.40%, 3/15/51	120,000	90,804

Cintas Corp. No. 2 3.70%, 4/1/27	48,000	47,365

Cisco Systems, Inc. 5.50%, 1/15/40	50,000	54,588

Citigroup, Inc.
4.40%, 6/10/25	500,000	498,410
4.45%, 9/29/27	347,000	338,773
3.67%, 7/24/28, (3.668% fixed rate until 7/24/27; 3-month U.S. dollar London Interbank Offered Rate + 1.39% thereafter)(c)(f)	250,000	234,577
4.13%, 7/25/28	347,000	331,083
2.98%, 11/5/30, (2.976% fixed rate until 11/5/29; Secured Overnight Financing Rate + 1.422% thereafter)(c)	215,000	187,710
2.67%, 1/29/31, (2.666% fixed rate until 1/29/30; Secured Overnight Financing Rate + 1.146% thereafter)(c)	142,000	120,511
2.56%, 5/1/32, (2.561% fixed rate until 5/1/31; Secured Overnight Financing Rate + 1.167% thereafter)(c)	215,000	176,420
6.63%, 6/15/32	386,000	420,007
3.06%, 1/25/33, (3.057% fixed rate until 1/25/32; Secured Overnight Financing Rate + 1.351% thereafter)(c)	275,000	233,156
3.79%, 3/17/33, (3.785% fixed rate until 3/17/32; Secured Overnight Financing Rate + 1.939% thereafter)(c)	500,000	450,315
6.00%, 10/31/33	50,000	52,379
6.68%, 9/13/43	158,000	179,245
4.75%, 5/18/46	100,000	90,239

Citizens Financial Group, Inc. 2.85%, 7/27/26	334,000	316,605

Citrix Systems, Inc. 3.30%, 3/1/30	250,000	245,825

Clorox Co. 3.10%, 10/1/27	125,000	118,721

CMS Energy Corp.
3.45%, 8/15/27	157,000	149,381
4.75%, 6/1/50, (4.75% fixed rate until 3/1/30; 5-year Constant Maturity Treasury Rate + 4.116% thereafter)(c)	82,000	75,750

See Notes to Financial Statements.

102	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2022

Investments in Long Securities	Principal Amount	Value

CNA Financial Corp. 2.05%, 8/15/30	$360,000	$289,192

CNH Industrial Capital LLC 4.20%, 1/15/24	91,000	90,833

Coca-Cola Co.
2.00%, 3/5/31	179,000	153,396
1.38%, 3/15/31	50,000	40,749
2.75%, 6/1/60	50,000	35,751

Comcast Corp.
2.65%, 2/1/30	56,000	49,629
1.95%, 1/15/31	225,000	186,721
1.50%, 2/15/31(d)	260,000	208,694
2.99%, 11/1/63	46,000	30,857

CommonSpirit Health
4.35%, 11/1/42	180,000	161,755
3.91%, 10/1/50	100,000	78,599

Conagra Brands, Inc.
7.00%, 10/1/28	228,000	246,523
4.85%, 11/1/28	187,000	185,151
8.25%, 9/15/30	335,000	390,871
5.40%, 11/1/48	10,000	9,554

ConocoPhillips 6.95%, 4/15/29	130,000	148,765

Consolidated Edison Co. of New York, Inc.
2.40%, 6/15/31	100,000	85,493
4.45%, 3/15/44	10,000	9,331

Constellation Brands, Inc.
3.70%, 12/6/26	240,000	232,658
3.50%, 5/9/27	87,000	83,287
2.88%, 5/1/30	260,000	226,491
4.50%, 5/9/47	125,000	111,359
4.10%, 2/15/48	110,000	92,558

Constellation Energy Generation LLC
6.25%, 10/1/39	120,000	126,571
5.60%, 6/15/42	97,000	96,434

Consumers Energy Co. 3.80%, 11/15/28	75,000	72,998

Continental Airlines Pass-Through Trust 4.00%, 4/29/26, Series 2012-2, Class A	9,527	9,077

Corebridge Financial, Inc.
3.85%, 4/5/29(e)	250,000	230,582
3.90%, 4/5/32(e)	300,000	270,045

Corning, Inc.
4.75%, 3/15/42	75,000	69,952
5.45%, 11/15/79	250,000	229,902

Costco Wholesale Corp. 1.60%, 4/20/30	100,000	84,456

Crown Castle, Inc.
1.35%, 7/15/25	50,000	45,882
4.00%, 3/1/27	220,000	214,060
3.65%, 9/1/27	104,000	98,980
3.80%, 2/15/28	95,000	89,747
4.30%, 2/15/29	205,000	197,114
3.10%, 11/15/29	102,000	90,265
2.25%, 1/15/31	405,000	328,625
4.75%, 5/15/47	190,000	171,939
5.20%, 2/15/49	85,000	80,799

CSX Corp.
3.25%, 6/1/27	99,000	95,377
3.80%, 3/1/28	156,000	152,800
6.00%, 10/1/36	250,000	275,830
4.10%, 3/15/44	71,000	63,164
3.80%, 11/1/46	130,000	110,973
4.30%, 3/1/48	155,000	141,952
4.75%, 11/15/48	135,000	132,281
4.50%, 3/15/49	145,000	136,590
3.80%, 4/15/50	75,000	63,416
3.95%, 5/1/50	25,000	21,795
2.50%, 5/15/51	35,000	23,213
4.65%, 3/1/68	60,000	55,313

CubeSmart LP
2.25%, 12/15/28	78,000	66,004
4.38%, 2/15/29	150,000	144,705
2.50%, 2/15/32	200,000	161,500

CVS Health Corp.
3.88%, 7/20/25	434,000	431,027
6.25%, 6/1/27	125,000	135,360
4.30%, 3/25/28	947,000	936,886
3.25%, 8/15/29	597,000	547,204
4.88%, 7/20/35	653,000	637,779
4.78%, 3/25/38	111,000	106,341
6.13%, 9/15/39	25,000	26,921
4.13%, 4/1/40	225,000	196,974
2.70%, 8/21/40	225,000	162,520
5.13%, 7/20/45	143,000	137,330
5.05%, 3/25/48	550,000	530,013
4.25%, 4/1/50	125,000	107,595

Danaher Corp. 2.60%, 10/1/50	345,000	239,151

Dayton Power & Light Co. 3.95%, 6/15/49	100,000	85,427

Dell International LLC / EMC Corp.
6.02%, 6/15/26	500,000	519,665
6.10%, 7/15/27	122,000	128,512
5.30%, 10/1/29	290,000	288,593
8.10%, 7/15/36	298,000	346,634
3.45%, 12/15/51(e)	140,000	91,476

Dell, Inc. 7.10%, 4/15/28	112,000	122,034

Devon Energy Corp.
7.95%, 4/15/32	75,000	87,446
4.75%, 5/15/42	200,000	181,322
5.00%, 6/15/45	206,000	190,589

DH Europe Finance II Sarl
3.25%, 11/15/39	140,000	116,435
3.40%, 11/15/49	50,000	40,430

Diamondback Energy, Inc.
3.50%, 12/1/29	225,000	204,664
3.13%, 3/24/31	160,000	138,829
4.40%, 3/24/51	37,000	31,534

Digital Realty Trust LP
3.70%, 8/15/27	163,000	155,724
4.45%, 7/15/28(d)	257,000	251,726
3.60%, 7/1/29	50,000	46,097

See Notes to Financial Statements.

WisdomTree Trust	103

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2022

Investments in Long Securities	Principal Amount	Value

Dignity Health 5.27%, 11/1/64	$105,000	$99,102

Discover Bank 4.65%, 9/13/28	358,000	344,485

Discovery Communications LLC
3.95%, 3/20/28	188,000	172,733
4.13%, 5/15/29	425,000	388,335
5.00%, 9/20/37	250,000	218,870
5.30%, 5/15/49	25,000	20,775
4.00%, 9/15/55	499,000	330,942

Dollar General Corp. 3.50%, 4/3/30	268,000	247,399

Dollar Tree, Inc. 2.65%, 12/1/31(d)	350,000	291,917

Dominion Energy, Inc.
4.25%, 6/1/28	75,000	73,787
3.38%, 4/1/30, Series C	640,000	583,443
5.25%, 8/1/33, Series F	45,000	45,612
7.00%, 6/15/38	25,000	28,324
3.30%, 4/15/41, Series B	140,000	111,408
4.60%, 3/15/49, Series A	47,000	43,812

Dow Chemical Co.
4.80%, 11/30/28	272,000	274,037
7.38%, 11/1/29	105,000	120,947
4.25%, 10/1/34	145,000	134,725
5.25%, 11/15/41	128,000	125,970
4.38%, 11/15/42	105,000	92,142
5.55%, 11/30/48	250,000	253,567

DTE Electric Co. 2.63%, 3/1/31, Series C	250,000	221,797

Duke Energy Carolinas LLC 3.45%, 4/15/51	50,000	40,622

Duke Energy Corp.
3.40%, 6/15/29	92,000	85,196
2.45%, 6/1/30	260,000	219,944
2.55%, 6/15/31	608,000	507,917
3.30%, 6/15/41	150,000	116,060
4.80%, 12/15/45	10,000	9,329
3.75%, 9/1/46	200,000	157,440
3.95%, 8/15/47	75,000	61,112
4.20%, 6/15/49	50,000	42,429

Duke Energy Progress LLC
3.70%, 9/1/28	60,000	58,613
3.45%, 3/15/29	110,000	104,931

Duke Realty LP
3.25%, 6/30/26	41,000	39,289
4.00%, 9/15/28	45,000	43,723
1.75%, 2/1/31	260,000	210,062

DuPont de Nemours, Inc.
4.73%, 11/15/28	544,000	549,707
5.42%, 11/15/48	202,000	198,903

Eastman Chemical Co.
4.50%, 12/1/28	40,000	39,121
4.65%, 10/15/44	120,000	105,173

Eaton Corp.
3.10%, 9/15/27	226,000	214,953
4.00%, 11/2/32	101,000	97,402
4.15%, 11/2/42	100,000	90,215

Eaton Vance Corp. 3.50%, 4/6/27	260,000	249,309

eBay, Inc.
2.60%, 5/10/31(d)	225,000	186,894
4.00%, 7/15/42	140,000	116,494

Ecolab, Inc.
3.25%, 12/1/27	25,000	24,284
4.80%, 3/24/30	246,000	253,857

Edison International 4.13%, 3/15/28	20,000	18,867

Electronic Arts, Inc. 1.85%, 2/15/31	344,000	281,850

Elevance Health, Inc.
2.38%, 1/15/25	500,000	480,440
3.65%, 12/1/27	42,000	40,715
2.25%, 5/15/30	490,000	417,994
2.55%, 3/15/31	375,000	321,941
4.63%, 5/15/42	30,000	28,637
5.10%, 1/15/44	242,000	242,000
4.65%, 8/15/44	26,000	24,424
4.38%, 12/1/47	79,000	73,084
3.13%, 5/15/50	162,000	121,605
3.60%, 3/15/51	287,000	231,494

Eli Lilly & Co. 3.38%, 3/15/29	137,000	132,894

Energy Transfer LP
2.90%, 5/15/25	450,000	426,838
4.40%, 3/15/27	10,000	9,696
5.50%, 6/1/27	125,000	126,567
4.00%, 10/1/27	486,000	462,269
4.95%, 5/15/28	170,000	166,161
4.15%, 9/15/29	192,000	176,648
3.75%, 5/15/30	175,000	157,850
6.63%, 10/15/36	50,000	51,229
5.80%, 6/15/38, Series 20Y	275,000	258,525
7.50%, 7/1/38	50,000	54,562
6.10%, 2/15/42	100,000	95,810
4.95%, 1/15/43	54,000	45,338
5.00%, 5/15/44	60,000	51,371
5.35%, 5/15/45	180,000	159,804
5.30%, 4/15/47	85,000	74,394
5.40%, 10/1/47	60,000	53,647
6.25%, 4/15/49	75,000	73,784
5.00%, 5/15/50	175,000	150,395

Enstar Group Ltd. 4.95%, 6/1/29	196,000	184,532

Entergy Corp. 2.80%, 6/15/30	335,000	287,219

Enterprise Products Operating LLC
4.15%, 10/16/28	371,000	364,151
3.13%, 7/31/29	152,000	137,983
6.65%, 10/15/34, Series H	290,000	323,588
7.55%, 4/15/38	50,000	59,009
5.95%, 2/1/41	175,000	183,853
4.45%, 2/15/43	200,000	178,032
4.85%, 3/15/44	100,000	93,226
5.10%, 2/15/45	75,000	71,772
4.25%, 2/15/48	120,000	103,097

See Notes to Financial Statements.

104	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2022

Investments in Long Securities	Principal Amount	Value
4.95%, 10/15/54	$175,000	$160,431
3.95%, 1/31/60	270,000	211,278
5.25%, 8/16/77, Series E, (5.25% fixed rate until 8/16/27; 3-month U.S. dollar London Interbank Offered Rate + 3.033% thereafter)(c)(f)	68,000	59,552
5.38%, 2/15/78, (5.375% fixed rate until 2/15/78; 3-month U.S. dollar London Interbank Offered Rate + 2.57% thereafter)(c)(f)	100,000	82,776

EPR Properties
4.75%, 12/15/26	15,000	14,041
3.60%, 11/15/31	44,000	34,513

EQT Corp. 6.13%, 2/1/25	500,000	514,175

Equifax, Inc. 2.60%, 12/15/25	500,000	469,745

Equinix, Inc.
1.80%, 7/15/27	48,000	42,046
3.20%, 11/18/29	430,000	385,366
2.15%, 7/15/30	185,000	151,143
3.90%, 4/15/32	250,000	227,077
3.00%, 7/15/50	134,000	92,295
2.95%, 9/15/51	140,000	94,905

Equitable Holdings, Inc.
4.35%, 4/20/28	329,000	323,831
5.00%, 4/20/48	95,000	89,096

ERP Operating LP
3.50%, 3/1/28	112,000	105,795
4.15%, 12/1/28	183,000	177,272

Essential Properties LP 2.95%, 7/15/31	193,000	148,546

Essential Utilities, Inc. 3.57%, 5/1/29	367,000	341,475

Essex Portfolio LP
4.00%, 3/1/29	125,000	118,439
3.00%, 1/15/30	135,000	118,309
1.65%, 1/15/31	256,000	199,132
4.50%, 3/15/48	25,000	22,205

Estee Lauder Cos., Inc. 1.95%, 3/15/31(d)	260,000	219,578

Everest Reinsurance Holdings, Inc.
3.50%, 10/15/50	250,000	187,937
3.13%, 10/15/52	32,000	22,279

Evergy Metro, Inc. 4.20%, 6/15/47	50,000	44,754

Evergy, Inc. 2.90%, 9/15/29	160,000	140,402

Eversource Energy
4.20%, 6/27/24	500,000	500,280
1.65%, 8/15/30, Series R	300,000	240,417

Exelon Corp.
2.75%, 3/15/27(e)	100,000	93,635
3.35%, 3/15/32(e)	500,000	449,045
4.95%, 6/15/35	51,000	50,142
4.45%, 4/15/46	30,000	26,940

Expedia Group, Inc.
3.25%, 2/15/30	275,000	238,821
2.95%, 3/15/31	475,000	395,347

Extra Space Storage LP 2.55%, 6/1/31	95,000	77,725

Federal Realty Investment Trust
3.20%, 6/15/29	71,000	63,713
4.50%, 12/1/44	130,000	114,478

FedEx Corp.
3.40%, 2/15/28	65,000	62,295
3.10%, 8/5/29	277,000	253,574
4.25%, 5/15/30	250,000	244,387
4.90%, 1/15/34	100,000	100,991
3.25%, 5/15/41	145,000	113,596
4.75%, 11/15/45	250,000	232,307
4.40%, 1/15/47	170,000	150,962
4.05%, 2/15/48	75,000	63,425
5.25%, 5/15/50(d)	160,000	158,658

Fidelity National Financial, Inc. 4.50%, 8/15/28	200,000	195,440

Fidelity National Information Services, Inc.
0.60%, 3/1/24	175,000	166,000
1.65%, 3/1/28	503,000	430,125
5.10%, 7/15/32	500,000	498,970

Fifth Third Bancorp
3.65%, 1/25/24	210,000	208,809
8.25%, 3/1/38	250,000	323,297

First Republic Bank 4.38%, 8/1/46	75,000	64,603

Fiserv, Inc.
2.75%, 7/1/24	481,000	469,206
4.20%, 10/1/28	297,000	288,286
2.65%, 6/1/30	423,000	361,851
4.40%, 7/1/49	188,000	162,806

Flex Ltd. 4.88%, 6/15/29	50,000	47,416

Flowers Foods, Inc. 3.50%, 10/1/26	8,000	7,648

FMC Corp.
3.45%, 10/1/29	100,000	89,602
4.50%, 10/1/49	157,000	132,776

Ford Foundation 2.42%, 6/1/50, Series 2020	75,000	52,596

Fox Corp.
4.71%, 1/25/29	314,000	311,234
3.50%, 4/8/30	96,000	87,235
5.48%, 1/25/39	215,000	210,713
5.58%, 1/25/49	37,000	36,132

Freeport-McMoRan, Inc.
4.13%, 3/1/28	445,000	416,938
5.40%, 11/14/34	90,000	85,612

FS KKR Capital Corp.
3.40%, 1/15/26	100,000	91,088
3.13%, 10/12/28	240,000	195,917

GATX Corp.
3.85%, 3/30/27	135,000	128,451
3.50%, 3/15/28	100,000	92,578

See Notes to Financial Statements.

WisdomTree Trust	105

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2022

Investments in Long Securities	Principal Amount	Value
4.55%, 11/7/28(d)	$90,000	$87,184
4.70%, 4/1/29	66,000	64,191
1.90%, 6/1/31	190,000	146,765

GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/35	770,000	726,418

General Dynamics Corp.
2.13%, 8/15/26	114,000	107,103
2.63%, 11/15/27	67,000	62,330

General Electric Co.
6.75%, 3/15/32, Series MTNA	213,000	241,678
5.88%, 1/14/38	158,000	166,921
6.88%, 1/10/39, Series GMTN	210,000	241,905

General Mills, Inc.
3.20%, 2/10/27	28,000	27,028
4.20%, 4/17/28	435,000	432,855
2.25%, 10/14/31	260,000	215,756
3.00%, 2/1/51	125,000	91,408

General Motors Co.
6.80%, 10/1/27	500,000	530,725
5.00%, 4/1/35	185,000	166,609
6.60%, 4/1/36	520,000	527,498
5.15%, 4/1/38	135,000	119,040
6.25%, 10/2/43	175,000	167,792
5.95%, 4/1/49	225,000	209,248

General Motors Financial Co., Inc.
1.05%, 3/8/24	525,000	498,703
1.50%, 6/10/26	784,000	688,964
3.85%, 1/5/28	131,000	120,477

Georgia Power Co.
2.20%, 9/15/24, Series A	50,000	48,353
4.30%, 3/15/43	25,000	21,977
3.25%, 3/15/51, Series A	105,000	78,000

Gilead Sciences, Inc.
3.65%, 3/1/26	500,000	491,245
2.95%, 3/1/27(d)	72,000	68,268
1.65%, 10/1/30	575,000	468,130
2.60%, 10/1/40	235,000	171,216
4.80%, 4/1/44	435,000	413,763
2.80%, 10/1/50	178,000	122,475

Global Payments, Inc.
4.45%, 6/1/28	85,000	81,808
3.20%, 8/15/29	572,000	500,231
5.40%, 8/15/32	500,000	490,375
4.15%, 8/15/49	43,000	32,961

Globe Life, Inc.
4.55%, 9/15/28	75,000	73,838
2.15%, 8/15/30	130,000	105,825

GLP Capital LP / GLP Financing II, Inc.
5.75%, 6/1/28	455,000	452,074
4.00%, 1/15/30	400,000	351,072

Goldman Sachs Group, Inc.
4.25%, 10/21/25	25,000	24,721
4.22%, 5/1/29, (4.223% fixed rate until 5/1/28; 3-month U.S. dollar London Interbank Offered Rate + 1.301% thereafter)(c)(f)	210,000	200,800
3.80%, 3/15/30	250,000	231,727
2.62%, 4/22/32, (2.615% fixed rate until 4/22/31; Secured Overnight Financing Rate + 1.281% thereafter)(c)	350,000	288,641
3.10%, 2/24/33, (3.102% fixed rate until 2/24/32; Secured Overnight Financing Rate + 1.41% thereafter)(c)	321,000	273,344
6.45%, 5/1/36	160,000	172,952
6.75%, 10/1/37	500,000	554,910
4.02%, 10/31/38, (4.017% fixed rate until 10/31/37; 3-month U.S. dollar London Interbank Offered Rate + 1.373% thereafter)(c)(f)	136,000	118,757
5.15%, 5/22/45	179,000	170,043

Golub Capital BDC, Inc. 2.05%, 2/15/27	200,000	166,992

GSK Consumer Healthcare Capital U.S. LLC 3.02%, 3/24/24(e)	500,000	489,435

GSK Consumer Healthcare Capital UK PLC 3.13%, 3/24/25(e)	500,000	482,155

GXO Logistics, Inc. 2.65%, 7/15/31	250,000	191,297

Halliburton Co.
2.92%, 3/1/30(d)	150,000	132,919
4.85%, 11/15/35	180,000	171,679
6.70%, 9/15/38	56,000	60,976
7.45%, 9/15/39	53,000	61,739
4.75%, 8/1/43	200,000	177,964
5.00%, 11/15/45	107,000	97,843

Harley-Davidson, Inc. 4.63%, 7/28/45(d)	110,000	85,932

Hartford Financial Services Group, Inc.
4.30%, 4/15/43	140,000	122,930
4.40%, 3/15/48	130,000	118,197
3.60%, 8/19/49	45,000	35,569

Hasbro, Inc.
3.50%, 9/15/27	184,000	173,865
6.35%, 3/15/40	91,000	94,092

HCA, Inc.
5.38%, 2/1/25	500,000	504,545
5.88%, 2/15/26	250,000	255,197
4.50%, 2/15/27	152,000	148,654
5.63%, 9/1/28	450,000	453,109
4.13%, 6/15/29	576,000	534,275
2.38%, 7/15/31	420,000	333,459
5.13%, 6/15/39	95,000	85,965
5.50%, 6/15/47	69,000	63,893
5.25%, 6/15/49	288,000	258,134
3.50%, 7/15/51	170,000	116,639

Healthcare Realty Holdings LP
3.63%, 1/15/28	306,000	281,186
3.10%, 2/15/30	125,000	107,821
2.00%, 3/15/31	300,000	233,844

Healthpeak Properties, Inc.
3.25%, 7/15/26	138,000	132,552
2.88%, 1/15/31	270,000	233,356
6.75%, 2/1/41	32,000	35,612

See Notes to Financial Statements.

106	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2022

Investments in Long Securities	Principal Amount	Value

Hershey Co. 1.70%, 6/1/30	$50,000	$41,870

Hess Corp.
4.30%, 4/1/27	33,000	32,257
7.13%, 3/15/33	100,000	111,369
6.00%, 1/15/40	250,000	255,267
5.60%, 2/15/41	26,000	25,126

Hewlett Packard Enterprise Co.
1.45%, 4/1/24	500,000	480,530
6.20%, 10/15/35	50,000	53,357
6.35%, 10/15/45	117,000	117,665

Highwoods Realty LP
4.13%, 3/15/28	25,000	23,634
4.20%, 4/15/29	75,000	69,318
3.05%, 2/15/30	105,000	89,729

Home Depot, Inc.
2.95%, 6/15/29	170,000	158,243
1.38%, 3/15/31	220,000	176,697
2.38%, 3/15/51	50,000	33,146

Hormel Foods Corp. 1.80%, 6/11/30	150,000	127,066

Host Hotels & Resorts LP 3.50%, 9/15/30, Series I	235,000	199,120

HP, Inc.
3.40%, 6/17/30	325,000	281,820
2.65%, 6/17/31	236,000	187,814
4.20%, 4/15/32	250,000	221,132
6.00%, 9/15/41	135,000	131,343

Hubbell, Inc. 3.50%, 2/15/28	161,000	153,916

Hudson Pacific Properties LP
4.65%, 4/1/29	125,000	117,889
3.25%, 1/15/30	100,000	84,729

Humana, Inc.
2.15%, 2/3/32	500,000	405,985
4.95%, 10/1/44	117,000	113,138

Huntington Bancshares, Inc.
5.02%, 5/17/33, (5.023% fixed rate until 5/17/32; Secured Overnight Financing Rate + 2.05% thereafter)(c)	500,000	494,855

Huntington Ingalls Industries, Inc.
3.48%, 12/1/27	100,000	93,014
4.20%, 5/1/30	275,000	256,418

Huntsman International LLC 4.50%, 5/1/29	329,000	303,496

Hyatt Hotels Corp. 4.38%, 9/15/28	140,000	132,849

Indiana Michigan Power Co. 3.85%, 5/15/28	92,000	88,994

Ingredion, Inc. 3.20%, 10/1/26	109,000	104,711

Intel Corp.
2.45%, 11/15/29(d)	80,000	70,319
3.90%, 3/25/30	334,000	323,138
2.00%, 8/12/31(d)	170,000	140,326

Intercontinental Exchange, Inc. 3.00%, 9/15/60	25,000	17,027

International Business Machines Corp. 3.50%, 5/15/29	400,000	377,920

International Flavors & Fragrances, Inc. 5.00%, 9/26/48	200,000	185,580

International Paper Co.
4.80%, 6/15/44	50,000	45,467
4.35%, 8/15/48(d)	259,000	229,982

Interpublic Group of Cos., Inc.
4.65%, 10/1/28(d)	38,000	37,006
4.75%, 3/30/30	43,000	41,342
5.40%, 10/1/48	165,000	159,207

Interstate Power and Light Co.
4.10%, 9/26/28	100,000	98,816
6.25%, 7/15/39	10,000	10,915
3.70%, 9/15/46	100,000	81,699
3.10%, 11/30/51	150,000	108,998

Invitation Homes Operating Partnership LP 2.00%, 8/15/31	53,000	40,239

J.M. Smucker Co.
4.25%, 3/15/35	222,000	205,246
2.75%, 9/15/41	75,000	52,997
4.38%, 3/15/45	5,000	4,352

Jabil, Inc. 3.95%, 1/12/28	214,000	201,864

Janus Henderson U.S. Holdings, Inc. 4.88%, 8/1/25	2,000	2,013

JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.
2.50%, 1/15/27	500,000	445,700
3.63%, 1/15/32	500,000	433,120

Jefferies Group LLC
2.75%, 10/15/32	120,000	92,290
6.25%, 1/15/36	318,000	323,311

Jefferies Group LLC / Jefferies Group Capital Finance, Inc.
4.85%, 1/15/27	69,000	68,559
4.15%, 1/23/30	203,000	183,059

JetBlue Pass Through Trust
2.75%, 11/15/33, Series 2019-1, Class AA	89,917	76,970

John Deere Capital Corp.
3.05%, 1/6/28	25,000	24,038
3.45%, 3/7/29	60,000	58,170
2.80%, 7/18/29	185,000	171,506
2.45%, 1/9/30	45,000	39,969

Johnson & Johnson
4.38%, 12/5/33	30,000	30,662
3.40%, 1/15/38	50,000	44,869

Johnson Controls International PLC
6.00%, 1/15/36	252,000	271,175
5.13%, 9/14/45	11,000	10,546
4.50%, 2/15/47	120,000	105,221

JPMorgan Chase & Co.
8.00%, 4/29/27	1,000	1,151
3.54%, 5/1/28, (3.54% fixed rate until 5/1/27; 3-month U.S. dollar London Interbank Offered Rate + 1.38% thereafter)(c)(f)	360,000	339,304

See Notes to Financial Statements.

WisdomTree Trust	107

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2022

Investments in Long Securities	Principal Amount	Value
4.20%, 7/23/29, (4.203% fixed rate until 7/23/28; 3-month U.S. dollar London Interbank Offered Rate + 1.26% thereafter)(c)(f)	$685,000	$656,155
2.96%, 5/13/31, (2.956% fixed rate until 5/13/30; Secured Overnight Financing Rate + 2.515% thereafter)(c)	50,000	43,148
1.95%, 2/4/32, (1.953% fixed rate until 2/4/31; Secured Overnight Financing Rate + 1.065% thereafter)(c)	500,000	396,865
2.58%, 4/22/32, (2.58% fixed rate until 4/22/31; Secured Overnight Financing Rate + 1.25% thereafter)(c)	822,000	680,616
2.96%, 1/25/33, (2.963% fixed rate until 1/25/32; Secured Overnight Financing Rate + 1.26% thereafter)(c)	175,000	148,837
3.16%, 4/22/42, (3.157% fixed rate until 4/22/41; Secured Overnight Financing Rate + 1.46% thereafter)(c)	25,000	19,403

Juniper Networks, Inc.
2.00%, 12/10/30	60,000	46,874
5.95%, 3/15/41	75,000	72,286

Kansas City Southern
2.88%, 11/15/29	200,000	180,268
4.30%, 5/15/43	25,000	22,133
4.70%, 5/1/48	125,000	118,646
3.50%, 5/1/50	69,000	54,222
4.20%, 11/15/69	90,000	74,678

Kellogg Co.
3.40%, 11/15/27	220,000	209,429
7.45%, 4/1/31, Series B	150,000	172,951

Kennametal, Inc. 4.63%, 6/15/28	121,000	116,636

Keurig Dr. Pepper, Inc.
3.13%, 12/15/23	38,000	37,652
0.75%, 3/15/24	229,000	217,802
3.20%, 5/1/30	815,000	732,465

KeyBank NA 3.90%, 4/13/29	275,000	252,530

KeyCorp
4.10%, 4/30/28	307,000	298,502
2.55%, 10/1/29	93,000	79,694

Kilroy Realty LP
4.25%, 8/15/29	50,000	46,523
3.05%, 2/15/30	270,000	228,820

Kimberly-Clark Corp. 3.20%, 4/25/29	47,000	44,350

Kimco Realty Corp.
3.80%, 4/1/27	39,000	37,565
1.90%, 3/1/28	71,000	61,044
2.70%, 10/1/30	50,000	42,529
4.45%, 9/1/47	125,000	108,546
3.70%, 10/1/49	250,000	193,472

Kinder Morgan Energy Partners LP
7.30%, 8/15/33	124,000	138,328
5.80%, 3/15/35	50,000	50,643
6.50%, 2/1/37	25,000	26,273
6.95%, 1/15/38	65,000	70,563
6.38%, 3/1/41	8,000	8,113
5.00%, 8/15/42	210,000	189,454
4.70%, 11/1/42	100,000	85,994
5.40%, 9/1/44	85,000	79,059

Kinder Morgan, Inc.
4.30%, 3/1/28	192,000	187,851
2.00%, 2/15/31(d)	305,000	242,716
7.75%, 1/15/32	447,000	519,919
5.30%, 12/1/34	168,000	164,951
5.55%, 6/1/45	73,000	71,030
5.05%, 2/15/46	55,000	50,205
5.20%, 3/1/48	75,000	69,906
3.25%, 8/1/50	190,000	132,886

Kirby Corp. 4.20%, 3/1/28	80,000	74,269

Kohl’s Corp. 5.55%, 7/17/45	257,000	181,756

Kraft Heinz Foods Co.
4.25%, 3/1/31	500,000	475,535
5.20%, 7/15/45	449,000	422,707
4.88%, 10/1/49	196,000	178,278

Kroger Co.
3.70%, 8/1/27(d)	245,000	238,370
5.40%, 7/15/40	50,000	50,640
5.00%, 4/15/42	66,000	63,387
5.15%, 8/1/43	115,000	113,538
4.65%, 1/15/48	119,000	110,649
5.40%, 1/15/49	10,000	10,413

Kyndryl Holdings, Inc.
2.05%, 10/15/26(e)	42,000	34,843
4.10%, 10/15/41(e)	50,000	30,671

L3Harris Technologies, Inc.
4.40%, 6/15/28	131,000	128,947
1.80%, 1/15/31	235,000	187,344
4.85%, 4/27/35	85,000	84,102

Laboratory Corp. of America Holdings
1.55%, 6/1/26	200,000	180,452
3.60%, 9/1/27	335,000	325,479
4.70%, 2/1/45	54,000	49,107

Lam Research Corp. 4.00%, 3/15/29	312,000	306,802

Lear Corp. 4.25%, 5/15/29	298,000	274,312

Leggett & Platt, Inc.
3.50%, 11/15/27	195,000	181,871
3.50%, 11/15/51(d)	175,000	134,008

Leidos, Inc. 2.30%, 2/15/31	320,000	251,398

Life Storage LP
3.50%, 7/1/26	35,000	33,694
3.88%, 12/15/27	10,000	9,471

Lincoln National Corp.
3.80%, 3/1/28	13,000	12,447
3.05%, 1/15/30	210,000	185,201
4.35%, 3/1/48	178,000	154,356

Linde, Inc. 3.55%, 11/7/42	50,000	43,221

See Notes to Financial Statements.

108	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2022

Investments in Long Securities	Principal Amount	Value

Lowe’s Cos., Inc.
4.00%, 4/15/25	$650,000	$650,052
3.10%, 5/3/27	70,000	66,627
3.65%, 4/5/29	500,000	473,485
4.50%, 4/15/30	430,000	426,289
5.00%, 4/15/40	125,000	121,484
2.80%, 9/15/41	90,000	64,159
4.05%, 5/3/47	50,000	41,672
5.13%, 4/15/50	252,000	246,766
3.00%, 10/15/50	330,000	226,934

LYB International Finance BV
5.25%, 7/15/43	200,000	187,556
4.88%, 3/15/44	195,000	177,452

LYB International Finance III LLC
2.25%, 10/1/30	100,000	82,199
4.20%, 10/15/49	110,000	88,616
3.80%, 10/1/60	260,000	185,481

Magallanes, Inc.
3.64%, 3/15/25(e)	500,000	483,170
4.28%, 3/15/32(e)	485,000	421,596
5.05%, 3/15/42(e)	692,000	566,264
5.39%, 3/15/62(e)	450,000	362,106

Magellan Midstream Partners LP
3.25%, 6/1/30	125,000	110,990
5.15%, 10/15/43	147,000	135,556
4.20%, 10/3/47	100,000	81,970

Marathon Oil Corp.
4.40%, 7/15/27	140,000	136,228
6.60%, 10/1/37	79,000	83,163

Marathon Petroleum Corp.
6.50%, 3/1/41	205,000	221,261
4.75%, 9/15/44	51,000	44,998
4.50%, 4/1/48	10,000	8,426
5.00%, 9/15/54	40,000	35,872

Markel Corp.
3.50%, 11/1/27	166,000	157,023
5.00%, 4/5/46	220,000	206,653

Marriott International, Inc.
4.63%, 6/15/30, Series FF	157,000	150,183
2.85%, 4/15/31, Series HH	271,000	225,765
3.50%, 10/15/32, Series GG	310,000	266,346

Marsh & McLennan Cos., Inc. 4.38%, 3/15/29	121,000	120,424

Martin Marietta Materials, Inc.
3.45%, 6/1/27	35,000	33,405
4.25%, 12/15/47	190,000	159,826
3.20%, 7/15/51	146,000	102,784

Marvell Technology, Inc. 2.95%, 4/15/31	450,000	371,263

Masco Corp. 1.50%, 2/15/28	500,000	421,515

Massachusetts Institute of Technology 5.60%, 7/1/2111	60,000	70,605

Mastercard, Inc.
3.50%, 2/26/28	72,000	70,626
2.95%, 6/1/29	409,000	382,370
1.90%, 3/15/31	75,000	64,209

McCormick & Co., Inc.
3.40%, 8/15/27	60,000	57,698
1.85%, 2/15/31	245,000	195,485

McDonald’s Corp.
3.30%, 7/1/25	500,000	491,045
3.80%, 4/1/28	28,000	27,487
2.63%, 9/1/29	52,000	46,830
2.13%, 3/1/30	150,000	129,019
3.60%, 7/1/30	231,000	219,466
4.70%, 12/9/35	356,000	354,551
4.88%, 7/15/40	125,000	122,752
3.70%, 2/15/42	200,000	167,506
4.45%, 3/1/47	44,000	40,795
3.63%, 9/1/49	50,000	40,591
4.20%, 4/1/50	175,000	156,056

McKesson Corp. 0.90%, 12/3/25	70,000	63,006

MDC Holdings, Inc.
3.85%, 1/15/30	50,000	40,915
3.97%, 8/6/61	170,000	98,923

Merck & Co., Inc.
1.45%, 6/24/30	225,000	185,935
2.15%, 12/10/31	200,000	170,602

Mercury General Corp. 4.40%, 3/15/27	60,000	57,691

MetLife, Inc.
4.13%, 8/13/42	58,000	52,245
6.40%, 12/15/66	266,000	274,743
10.75%, 8/1/69	25,000	34,343

Micron Technology, Inc. 5.33%, 2/6/29	387,000	382,120

Microsoft Corp. 4.50%, 10/1/40	50,000	51,392

Mid-America Apartments LP
3.95%, 3/15/29	260,000	248,417
1.70%, 2/15/31	100,000	79,700

MidAmerican Energy Co.
3.10%, 5/1/27	100,000	96,042
3.65%, 4/15/29	100,000	96,873
6.75%, 12/30/31	150,000	175,327

Mississippi Power Co. 3.95%, 3/30/28	60,000	57,814

Molson Coors Beverage Co.
5.00%, 5/1/42	45,000	41,826
4.20%, 7/15/46	220,000	181,397

Mondelez International, Inc.
2.75%, 4/13/30	43,000	38,058
1.50%, 2/4/31	475,000	376,167
1.88%, 10/15/32(d)	175,000	137,494

Montefiore Obligated Group 4.29%, 9/1/50	25,000	17,999

Moody’s Corp.
3.25%, 1/15/28	33,000	31,149
4.25%, 8/8/32	500,000	483,745
5.25%, 7/15/44	250,000	253,377
3.25%, 5/20/50	55,000	41,319

See Notes to Financial Statements.

WisdomTree Trust	109

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2022

Investments in Long Securities	Principal Amount	Value

Morgan Stanley
5.00%, 11/24/25	$450,000	$457,267
3.95%, 4/23/27	325,000	315,149
4.43%, 1/23/30, (4.431% fixed rate until 1/23/29; 3-month U.S. dollar London Interbank Offered Rate + 1.628% thereafter)(c)(f)	350,000	341,082
1.79%, 2/13/32, (1.794% fixed rate until 2/13/31; Secured Overnight Financing Rate + 1.034% thereafter)(c)	210,000	165,539
7.25%, 4/1/32	150,000	177,577
1.93%, 4/28/32, (1.928% fixed rate until 4/28/31; Secured Overnight Financing Rate + 1.02% thereafter)(c)	225,000	178,200
2.24%, 7/21/32, (2.239% fixed rate until 7/21/31; Secured Overnight Financing Rate + 1.178% thereafter)(c)	260,000	209,836
2.94%, 1/21/33, (2.943% fixed rate until 1/21/32; Secured Overnight Financing Rate + 1.29% thereafter)(c)	437,000	373,032
2.48%, 9/16/36, (2.484% fixed rate until 9/16/35; Secured Overnight Financing Rate + 1.36% thereafter)(c)	308,000	238,454
2.80%, 1/25/52, (2.802% fixed rate until 1/25/51; Secured Overnight Financing Rate + 1.43% thereafter)(c)	50,000	34,097

Morgan Stanley Domestic Holdings, Inc. 3.80%, 8/24/27	100,000	96,545

Mosaic Co.
4.05%, 11/15/27	123,000	119,560
5.63%, 11/15/43	88,000	87,459

Motorola Solutions, Inc.
4.60%, 5/23/29	125,000	120,565
2.30%, 11/15/30	100,000	79,610
2.75%, 5/24/31	361,000	294,139
5.50%, 9/1/44	25,000	23,596

Mount Sinai Hospitals Group, Inc. 3.74%, 7/1/49, Series 2019	35,000	28,463

MPLX LP
4.25%, 12/1/27	175,000	169,552
4.00%, 3/15/28	280,000	268,103
4.80%, 2/15/29	85,000	83,274
2.65%, 8/15/30	210,000	175,377
5.20%, 3/1/47	10,000	9,109
5.20%, 12/1/47	227,000	205,632
4.70%, 4/15/48	475,000	407,531

Mylan, Inc.
4.55%, 4/15/28	191,000	179,834
5.20%, 4/15/48	150,000	116,315

Nasdaq, Inc.
1.65%, 1/15/31(d)	460,000	366,643
2.50%, 12/21/40	50,000	34,833

National Fuel Gas Co.
3.95%, 9/15/27	160,000	148,218
4.75%, 9/1/28	105,000	101,624

National Health Investors, Inc. 3.00%, 2/1/31	350,000	266,185

National Retail Properties, Inc.
3.50%, 10/15/27	15,000	13,934
2.50%, 4/15/30	200,000	169,258
3.50%, 4/15/51	150,000	113,052

National Rural Utilities Cooperative Finance Corp.
3.40%, 2/7/28	100,000	96,102
3.90%, 11/1/28	48,000	46,608
3.70%, 3/15/29	142,000	135,388
1.65%, 6/15/31	15,000	11,950
2.75%, 4/15/32	45,000	38,871

NewMarket Corp. 2.70%, 3/18/31	279,000	225,209

Newmont Corp.
2.80%, 10/1/29	41,000	35,852
2.60%, 7/15/32	270,000	220,944
6.25%, 10/1/39	93,000	100,511
5.45%, 6/9/44	150,000	149,373

NextEra Energy Capital Holdings, Inc.
4.45%, 6/20/25	500,000	502,840
3.50%, 4/1/29	227,000	212,622
2.75%, 11/1/29	460,000	410,118
3.00%, 1/15/52	85,000	61,430
4.80%, 12/1/77, (4.80% fixed rate until 12/1/27; 3-month U.S. dollar London Interbank Offered Rate + 2.409% thereafter)(c)(f)	268,000	224,080

NIKE, Inc. 2.85%, 3/27/30	380,000	349,148

NiSource, Inc.
3.60%, 5/1/30	515,000	476,097
5.25%, 2/15/43	25,000	24,594
4.80%, 2/15/44	15,000	13,782
5.65%, 2/1/45	74,000	75,456
4.38%, 5/15/47	131,000	115,918
3.95%, 3/30/48	20,000	16,516

Norfolk Southern Corp.
3.15%, 6/1/27	60,000	57,229
3.80%, 8/1/28	34,000	33,198
2.55%, 11/1/29	193,000	171,687
4.84%, 10/1/41	120,000	118,108
3.95%, 10/1/42	62,000	54,509
3.94%, 11/1/47	96,000	83,471
4.10%, 5/15/49	38,000	33,823
3.05%, 5/15/50	255,000	188,045
2.90%, 8/25/51	110,000	79,122
4.10%, 5/15/2121	120,000	90,385

Northrop Grumman Corp.
2.93%, 1/15/25	450,000	438,619
3.20%, 2/1/27	100,000	96,192
7.75%, 2/15/31	170,000	203,816
5.15%, 5/1/40	325,000	331,809
5.05%, 11/15/40	26,000	26,123
4.75%, 6/1/43	70,000	67,887
5.25%, 5/1/50	55,000	58,002

NOV, Inc.
3.60%, 12/1/29	150,000	133,098
3.95%, 12/1/42	155,000	112,767

See Notes to Financial Statements.

110	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2022

Investments in Long Securities	Principal Amount	Value

NSTAR Electric Co. 3.20%, 5/15/27	$125,000	$120,626

Nucor Corp.
5.20%, 8/1/43	225,000	222,905
2.98%, 12/15/55	47,000	31,654

NVIDIA Corp. 2.85%, 4/1/30	515,000	465,539

O’Reilly Automotive, Inc.
3.60%, 9/1/27	50,000	48,246
4.20%, 4/1/30	225,000	216,580
1.75%, 3/15/31	175,000	139,249

Office Properties Income Trust 2.65%, 6/15/26	15,000	12,086

Oglethorpe Power Corp.
5.95%, 11/1/39	50,000	51,457
5.25%, 9/1/50	105,000	98,414

Oklahoma Gas and Electric Co. 3.80%, 8/15/28	135,000	130,276

Omega Healthcare Investors, Inc.
4.50%, 4/1/27	30,000	28,747
4.75%, 1/15/28	60,000	57,361
3.63%, 10/1/29	100,000	85,539

Omnicom Group, Inc. 2.45%, 4/30/30	480,000	404,357

ONEOK Partners LP 6.13%, 2/1/41	100,000	97,449

ONEOK, Inc.
4.00%, 7/13/27	465,000	445,298
4.55%, 7/15/28	232,000	225,163
3.40%, 9/1/29	177,000	156,907
4.95%, 7/13/47	50,000	43,262
4.45%, 9/1/49	75,000	60,279
4.50%, 3/15/50	110,000	88,784
7.15%, 1/15/51	105,000	112,797

Oracle Corp.
2.50%, 4/1/25	500,000	474,720
2.80%, 4/1/27	385,000	352,764
3.25%, 11/15/27	214,000	197,971
2.30%, 3/25/28	25,000	21,772
2.95%, 4/1/30	620,000	528,848
2.88%, 3/25/31	743,000	616,400
4.30%, 7/8/34	27,000	23,539
3.80%, 11/15/37	375,000	292,496
6.50%, 4/15/38	200,000	205,976
3.60%, 4/1/40	80,000	58,329
5.38%, 7/15/40	560,000	505,030
3.65%, 3/25/41	80,000	58,591
4.13%, 5/15/45	235,000	175,752
4.00%, 7/15/46	270,000	197,818
4.00%, 11/15/47	270,000	196,274
3.60%, 4/1/50	356,000	242,885
3.95%, 3/25/51	75,000	54,025
4.38%, 5/15/55	173,000	129,963
3.85%, 4/1/60	262,000	174,712
4.10%, 3/25/61	203,000	141,686

Oshkosh Corp. 4.60%, 5/15/28	19,000	18,289

Otis Worldwide Corp.
2.57%, 2/15/30	448,000	386,624
3.11%, 2/15/40	35,000	26,972

Ovintiv, Inc. 7.20%, 11/1/31	248,000	266,089

Owens Corning
7.00%, 12/1/36	32,000	34,723
4.30%, 7/15/47	40,000	32,816
4.40%, 1/30/48	175,000	143,796

Owl Rock Capital Corp. 2.88%, 6/11/28	400,000	324,096

Owl Rock Capital Corp. III 3.13%, 4/13/27(e)	200,000	167,910

Pacific Gas and Electric Co.
3.45%, 7/1/25	450,000	428,998
2.10%, 8/1/27	50,000	42,298
4.55%, 7/1/30	525,000	467,686
2.50%, 2/1/31	785,000	600,603
4.50%, 7/1/40	257,000	201,221
4.20%, 6/1/41	60,000	45,052
3.75%, 8/15/42	100,000	68,806
4.60%, 6/15/43	50,000	38,453
4.75%, 2/15/44	25,000	19,448
4.00%, 12/1/46	100,000	70,130
4.95%, 7/1/50	385,000	308,416
3.50%, 8/1/50(d)	428,000	284,783

Packaging Corp. of America
3.00%, 12/15/29	242,000	215,261
4.05%, 12/15/49	26,000	21,720

Paramount Global
2.90%, 1/15/27	92,000	85,493
3.38%, 2/15/28(d)	250,000	233,610
3.70%, 6/1/28	84,000	79,345
7.88%, 7/30/30	182,000	204,996
4.95%, 1/15/31	172,000	163,311
4.20%, 5/19/32	60,000	52,831
4.38%, 3/15/43	173,000	130,558
5.85%, 9/1/43	82,000	74,621
5.25%, 4/1/44	30,000	25,549
4.95%, 5/19/50	190,000	155,754

Parker-Hannifin Corp.
3.65%, 6/15/24	500,000	495,670
3.25%, 3/1/27	50,000	47,991
3.25%, 6/14/29	222,000	203,361
4.10%, 3/1/47	100,000	87,443
4.00%, 6/14/49	105,000	89,429

PayPal Holdings, Inc. 2.30%, 6/1/30	75,000	64,563

Pentair Finance Sarl 4.50%, 7/1/29	133,000	124,763

PepsiCo, Inc. 3.00%, 10/15/27	28,000	27,075

PerkinElmer, Inc. 2.55%, 3/15/31	200,000	164,786

Pfizer, Inc.
3.60%, 9/15/28	94,000	93,313
3.45%, 3/15/29	98,000	94,680

See Notes to Financial Statements.

WisdomTree Trust	111

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2022

Investments in Long Securities	Principal Amount	Value
2.63%, 4/1/30	$175,000	$158,336
1.70%, 5/28/30	32,000	27,114
1.75%, 8/18/31	175,000	145,393

Philip Morris International, Inc. 1.75%, 11/1/30(d)	410,000	317,385

Phillips 66
3.75%, 3/1/28(e)	245,000	231,422
4.65%, 11/15/34	322,000	311,271
5.88%, 5/1/42	300,000	321,978
4.90%, 10/1/46(e)	100,000	94,529

Physicians Realty LP 3.95%, 1/15/28	75,000	70,853

Piedmont Natural Gas Co., Inc. 3.50%, 6/1/29	578,000	539,262

Piedmont Operating Partnership LP 4.45%, 3/15/24	55,000	54,995

Pioneer Natural Resources Co. 1.90%, 8/15/30	478,000	390,363

Plains All American Pipeline LP / PAA Finance Corp.
4.50%, 12/15/26	171,000	166,715
3.55%, 12/15/29	70,000	61,430
6.65%, 1/15/37	250,000	251,500
4.70%, 6/15/44	42,000	33,296

PNC Financial Services Group, Inc.
3.45%, 4/23/29	58,000	54,928
2.55%, 1/22/30	185,000	162,491

PPG Industries, Inc. 2.55%, 6/15/30	25,000	21,900

PPL Capital Funding, Inc. 4.13%, 4/15/30	100,000	95,610

President and Fellows of Harvard College 2.52%, 10/15/50	125,000	92,131

Principal Financial Group, Inc. 3.70%, 5/15/29	31,000	29,224

Progress Energy, Inc. 7.75%, 3/1/31	19,000	22,080

Progressive Corp.
2.45%, 1/15/27	25,000	23,626
6.63%, 3/1/29	105,000	118,724

Prologis LP
4.38%, 2/1/29	60,000	59,607
1.63%, 3/15/31(d)	50,000	40,850

Prudential Financial, Inc.
4.60%, 5/15/44	50,000	47,911
4.50%, 9/15/47, (4.50% fixed rate until 9/15/27; 3-month U.S. dollar London Interbank Offered Rate + 2.38% thereafter)(c)(d)(f)	258,000	245,812
5.70%, 9/15/48, (5.70% fixed rate until 9/15/28; 3-month U.S. dollar London Interbank Offered Rate + 2.665% thereafter)(c)(f)	175,000	172,300

Public Service Co. of Colorado 3.70%, 6/15/28	126,000	123,111

Public Service Electric and Gas Co. 3.20%, 5/15/29	170,000	160,959

Public Storage
3.09%, 9/15/27	90,000	85,945
2.25%, 11/9/31	145,000	121,642

PulteGroup, Inc. 6.00%, 2/15/35	240,000	234,331

QUALCOMM, Inc. 1.30%, 5/20/28(d)	50,000	43,181

Quanta Services, Inc. 3.05%, 10/1/41	160,000	111,950

Quest Diagnostics, Inc.
2.95%, 6/30/30	485,000	428,303
4.70%, 3/30/45	25,000	22,491

Raytheon Technologies Corp.
3.20%, 3/15/24	500,000	495,495
3.50%, 3/15/27	190,000	184,393
7.20%, 8/15/27	21,000	23,748
4.13%, 11/16/28	338,000	330,152
2.25%, 7/1/30	375,000	320,771
4.45%, 11/16/38	152,000	144,172
4.88%, 10/15/40	85,000	84,136
4.70%, 12/15/41	50,000	47,830
4.50%, 6/1/42	196,000	185,928
4.15%, 5/15/45	119,000	105,087
3.75%, 11/1/46	31,000	25,913
4.35%, 4/15/47	102,000	92,949
4.05%, 5/4/47	130,000	114,360
4.63%, 11/16/48	20,000	19,133
3.13%, 7/1/50	235,000	175,122
3.03%, 3/15/52	160,000	116,750

Realty Income Corp.
4.13%, 10/15/26	95,000	94,093
3.00%, 1/15/27	46,000	43,419
3.65%, 1/15/28	176,000	168,972

Regency Centers LP
4.13%, 3/15/28	25,000	24,138
2.95%, 9/15/29	122,000	106,468
4.40%, 2/1/47	38,000	33,062
4.65%, 3/15/49	150,000	134,131

Regeneron Pharmaceuticals, Inc.
1.75%, 9/15/30	128,000	101,839
2.80%, 9/15/50	150,000	101,007

Regions Financial Corp. 7.38%, 12/10/37	30,000	35,503

Reinsurance Group of America, Inc.
3.90%, 5/15/29	75,000	70,501
3.15%, 6/15/30	300,000	264,525

Republic Services, Inc.
3.95%, 5/15/28	34,000	33,341
1.45%, 2/15/31	280,000	220,774
1.75%, 2/15/32(d)	493,000	387,542

Rockwell Automation, Inc. 3.50%, 3/1/29	68,000	65,322

Roper Technologies, Inc.
3.80%, 12/15/26	140,000	137,203
1.40%, 9/15/27	44,000	37,720
2.00%, 6/30/30	400,000	326,412

See Notes to Financial Statements.

112	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2022

Investments in Long Securities	Principal Amount	Value

Ross Stores, Inc. 1.88%, 4/15/31	$275,000	$219,037

Royalty Pharma PLC
2.20%, 9/2/30	290,000	235,857
3.30%, 9/2/40	101,000	75,695
3.55%, 9/2/50	120,000	82,777

RPM International, Inc.
3.75%, 3/15/27	73,000	69,604
4.55%, 3/1/29	260,000	249,129

S&P Global, Inc.
2.95%, 1/22/27	5,000	4,805
4.25%, 5/1/29(d)(e)	210,000	207,360

Sabine Pass Liquefaction LLC
5.00%, 3/15/27	50,000	49,888
4.20%, 3/15/28	302,000	288,283
4.50%, 5/15/30	262,000	250,957

Sabra Health Care LP
5.13%, 8/15/26	163,000	158,185
3.90%, 10/15/29	100,000	87,949

Santander Holdings USA, Inc. 4.40%, 7/13/27	102,000	98,311

Sempra Energy
3.25%, 6/15/27	40,000	37,902
3.40%, 2/1/28	246,000	233,083
3.80%, 2/1/38	125,000	107,304
6.00%, 10/15/39	60,000	64,051

ServiceNow, Inc. 1.40%, 9/1/30	336,000	264,106

Sherwin-Williams Co.
2.95%, 8/15/29	195,000	175,262
2.30%, 5/15/30	290,000	244,760
4.55%, 8/1/45	62,000	54,516
4.50%, 6/1/47	245,000	218,809

Shire Acquisitions Investments Ireland DAC 3.20%, 9/23/26	24,000	22,942

Simon Property Group LP
3.38%, 6/15/27	175,000	167,429
1.75%, 2/1/28	25,000	21,658
2.45%, 9/13/29	82,000	70,738

SITE Centers Corp. 4.70%, 6/1/27	30,000	29,026

Skyworks Solutions, Inc.
1.80%, 6/1/26	197,000	175,549
3.00%, 6/1/31	110,000	89,671

Snap-on, Inc. 3.25%, 3/1/27	150,000	146,736

Sonoco Products Co.
2.25%, 2/1/27	50,000	45,463
3.13%, 5/1/30	36,000	31,233
2.85%, 2/1/32	150,000	125,403

Southern California Edison Co.
3.65%, 3/1/28, Series B	100,000	95,434
4.20%, 3/1/29, Series A	85,000	82,435
6.65%, 4/1/29	208,000	218,991

Southern Co.
4.48%, 8/1/24(c)	500,000	501,470
3.70%, 4/30/30, Series A	125,000	116,898
4.25%, 7/1/36	257,000	235,851
4.40%, 7/1/46	105,000	92,679

Southern Co. Gas Capital Corp.
5.88%, 3/15/41	150,000	156,309
4.40%, 6/1/43	100,000	86,767
3.95%, 10/1/46	25,000	20,235
4.40%, 5/30/47	3,000	2,606

Southern Power Co.
5.15%, 9/15/41	50,000	48,370
5.25%, 7/15/43	110,000	104,980
4.95%, 12/15/46, Series F	160,000	148,011

Southwest Airlines Co.
5.13%, 6/15/27	225,000	229,822
3.45%, 11/16/27	100,000	94,518

Southwest Gas Corp.
3.80%, 9/29/46	250,000	189,450
4.15%, 6/1/49	150,000	121,314

Southwestern Electric Power Co.
1.65%, 3/15/26, Series N	485,000	440,026
4.10%, 9/15/28, Series M	79,000	76,583
3.85%, 2/1/48, Series L	150,000	119,796

Spectra Energy Partners LP 5.95%, 9/25/43	100,000	104,406

Spirit Realty LP 3.40%, 1/15/30	60,000	51,752

Stanley Black & Decker, Inc.
4.25%, 11/15/28	159,000	158,017
2.30%, 3/15/30	25,000	21,433

Starbucks Corp.
4.00%, 11/15/28	358,000	351,506
3.55%, 8/15/29	389,000	366,454
4.30%, 6/15/45(d)	125,000	110,631
4.50%, 11/15/48	50,000	45,437
4.45%, 8/15/49	247,000	221,354
3.35%, 3/12/50	10,000	7,510
3.50%, 11/15/50	35,000	26,995

State Street Corp.
3.03%, 11/1/34, (3.031% fixed rate until 11/1/29; Secured Overnight Financing Rate + 1.49% thereafter)(c)	390,000	341,613

Steel Dynamics, Inc.
3.45%, 4/15/30	134,000	119,622
3.25%, 1/15/31	200,000	173,068

STERIS Irish FinCo Unlimited Co. 2.70%, 3/15/31	399,000	334,901

Stifel Financial Corp. 4.00%, 5/15/30	175,000	158,730

STORE Capital Corp.
4.50%, 3/15/28	30,000	28,841
4.63%, 3/15/29	25,000	24,269

Stryker Corp.
4.63%, 3/15/46	418,000	397,589
2.90%, 6/15/50	28,000	20,119

Summa Health 3.51%, 11/15/51	110,000	82,821

SVB Financial Group
3.13%, 6/5/30	340,000	291,227
1.80%, 2/2/31	431,000	325,418

See Notes to Financial Statements.

WisdomTree Trust	113

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2022

Investments in Long Securities	Principal Amount	Value

Synchrony Financial
3.70%, 8/4/26	$119,000	$111,682
3.95%, 12/1/27	223,000	202,897
5.15%, 3/19/29	225,000	214,234

Sysco Corp.
3.25%, 7/15/27	129,000	122,395
5.95%, 4/1/30	123,000	131,330
5.38%, 9/21/35	72,000	74,096
4.50%, 4/1/46	25,000	22,377
6.60%, 4/1/50	227,000	266,900

T-Mobile USA, Inc.
3.50%, 4/15/25	750,000	732,967
2.25%, 2/15/26	500,000	459,580
3.75%, 4/15/27	797,000	764,769
3.88%, 4/15/30	1,025,000	948,043
2.55%, 2/15/31	138,000	115,055
2.25%, 11/15/31	145,000	116,738
2.70%, 3/15/32	300,000	250,068
4.38%, 4/15/40	90,000	79,580
3.00%, 2/15/41	173,000	126,162
4.50%, 4/15/50	330,000	288,169
3.30%, 2/15/51	198,000	142,126
3.40%, 10/15/52	313,000	227,179
3.60%, 11/15/60	85,000	61,341

Targa Resources Partners LP / Targa Resources Partners Finance Corp. 4.88%, 2/1/31	790,000	734,408

Target Corp. 3.38%, 4/15/29	130,000	125,005

TC PipeLines LP 3.90%, 5/25/27	117,000	113,678

TD SYNNEX Corp.
1.75%, 8/9/26	112,000	98,119
2.65%, 8/9/31	58,000	46,144

Teledyne FLIR LLC 2.50%, 8/1/30	234,000	192,713

Teledyne Technologies, Inc.
2.25%, 4/1/28	178,000	154,408
2.75%, 4/1/31	220,000	183,223

Texas Instruments, Inc. 2.25%, 9/4/29	100,000	89,223

Textron, Inc.
3.65%, 3/15/27	250,000	238,870
3.38%, 3/1/28	175,000	161,658

Thermo Fisher Scientific, Inc.
2.00%, 10/15/31(d)	175,000	147,537
2.80%, 10/15/41	45,000	34,966

Time Warner Cable LLC
6.55%, 5/1/37	251,000	247,609
7.30%, 7/1/38	184,000	189,882
5.50%, 9/1/41	160,000	138,523
4.50%, 9/15/42	75,000	56,883

Time Warner Entertainment Co. LP 8.38%, 7/15/33	275,000	316,412

Timken Co. 4.50%, 12/15/28	256,000	245,588

TJX Cos., Inc. 1.60%, 5/15/31	125,000	100,696

Toledo Hospital 5.33%, 11/15/28, Series B	100,000	65,480

Toll Brothers Finance Corp.
4.88%, 3/15/27	145,000	139,779
3.80%, 11/1/29(d)	85,000	72,344

Toyota Motor Credit Corp.
2.15%, 2/13/30	110,000	95,466
1.65%, 1/10/31	155,000	126,627

Trane Technologies Global Holding Co. Ltd.
3.75%, 8/21/28	58,000	55,763
5.75%, 6/15/43	50,000	51,054

Trane Technologies Luxembourg Finance SA
3.80%, 3/21/29	180,000	169,747
4.50%, 3/21/49	150,000	130,287

Transatlantic Holdings, Inc. 8.00%, 11/30/39	30,000	38,139

Transcontinental Gas Pipe Line Co. LLC
4.00%, 3/15/28	345,000	331,783
4.60%, 3/15/48	200,000	181,982

Trimble, Inc. 4.90%, 6/15/28	160,000	158,232

Truist Bank 3.30%, 5/15/26	40,000	38,466

Tyson Foods, Inc.
4.35%, 3/1/29	360,000	356,497
4.88%, 8/15/34	126,000	125,462
4.55%, 6/2/47	50,000	46,002
5.10%, 9/28/48	86,000	85,549

U.S. Bancorp
2.49%, 11/3/36, (2.491% fixed rate until 11/3/31; 5-year Constant Maturity Treasury Rate + 0.95% thereafter)(c)	270,000	218,030

UDR, Inc.
2.95%, 9/1/26	40,000	37,451
3.50%, 1/15/28	25,000	23,245
4.40%, 1/26/29	129,000	124,639
3.20%, 1/15/30	210,000	186,253
3.00%, 8/15/31(d)	73,000	62,359

Union Pacific Corp.
6.63%, 2/1/29	187,000	211,598
2.38%, 5/20/31(d)	110,000	95,679
4.05%, 3/1/46	49,000	44,762

United Airlines Pass-Through Trust
4.30%, 2/15/27, Series 2013-1, Class A	268,383	253,973
4.00%, 10/11/27, Series 2014-1, Class A	56,630	52,768
3.75%, 3/3/28, Series 2014-2, Class A	23,508	21,876
3.45%, 1/7/30, Series 2016-1, Class A	22,085	18,684

United Parcel Service, Inc.
3.05%, 11/15/27	49,000	47,622
3.40%, 3/15/29	110,000	106,557

UnitedHealth Group, Inc.
3.45%, 1/15/27	103,000	101,177
3.38%, 4/15/27	95,000	92,973
3.85%, 6/15/28	70,000	69,153
3.88%, 12/15/28	40,000	39,338

See Notes to Financial Statements.

114	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2022

Investments in Long Securities	Principal Amount	Value
3.05%, 5/15/41	$25,000	$20,064
3.25%, 5/15/51	25,000	19,627

Universal Health Services, Inc. 2.65%, 1/15/32(e)	365,000	278,312

University of Notre Dame du Lac 3.39%, 2/15/48, Series 2017	12,000	10,444

Unum Group
5.75%, 8/15/42	122,000	115,245
4.50%, 12/15/49	75,000	58,617

Utah Acquisition Sub, Inc. 5.25%, 6/15/46	110,000	86,979

Valero Energy Corp.
2.15%, 9/15/27	104,000	92,852
4.35%, 6/1/28	193,000	189,960
4.00%, 4/1/29(d)	175,000	167,911
6.63%, 6/15/37	100,000	108,687
4.90%, 3/15/45	223,000	206,919

Valero Energy Partners LP 4.50%, 3/15/28	50,000	49,516

Valmont Industries, Inc. 5.00%, 10/1/44	55,000	50,503

Ventas Realty LP
4.00%, 3/1/28	115,000	109,709
4.40%, 1/15/29	160,000	154,499
3.00%, 1/15/30	165,000	144,055
2.50%, 9/1/31	350,000	286,891

Verisk Analytics, Inc.
5.50%, 6/15/45	125,000	126,559
3.63%, 5/15/50	45,000	35,163

Verizon Communications, Inc.
0.85%, 11/20/25	225,000	202,921
4.13%, 3/16/27	188,000	186,904
4.33%, 9/21/28	586,000	578,241
3.88%, 2/8/29	537,000	516,487
4.02%, 12/3/29	773,000	742,026
3.15%, 3/22/30	500,000	449,055
1.68%, 10/30/30	204,000	162,245
1.75%, 1/20/31	430,000	342,280
2.55%, 3/21/31	956,000	808,939
2.36%, 3/15/32	800,000	656,592
4.50%, 8/10/33	217,000	209,572
2.65%, 11/20/40	130,000	93,978
3.40%, 3/22/41	640,000	516,070
2.85%, 9/3/41	95,000	70,538
4.00%, 3/22/50	652,000	556,632
2.88%, 11/20/50	220,000	151,571
3.55%, 3/22/51	541,000	425,789
2.99%, 10/30/56	175,000	118,020
3.00%, 11/20/60	136,000	90,810
3.70%, 3/22/61	358,000	276,587

VF Corp.
2.80%, 4/23/27	130,000	121,696
2.95%, 4/23/30	125,000	108,896

Viatris, Inc.
2.70%, 6/22/30	225,000	177,586
3.85%, 6/22/40	150,000	104,378
4.00%, 6/22/50	225,000	145,786

VICI Properties LP 4.38%, 5/15/25	500,000	489,465

Virginia Electric and Power Co.
6.00%, 1/15/36, Series B	92,000	100,499
4.20%, 5/15/45, Series B	50,000	44,710

VMware, Inc.
4.50%, 5/15/25	500,000	499,985
3.90%, 8/21/27	114,000	108,892
2.20%, 8/15/31	475,000	371,051

Vontier Corp. 2.95%, 4/1/31	225,000	173,232

Voya Financial, Inc.
4.70%, 1/23/48, (4.70% fixed rate until 1/23/48; 3-month U.S. dollar London Interbank Offered Rate + 2.084% thereafter)(c)(f)	40,000	33,252

Vulcan Materials Co.
3.90%, 4/1/27	20,000	19,675
4.50%, 6/15/47	80,000	71,197
4.70%, 3/1/48	30,000	27,403

W.R. Berkley Corp.
4.75%, 8/1/44	8,000	7,436
4.00%, 5/12/50	175,000	145,945

Walgreens Boots Alliance, Inc.
3.20%, 4/15/30	450,000	401,701
4.50%, 11/18/34	50,000	46,253
4.80%, 11/18/44	52,000	46,131
4.10%, 4/15/50(d)	125,000	99,268

Walt Disney Co.
2.00%, 9/1/29	89,000	77,015
3.80%, 3/22/30(d)	25,000	24,171

Waste Connections, Inc.
3.50%, 5/1/29	121,000	114,294
2.20%, 1/15/32	550,000	453,788

Waste Management, Inc.
3.15%, 11/15/27(d)	175,000	167,029
1.15%, 3/15/28	50,000	42,443
1.50%, 3/15/31	275,000	220,239
4.15%, 7/15/49	50,000	46,443
2.50%, 11/15/50(d)	50,000	33,881

WEC Energy Group, Inc. 1.38%, 10/15/27	85,000	73,449

Wells Fargo & Co.
4.48%, 4/4/31, (4.478% fixed rate until 4/4/30; Secured Overnight Financing Rate + 4.032% thereafter)(c)	375,000	361,039
3.35%, 3/2/33, (3.35% fixed rate until 3/2/32; Secured Overnight Financing Rate + 1.50% thereafter)(c)	490,000	428,333
3.07%, 4/30/41, (3.068% fixed rate until 4/30/40; Secured Overnight Financing Rate + 2.53% thereafter)(c)	100,000	77,023

Welltower, Inc.
4.25%, 4/15/28	75,000	73,137
4.13%, 3/15/29	175,000	166,407
3.10%, 1/15/30	379,000	334,020
2.80%, 6/1/31	175,000	148,032

See Notes to Financial Statements.

WisdomTree Trust	115

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2022

Investments in Long Securities	Principal Amount	Value

Westinghouse Air Brake Technologies Corp. 4.95%, 9/15/28	$189,000	$183,882

Westlake Corp.
5.00%, 8/15/46	85,000	79,526
4.38%, 11/15/47	85,000	72,786
3.13%, 8/15/51	155,000	107,074

WestRock MWV LLC 8.20%, 1/15/30	36,000	42,291

Weyerhaeuser Co.
6.95%, 10/1/27	75,000	82,643
4.00%, 11/15/29	95,000	90,032
7.38%, 3/15/32	61,000	70,709

Whirlpool Corp.
2.40%, 5/15/31	165,000	135,917
4.60%, 5/15/50	235,000	196,787

Williams Cos., Inc.
3.75%, 6/15/27	149,000	143,918
2.60%, 3/15/31	335,000	279,993
6.30%, 4/15/40	55,000	58,814
5.75%, 6/24/44	27,000	27,299
5.10%, 9/15/45	400,000	375,368

Willis North America, Inc.
4.50%, 9/15/28	100,000	97,030
2.95%, 9/15/29	150,000	129,636

Wisconsin Power and Light Co. 3.00%, 7/1/29	110,000	100,761

Workday, Inc. 3.50%, 4/1/27	489,000	467,156

WRKCo, Inc.
3.00%, 9/15/24	123,000	119,828
4.00%, 3/15/28	244,000	235,572
3.90%, 6/1/28	98,000	94,300
4.90%, 3/15/29	162,000	162,154
3.00%, 6/15/33	155,000	129,592

Xcel Energy, Inc.
3.40%, 6/1/30	80,000	73,454
6.50%, 7/1/36	250,000	282,340

Xylem, Inc. 1.95%, 1/30/28	210,000	184,894

Zimmer Biomet Holdings, Inc. 5.75%, 11/30/39	108,000	109,321

Zoetis, Inc.
3.00%, 9/12/27	236,000	223,542
3.90%, 8/20/28	131,000	127,830
4.70%, 2/1/43	25,000	23,903
3.95%, 9/12/47	100,000	86,961
4.45%, 8/20/48	75,000	70,252

Total United States		242,442,027
TOTAL CORPORATE BONDS (Cost: $328,139,174)		284,494,422

FOREIGN GOVERNMENT AGENCIES – 0.3%

Canada – 0.1%

Hydro-Quebec 9.38%, 4/15/30, Series HK	10,000	13,686

Province of New Brunswick Canada 3.63%, 2/24/28	454,000	452,020

Total Canada		465,706

Germany – 0.0%

Kreditanstalt fuer Wiederaufbau 5.78%, 6/29/37(a)	177,000	105,404

Japan – 0.2%

Japan Bank for International Cooperation
1.88%, 7/21/26	250,000	231,553
2.88%, 6/1/27	320,000	306,966
2.88%, 7/21/27	250,000	239,490
1.88%, 4/15/31	910,000	786,340

Japan International Cooperation Agency 2.13%, 10/20/26	250,000	233,465

Total Japan		1,797,814

Panama – 0.0%

Panama Government International Bond 4.50%, 1/19/63	315,000	239,331
TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $2,900,268)		2,608,255

FOREIGN GOVERNMENT OBLIGATIONS – 1.8%

Chile – 0.1%

Chile Government International Bond
3.24%, 2/6/28	200,000	186,538
2.45%, 1/31/31	200,000	169,370
2.55%, 1/27/32	200,000	167,076

Total Chile		522,984

Hungary – 0.0%

Hungary Government International Bond 7.63%, 3/29/41	200,000	229,554

Indonesia – 0.2%

Indonesia Government International Bond
3.50%, 1/11/28	200,000	194,980
4.10%, 4/24/28	460,000	461,808
2.85%, 2/14/30	240,000	220,404
3.85%, 10/15/30	300,000	293,403
4.35%, 1/11/48	325,000	292,883
5.35%, 2/11/49	200,000	200,950
4.45%, 4/15/70	550,000	483,351

Total Indonesia		2,147,779

Israel – 0.0%

State of Israel 2.50%, 1/15/30	200,000	186,288

Italy – 0.1%

Republic of Italy Government International Bond
2.88%, 10/17/29	550,000	474,496
5.38%, 6/15/33	153,000	154,348
4.00%, 10/17/49	350,000	271,141

Total Italy		899,985

Mexico – 0.5%

Mexico Government International Bond
3.75%, 1/11/28	260,000	251,072
4.50%, 4/22/29	320,000	314,198
3.25%, 4/16/30	450,000	402,044
2.66%, 5/24/31	860,000	713,533

See Notes to Financial Statements.

116	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2022

Investments in Long Securities	Principal Amount	Value
4.75%, 4/27/32	$455,000	$441,527
7.50%, 4/8/33, Series MTNA	105,000	125,155
6.75%, 9/27/34, Series MTNA	380,000	420,504
6.05%, 1/11/40	102,000	102,653
4.28%, 8/14/41	675,000	544,462
4.75%, 3/8/44, Series MTN	214,000	181,746
5.55%, 1/21/45	200,000	187,744
4.35%, 1/15/47	205,000	161,257
4.60%, 2/10/48	200,000	163,226
4.50%, 1/31/50	400,000	318,760
3.77%, 5/24/61	560,000	374,870
5.75%, 10/12/2110, Series GMTN	310,000	266,581

Total Mexico		4,969,332

Panama – 0.2%

Panama Government International Bond
8.88%, 9/30/27	156,000	185,328
3.88%, 3/17/28	200,000	192,442
9.38%, 4/1/29	305,000	373,405
2.25%, 9/29/32	200,000	155,796
6.70%, 1/26/36	235,000	253,711
4.50%, 5/15/47	200,000	161,024
4.30%, 4/29/53	295,000	226,115
4.50%, 4/1/56	325,000	252,291

Total Panama		1,800,112

Peru – 0.2%

Peruvian Government International Bond
4.13%, 8/25/27	104,000	102,195
2.84%, 6/20/30	620,000	539,673
2.78%, 1/23/31	100,000	85,518
8.75%, 11/21/33	311,000	401,768
3.00%, 1/15/34	246,000	201,098
6.55%, 3/14/37	80,000	87,931
3.30%, 3/11/41	130,000	99,125
5.63%, 11/18/50	70,000	73,133
2.78%, 12/1/60	250,000	156,625
3.60%, 1/15/72	313,000	215,122
3.23%, 7/28/2121	60,000	37,580

Total Peru		1,999,768

Philippines – 0.4%

Philippine Government International Bond
3.00%, 2/1/28	750,000	723,825
3.75%, 1/14/29	300,000	297,939
9.50%, 2/2/30	282,000	372,545
2.46%, 5/5/30	200,000	180,180
6.38%, 1/15/32	285,000	325,595
3.95%, 1/20/40	480,000	438,389
3.70%, 3/1/41	200,000	173,512
3.70%, 2/2/42	825,000	711,348

Total Philippines		3,223,333

Uruguay – 0.1%

Uruguay Government International Bond
4.38%, 1/23/31	255,000	261,156
7.63%, 3/21/36	180,000	232,308
4.13%, 11/20/45	70,000	66,681
5.10%, 6/18/50	265,000	270,724
4.98%, 4/20/55	390,000	393,097

Total Uruguay		1,223,966
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $20,163,046)		17,203,101

SUPRANATIONAL BONDS – 0.1%

European Investment Bank 4.88%, 2/15/36	150,000	171,847

Inter-American Development Bank
3.88%, 10/28/41	100,000	100,422
3.20%, 8/7/42	372,000	339,372
4.38%, 1/24/44	100,000	108,001
TOTAL SUPRANATIONAL BONDS (Cost: $936,239)		719,642

COMMERCIAL MORTGAGE-BACKED SECURITIES – 4.8%

United States – 4.8%

Bank
2.04%, 2/15/54, Series 2021-BN31, Class A4	1,000,000	836,600
2.93%, 2/15/55, Series 2022-BNK39, Class A4	325,000	288,504
3.25%, 7/15/60, Series 2017-BNK6, Class A4	1,000,000	948,824
2.76%, 9/15/62, Series 2019-BN20, Class A2	2,004,385	1,803,207

Benchmark Mortgage Trust
3.94%, 7/15/51, Series 2018-B5, Class A3	1,000,000	970,559
3.46%, 3/15/55, Series 2022-B33, Class A5	350,000	324,232
3.79%, 4/15/55, Series 2022-B34, Class A5^(c)	250,000	236,766
3.72%, 3/15/62, Series 2019-B10, Class A4	1,000,000	956,301

Citigroup Commercial Mortgage Trust
3.15%, 11/15/49, Series 2016-C3, Class A4	616,000	584,802
2.69%, 8/10/56, Series 2019-GC41, Class A2	245,799	236,889
2.87%, 8/10/56, Series 2019-GC41, Class A5	250,000	225,550

Commercial Mortgage Trust
3.96%, 3/10/47, Series 2014-UBS2, Class A5	1,000,000	991,667
3.70%, 5/10/47, Series 2014-CR17, Class A4	1,007,225	990,823
3.76%, 8/10/48, Series 2015-CR25, Class A4	250,000	244,254
3.96%, 5/10/51, Series 2018-COR3, Class A2	1,400,000	1,363,430

CSAIL Commercial Mortgage Trust
3.49%, 11/15/48, Series 2016-C5, Class A4	167,581	164,639
4.22%, 8/15/51, Series 2018-CX12, Class A4^(c)	779,577	767,414
3.33%, 6/15/52, Series 2019-C16, Class A3	1,000,000	929,606

See Notes to Financial Statements.

WisdomTree Trust	117

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2022

Investments in Long Securities	Principal Amount	Value
2.56%, 3/15/53, Series 2020-C19, Class A3	$500,000	$436,976

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
3.31%, 9/25/25, Series K051, Class A2	250,000	245,918
2.57%, 7/25/26, Series K057, Class A2	950,000	909,301
3.43%, 1/25/27, Series K063, Class A2^(c)	1,000,000	984,940
3.12%, 6/25/27, Series K066, Class A2	750,000	728,758
3.35%, 1/25/28, Series K073, Class A2	1,750,000	1,716,133
3.93%, 7/25/28, Series K080, Class A2^(c)	2,000,000	2,014,047
2.79%, 6/25/29, Series K095, Class A2	2,000,000	1,881,237
2.07%, 1/25/30, Series K106, Class A2	2,000,000	1,778,341
1.66%, 12/25/30, Series K124, Class A2	1,500,000	1,271,162
2.11%, 1/25/31, Series K127, Class A2	3,000,000	2,634,484
1.89%, 1/25/32, Series K138, Class AM	1,000,000	844,373
2.12%, 4/25/55, Series K749, Class A2^(c)	350,000	316,527

Federal National Mortgage Association Alternative Credit Enhancement Securities
3.27%, 2/25/29, Series 2019-M5, Class A2	2,000,000	1,940,346
2.44%, 10/25/29, Series 2020-M1, Class A2	3,050,000	2,789,124
1.27%, 7/25/30, Series 2020-M42, Class A2	150,000	123,393
1.52%, 11/25/30, Series 2021-M1G, Class A2^(c)	1,000,000	831,588
2.94%, 7/25/39, Series 2016-M11, Class AL	244,444	241,383

GS Mortgage Securities Trust
4.18%, 7/10/46, Series 2013-GC13, Class A5^(c)	2,000,000	1,991,907
2.90%, 2/13/53, Series 2020-GC45, Class A2	630,000	600,403

JP Morgan Chase Commercial Mortgage Securities Trust
3.65%, 12/15/49, Series 2016-JP4, Class A4^(c)	132,000	127,364

JPMBB Commercial Mortgage Securities Trust
4.08%, 2/15/47, Series 2014-C18, Class A5	2,000,000	1,984,661
3.64%, 11/15/47, Series 2014-C24, Class A5	405,000	396,892

Morgan Stanley Bank of America Merrill Lynch Trust
3.08%, 3/15/48, Series 2015-C21, Class A3	112,434	108,957
3.21%, 10/15/48, Series 2015-C26, Class A3	990,988	967,211

Morgan Stanley Capital I Trust
2.57%, 10/15/54, Series 2021-L7, Class A5	1,000,000	856,777

UBS Commercial Mortgage Trust
3.49%, 8/15/50, Series 2017-C2, Class A4	1,000,000	956,256

Wells Fargo Commercial Mortgage Trust
2.93%, 7/15/48, Series 2016-C35, Class A4	1,525,000	1,436,823
3.37%, 10/15/49, Series 2016-LC24, Class AS	860,000	797,942
3.75%, 3/15/51, Series 2018-C43, Class A3	570,843	554,663
4.00%, 4/15/55, Series 2022-C62, Class A4^(c)	100,000	95,302
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost: $47,304,807)		45,427,256

MUNICIPAL BONDS – 0.5%

United States – 0.5%

Alameda County Joint Powers Authority 7.05%, 12/1/44, Series A	150,000	193,289

Commonwealth of Massachusetts 2.81%, 9/1/43, Series D	150,000	116,581

Dallas Area Rapid Transit
6.00%, 12/1/44, Series B	175,000	207,305
5.02%, 12/1/48	130,000	138,624

Grand Parkway Transportation Corp. 5.18%, 10/1/42, Series E	250,000	268,188

Los Angeles County Public Works Financing Authority 7.62%, 8/1/40	100,000	130,938

Los Angeles Department of Water & Power 6.57%, 7/1/45, Series A	70,000	89,314

Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board 4.05%, 7/1/26, Series B	100,000	100,327

Metropolitan Transportation Authority 7.34%, 11/15/39, Series C	275,000	363,007

Municipal Electric Authority of Georgia 6.64%, 4/1/57, Series A	213,000	244,226

New Jersey Transportation Trust Fund Authority 5.75%, 12/15/28, Series C	595,000	615,001

Port Authority of New York & New Jersey 5.65%, 11/1/40	130,000	145,324

Regional Transportation District Sales Tax Revenue 5.84%, 11/1/50, Series B	205,000	244,624

Sales Tax Securitization Corp. 4.64%, 1/1/40, Series A	95,000	95,196

San Jose Redevelopment Agency Successor Agency 3.38%, 8/1/34, Series A-T	60,000	54,570

State of Illinois
5.10%, 6/1/33	595,000	592,848
6.63%, 2/1/35	100,000	106,039

Texas Private Activity Bond Surface Transportation Corp. 3.92%, 12/31/49, Series B	200,000	169,208

University of California
5.77%, 5/15/43	230,000	256,843
4.86%, 5/15/2112, Series AD	56,000	52,443

See Notes to Financial Statements.

118	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2022

Investments in Long Securities	Principal Amount	Value

University of Pittsburgh of the Commonwealth System of Higher Education 3.56%, 9/15/2119, Series A	$120,000	$91,856
University of Virginia 3.23%, 9/1/2119, Series A	150,000	105,067
TOTAL MUNICIPAL BONDS (Cost: $5,080,625)		4,380,818

ASSET-BACKED SECURITIES – 2.3%

United States – 2.3%

American Express Credit Account Master Trust
0.90%, 11/15/26, Series 2021-1, Class A	1,570,000	1,472,521
3.39%, 5/17/27, Series 2022-2, Class A	2,000,000	1,975,412

BA Credit Card Trust
3.53%, 11/15/27, Series 2022-A1, Class A1	1,250,000	1,238,669

Barclays Dryrock Issuance Trust 3.07%, 2/15/28, Series 2022-1, Class A	1,500,000	1,467,928

Capital One Multi-Asset Execution Trust
3.49%, 5/15/27, Series 2022-A2, Class A	1,850,000	1,831,616
2.06%, 8/15/28, Series 2019-A3, Class A3	1,000,000	930,447
1.39%, 7/15/30, Series 2021-A2, Class A2	1,250,000	1,081,443

CarMax Auto Owner Trust
2.03%, 6/16/25, Series 2020-1, Class A4	585,000	570,624

CNH Equipment Trust
0.70%, 5/17/27, Series 2021-B, Class A4	1,000,000	913,125

GM Financial Automobile Leasing Trust
3.42%, 6/20/25, Series 2022-2, Class A3	500,000	496,594

GM Financial Consumer Automobile Receivables Trust
3.32%, 6/17/24, Series 2018-4, Class A4	49,940	49,950
3.71%, 12/16/27, Series 2022-3, Class A4	1,250,000	1,239,085

Honda Auto Receivables Owner Trust
0.46%, 4/19/27, Series 2020-3, Class A4	750,000	717,627

Hyundai Auto Receivables Trust
0.60%, 2/16/27, Series 2021-B, Class A4	1,000,000	926,556

Mercedes-Benz Auto Lease Trust
0.40%, 11/15/24, Series 2021-B, Class A3	502,000	486,230

Toyota Auto Receivables Owner Trust
0.53%, 10/15/26, Series 2021-B, Class A4	1,500,000	1,381,784

Volkswagen Auto Lease Trust
3.65%, 1/20/27, Series 2022-A, Class A4	1,250,000	1,241,616

World Omni Auto Receivables Trust
3.33%, 4/15/24, Series 2018-D, Class A3	6,913	6,914
3.04%, 5/15/24, Series 2019-A, Class A3	6,570	6,570
0.44%, 8/17/26, Series 2021-C, Class A3	990,000	949,543
0.61%, 10/15/26, Series 2020-C, Class A4	400,000	376,559
0.64%, 9/15/27, Series 2021-C, Class A4	1,000,000	930,859

World Omni Automobile Lease Securitization Trust
0.42%, 8/15/24, Series 2021-A, Class A3	1,400,000	1,353,645
TOTAL ASSET-BACKED SECURITIES (Cost: $21,834,258)		21,645,317

REPURCHASE AGREEMENT – 1.1%

United States – 1.1%

Citigroup, Inc., tri-party repurchase agreement dated 8/31/22 (tri-party custodian: The Bank of New York Mellon Corp.), 2.30% due 9/1/22; Proceeds at maturity – $10,650,680 (fully collateralized by U.S. Treasury Bond, 3.00% due 8/15/52; Market value including accrued interest – $10,863,059)

(Cost: $10,650,000)	10,650,000	10,650,000

	Shares

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.4%

United States – 0.4%

State Street Navigator Securities Lending Government Money Market Portfolio, 2.34%(g)
(Cost: $4,353,315)	4,353,315	4,353,315
TOTAL INVESTMENTS IN LONG SECURITIES BEFORE SECURITIES SOLD SHORT – 102.2% (Cost: $1,080,732,449)		972,286,264

Securities Sold Short	Principal Amount

U.S. GOVERNMENT AGENCIES SOLD SHORT – (1.7)%

Uniform Mortgage-Backed Securities – (1.7)%
2.50%, 9/19/37(b)	$(3,450,000)	(3,262,819)
3.00%, 9/19/37(b)	(3,575,000)	(3,462,139)
4.00%, 9/19/37(b)	(475,000)	(473,667)
1.50%, 9/14/52(b)	(1,200,000)	(982,175)
2.50%, 9/14/52(b)	(3,000,000)	(2,678,845)
3.00%, 9/14/52(b)	(3,900,000)	(3,608,530)
4.00%, 10/1/52(b)	(1,300,000)	(1,267,127)
1.50%, 10/13/52(b)	(1,000,000)	(818,488)

TOTAL INVESTMENTS IN SECURITIES SOLD SHORT

(Proceeds: $16,967,074)		(16,553,790)

Other Assets less Liabilities – (0.5)%		(4,326,713)

NET ASSETS – 100.0%		$951,405,761
^	Variable coupon rate based on weighted average interest rate of underlying mortgage.

(a)	Represents a zero coupon bond. Rate shown reflects the effective yield as of August 31, 2022.

(b)	To-be-announced ("TBA") security (See Note 2). TBA securities are non-income producing.

(c)	Rate shown reflects the accrual rate as of August 31, 2022 on securities with variable or step rates.

(d)

Security, or portion thereof, was on loan at August 31, 2022 (See Note 2). At August 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $4,771,274 and the total market value of the collateral held by the Fund was $4,927,383. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $574,068.

See Notes to Financial Statements.

WisdomTree Trust	119

Schedule of Investments (concluded)

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (AGGY)

August 31, 2022

(e)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(f)

The London Interbank Offered Rate ("LIBOR") is being phased out completely by June 30, 2023. There remains uncertainty regarding the nature of any replacement rate and the impact of a transition away from LIBOR on the Fund’s investments.

(g)	Rate shown represents annualized 7-day yield as of August 31, 2022.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Government Agencies	$—	$383,330,288	$—	$383,330,288
U.S. Government Obligations	—	197,473,850	—	197,473,850
Corporate Bonds	—	284,494,422	—	284,494,422
Foreign Government Agencies	—	2,608,255	—	2,608,255
Foreign Government Obligations	—	17,203,101	—	17,203,101
Supranational Bonds	—	719,642	—	719,642
Commercial Mortgage-Backed Securities	—	45,427,256	—	45,427,256
Municipal Bonds	—	4,380,818	—	4,380,818
Asset-Backed Securities	—	21,645,317	—	21,645,317
Repurchase Agreement	—	10,650,000	—	10,650,000
Investment of Cash Collateral for Securities Loaned	—	4,353,315	—	4,353,315
Total Investments in Securities	$—	$972,286,264	$—	$972,286,264
Liabilities:
Investments in Securities Sold Short
U.S. Government Agencies	$—	$(16,553,790)	$—	$(16,553,790)
Total – Net	$—	$955,732,474	$—	$955,732,474

See Notes to Financial Statements.

120	WisdomTree Trust

Schedule of Investments

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2022

Investments	Principal Amount	Value

U.S. GOVERNMENT AGENCIES – 17.0%

Federal Farm Credit Bank – 2.4%
2.85%, 5/23/25	$1,361,000	$1,335,359
3.13%, 8/26/27	1,000,000	987,130

Total Federal Farm Credit Bank		2,322,489

Federal Home Loan Bank – 0.2%
0.38%, 9/4/25	200,000	182,466

Federal Home Loan Mortgage Corporation – 5.3%
0.38%, 4/20/23	3,186,000	3,125,371
0.38%, 7/21/25	93,000	85,067
0.38%, 9/23/25	2,000,000	1,820,840

Total Federal Home Loan Mortgage Corporation		5,031,278

Federal National Mortgage Association – 2.1%
2.63%, 9/6/24	1,850,000	1,818,439
1.63%, 1/7/25	175,000	167,681

Total Federal National Mortgage Association		1,986,120

Tennessee Valley Authority – 0.1%
0.75%, 5/15/25	86,000	79,792

Uniform Mortgage-Backed Securities – 6.9%
2.50%, 9/1/37(a)	1,016,000	960,876
2.00%, 9/19/37(a)	6,038,000	5,563,408

Total Uniform Mortgage-Backed Securities		6,524,284
TOTAL U.S. GOVERNMENT AGENCIES (Cost: $16,601,527)		16,126,429

U.S. GOVERNMENT OBLIGATIONS – 46.0%

U.S. Treasury Bills – 7.6%
2.14%, 9/20/22*	225,000	224,746
2.18%, 10/13/22*	7,000,000	6,981,155

Total U.S. Treasury Bills		7,205,901

U.S. Treasury Notes – 38.4%
2.13%, 3/31/24	735,000	720,042
2.00%, 5/31/24	1,000,000	975,449
1.50%, 10/31/24	1,535,000	1,473,180
1.75%, 12/31/24	1,300,000	1,250,438
0.50%, 3/31/25	19,666,000	18,231,765
0.75%, 4/30/26	2,122,900	1,926,200
0.63%, 7/31/26	1,782,900	1,600,083
1.13%, 10/31/26	3,385,000	3,084,713
1.25%, 12/31/26	4,000,000	3,655,625
2.50%, 3/31/27	1,250,000	1,203,760
2.75%, 4/30/27	1,175,000	1,143,789
3.25%, 6/30/27	9,000	8,957
2.75%, 7/31/27	1,044,900	1,016,859

Total U.S. Treasury Notes		36,290,860
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $46,087,685)		43,496,761

CORPORATE BONDS – 34.6%

Canada – 1.7%

Bank of Montreal 1.85%, 5/1/25	1,000	943
Bank of Nova Scotia 2.20%, 2/3/25	206,000	196,435
4.50%, 12/16/25	58,000	57,868
1.05%, 3/2/26	40,000	35,897
Brookfield Finance, Inc. 4.00%, 4/1/24	150,000	149,527
Canadian Imperial Bank of Commerce 3.10%, 4/2/24	78,000	76,952
Cenovus Energy, Inc. 5.38%, 7/15/25	19,000	19,511
Enbridge, Inc. 2.50%, 1/15/25	42,000	40,263
Magna International, Inc. 4.15%, 10/1/25	25,000	24,946
Royal Bank of Canada 2.25%, 11/1/24	120,000	115,525
1.15%, 6/10/25	457,000	421,391

Toronto-Dominion Bank 1.15%, 6/12/25	343,000	316,592
1.95%, 1/12/27, Series FXD	160,000	145,059

Total Canada		1,600,909

China – 0.2%
Baidu, Inc. 4.13%, 6/30/25	90,000	88,843
Tencent Music Entertainment Group 1.38%, 9/3/25	110,000	99,220

Total China		188,063

France – 0.2%
BPCE SA 4.00%, 4/15/24	170,000	169,175

Germany – 0.1%

Deutsche Bank AG
2.22%, 9/18/24, (2.222% fixed rate until 9/18/23; Secured Overnight Financing Rate + 2.159% thereafter)(b)	140,000	134,991

Ireland – 0.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.50%, 9/15/23	130,000	129,367
6.50%, 7/15/25	150,000	153,865

Total Ireland		283,232

Japan – 1.1%
Mitsubishi UFJ Financial Group, Inc. 2.19%, 2/25/25	536,000	508,031
1.41%, 7/17/25	50,000	45,908
ORIX Corp. 3.25%, 12/4/24	80,000	78,382
Sumitomo Mitsui Financial Group, Inc. 2.70%, 7/16/24	315,000	305,711
Toyota Motor Corp. 1.34%, 3/25/26	73,000	66,880

Total Japan		1,004,912

Netherlands – 0.2%
Cooperatieve Rabobank UA 4.63%, 12/1/23	100,000	100,339
ING Groep NV 3.55%, 4/9/24	140,000	138,470

Total Netherlands		238,809

See Notes to Financial Statements.

WisdomTree Trust	121

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2022

Investments	Principal Amount	Value

Spain – 0.2%

Banco Santander SA 2.71%, 6/27/24	$200,000	$194,206

United Kingdom – 1.8%
BAT Capital Corp. 3.22%, 8/15/24	35,000	34,193
BAT International Finance PLC 1.67%, 3/25/26	100,000	89,119
Diageo Capital PLC 1.38%, 9/29/25	200,000	185,430
HSBC Holdings PLC 4.25%, 3/14/24	524,000	522,438
1.65%, 4/18/26, (1.645% fixed rate until 4/18/25; Secured Overnight Financing Rate + 1.538% thereafter)(b)	50,000	45,589
2.10%, 6/4/26, (2.099% fixed rate until 6/4/25; Secured Overnight Financing Rate + 1.929% thereafter)(b)	500,000	459,585
Lloyds Bank PLC 3.50%, 5/14/25	200,000	194,838

Lloyds Banking Group PLC
2.91%, 11/7/23, (2.907% fixed rate until 11/7/22; 3-month U.S. dollar London Interbank Offered Rate + 0.81% thereafter)(b)(c)	63,000	62,822
3.90%, 3/12/24	50,000	49,784

Santander UK Group Holdings PLC
1.09%, 3/15/25, (1.089% fixed rate until 3/15/24; Secured Overnight Financing Rate + 0.787% thereafter)(b)	41,000	38,409

Total United Kingdom		1,682,207

United States – 28.8%
3M Co. 2.65%, 4/15/25	50,000	48,493
Abbott Laboratories 3.88%, 9/15/25	600,000	603,684
AbbVie, Inc. 3.80%, 3/15/25	100,000	98,740
3.20%, 5/14/26	125,000	119,711
Adobe, Inc. 1.90%, 2/1/25	222,000	213,029
Aetna, Inc. 3.50%, 11/15/24	7,000	6,913
Aflac, Inc. 3.25%, 3/17/25	30,000	29,587
Air Lease Corp. 3.00%, 9/15/23	50,000	49,365
Air Products and Chemicals, Inc. 1.50%, 10/15/25	104,000	96,951
Ally Financial, Inc. 1.45%, 10/2/23	17,000	16,485
Amazon.com, Inc. 0.80%, 6/3/25	50,000	46,265
American Express Co. 3.00%, 10/30/24	76,000	74,527
3.63%, 12/5/24	226,000	224,872
American Honda Finance Corp. 2.40%, 6/27/24	50,000	48,789
2.15%, 9/10/24	130,000	125,768
1.20%, 7/8/25	80,000	74,174
American Tower Corp. 3.65%, 3/15/27	180,000	171,252
Ameriprise Financial, Inc. 3.00%, 4/2/25	50,000	48,733
Ares Capital Corp. 3.88%, 1/15/26	8,000	7,548
AT&T, Inc. 2.30%, 6/1/27	150,000	136,560
AutoZone, Inc. 3.63%, 4/15/25	60,000	59,090
Bank of America Corp. 3.88%, 8/1/25	323,000	322,428
0.98%, 9/25/25, (0.981% fixed rate until 9/25/24; Secured Overnight Financing Rate + 0.91% thereafter)(b)	50,000	46,446
3.09%, 10/1/25, (3.093% fixed rate until 10/1/24; 3-month U.S. dollar London Interbank Offered Rate + 1.09% thereafter)(b)(c)	207,000	200,749
3.37%, 1/23/26, (3.366% fixed rate until 1/23/25; 3-month U.S. dollar London Interbank Offered Rate + 0.81% thereafter)(b)(c)	80,000	77,448
2.02%, 2/13/26, (2.015% fixed rate until 2/13/25; 3-month U.S. dollar London Interbank Offered Rate + 0.64% thereafter)(b)(c)	771,000	721,957
3.38%, 4/2/26, (3.384% fixed rate until 4/2/25; Secured Overnight Financing Rate + 1.33% thereafter)(b)	100,000	96,659
Bank of New York Mellon Corp. 1.60%, 4/24/25	50,000	47,098
3.35%, 4/25/25	150,000	147,988
Berkshire Hathaway Energy Co. 4.05%, 4/15/25	117,000	117,195
Berry Global, Inc. 1.57%, 1/15/26	80,000	71,460
BGC Partners, Inc. 5.38%, 7/24/23	1,000	1,005
Blackstone Secured Lending Fund 3.65%, 7/14/23	9,000	8,867
Boeing Co. 2.75%, 2/1/26	357,000	334,716
Boston Properties LP 2.75%, 10/1/26	80,000	74,396

Broadcom, Inc.
3.15%, 11/15/25	17,000	16,403
3.46%, 9/15/26	60,000	57,569

Capital One Financial Corp.
2.64%, 3/3/26, (2.636% fixed rate until 3/3/25; Secured Overnight Financing Rate + 1.29% thereafter)(b)	450,000	426,753
Caterpillar Financial Services Corp. 1.70%, 1/8/27	175,000	160,344
Charles Schwab Corp. 3.00%, 3/10/25	91,000	89,106
4.20%, 3/24/25	382,000	383,891
Charter Communications Operating LLC / Charter Communications Operating Capital 4.50%, 2/1/24	36,000	35,996

See Notes to Financial Statements.

122	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2022

Investments	Principal Amount	Value
Chubb INA Holdings, Inc. 3.15%, 3/15/25	$97,000	$95,705
Cigna Corp. 4.13%, 11/15/25	55,000	54,675
1.25%, 3/15/26	37,000	33,344
Cisco Systems, Inc. 3.50%, 6/15/25	130,000	129,895

Citigroup, Inc.
3.35%, 4/24/25, (3.352% fixed rate until 4/24/24; 3-month U.S. dollar London Interbank Offered Rate + 0.897% thereafter)(b)(c)	95,000	93,120
2.01%, 1/25/26, (2.014% fixed rate until 1/25/25; Secured Overnight Financing Rate + 0.694% thereafter)(b)	300,000	282,075
3.29%, 3/17/26, (3.29% fixed rate until 3/17/25; Secured Overnight Financing Rate + 1.528% thereafter)(b)	200,000	193,040
3.11%, 4/8/26, (3.106% fixed rate until 4/8/25; Secured Overnight Financing Rate + 2.842% thereafter)(b)	257,000	246,815
1.12%, 1/28/27, (1.122% fixed rate until 1/28/26; Secured Overnight Financing Rate + 0.765% thereafter)(b)	251,000	221,593
4.45%, 9/29/27	105,000	102,510
Cleveland Electric Illuminating Co. 5.50%, 8/15/24	180,000	184,595
Columbia Pipeline Group, Inc. 4.50%, 6/1/25	210,000	209,538
Comcast Corp. 3.38%, 2/15/25	30,000	29,606
3.38%, 8/15/25	138,000	135,802
3.95%, 10/15/25	42,000	41,933
3.15%, 3/1/26	255,000	248,064
Constellation Brands, Inc. 4.35%, 5/9/27	75,000	74,530
Crown Castle, Inc. 3.20%, 9/1/24	48,000	47,248
Cummins, Inc. 0.75%, 9/1/25	140,000	128,517
CVS Health Corp. 4.10%, 3/25/25	80,000	80,182
3.88%, 7/20/25	30,000	29,795
Dell International LLC / EMC Corp. 6.02%, 6/15/26	25,000	25,983
Discovery Communications LLC 2.95%, 3/20/23	30,000	29,867
Dominion Energy, Inc. 3.90%, 10/1/25	40,000	39,536
Duke Energy Corp. 0.90%, 9/15/25	100,000	90,840
DuPont de Nemours, Inc. 4.49%, 11/15/25	30,000	30,258
Eli Lilly & Co. 2.75%, 6/1/25	137,000	134,359
Energy Transfer LP 2.90%, 5/15/25	80,000	75,882
Entergy Gulf States Louisiana LLC 5.59%, 10/1/24	107,000	110,521

Equinix, Inc.
2.63%, 11/18/24	169,000	162,852
1.25%, 7/15/25	44,000	40,300
ERP Operating LP 3.38%, 6/1/25	12,000	11,705
Evergy Metro, Inc. 3.65%, 8/15/25	160,000	157,843
Exelon Corp. 3.40%, 4/15/26	21,000	20,371
Fidelity National Information Services, Inc. 1.15%, 3/1/26	23,000	20,406
Fifth Third Bancorp 2.38%, 1/28/25	100,000	95,664
Franklin Resources, Inc. 2.85%, 3/30/25	140,000	135,682
FS KKR Capital Corp. 3.40%, 1/15/26	130,000	118,414
General Dynamics Corp. 3.25%, 4/1/25	150,000	147,813
3.50%, 5/15/25	189,000	188,030
General Motors Co. 6.13%, 10/1/25	99,000	102,003
General Motors Financial Co., Inc. 3.80%, 4/7/25	175,000	170,663
1.25%, 1/8/26	125,000	110,364
Georgia Power Co. 2.20%, 9/15/24, Series A	215,000	207,918
Gilead Sciences, Inc. 3.65%, 3/1/26	130,000	127,724
Global Payments, Inc. 4.80%, 4/1/26	20,000	19,860
Goldman Sachs Group, Inc. 4.00%, 3/3/24	307,000	306,883
3.50%, 1/23/25	164,000	160,904
1.76%, 1/24/25, (1.757% fixed rate until 1/24/24; Secured Overnight Financing Rate + 0.73% thereafter)(b)	100,000	96,112
3.50%, 4/1/25	209,000	204,471
3.75%, 5/22/25	250,000	245,760
1.09%, 12/9/26, (1.093% fixed rate until 12/9/25; Secured Overnight Financing Rate + 0.789% thereafter)(b)	680,000	603,514
Hasbro, Inc. 3.00%, 11/19/24	104,000	101,351
HCA, Inc. 5.25%, 4/15/25	185,000	186,793
Hess Corp. 3.50%, 7/15/24	115,000	113,261
Home Depot, Inc. 2.88%, 4/15/27	200,000	192,318
Honeywell International, Inc. 2.50%, 11/1/26	100,000	94,983
HP, Inc. 2.20%, 6/17/25	142,000	134,027
Intel Corp. 3.40%, 3/25/25	65,000	64,230
3.70%, 7/29/25	100,000	99,559
International Business Machines Corp. 3.00%, 5/15/24	235,000	232,039

See Notes to Financial Statements.

WisdomTree Trust	123

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2022

Investments	Principal Amount	Value
Intuit, Inc. 0.95%, 7/15/25	$181,000	$166,786
Invesco Finance PLC 4.00%, 1/30/24	118,000	117,563
John Deere Capital Corp. 3.45%, 3/13/25	139,000	138,394

JPMorgan Chase & Co.
3.80%, 7/23/24, (3.797% fixed rate until 7/23/23; 3-month U.S. dollar London Interbank Offered Rate + 0.89% thereafter)(b)(c)	100,000	99,437
3.88%, 9/10/24	889,000	885,640
4.02%, 12/5/24, (4.023% fixed rate until 12/5/23; 3-month U.S. dollar London Interbank Offered Rate + 1.00% thereafter)(b)(c)	170,000	169,194
3.13%, 1/23/25	76,000	74,868
2.08%, 4/22/26, (2.083% fixed rate until 4/22/25; Secured Overnight Financing Rate + 1.85% thereafter)(b)	444,000	415,620
Juniper Networks, Inc. 1.20%, 12/10/25	45,000	40,356
KeyBank NA 3.30%, 6/1/25	250,000	243,767
Kilroy Realty LP 3.45%, 12/15/24	179,000	175,048
Kinder Morgan Energy Partners LP 4.15%, 2/1/24	47,000	47,036
Lam Research Corp. 3.80%, 3/15/25	49,000	48,797
3.75%, 3/15/26	7,000	6,979
Lennox International, Inc. 1.35%, 8/1/25	100,000	91,117
Lowe’s Cos., Inc. 3.35%, 4/1/27	80,000	77,129
Mastercard, Inc. 2.00%, 3/3/25	30,000	28,794
McDonald’s Corp. 3.50%, 7/1/27	75,000	72,785
Merck & Co., Inc. 1.70%, 6/10/27	300,000	272,673

Morgan Stanley
3.62%, 4/17/25, (3.62% fixed rate until 4/17/24; Secured Overnight Financing Rate + 1.16% thereafter)(b)	500,000	493,210
4.00%, 7/23/25	284,000	282,640
3.88%, 1/27/26	80,000	78,952
2.19%, 4/28/26, (2.188% fixed rate until 4/28/25; Secured Overnight Financing Rate + 1.99% thereafter)(b)	306,000	287,554
MPLX LP 1.75%, 3/1/26	100,000	90,548
National Rural Utilities Cooperative Finance Corp. 2.85%, 1/27/25	50,000	48,735
NetApp, Inc. 1.88%, 6/22/25	80,000	74,770
NiSource, Inc. 0.95%, 8/15/25	170,000	154,748
Oncor Electric Delivery Co. LLC 0.55%, 10/1/25	379,000	341,058
Oracle Corp. 2.50%, 4/1/25	544,000	516,495
PECO Energy Co. 3.15%, 10/15/25	35,000	34,134
PepsiCo, Inc. 2.25%, 3/19/25	40,000	38,586
3.50%, 7/17/25	40,000	39,823
Pfizer, Inc. 3.00%, 12/15/26	380,000	369,919
Philip Morris International, Inc. 1.50%, 5/1/25	30,000	28,160
3.38%, 8/11/25	10,000	9,845
Pinnacle West Capital Corp. 1.30%, 6/15/25	123,000	112,319
Plains All American Pipeline LP / PAA Finance Corp. 3.60%, 11/1/24	63,000	61,628
PNC Financial Services Group, Inc. 3.90%, 4/29/24	100,000	100,062
PPG Industries, Inc. 2.40%, 8/15/24	44,000	42,740
Public Service Electric and Gas Co. 0.95%, 3/15/26	467,000	421,141
Public Storage 1.50%, 11/9/26	80,000	72,658
QUALCOMM, Inc. 3.45%, 5/20/25	200,000	197,940
Ralph Lauren Corp. 3.75%, 9/15/25	109,000	108,160
Realty Income Corp. 3.88%, 7/15/24	88,000	87,743
Republic Services, Inc. 2.90%, 7/1/26	50,000	47,619
Ryder System, Inc. 1.75%, 9/1/26	80,000	72,074
Santander Holdings USA, Inc. 3.45%, 6/2/25	244,000	233,408
Schlumberger Finance Canada Ltd. 1.40%, 9/17/25	15,000	14,035
Simon Property Group LP 2.00%, 9/13/24	170,000	163,700
Southern California Edison Co. 3.50%, 10/1/23, Series C	49,000	48,775
Southwest Airlines Co. 5.25%, 5/4/25	34,000	34,897
Southwestern Electric Power Co. 1.65%, 3/15/26, Series N	80,000	72,582
Starbucks Corp. 3.80%, 8/15/25	8,000	7,954
State Street Corp. 3.55%, 8/18/25	218,000	216,197
2.35%, 11/1/25, (2.354% fixed rate until 11/1/24; Secured Overnight Financing Rate + 0.94% thereafter)(b)	336,000	324,542
1.75%, 2/6/26, (1.746% fixed rate until 2/6/25; Secured Overnight Financing Rate + 0.411% thereafter)(b)	50,000	47,186

See Notes to Financial Statements.

124	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2022

Investments	Principal Amount	Value
Stryker Corp. 3.50%, 3/15/26	$10,000	$9,780
Sysco Corp. 3.75%, 10/1/25	60,000	59,230
T-Mobile USA, Inc. 2.25%, 2/15/26	50,000	45,958
Target Corp. 1.95%, 1/15/27	280,000	260,568
Toyota Motor Credit Corp. 3.00%, 4/1/25	50,000	48,908
0.80%, 10/16/25	250,000	227,532
3.05%, 3/22/27	150,000	144,010

Truist Bank
3.69%, 8/2/24, (3.689% fixed rate until 8/2/23; 3-month U.S. dollar London Interbank Offered Rate + 0.735% thereafter)(b)(c)	15,000	14,942
1.50%, 3/10/25	250,000	234,607
Truist Financial Corp. 2.50%, 8/1/24	600,000	584,328
4.00%, 5/1/25	335,000	334,260
TWDC Enterprises 18 Corp. 3.15%, 9/17/25	350,000	342,468
U.S. Bancorp 2.40%, 7/30/24	50,000	48,802
1.45%, 5/12/25	100,000	93,801
UnitedHealth Group, Inc. 2.38%, 8/15/24	100,000	97,662
3.75%, 7/15/25	150,000	149,673
UPMC 3.60%, 4/3/25, Series D-1	300,000	296,286
Verizon Communications, Inc. 3.38%, 2/15/25	72,000	71,067
Walgreens Boots Alliance, Inc. 3.45%, 6/1/26	50,000	48,514
Walt Disney Co. 3.70%, 10/15/25	209,000	207,658
Wells Fargo & Co. 4.48%, 1/16/24	33,000	33,195
3.00%, 2/19/25	774,000	753,551
2.41%, 10/30/25, (2.406% fixed rate until 10/30/24; Secured Overnight Financing Rate + 1.087% thereafter)(b)	416,000	397,596
2.16%, 2/11/26, (2.164% fixed rate until 2/11/25; 3-month U.S. dollar London Interbank Offered Rate + 0.75% thereafter)(b)(c)	322,000	302,706
Williams Cos., Inc. 4.00%, 9/15/25	50,000	49,358
Willis North America, Inc. 3.60%, 5/15/24	94,000	92,847
WW Grainger, Inc. 1.85%, 2/15/25	80,000	76,101
Zoetis, Inc. 4.50%, 11/13/25	50,000	50,624

Total United States		27,237,207
TOTAL CORPORATE BONDS (Cost: $35,019,661)		32,733,711

FOREIGN GOVERNMENT AGENCIES – 0.3%

Japan – 0.3%
Japan Bank for International Cooperation 1.75%, 10/17/24, Series DTC	200,000	191,936
2.13%, 2/10/25, Series DTC	140,000	134,499
TOTAL FOREIGN GOVERNMENT AGENCIES (Cost: $349,997)		326,435

FOREIGN GOVERNMENT OBLIGATIONS – 0.5%

Chile – 0.1%

Chile Government International Bond 3.13%, 3/27/25	110,000	107,042

Colombia – 0.2%
Colombia Government International Bond 2.63%, 3/15/23	100,000	98,890
4.00%, 2/26/24	78,000	76,503

Total Colombia		175,393

Indonesia – 0.2%

Indonesia Government International Bond 2.95%, 1/11/23	150,000	150,078
TOTAL FOREIGN GOVERNMENT OBLIGATIONS (Cost: $447,462)		432,513

COMMERCIAL MORTGAGE-BACKED SECURITIES – 7.6%

United States – 7.6%

Benchmark Mortgage Trust
3.75%, 3/15/52, Series 2019-B9, Class A4	850,000	814,846
2.03%, 10/15/53, Series 2020-B20, Class A5	788,000	660,402
2.58%, 4/15/54, Series 2021-B25, Class A5	2,200,000	1,910,521

Commercial Mortgage Trust
3.42%, 8/10/47, Series 2014-UBS4, Class A4	900,000	883,774

DBJPM Mortgage Trust
1.89%, 8/10/49, Series 2016-C3, Class A2	28,438	28,006

GS Mortgage Securities Trust
5.49%, 11/10/46, Series 2013-GC16, Class C^(b)	200,000	196,383

JP Morgan Chase Commercial Mortgage Securities Trust
4.17%, 12/15/46, Series 2013-C16, Class A4	634,000	630,820

JPMBB Commercial Mortgage Securities Trust
3.61%, 5/15/48, Series 2015-C29, Class A4	816,000	795,813

Morgan Stanley Bank of America Merrill Lynch Trust
2.74%, 4/15/48, Series 2015-C22, Class A2	244,375	244,375

Morgan Stanley Capital I Trust
4.48%, 12/15/50, Series 2017-HR2, Class C^(b)	160,000	146,190

See Notes to Financial Statements.

WisdomTree Trust	125

Schedule of Investments (concluded)

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (SHAG)

August 31, 2022

Investments	Principal Amount	Value

Wells Fargo Commercial Mortgage Trust
2.60%, 6/15/49, Series 2016-C34, Class A2	$29,193	$28,640
2.63%, 4/15/54, Series 2021-C59, Class A5	376,000	325,454

WFRBS Commercial Mortgage Trust
3.50%, 8/15/47, Series 2014-C21, Class D(d)	627,000	523,541
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost: $8,103,471)		7,188,765

ASSET-BACKED SECURITIES – 0.5%

United States – 0.5%

Capital One Prime Auto Receivables Trust
1.63%, 8/15/25, Series 2020-1, Class A4	450,000	438,475

CarMax Auto Owner Trust
2.30%, 4/15/25, Series 2019-3, Class A4	62,000	61,143
TOTAL ASSET-BACKED SECURITIES (Cost: $512,857)		499,618
TOTAL INVESTMENTS IN SECURITIES – 106.5% (Cost: $107,122,660)		100,804,232

Other Assets less Liabilities – (6.5)%		(6,159,710)

NET ASSETS – 100.0%		$94,644,522

*	Interest rate shown reflects the yield to maturity at the time of purchase.

^	Variable coupon rate based on weighted average interest rate of underlying mortgage.

(a)	To-be-announced (“TBA”) security (See Note 2). TBA securities are non-income producing.

(b)	Rate shown reflects the accrual rate as of August 31, 2022 on securities with variable or step rates.

(c)

The London Interbank Offered Rate (“LIBOR”) is being phased out completely by June 30, 2023. There remains uncertainty regarding the nature of any replacement rate and the impact of a transition away from LIBOR on the Fund’s investments.

(d)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Government Agencies	$—	$16,126,429	$—	$16,126,429
U.S. Government Obligations	—	43,496,761	—	43,496,761
Corporate Bonds	—	32,733,711	—	32,733,711
Foreign Government Agencies	—	326,435	—	326,435
Foreign Government Obligations	—	432,513	—	432,513
Commercial Mortgage-Backed Securities	—	7,188,765	—	7,188,765
Asset-Backed Securities	—	499,618	—	499,618
Total Investments in Securities	$—	$100,804,232	$—	$100,804,232

See Notes to Financial Statements.

126	WisdomTree Trust

Schedule of Investments

WisdomTree Alternative Income Fund (HYIN)

August 31, 2022

Investments	Shares	Value

COMMON STOCKS – 71.3%

United States – 71.3%

Capital Markets – 23.2%
Ares Capital Corp.	15,515	$304,715
FS KKR Capital Corp.(a)	14,492	312,737
Goldman Sachs BDC, Inc.(a)	16,019	272,643
Golub Capital BDC, Inc.(a)	21,246	295,532
Hercules Capital, Inc.(a)	20,372	286,634
Main Street Capital Corp.(a)	7,456	311,214
Owl Rock Capital Corp.(a)	21,772	286,084
Prospect Capital Corp.(a)	39,571	295,991

Total Capital Markets		2,365,550

Mortgage Real Estate Investment Trusts (REITs) – 48.1%
AG Mortgage Investment Trust, Inc.	38,837	248,945
AGNC Investment Corp.	25,428	303,865
Annaly Capital Management, Inc.	45,813	295,494
Apollo Commercial Real Estate Finance, Inc.	26,777	311,952
Arbor Realty Trust, Inc.	21,082	315,808
Blackstone Mortgage Trust, Inc., Class A	9,845	285,308
BrightSpire Capital, Inc., Class A	34,374	288,742
Chimera Investment Corp.	32,490	276,165
Great Ajax Corp.	28,878	261,346
KKR Real Estate Finance Trust, Inc.	15,471	297,971
Ladder Capital Corp.	26,286	290,723
MFA Financial, Inc.	25,380	277,403
New York Mortgage Trust, Inc.	108,170	302,876
Redwood Trust, Inc.	37,239	288,602
Rithm Capital Corp.	29,002	273,489
Starwood Property Trust, Inc.	12,981	297,654
Two Harbors Investment Corp.	59,003	286,165

Total Mortgage Real Estate Investment Trusts (REITs)		4,902,508
TOTAL COMMON STOCKS (Cost: $8,260,249)		7,268,058

CLOSED-END MUTUAL FUNDS – 28.2%

United States – 28.2%
BlackRock Corporate High Yield Fund, Inc.	28,546	273,471
Blackstone Strategic Credit Fund	24,401	289,640
Eaton Vance Floating-Rate Income Trust	23,378	282,172
Eaton Vance Limited Duration Income Fund	27,843	295,136
Guggenheim Strategic Opportunities Fund	17,667	306,522
Invesco Senior Income Trust	71,659	276,604
Nuveen Credit Strategies Income Fund	51,922	279,859
Oxford Lane Capital Corp.	49,060	294,851
PIMCO Corporate & Income Opportunity Fund	21,132	289,720
PIMCO Dynamic Income Fund	13,389	290,006
TOTAL CLOSED-END MUTUAL FUNDS (Cost: $3,223,238)		2,877,981

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 13.8%

United States – 13.8%

State Street Navigator Securities Lending Government Money Market Portfolio, 2.34%(b)
(Cost: $1,406,379)	1,406,379	1,406,379

TOTAL INVESTMENTS IN SECURITIES – 113.3% (Cost: $12,889,866)		11,552,418

Other Assets less Liabilities – (13.3)%		(1,359,085)

NET ASSETS – 100.0%		$10,193,333
(a)

Security, or portion thereof, was on loan at August 31, 2022 (See Note 2). At August 31, 2022, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $1,367,099 and the total market value of the collateral held by the Fund was $1,406,932. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $553.

(b)	Rate shown represents annualized 7-day yield as of August 31, 2022.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$7,268,058	$—	$—	$7,268,058
Closed-End Mutual Funds	2,877,981	—	—	2,877,981
Investment of Cash Collateral for Securities Loaned	—	1,406,379	—	1,406,379
Total Investments in Securities	$10,146,039	$1,406,379	$—	$11,552,418

See Notes to Financial Statements.

WisdomTree Trust	127

Schedule of Investments

WisdomTree CBOE S&P 500 PutWrite Strategy Fund (PUTW)

August 31, 2022

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 83.8%

U.S. Treasury Bills – 83.8%
2.71%, 11/17/22*	$45,000,000	$44,742,531
2.54%, 11/25/22*	43,000,000	42,715,837
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $87,491,751)		87,458,368
Investments	Shares	Value

EXCHANGE-TRADED FUND – 4.5%

United States – 4.5%
WisdomTree Floating Rate Treasury Fund(a) (Cost: $4,645,628)	92,596	$4,652,949

TOTAL INVESTMENTS IN SECURITIES – 88.3% (Cost: $92,137,379)		92,111,317

Other Assets less Liabilities – 11.7%		12,210,232

NET ASSETS – 100.0%		$104,321,549
*	Interest rate shown reflects the yield to maturity at the time of purchase.

(a)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended August 31, 2022 were as follows:

Affiliate	Value at 8/31/2021	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 8/31/2022	Dividend Income	Capital Gain Distributions
WisdomTree Floating Rate Treasury Fund	$2,870,813	$2,073,627	$292,867	$(232)	$1,608	$4,652,949	$25,238	$259

FINANCIAL DERIVATIVE INSTRUMENTS

WRITTEN PUT OPTION CONTRACTS (EXCHANGE-TRADED)

Description	Number of Contracts	Notional Amount[1]	Strike Price	Expiration Date	Premiums Paid/ (Received)	Unrealized Depreciation	Value
S&P 500 Index	(265)	$(112,095,000)	$4,230	9/16/2022	$(2,292,550)	$(5,070,475)	$(7,363,025)
[1]	Notional amount is derived by multiplying the number of contracts, the contract size (typically 100), and the contract strike price.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Government Obligations	$—	$87,458,368	$—	$87,458,368
Exchange-Traded Fund	4,652,949	—	—	4,652,949
Total Investments in Securities	$4,652,949	$87,458,368	$—	$92,111,317
Liabilities:
Financial Derivative Instruments
Written Options[1]	$—	$(7,363,025)	$—	$(7,363,025)
Total – Net	$4,652,949	$80,095,343	$—	$84,748,292
[1]	Amount shown represents the market value of the financial instrument.

See Notes to Financial Statements.

128	WisdomTree Trust

Schedule of Investments

WisdomTree Efficient Gold Plus Equity Strategy Fund (GDE) (consolidated)

August 31, 2022

Investments	Shares	Value

COMMON STOCKS – 90.4%

Argentina – 0.1%

Internet & Direct Marketing Retail – 0.1%

MercadoLibre, Inc.*	3	$2,566

China – 0.1%

Hotels, Restaurants & Leisure – 0.0%

Yum China Holdings, Inc.	33	1,654

Semiconductors & Semiconductor Equipment – 0.1%

NXP Semiconductors NV	20	3,291

Total China		4,945

Ireland – 0.0%

Technology Hardware, Storage & Peripherals – 0.0%

Seagate Technology Holdings PLC	19	1,272

Israel – 0.0%

Software – 0.0%

Check Point Software Technologies Ltd.*	8	962

South Korea – 0.1%

Internet & Direct Marketing Retail – 0.1%

Coupang, Inc.*	96	1,623

United Kingdom – 0.4%

Chemicals – 0.4%

Linde PLC	44	12,446

United States – 89.7%

Aerospace & Defense – 1.5%

Boeing Co.*	51	8,173

General Dynamics Corp.	21	4,808

Howmet Aerospace, Inc.	33	1,169

L3Harris Technologies, Inc.	15	3,423

Lockheed Martin Corp.	22	9,242

Northrop Grumman Corp.	12	5,736

Raytheon Technologies Corp.	128	11,488

TransDigm Group, Inc.	3	1,801

Total Aerospace & Defense		45,840

Air Freight & Logistics – 0.6%

CH Robinson Worldwide, Inc.	9	1,027

Expeditors International of Washington, Inc.	12	1,235

FedEx Corp.	19	4,006

United Parcel Service, Inc., Class B	63	12,254

Total Air Freight & Logistics		18,522

Airlines – 0.1%

Delta Air Lines, Inc.*	57	1,771

Southwest Airlines Co.*	45	1,652

United Airlines Holdings, Inc.*	24	840

Total Airlines		4,263

Auto Components – 0.1%

Aptiv PLC*	22	2,055

Automobiles – 2.3%

Ford Motor Co.	339	5,167

General Motors Co.	110	4,203

Lucid Group, Inc.*	54	828

Rivian Automotive, Inc., Class A*	30	981

Tesla, Inc.*	219	60,359

Total Automobiles		71,538

Banks – 3.2%

Bank of America Corp.	605	20,334

Citigroup, Inc.	170	8,298

Citizens Financial Group, Inc.	23	844

Fifth Third Bancorp	45	1,537

First Republic Bank	15	2,277

Huntington Bancshares, Inc.	67	898

JPMorgan Chase & Co.	255	29,001

KeyCorp	42	743

M&T Bank Corp.	9	1,636

PNC Financial Services Group, Inc.	36	5,688

Regions Financial Corp.	67	1,452

Signature Bank	4	697

SVB Financial Group*	5	2,033

Truist Financial Corp.	115	5,386

U.S. Bancorp	110	5,017

Wells Fargo & Co.	328	14,337

Total Banks		100,178

Beverages – 1.7%

Brown-Forman Corp., Class B	27	1,963

Coca-Cola Co.	340	20,981

Constellation Brands, Inc., Class A	13	3,199

Keurig Dr. Pepper, Inc.	74	2,821

Monster Beverage Corp.*	33	2,931

PepsiCo, Inc.	119	20,500

Total Beverages		52,395

Biotechnology – 1.9%

AbbVie, Inc.	152	20,438

Alnylam Pharmaceuticals, Inc.*	7	1,447

Amgen, Inc.	45	10,814

Biogen, Inc.*	11	2,149

Gilead Sciences, Inc.	86	5,458

Horizon Therapeutics PLC*	17	1,007

Incyte Corp.*	14	986

Moderna, Inc.*	31	4,100

Regeneron Pharmaceuticals, Inc.*	8	4,649

Seagen, Inc.*	15	2,314

Vertex Pharmaceuticals, Inc.*	20	5,635

Total Biotechnology		58,997

Building Products – 0.3%

Carrier Global Corp.	56	2,191

Johnson Controls International PLC	58	3,140

Trane Technologies PLC	18	2,773

Total Building Products		8,104

Capital Markets – 2.9%

Ameriprise Financial, Inc.	9	2,412

Bank of New York Mellon Corp.	66	2,741

BlackRock, Inc.	11	7,330

Blackstone, Inc.	60	5,636

Charles Schwab Corp.	124	8,798

See Notes to Financial Statements.

WisdomTree Trust	129

Schedule of Investments (continued)

WisdomTree Efficient Gold Plus Equity Strategy Fund (GDE) (consolidated)

August 31, 2022

Investments	Shares	Value

CME Group, Inc.	28	$5,477

Coinbase Global, Inc., Class A*	13	868

FactSet Research Systems, Inc.	3	1,300

Goldman Sachs Group, Inc.	29	9,647

Intercontinental Exchange, Inc.	48	4,841

KKR & Co., Inc.	51	2,579

LPL Financial Holdings, Inc.	6	1,328

Moody’s Corp.	14	3,983

Morgan Stanley	121	10,312

MSCI, Inc.	6	2,696

Nasdaq, Inc.	27	1,607

Northern Trust Corp.	18	1,712

Raymond James Financial, Inc.	18	1,879

S&P Global, Inc.	30	10,565

State Street Corp.	30	2,051

T. Rowe Price Group, Inc.	18	2,160

Total Capital Markets		89,922

Chemicals – 1.1%

Air Products and Chemicals, Inc.	17	4,292

Albemarle Corp.	10	2,679

Celanese Corp.	9	998

CF Industries Holdings, Inc.	15	1,552

Corteva, Inc.	63	3,870

Dow, Inc.	63	3,213

DuPont de Nemours, Inc.	44	2,448

Ecolab, Inc.	22	3,604

FMC Corp.	10	1,081

International Flavors & Fragrances, Inc.	19	2,099

LyondellBasell Industries NV, Class A	19	1,577

Mosaic Co.	26	1,401

PPG Industries, Inc.	18	2,286

Sherwin-Williams Co.	21	4,874

Total Chemicals		35,974

Commercial Services & Supplies – 0.5%

Cintas Corp.	8	3,255

Copart, Inc.*	19	2,273

Republic Services, Inc.	18	2,569

Waste Connections, Inc.	19	2,644

Waste Management, Inc.	34	5,747

Total Commercial Services & Supplies		16,488

Communications Equipment – 0.7%

Arista Networks, Inc.*	22	2,638

Cisco Systems, Inc.	331	14,802

Motorola Solutions, Inc.	13	3,164

Total Communications Equipment		20,604

Construction & Engineering – 0.0%

Quanta Services, Inc.	10	1,413

Construction Materials – 0.1%

Martin Marietta Materials, Inc.	5	1,739

Vulcan Materials Co.	11	1,831

Total Construction Materials		3,570

Consumer Finance – 0.5%

Ally Financial, Inc.	25	830

American Express Co.	52	7,904

Capital One Financial Corp.	34	3,598

Discover Financial Services	21	2,110

Synchrony Financial	36	1,179

Total Consumer Finance		15,621

Containers & Packaging – 0.2%

Amcor PLC	129	1,549

Ball Corp.	24	1,339

Crown Holdings, Inc.	10	906

International Paper Co.	27	1,124

Packaging Corp. of America	6	822

Total Containers & Packaging		5,740

Distributors – 0.1%

Genuine Parts Co.	12	1,872

LKQ Corp.	24	1,277

Pool Corp.	3	1,018

Total Distributors		4,167

Diversified Financial Services – 1.4%

Apollo Global Management, Inc.	39	2,168

Berkshire Hathaway, Inc., Class B*	147	41,277

Total Diversified Financial Services		43,445

Diversified Telecommunication Services – 0.8%

AT&T, Inc.	555	9,735

Verizon Communications, Inc.	362	15,135

Total Diversified Telecommunication Services		24,870

Electric Utilities – 1.7%

Alliant Energy Corp.	18	1,099

American Electric Power Co., Inc.	41	4,108

Duke Energy Corp.	66	7,056

Edison International	28	1,898

Entergy Corp.	15	1,730

Evergy, Inc.	18	1,234

Eversource Energy	28	2,511

Exelon Corp.	75	3,293

FirstEnergy Corp.	48	1,898

NextEra Energy, Inc.	169	14,375

PG&E Corp.*	114	1,406

PPL Corp.	36	1,047

Southern Co.	91	7,013

Xcel Energy, Inc.	45	3,341

Total Electric Utilities		52,009

Electrical Equipment – 0.5%

AMETEK, Inc.	21	2,523

Eaton Corp. PLC	34	4,646

Emerson Electric Co.	51	4,169

Generac Holdings, Inc.*	5	1,102

Plug Power, Inc.*	40	1,122

Rockwell Automation, Inc.	9	2,132

Total Electrical Equipment		15,694

See Notes to Financial Statements.

130	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Efficient Gold Plus Equity Strategy Fund (GDE) (consolidated)

August 31, 2022

Investments	Shares	Value

Electronic Equipment, Instruments & Components – 0.5%

Amphenol Corp., Class A	45	$3,309

CDW Corp.	11	1,878

Corning, Inc.	66	2,265

Keysight Technologies, Inc.*	15	2,458

TE Connectivity Ltd.	25	3,155

Teledyne Technologies, Inc.*	3	1,105

Trimble, Inc.*	22	1,391

Zebra Technologies Corp., Class A*	4	1,207

Total Electronic Equipment, Instruments & Components		16,768

Energy Equipment & Services – 0.3%

Baker Hughes Co.	63	1,591

Halliburton Co.	70	2,109

Schlumberger NV	116	4,426

Total Energy Equipment & Services		8,126

Entertainment – 1.2%

Activision Blizzard, Inc.	64	5,024

Electronic Arts, Inc.	21	2,664

Live Nation Entertainment, Inc.*	12	1,084

Netflix, Inc.*	36	8,048

ROBLOX Corp., Class A*	36	1,408

Roku, Inc.*	9	612

Spotify Technology SA*	7	757

Take-Two Interactive Software, Inc.*	9	1,103

Walt Disney Co.*	157	17,597

Total Entertainment		38,297

Equity Real Estate Investment Trusts (REITs) – 2.4%

Alexandria Real Estate Equities, Inc.	11	1,687

American Tower Corp.	39	9,908

AvalonBay Communities, Inc.	12	2,411

Boston Properties, Inc.	12	953

Camden Property Trust	7	900

Crown Castle, Inc.	36	6,150

Digital Realty Trust, Inc.	21	2,596

Duke Realty Corp.	30	1,766

Equinix, Inc.	7	4,602

Equity Residential	26	1,903

Essex Property Trust, Inc.	5	1,325

Extra Space Storage, Inc.	11	2,186

Healthpeak Properties, Inc.	30	788

Host Hotels & Resorts, Inc.	53	942

Invitation Homes, Inc.	48	1,741

Iron Mountain, Inc.	21	1,105

Kimco Realty Corp.	44	928

Mid-America Apartment Communities, Inc.	9	1,491

Prologis, Inc.	60	7,471

Public Storage	12	3,970

Realty Income Corp.	48	3,277

SBA Communications Corp.	9	2,927

Simon Property Group, Inc.	25	2,549

Sun Communities, Inc.	9	1,383

UDR, Inc.	22	987

Ventas, Inc.	32	1,532

VICI Properties, Inc.	78	2,573

Welltower, Inc.	36	2,759

Weyerhaeuser Co.	63	2,152

WP Carey, Inc.	16	1,344

Total Equity Real Estate Investment Trusts (REITs)		76,306

Food & Staples Retailing – 1.4%

Costco Wholesale Corp.	38	19,840

Kroger Co.	51	2,445

Sysco Corp.	43	3,535

Walgreens Boots Alliance, Inc.	59	2,069

Walmart, Inc.	124	16,436

Total Food & Staples Retailing		44,325

Food Products – 0.9%

Archer-Daniels-Midland Co.	41	3,603

Bunge Ltd.	9	893

Conagra Brands, Inc.	35	1,203

General Mills, Inc.	46	3,533

Hershey Co.	11	2,471

Hormel Foods Corp.	24	1,207

J.M. Smucker Co.	8	1,120

Kellogg Co.	19	1,382

Kraft Heinz Co.	54	2,020

McCormick & Co., Inc., Non-Voting Shares	18	1,513

Mondelez International, Inc., Class A	120	7,423

Tyson Foods, Inc., Class A	24	1,809

Total Food Products		28,177

Gas Utilities – 0.0%

Atmos Energy Corp.	10	1,134

Health Care Equipment & Supplies – 2.2%

Abbott Laboratories	152	15,603

Align Technology, Inc.*	6	1,462

Baxter International, Inc.	39	2,241

Becton Dickinson and Co.	22	5,553

Boston Scientific Corp.*	116	4,676

Cooper Cos., Inc.	3	862

Dexcom, Inc.*	31	2,548

Edwards Lifesciences Corp.*	49	4,415

Hologic, Inc.*	16	1,081

IDEXX Laboratories, Inc.*	6	2,086

Intuitive Surgical, Inc.*	28	5,761

Medtronic PLC	114	10,023

ResMed, Inc.	10	2,199

STERIS PLC	7	1,410

Stryker Corp.	29	5,951

Teleflex, Inc.	3	679

Zimmer Biomet Holdings, Inc.	16	1,701

Total Health Care Equipment & Supplies		68,251

Health Care Providers & Services – 2.9%

AmerisourceBergen Corp.	13	1,905

Cardinal Health, Inc.	16	1,132

Centene Corp.*	44	3,949

Cigna Corp.	26	7,370

CVS Health Corp.	106	10,404

See Notes to Financial Statements.

WisdomTree Trust	131

Schedule of Investments (continued)

WisdomTree Efficient Gold Plus Equity Strategy Fund (GDE) (consolidated)

August 31, 2022

Investments	Shares	Value

Elevance Health, Inc.	21	$10,187

HCA Healthcare, Inc.	18	3,562

Humana, Inc.	9	4,336

Laboratory Corp. of America Holdings	7	1,577

McKesson Corp.	12	4,404

Molina Healthcare, Inc.*	3	1,012

Quest Diagnostics, Inc.	8	1,002

UnitedHealth Group, Inc.	80	41,546

Total Health Care Providers & Services		92,386

Health Care Technology – 0.1%

Veeva Systems, Inc., Class A*	10	1,993

Hotels, Restaurants & Leisure – 1.6%

Airbnb, Inc., Class A*	23	2,602

Booking Holdings, Inc.*	3	5,627

Caesars Entertainment, Inc.*	12	517

Carnival Corp.*	72	681

Chipotle Mexican Grill, Inc.*	2	3,194

Domino’s Pizza, Inc.	3	1,116

Expedia Group, Inc.*	12	1,232

Hilton Worldwide Holdings, Inc.	24	3,057

Las Vegas Sands Corp.*	30	1,129

Marriott International, Inc., Class A	27	4,151

McDonald’s Corp.	64	16,146

MGM Resorts International	30	979

Royal Caribbean Cruises Ltd.*	12	490

Starbucks Corp.	99	8,323

Yum! Brands, Inc.	21	2,336

Total Hotels, Restaurants & Leisure		51,580

Household Durables – 0.2%

D.R. Horton, Inc.	30	2,135

Garmin Ltd.	13	1,150

Lennar Corp., Class A	21	1,626

Total Household Durables		4,911

Household Products – 1.3%

Church & Dwight Co., Inc.	18	1,507

Clorox Co.	9	1,299

Colgate-Palmolive Co.	72	5,631

Kimberly-Clark Corp.	28	3,570

Procter & Gamble Co.	207	28,554

Total Household Products		40,561

Independent Power & Renewable Electricity Producers – 0.0%

AES Corp.	41	1,043

Industrial Conglomerates – 0.7%

3M Co.	49	6,093

General Electric Co.	80	5,875

Honeywell International, Inc.	59	11,172

Total Industrial Conglomerates		23,140

Insurance – 1.9%

Aflac, Inc.	51	3,030

Allstate Corp.	27	3,254

American International Group, Inc.	63	3,260

Aon PLC, Class A	18	5,027

Arch Capital Group Ltd.*	30	1,372

Arthur J Gallagher & Co.	18	3,268

Brown & Brown, Inc.	18	1,135

Chubb Ltd.	35	6,617

Cincinnati Financial Corp.	12	1,164

Fidelity National Financial, Inc.	21	821

Hartford Financial Services Group, Inc.	24	1,543

Marsh & McLennan Cos., Inc.	41	6,616

MetLife, Inc.	60	3,860

Principal Financial Group, Inc.	18	1,346

Progressive Corp.	54	6,623

Prudential Financial, Inc.	31	2,968

Travelers Cos., Inc.	21	3,394

W.R. Berkley Corp.	18	1,166

Willis Towers Watson PLC	10	2,068

Total Insurance		58,532

Interactive Media & Services – 4.5%

Alphabet, Inc., Class A*	480	51,945

Alphabet, Inc., Class C*	472	51,519

Match Group, Inc.*	27	1,526

Meta Platforms, Inc., Class A*	186	30,305

Pinterest, Inc., Class A*	42	968

Snap, Inc., Class A*	95	1,033

Twitter, Inc.*	69	2,674

ZoomInfo Technologies, Inc., Class A*	21	954

Total Interactive Media & Services		140,924

Internet & Direct Marketing Retail – 3.3%

Amazon.com, Inc.*	782	99,134

DoorDash, Inc., Class A*	15	898

eBay, Inc.	51	2,251

Etsy, Inc.*	10	1,056

Total Internet & Direct Marketing Retail		103,339

IT Services – 4.4%

Accenture PLC, Class A	57	16,442

Akamai Technologies, Inc.*	13	1,174

Automatic Data Processing, Inc.	36	8,799

Block, Inc.*	45	3,101

Broadridge Financial Solutions, Inc.	9	1,541

Cloudflare, Inc., Class A*	16	1,001

Cognizant Technology Solutions Corp., Class A	43	2,716

EPAM Systems, Inc.*	4	1,706

Fidelity National Information Services, Inc.	49	4,477

Fiserv, Inc.*	49	4,958

FleetCor Technologies, Inc.*	6	1,275

Gartner, Inc.*	6	1,712

Global Payments, Inc.	24	2,981

International Business Machines Corp.	78	10,019

Jack Henry & Associates, Inc.	4	769

MasterCard, Inc., Class A	74	24,003

MongoDB, Inc.*	3	969

Okta, Inc.*	11	1,005

Paychex, Inc.	24	2,960

See Notes to Financial Statements.

132	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Efficient Gold Plus Equity Strategy Fund (GDE) (consolidated)

August 31, 2022

Investments	Shares	Value

PayPal Holdings, Inc.*	100	$9,344

Snowflake, Inc., Class A*	25	4,524

SS&C Technologies Holdings, Inc.	18	1,004

Twilio, Inc., Class A*	14	974

VeriSign, Inc.*	7	1,276

Visa, Inc., Class A	142	28,217

Total IT Services		136,947

Life Sciences Tools & Services – 1.6%

Agilent Technologies, Inc.	22	2,822

Avantor, Inc.*	45	1,121

Bio-Techne Corp.	3	995

Charles River Laboratories International, Inc.*	3	616

Danaher Corp.	58	15,655

Illumina, Inc.*	11	2,218

IQVIA Holdings, Inc.*	16	3,403

Mettler-Toledo International, Inc.*	2	2,425

PerkinElmer, Inc.	8	1,080

Thermo Fisher Scientific, Inc.	34	18,541

Waters Corp.*	4	1,194

West Pharmaceutical Services, Inc.	5	1,483

Total Life Sciences Tools & Services		51,553

Machinery – 1.3%

Caterpillar, Inc.	46	8,497

Cummins, Inc.	11	2,369

Deere & Co.	24	8,766

Dover Corp.	12	1,500

Fortive Corp.	30	1,900

IDEX Corp.	6	1,207

Illinois Tool Works, Inc.	23	4,481

Ingersoll Rand, Inc.	24	1,137

Otis Worldwide Corp.	37	2,672

PACCAR, Inc.	30	2,625

Parker-Hannifin Corp.	11	2,915

Stanley Black & Decker, Inc.	13	1,145

Westinghouse Air Brake Technologies Corp.	16	1,402

Xylem, Inc.	15	1,367

Total Machinery		41,983

Media – 0.7%

Charter Communications, Inc., Class A*	9	3,714

Comcast Corp., Class A	390	14,114

Liberty Broadband Corp., Class C*	12	1,220

Omnicom Group, Inc.	15	1,003

Paramount Global, Class B	48	1,123

Total Media		21,174

Metals & Mining – 0.3%

Alcoa Corp.	12	594

Cleveland-Cliffs, Inc.*	42	725

Freeport-McMoRan, Inc.	110	3,256

Newmont Corp.	64	2,647

Nucor Corp.	18	2,393

Steel Dynamics, Inc.	15	1,211

Total Metals & Mining		10,826

Multi-Utilities – 0.8%

Ameren Corp.	19	1,760

CenterPoint Energy, Inc.	45	1,419

CMS Energy Corp.	21	1,418

Consolidated Edison, Inc.	28	2,737

Dominion Energy, Inc.	70	5,726

DTE Energy Co.	15	1,955

Public Service Enterprise Group, Inc.	39	2,510

Sempra Energy	23	3,794

WEC Energy Group, Inc.	25	2,579

Total Multi-Utilities		23,898

Multiline Retail – 0.4%

Dollar General Corp.	17	4,036

Dollar Tree, Inc.*	17	2,306

Target Corp.	37	5,933

Total Multiline Retail		12,275

Oil, Gas & Consumable Fuels – 4.0%

Cheniere Energy, Inc.	22	3,524

Chevron Corp.	168	26,554

ConocoPhillips	112	12,258

Coterra Energy, Inc.	50	1,546

Devon Energy Corp.	54	3,813

Diamondback Energy, Inc.	13	1,733

EOG Resources, Inc.	41	4,973

Exxon Mobil Corp.	365	34,890

Hess Corp.	20	2,416

Kinder Morgan, Inc.	168	3,078

Marathon Oil Corp.	57	1,459

Marathon Petroleum Corp.	45	4,534

Occidental Petroleum Corp.	81	5,751

ONEOK, Inc.	36	2,204

Phillips 66	41	3,668

Pioneer Natural Resources Co.	19	4,811

Targa Resources Corp.	18	1,228

Valero Energy Corp.	33	3,865

Williams Cos., Inc.	100	3,403

Total Oil, Gas & Consumable Fuels		125,708

Personal Products – 0.2%

Estee Lauder Cos., Inc., Class A	20	5,088

Pharmaceuticals – 3.7%

Bristol-Myers Squibb Co.	174	11,729

Catalent, Inc.*	12	1,056

Eli Lilly & Co.	67	20,183

Johnson & Johnson	224	36,140

Merck & Co., Inc.	214	18,267

Pfizer, Inc.	478	21,620

Royalty Pharma PLC, Class A	30	1,254

Viatris, Inc.	97	927

Zoetis, Inc.	40	6,261

Total Pharmaceuticals		117,437

See Notes to Financial Statements.

WisdomTree Trust	133

Schedule of Investments (continued)

WisdomTree Efficient Gold Plus Equity Strategy Fund (GDE) (consolidated)

August 31, 2022

Investments	Shares	Value

Professional Services – 0.3%

CoStar Group, Inc.*	30	$2,089

Equifax, Inc.	10	1,887

Jacobs Solutions, Inc.	10	1,246

Leidos Holdings, Inc.	10	951

TransUnion	15	1,108

Verisk Analytics, Inc.	14	2,620

Total Professional Services		9,901

Real Estate Management & Development – 0.1%

CBRE Group, Inc., Class A*	25	1,974

Road & Rail – 1.0%

CSX Corp.	162	5,127

JB Hunt Transport Services, Inc.	6	1,044

Norfolk Southern Corp.	22	5,349

Old Dominion Freight Line, Inc.	8	2,171

Uber Technologies, Inc.*	169	4,861

Union Pacific Corp.	54	12,124

Total Road & Rail		30,676

Semiconductors & Semiconductor Equipment – 4.3%

Advanced Micro Devices, Inc.*	140	11,882

Analog Devices, Inc.	45	6,819

Applied Materials, Inc.	72	6,773

Broadcom, Inc.	27	13,476

Enphase Energy, Inc.*	11	3,151

Entegris, Inc.	10	949

Intel Corp.	328	10,470

KLA Corp.	12	4,130

Lam Research Corp.	11	4,817

Marvell Technology, Inc.	61	2,856

Microchip Technology, Inc.	44	2,871

Micron Technology, Inc.	91	5,144

Monolithic Power Systems, Inc.	3	1,359

NVIDIA Corp.	201	30,339

ON Semiconductor Corp.*	33	2,269

QUALCOMM, Inc.	95	12,566

Skyworks Solutions, Inc.	11	1,084

SolarEdge Technologies, Inc.*	5	1,380

Teradyne, Inc.	11	931

Texas Instruments, Inc.	74	12,225

Total Semiconductors & Semiconductor Equipment		135,491

Software – 8.6%

Adobe, Inc.*	38	14,191

ANSYS, Inc.*	6	1,490

Atlassian Corp. PLC, Class A*	10	2,477

Autodesk, Inc.*	19	3,833

Bill.com Holdings, Inc.*	7	1,133

Cadence Design Systems, Inc.*	23	3,997

Crowdstrike Holdings, Inc., Class A*	18	3,287

Datadog, Inc., Class A*	19	1,994

DocuSign, Inc.*	16	931

Fortinet, Inc.*	52	2,532

HubSpot, Inc.*	3	1,011

Intuit, Inc.	22	9,499

Microsoft Corp.	640	167,341

NortonLifeLock, Inc.	37	836

Oracle Corp.	131	9,714

Palantir Technologies, Inc., Class A*	151	1,166

Palo Alto Networks, Inc.*	8	4,454

Paycom Software, Inc.*	4	1,405

Roper Technologies, Inc.	8	3,221

Salesforce, Inc.*	79	12,333

ServiceNow, Inc.*	16	6,954

Splunk, Inc.*	13	1,170

Synopsys, Inc.*	12	4,152

Trade Desk, Inc., Class A*	33	2,069

Tyler Technologies, Inc.*	3	1,115

Unity Software, Inc.*	10	427

VMware, Inc., Class A	18	2,089

Workday, Inc., Class A*	17	2,797

Zoom Video Communications, Inc., Class A*	18	1,447

Zscaler, Inc.*	8	1,274

Total Software		270,339

Specialty Retail – 1.9%

AutoZone, Inc.*	2	4,238

Best Buy Co., Inc.	15	1,060

CarMax, Inc.*	13	1,150

Home Depot, Inc.	89	25,669

Lowe’s Cos., Inc.	57	11,066

O’Reilly Automotive, Inc.*	5	3,486

Ross Stores, Inc.	25	2,157

TJX Cos., Inc.	101	6,297

Tractor Supply Co.	9	1,666

Ulta Beauty, Inc.*	4	1,680

Total Specialty Retail		58,469

Technology Hardware, Storage & Peripherals – 6.8%

Apple, Inc.	1,318	207,216

Dell Technologies, Inc., Class C	24	919

Hewlett Packard Enterprise Co.	97	1,319

HP, Inc.	82	2,354

NetApp, Inc.	12	866

Western Digital Corp.*	27	1,141

Total Technology Hardware, Storage & Peripherals		213,815

Textiles, Apparel & Luxury Goods – 0.5%

Lululemon Athletica, Inc.*	8	2,400

NIKE, Inc., Class B	110	11,709

VF Corp.	24	995

Total Textiles, Apparel & Luxury Goods		15,104

Tobacco – 0.6%

Altria Group, Inc.	147	6,633

Philip Morris International, Inc.	127	12,127

Total Tobacco		18,760

Trading Companies & Distributors – 0.2%

Fastenal Co.	48	2,416

United Rentals, Inc.*	6	1,752

WW Grainger, Inc.	3	1,665

Total Trading Companies & Distributors		5,833

See Notes to Financial Statements.

134	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Efficient Gold Plus Equity Strategy Fund (GDE) (consolidated)

August 31, 2022

Investments	Shares	Value

Water Utilities – 0.1%

American Water Works Co., Inc.	16	$2,375

Wireless Telecommunication Services – 0.3%

T-Mobile US, Inc.*	57	8,206

Total United States		2,809,034

TOTAL INVESTMENTS IN SECURITIES – 90.4% (Cost: $3,016,879)		2,832,848

Other Assets less Liabilities – 9.6%		299,917

NET ASSETS – 100.0%		$3,132,765
*	Non-income producing security.

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS (EXCHANGE-TRADED)

Long Exposure	Contracts	Expiration Date	Notional Value	Unrealized Depreciation
Gold 100 Ounce	17	10/27/22	$2,918,730	$(35,140)

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$2,832,848	$—	$—	$2,832,848
Total Investments in Securities	$2,832,848	$—	$—	$2,832,848
Liabilities:
Financial Derivative Instruments
Futures Contracts[1]	$(35,140)	$—	$—	$(35,140)
Total – Net	$2,797,708	$—	$—	$2,797,708
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	135

Schedule of Investments

WisdomTree Efficient Gold Plus Gold Miners Strategy Fund (GDMN) (consolidated)

August 31, 2022

Investments	Shares	Value

COMMON STOCKS – 90.2%

Australia – 13.7%

De Grey Mining Ltd.*	45,606	$30,640

Evolution Mining Ltd.	75,451	123,624

Gold Road Resources Ltd.	34,225	29,915

Newcrest Mining Ltd.	18,112	220,148

Northern Star Resources Ltd.	48,269	260,755

OceanaGold Corp.*	26,975	39,960

Perseus Mining Ltd.	51,149	55,228

Ramelius Resources Ltd.	33,184	18,427

Regis Resources Ltd.	32,061	34,398

Silver Lake Resources Ltd.*	35,336	32,340

St. Barbara Ltd.	31,177	19,663

West African Resources Ltd.*	35,548	30,828

Westgold Resources Ltd.	17,128	10,979

Total Australia		906,905

Brazil – 3.4%

Wheaton Precious Metals Corp.	7,452	227,286

Canada – 42.3%

Agnico Eagle Mines Ltd.	8,457	348,513

Alamos Gold, Inc., Class A	15,925	114,501

B2Gold Corp.	43,311	132,099

Barrick Gold Corp.	44,279	657,543

Centerra Gold, Inc.	8,871	40,304

Dundee Precious Metals, Inc.	8,431	38,498

Equinox Gold Corp.*	11,480	40,065

Franco-Nevada Corp.	4,484	540,641

GoGold Resources, Inc.*	12,450	17,017

IAMGOLD Corp.*	20,450	24,336

K92 Mining, Inc.*	9,186	47,487

Kinross Gold Corp.	51,689	169,540

Lundin Gold, Inc.	3,278	21,952

New Gold, Inc.*	29,001	18,993

Osisko Gold Royalties Ltd.	6,311	61,090

Pan American Silver Corp.	8,826	131,331

Sandstorm Gold Ltd.	7,569	42,841

SSR Mining, Inc.	8,715	117,565

Torex Gold Resources, Inc.*	3,647	27,152

Wesdome Gold Mines Ltd.*	5,698	33,415

Yamana Gold, Inc.	39,389	173,705

Total Canada		2,798,588

China – 2.4%

Shandong Gold Mining Co. Ltd., Class A	11,200	29,082

Zhaojin Mining Industry Co. Ltd., Class H*	54,000	45,959

Zijin Mining Group Co. Ltd., Class A	66,800	85,274

Total China		160,315

Peru – 0.8%

Cia de Minas Buenaventura SAA, ADR	9,993	53,163

Russia – 0.2%

Petropavlovsk PLC†,*	40,769	0

Polymetal International PLC	4,821	11,836

Total Russia		11,836

South Africa – 7.8%

AngloGold Ashanti Ltd., ADR	17,190	231,721

Gold Fields Ltd., ADR	27,706	224,142

Harmony Gold Mining Co. Ltd., ADR	22,385	58,425

Total South Africa		514,288

Turkey – 0.6%

Eldorado Gold Corp.*	7,781	42,951

United Kingdom – 4.0%

Centamin PLC	47,517	50,160

Endeavour Mining PLC	7,538	147,122

Fresnillo PLC	8,043	64,445

Total United Kingdom		261,727

United States – 15.0%

Argonaut Gold, Inc.*	13,323	4,731

Coeur Mining, Inc.*	11,254	31,061

Newmont Corp.	18,240	754,406

Royal Gold, Inc.	2,200	202,180

Total United States		992,378

TOTAL INVESTMENTS IN SECURITIES – 90.2% (Cost: $8,722,566)		5,969,437

Other Assets less Liabilities – 9.8%		646,682

NET ASSETS – 100.0%		$6,616,119
*	Non-income producing security.

†

Security is being fair valued using significant unobservable inputs by a pricing committee under the direction of the Board of Trustees. The aggregate value of fair valued securities is $0, which represents 0.0% of net assets.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation		Unrealized Depreciation
Bank of America NA	9/2/2022	15,000	AUD	10,272	USD	$11		$—
Bank of America NA	9/2/2022	15,900	CAD	12,117	USD	25		—
Deutsche Bank AG	9/2/2022	13,500	CNH	1,956	USD	2		—
Deutsche Bank AG	9/2/2022	1,100	GBP	1,277	USD	3		—
Goldman Sachs	9/2/2022	6,000	HKD	764	USD	0	^	—
						$41		$—
^	Amount represents less than $1.

See Notes to Financial Statements.

136	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Efficient Gold Plus Gold Miners Strategy Fund (GDMN) (consolidated)

August 31, 2022

FUTURES CONTRACTS (EXCHANGE-TRADED)

Long Exposure	Contracts	Expiration Date	Notional Value	Unrealized Depreciation
Gold 100 Ounce	35	10/27/22	$6,009,150	$(72,800)

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Assets:
Investments in Securities
Common Stocks
Russia	$11,836	$—	$0	*	$11,836
Others	5,957,601	—	—		5,957,601
Total Investments in Securities	$5,969,437	$—	$0		$5,969,437
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$41	$—		$41
Liabilities:
Financial Derivative Instruments
Futures Contracts[1]	$(72,800)	$—	$—		$(72,800)
Total – Net	$5,896,637	$41	$0		$5,896,678
*	Security is being fair valued using significant unobservable inputs by the Pricing Committee.

[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	137

Schedule of Investments

WisdomTree Enhanced Commodity Strategy Fund (GCC) (consolidated)

August 31, 2022

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 88.1%

U.S. Treasury Bills – 88.1%
1.53%, 9/15/22*(a)	$46,154,000	$46,115,590
1.51%, 12/1/22*	217,000,000	215,428,056
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $262,347,476)		261,543,646

EXCHANGE-TRADED FUND – 4.4%

United States – 4.4%

WisdomTree Floating Rate Treasury Fund(b)
(Cost: $13,016,904)	259,078	13,018,670

TOTAL INVESTMENTS IN SECURITIES – 92.5% (Cost: $275,364,380)		274,562,316

Other Assets less Liabilities – 7.5%		22,161,296

NET ASSETS – 100.0%		$296,723,612
*	Interest rate shown reflects the yield to maturity at the time of purchase.

(a)

All or a portion of this security is held by the broker as collateral for open futures contracts. The securities collateral posted was comprised entirely of U.S. Treasury securities having a market value of $46,115,590 as of August 31, 2022.

(b)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended August 31, 2022 were as follows:

Affiliate	Value at 8/31/2021	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 8/31/2022	Dividend Income	Capital Gain Distributions
WisdomTree Floating Rate Treasury Fund	$8,141,762	$10,530,642	$5,657,931	$(2,268)	$6,465	$13,018,670	$80,615	$725

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS (EXCHANGE-TRADED)

Short Exposure	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Aluminum	292	12/19/22	$(17,242,600)	$7,152,675
Aluminum	33	1/16/23	(1,950,506)	129,144
Copper	108	10/17/22	(21,149,100)	149,162
Copper	1	11/14/22	(195,200)	5,775
Copper	200	12/19/22	(38,972,500)	10,439,301
Nickel	87	9/19/22	(11,137,914)	514,943
Nickel	1	10/17/22	(128,202)	(294)
Zinc	18	12/19/22	(1,548,900)	(38,205)
			$(92,324,922)	$18,352,501

Long Exposure
Aluminum	292	12/19/22	$17,242,600	$(4,956,761)
Aluminum	294	1/16/23	17,377,237	(7,090,956)
Bitcoin	47	9/30/22	4,715,275	(278,560)
Brent Crude	323	9/30/22	30,891,720	794,740
Cattle Feeder	14	11/17/22	1,291,675	(21,775)
Cocoa	153	3/16/23	3,665,880	45,320
Coffee “C”	94	5/18/23	7,931,250	922,875
Copper	108	10/17/22	21,149,100	(6,475,475)
Copper	97	11/14/22	18,934,400	(150,350)
Copper	200	12/19/22	38,972,500	(9,788,650)
Corn	632	12/14/23	19,599,900	(858,775)
Cotton No. 2	59	12/07/22	3,339,695	260,865
Gasoline RBOB	89	9/30/22	9,086,330	(1,954,718)
Gold 100 Ounce	137	12/28/22	23,648,940	(449,150)
HRW Wheat	108	3/14/23	4,920,750	263,250
Lean Hogs	141	10/14/22	5,162,010	13,240
Live Cattle	95	2/28/23	5,826,350	117,250

See Notes to Financial Statements.

138	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Enhanced Commodity Strategy Fund (GCC) (consolidated)

August 31, 2022

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS (EXCHANGE-TRADED)

Long Exposure	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Low Sulphur Gasoil	148	12/12/23	$12,650,300	$198,200
Natural Gas	305	3/29/23	18,071,250	4,264,230
Nickel	87	9/19/22	11,137,914	(6,216,002)
Nickel	77	10/17/22	9,871,554	(387,618)
NY Harbor ULSD	101	5/31/23	13,053,058	(64,281)
Platinum	88	10/27/22	3,638,800	(807,525)
Silver	119	12/28/22	10,639,790	(1,255,895)
Soybeans	210	11/14/22	14,936,250	1,324,613
Sugar No. 11	306	4/28/23	5,911,920	(593,398)
Wheat	309	7/14/23	13,259,963	476,188
WTI Crude Oil	325	9/20/22	29,103,750	478,140
Zinc	146	12/19/22	12,563,300	(122,950)
			$388,593,461	$(32,313,928)
Total – Net			$296,268,539	$(13,961,427)

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Government Obligations	$—	$261,543,646	$—	$261,543,646
Exchange-Traded Fund	13,018,670	—	—	13,018,670
Total Investments in Securities	$13,018,670	$261,543,646	$—	$274,562,316
Financial Derivative Instruments
Futures Contracts[1]	$27,549,911	$—	$—	$27,549,911
Liabilities:
Financial Derivative Instruments
Futures Contracts[1]	$(41,511,338)	$—	$—	$(41,511,338)
Total – Net	$(942,757)	$261,543,646	$—	$260,600,889
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	139

Schedule of Investments

WisdomTree Managed Futures Strategy Fund (WTMF) (consolidated)

August 31, 2022

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 84.2%

U.S. Treasury Bills – 84.2%
2.04%, 9/15/22*(a)	$9,651,000	$9,642,968
1.43%, 12/1/22*	109,500,000	108,706,784
TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $118,756,358)		118,349,752

EXCHANGE-TRADED FUND – 4.3%

United States – 4.3%

WisdomTree Floating Rate Treasury Fund(b)
(Cost: $6,047,350)	120,588	6,059,547

TOTAL INVESTMENTS IN SECURITIES – 88.5% (Cost: $124,803,708)		124,409,299

Other Assets less Liabilities – 11.5%		16,189,318

NET ASSETS – 100.0%		$140,598,617
*	Interest rate shown reflects the yield to maturity at the time of purchase.

(a)

All or a portion of this security is held by the broker as collateral for open futures contracts. The securities collateral posted was comprised entirely of U.S. Treasury securities having a market value of $9,642,968 as of August 31, 2022.

(b)	Affiliated holding. See “Investment in Affiliates” supplementary table included in this Schedule of Investments for additional information.

INVESTMENT IN AFFILIATES

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Investments in affiliates during the fiscal year ended August 31, 2022 were as follows:

Affiliate	Value at 8/31/2021	Purchases/ Additions	Sales/ Reductions	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 8/31/2022	Dividend Income	Capital Gain Distributions
WisdomTree Floating Rate Treasury Fund	$5,997,796	$507,926	$451,751	$(422)	$5,998	$6,059,547	$34,971	$506

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS (EXCHANGE-TRADED)

Short Exposure	Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
10 Year U.S. Treasury Note	58	12/20/22	$(6,780,563)	$186,641
Aluminum	41	9/19/22	(2,423,869)	22,140
Brent Crude	25	9/30/22	(2,391,000)	(11,000)
Copper	13	9/19/22	(2,550,437)	(54,194)
Gasoline RBOB	21	9/30/22	(2,143,966)	206,035
Lead	49	9/19/22	(2,393,956)	92,181
Nickel	18	9/19/22	(2,304,396)	105,165
NY Harbor ULSD	18	9/30/22	(2,772,554)	(225,515)
Silver	25	12/28/22	(2,235,250)	270,160
Sugar No. 11	125	9/30/22	(2,504,600)	12,018
Tin	20	9/19/22	(2,293,200)	148,295
U.S. Treasury Long Bond	49	12/20/22	(6,656,344)	314,180
WTI Crude Oil	27	9/20/22	(2,417,850)	5,130
Zinc	30	9/19/22	(2,646,375)	(150,000)
			$(42,514,360)	$921,236

Long Exposure
Aluminum	1	9/19/22	$59,119	$(546)
Bitcoin	18	9/30/22	1,805,850	(106,683)
Cattle Feeder	27	9/29/22	2,463,075	(6,075)
E-Mini Russell 2000 Index	119	9/16/22	10,975,370	(393,610)
Euro Stoxx 50 Index	300	9/16/22	10,618,604 ^	(630,480)
Lead	1	9/19/22	48,856	(1,887)
Lean Hogs	64	10/14/22	2,343,040	(21,230)
Live Cattle	43	10/31/22	2,452,290	44,020
Natural Gas	32	9/28/22	2,920,640	276,800
Nickel	1	9/19/22	128,022	(5,849)
Nikkei 225 Index	54	12/08/22	10,864,274 ^	160,548

See Notes to Financial Statements.

140	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Managed Futures Strategy Fund (WTMF) (consolidated)

August 31, 2022

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS (EXCHANGE-TRADED)

Long Exposure	Contracts	Expiration Date	Notional Value		Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	55	9/16/22	$10,880,375		$(550,475)
S&P/TSX 60 Index	31	9/15/22	5,515,425	^	(68,891)
U.S. Dollar Index	132	9/19/22	14,343,780		237,203
Zinc	1	9/19/22	88,213		4,994
			$75,506,933		$(1,062,161)
Total – Net			$32,992,573		$(140,925)
^	Notional value has been converted to USD using the relevant foreign exchange rate as of August 31, 2022.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2022 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Government Obligations	$—	$118,349,752	$—	$118,349,752
Exchange-Traded Fund	6,059,547	—	—	6,059,547
Total Investments in Securities	$6,059,547	$118,349,752	$—	$124,409,299
Financial Derivative Instruments
Futures Contracts[1]	$2,085,510	$—	$—	$2,085,510
Liabilities:
Financial Derivative Instruments
Futures Contracts[1]	$(2,226,435)	$—	$—	$(2,226,435)
Total – Net	$5,918,622	$118,349,752	$—	$124,268,374
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	141

Schedule of Investments

WisdomTree Target Range Fund (GTR)

August 31, 2022

Investments	Principal Amount	Value

U.S. GOVERNMENT OBLIGATIONS – 73.0%

U.S. Treasury Bill – 73.0%
1.65%, 12/1/22*
(Cost: $37,844,766)	$38,000,000	$37,724,729

PURCHASED OPTIONS (EXCHANGE-TRADED) – 5.6%

Call Options	Number of Contracts	Notional Amount(a)	Strike Price	Expiration Date	Premiums Paid	Unrealized Depreciation	Value
iShares MSCI EAFE ETF	1,506	$10,090,200	$67	1/20/23	$1,227,982	$(1,061,238)	166,744
iShares MSCI Emerging Markets ETF	1,183	4,968,600	42	1/20/23	710,295	(594,361)	115,934
iShares Russell 2000 ETF	568	10,224,000	180	1/20/23	1,533,187	(701,919)	831,268
SPDR S&P 500 ETF Trust	656	25,584,000	390	1/20/23	3,931,479	(2,131,415)	1,800,064
TOTAL PURCHASED OPTIONS (EXCHANGE-TRADED) (Cost: $7,402,943)							2,914,010

TOTAL INVESTMENTS IN SECURITIES – 78.6% (Cost: $45,247,709)							40,638,739

Other Assets less Liabilities – 21.4%							11,036,712

NET ASSETS – 100.0%							$51,675,451
*	Interest rate shown reflects the yield to maturity at the time of purchase.

(a)	Notional amount is derived by multiplying the number of contracts, the contract size (typically 100), and the contract strike price.

FINANCIAL DERIVATIVE INSTRUMENTS

WRITTEN OPTION CONTRACTS (EXCHANGE-TRADED)

Call Options	Number of Contracts	Notional Amount[1]	Strike Price	Expiration Date	Premiums (Received)	Unrealized Appreciation	Value
iShares MSCI EAFE ETF	(1,506)	$(13,554,000)	$90	1/20/2023	$(56,169)	$53,503	$(2,666)
iShares MSCI Emerging Markets ETF	(1,183)	(6,743,100)	57	1/20/2023	(85,090)	82,724	(2,366)
iShares Russell 2000 ETF	(568)	(13,632,000)	240	1/20/2023	(206,762)	189,154	(17,608)
SPDR S&P 500 ETF Trust	(656)	(34,440,000)	525	1/20/2023	(223,782)	218,534	(5,248)
					$(571,803)	$543,915	$(27,888)
[1]	Notional amount is derived by multiplying the number of contracts, the contract size (typically 100), and the contract strike price.

See Notes to Financial Statements.

142	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Target Range Fund (GTR)

August 31, 2022

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of August 31, 2022 in valuing the Fund’s investments:

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
U.S. Government Obligations	$—	$37,724,729	$—	$37,724,729
Purchased Options	—	2,914,010	—	2,914,010
Total Investments in Securities	$—	$40,638,739	$—	$40,638,739
Liabilities:
Financial Derivative Instruments
Written Options[1]	$—	$(27,888)	$—	$(27,888)
Total – Net	$—	$40,610,851	$—	$40,610,851

[1]	Amount shown represents the market value of the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	143

Statements of Assets and Liabilities

WisdomTree Trust

August 31, 2022

	WisdomTree Bloomberg U.S. Dollar Bullish Fund	WisdomTree Chinese Yuan Strategy Fund	WisdomTree Emerging Currency Strategy Fund	WisdomTree Emerging Markets Corporate Bond Fund	WisdomTree Emerging Markets Local Debt Fund
ASSETS:

Investments, at cost	$373,228,964	$17,973,820	$5,081,952	$57,446,313	$102,810,525

Investment in affiliates, at cost (Note 3)	16,770,501	1,119,572	341,394	—	—

Repurchase agreements, at cost	—	8,780,000	2,630,000	—	3,970,000

Foreign currency, at cost	—	105	—	—	754,032
Investments in securities, at value[1,2] (Note 2)	373,001,023	17,959,652	5,080,179	49,499,497	81,612,407

Investment in affiliates, at value (Note 3)	16,758,375	1,120,575	341,700	—	—

Repurchase agreements, at value (Note 2)	—	8,780,000	2,630,000	—	3,970,000

Cash	370,034	371,791	82,099	4,650,047	276,666

Deposits at broker for futures contracts	—	—	—	111,783	—

Foreign currency, at value	—	103	—	—	851,992

Unrealized appreciation on foreign currency contracts	9,474,307	42,846	137,420	—	4,740

Receivables:

Investment securities sold	—	—	—	—	2,042,317

Capital shares sold	4,675	1,889	—	—	—

Dividends	—	—	—	—	1,138

Securities lending income	—	—	—	576	424

Interest	—	561	169	662,824	1,336,951

Foreign tax reclaims	—	—	—	—	135,565

Net variation margin on futures contracts	—	—	—	8,787	—
Total Assets	399,608,414	28,277,417	8,271,567	54,933,514	90,232,200
LIABILITIES:

Foreign currency due to custodian, at value	2,566	—	—	19	—

Unrealized depreciation on foreign currency contracts	1,889,100	618,283	33,051	—	69,744

Payables:

Cash collateral received for securities loaned (Note 2)	—	—	—	2,002,085	2,553,599

Investment securities purchased	—	—	—	249,535	—

Advisory fees (Note 3)	133,250	10,567	3,819	26,634	41,566

Service fees (Note 2)	1,187	105	31	195	333

Foreign capital gains tax	—	—	—	—	23,304
Total Liabilities	2,026,103	628,955	36,901	2,278,468	2,688,546
NET ASSETS	$397,582,311	$27,648,462	$8,234,666	$52,655,046	$87,543,654
NET ASSETS:

Paid-in capital	$382,939,296	$29,253,336	$56,824,677	$71,336,291	$138,135,118

Total distributable earnings (loss)	14,643,015	(1,604,874)	(48,590,011)	(18,681,245)	(50,591,464)
NET ASSETS	$397,582,311	$27,648,462	$8,234,666	$52,655,046	$87,543,654
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	13,800,000	1,100,000	500,000	850,000	3,400,000
Net asset value per share	$28.81	$25.13	$16.47	$61.95	$25.75
[1] Includes market value of securities out on loan of:	—	—	—	$3,092,296	$2,459,456
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

144	WisdomTree Trust

Statements of Assets and Liabilities (continued)

WisdomTree Trust

August 31, 2022

	WisdomTree Floating Rate Treasury Fund	WisdomTree Interest Rate Hedged High Yield Bond Fund	WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund	WisdomTree Mortgage Plus Bond Fund	WisdomTree Yield Enhanced U.S. Aggregate Bond Fund
ASSETS:

Investments, at cost	$8,041,023,263	$220,305,188	$390,811,825	$38,592,637	$1,070,082,449

Repurchase agreements, at cost	—	—	5,840,000	—	10,650,000
Investments in securities, at value[1,2] (Note 2)	8,034,048,885	195,335,185	364,946,617	35,992,956	961,636,264

Repurchase agreements, at value (Note 2)	—	—	5,840,000	—	10,650,000

Cash	276,303	3,744,985	741,450	8,464,801	1,915,334

Deposits at broker for futures contracts	—	2,097,083	10,697,672	77,185	—

Receivables:

Investment securities sold	604,535,436	—	1,423,617	513,365	28,344,769

Due from broker for securities sold short (Note 2)	—	—	—	—	16,987,516

Capital shares sold	100,996,176	—	—	—	1,025

Securities lending income	2,069	8,939	1,470	—	2,763

Interest	18,785,486	2,877,233	1,999,922	98,366	6,319,425

Foreign tax reclaims	—	—	78	—	—

Net variation margin on futures contracts	—	36,684	334,320	—	—
Total Assets	8,758,644,355	204,100,109	385,985,146	45,146,673	1,025,857,096
LIABILITIES:

Securities sold short, at value[3]	—	—	—	—	16,553,790

Payables:

Cash collateral received for securities loaned (Note 2)	—	20,986,375	2,230,448	—	4,353,315

Investment securities purchased	705,417,037	—	17,313,378	8,665,575	53,421,190

Advisory fees (Note 3)	956,216	71,035	71,948	14,170	98,969

Service fees (Note 2)	28,049	727	1,376	139	3,629

Net variation margin on futures contracts	—	—	—	9,204	—

Interest on securities sold short	—	—	—	—	20,442
Total Liabilities	706,401,302	21,058,137	19,617,150	8,689,088	74,451,335
NET ASSETS	$8,052,243,053	$183,041,972	$366,367,996	$36,457,585	$951,405,761
NET ASSETS:

Paid-in capital	$8,059,927,709	$222,722,167	$378,777,045	$40,587,416	$1,094,477,869

Total distributable earnings (loss)	(7,684,656)	(39,680,195)	(12,409,049)	(4,129,831)	(143,072,108)
NET ASSETS	$8,052,243,053	$183,041,972	$366,367,996	$36,457,585	$951,405,761
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	160,267,500	8,900,000	8,000,000	800,000	21,400,000
Net asset value per share	$50.24	$20.57	$45.80	$45.57	$44.46
[1] Includes market value of securities out on loan of:	—	$20,601,198	$3,014,753	—	$4,771,274
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).
[3] Securities sold short, proceeds:	—	—	—	—	$16,967,074

See Notes to Financial Statements.

WisdomTree Trust	145

Statements of Assets and Liabilities (continued)

WisdomTree Trust

August 31, 2022

	WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund	WisdomTree Alternative Income Fund	WisdomTree CBOE S&P 500 PutWrite Strategy Fund	WisdomTree Efficient Gold Plus Equity Strategy Fund (consolidated)	WisdomTree Efficient Gold Plus Gold Miners Strategy Fund (consolidated)
ASSETS:

Investments, at cost	$107,122,660	$12,889,866	$87,491,751	$3,016,879	$8,722,566

Investment in affiliates, at cost (Note 3)	—	—	4,645,628	—	—

Foreign currency, at cost	—	—	—	—	1,285
Investments in securities, at value[1,2] (Note 2)	100,804,232	11,552,418	87,458,368	2,832,848	5,969,437

Investment in affiliates, at value (Note 3)	—	—	4,652,949	—	—

Cash	91,628	38,192	19,611,535	178,026	454,473

Deposits at broker for futures contracts	—	—	—	134,985	266,992

Foreign currency, at value	—	—	—	—	852

Unrealized appreciation on foreign currency contracts	—	—	—	—	41

Receivables:

Investment securities sold	641,258	—	—	—	—

Capital shares sold	—	—	470	—	—

Dividends	—	12,135	—	4,493	24,432

Securities lending income	—	1,052	—	—	—

Interest	463,935	—	—	—	—

Foreign tax reclaims	—	—	—	—	249
Total Assets	102,001,053	11,603,797	111,723,322	3,150,352	6,716,476
LIABILITIES:

Written options, at value[3]	—	—	7,363,025	—	—

Payables:

Cash collateral received for securities loaned (Note 2)	—	1,406,379	—	—	—

Investment securities purchased	7,346,155	—	—	—	60,527

Advisory fees (Note 3)	10,009	4,049	38,359	574	2,803

Service fees (Note 2)	367	36	389	13	720

Net variation margin on futures contracts	—	—	—	17,000	36,307
Total Liabilities	7,356,531	1,410,464	7,401,773	17,587	100,357
NET ASSETS	$94,644,522	$10,193,333	$104,321,549	$3,132,765	$6,616,119
NET ASSETS:

Paid-in capital	$102,842,167	$11,833,696	$120,095,844	$3,371,020	$9,806,342

Total distributable earnings (loss)	(8,197,645)	(1,640,363)	(15,774,295)	(238,255)	(3,190,223)
NET ASSETS	$94,644,522	$10,193,333	$104,321,549	$3,132,765	$6,616,119
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	2,000,000	500,000	3,300,000	150,000	350,000
Net asset value per share	$47.32	$20.39	$31.61	$20.89	$18.90
[1] Includes market value of securities out on loan of:	—	$1,367,099	—	—	—
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).
[3] Premiums received on written options:	—	—	$2,292,550	—	—

See Notes to Financial Statements.

146	WisdomTree Trust

Statements of Assets and Liabilities (concluded)

WisdomTree Trust

August 31, 2022

	WisdomTree Enhanced Commodity Strategy Fund (consolidated)	WisdomTree Managed Futures Strategy Fund (consolidated)	WisdomTree Target Range Fund
ASSETS:

Investments, at cost	$262,347,476	$118,756,358	$45,247,709

Investment in affiliates, at cost (Note 3)	13,016,904	6,047,350	—
Investments in securities, at value	261,543,646	118,349,752	40,638,739

Investment in affiliates, at value (Note 3)	13,018,670	6,059,547	—

Cash	41,461,054	16,111,645	7,362,018

Cash collateral segregated for written options	—	—	3,731,095

Receivables:

Capital shares sold	—	—	2,388

Dividends	890	—	—

Net variation margin on futures contracts	—	207,623	—
Total Assets	316,024,260	140,728,567	51,734,240
LIABILITIES:

Written options, at value[1]	—	—	27,888

Payables:

Due to broker for futures contracts	16,432,912	51,858	—

Advisory fees (Note 3)	139,170	77,563	30,708

Service fees (Note 2)	1,137	529	193

Net variation margin on futures contracts	2,727,429	—	—
Total Liabilities	19,300,648	129,950	58,789
NET ASSETS	$296,723,612	$140,598,617	$51,675,451
NET ASSETS:

Paid-in capital	$344,280,461	$187,093,659	$56,316,412

Total distributable earnings (loss)	(47,556,849)	(46,495,042)	(4,640,961)
NET ASSETS	$296,723,612	$140,598,617	$51,675,451
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	13,050,000	4,050,000	2,350,000
Net asset value per share	$22.74	$34.72	$21.99
[1] Premiums received on written options:	—	—	$571,803

See Notes to Financial Statements.

WisdomTree Trust	147

Statements of Operations

WisdomTree Trust

For the Year Ended August 31, 2022

	WisdomTree Bloomberg U.S. Dollar Bullish Fund	WisdomTree Chinese Yuan Strategy Fund	WisdomTree Emerging Currency Strategy Fund	WisdomTree Emerging Markets Corporate Bond Fund	WisdomTree Emerging Markets Local Debt Fund
INVESTMENT INCOME:

Dividends from affiliates (Note 3)	$88,175	$7,547	$2,008	$—	$—

Interest	1,567,963	133,151	37,184	2,433,681	6,705,323

Securities lending income, net (Note 2)	—	—	—	8,493	706

Less: Foreign withholding taxes on interest	—	—	—	(2,725)	(129,150)
Total investment income	1,656,138	140,698	39,192	2,439,449	6,576,879
EXPENSES:

Advisory fees (Note 3)	1,172,404	159,775	64,614	339,971	600,059

Service fees (Note 2)	10,317	1,562	517	2,493	4,800
Total expenses	1,182,721	161,337	65,131	342,464	604,859
Expense waivers (Note 3)	(15,048)	(2,396)	(745)	—	—
Net expenses	1,167,673	158,941	64,386	342,464	604,859
Net investment income (loss)	488,465	(18,243)	(25,194)	2,096,985	5,972,020
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions[1]	(118,678)	(4,669)	(1,113)	(2,888,066)	(11,258,281)

Investment transactions in affiliates (Note 3)	(21,146)	862	185	—	—

In-kind redemptions	—	—	—	(1,041,404)	(4,273,148)

Capital gain distributions from affiliates (Note 3)	489	152	47	—	—

Futures contracts	—	—	—	588,234	—

Foreign currency contracts	22,392,027	(330,183)	(1,196,113)	—	(560,452)

Foreign currency related transactions	—	1	—	(3)	(309,734)
Net realized gain (loss)	22,252,692	(333,837)	(1,196,994)	(3,341,239)	(16,401,615)
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions[2]	(228,524)	(14,295)	(1,809)	(9,094,552)	(10,994,721)

Investment transactions in affiliates (Note 3)	(9,058)	1,315	402	—	—

Futures contracts	—	—	—	45,598	—

Foreign currency contracts	6,868,430	(643,148)	1,343	—	142,996

Translation of assets and liabilities denominated in foreign currencies	60	(2)	—	—	6,321
Net increase (decrease) in unrealized appreciation/depreciation	6,630,908	(656,130)	(64)	(9,048,954)	(10,845,404)
Net realized and unrealized gain (loss) on investments	28,883,600	(989,967)	(1,197,058)	(12,390,193)	(27,247,019)
Net increase from payment by affiliate (Note 3)	5,967	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$29,378,032	$(1,008,210)	$(1,222,252)	$(10,293,208)	$(21,274,999)
[1] Net of foreign capital gains tax of:	—	—	—	—	$48,434
[2] Includes net increase (decrease) in accrued foreign capital gain taxes of:	—	—	—	—	$(103,063)

See Notes to Financial Statements.

148	WisdomTree Trust

Statements of Operations (continued)

WisdomTree Trust

For the Year Ended August 31, 2022

	WisdomTree Floating Rate Treasury Fund	WisdomTree Interest Rate Hedged High Yield Bond Fund	WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund	WisdomTree Mortgage Plus Bond Fund	WisdomTree Yield Enhanced U.S. Aggregate Bond Fund
INVESTMENT INCOME:

Interest	$44,982,360	$10,058,185	$6,101,351	$421,307	$21,835,016

Payment-in-kind interest	—	—	—	151,399	—

Securities lending income, net (Note 2)	3,781	66,157	9,270	—	18,247
Total investment income	44,986,141	10,124,342	6,110,621	572,706	21,853,263
EXPENSES:

Advisory fees (Note 3)	5,286,821	876,468	694,019	174,461	1,254,100

Service fees (Note 2)	155,080	8,968	13,277	1,706	45,984
Total expenses	5,441,901	885,436	707,296	176,167	1,300,084
Net investment income	39,544,240	9,238,906	5,403,325	396,539	20,553,179
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(1,206,864)	(1,366,484)	(8,935,817)	(1,083,476)	(33,396,689)

In-kind redemptions	937,512	(2,872,222)	(1,330,942)	—	(12,360,123)

Futures contracts	—	15,932,013	33,894,650	(181,057)	—

Securities sold short	—	—	—	—	34,316
Net realized gain (loss)	(269,352)	11,693,307	23,627,891	(1,264,533)	(45,722,496)
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	(7,264,999)	(29,555,990)	(31,773,800)	(2,865,910)	(127,398,793)

Futures contracts	—	954,745	1,026,727	(17,261)	—

Securities sold short	—	—	—	—	423,704
Net decrease in unrealized appreciation/depreciation	(7,264,999)	(28,601,245)	(30,747,073)	(2,883,171)	(126,975,089)
Net realized and unrealized loss on investments	(7,534,351)	(16,907,938)	(7,119,182)	(4,147,704)	(172,697,585)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$32,009,889	$(7,669,032)	$(1,715,857)	$(3,751,165)	$(152,144,406)

See Notes to Financial Statements.

WisdomTree Trust	149

Statements of Operations (continued)

WisdomTree Trust

For the Year or Period Ended August 31, 2022

	WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund	WisdomTree Alternative Income Fund	WisdomTree CBOE S&P 500 PutWrite Strategy Fund	WisdomTree Efficient Gold Plus Equity Strategy Fund[1] (consolidated)	WisdomTree Efficient Gold Plus Gold Miners Strategy Fund[2] (consolidated)
INVESTMENT INCOME:

Dividends	$—	$623,261	$—	$15,884	$94,103

Dividends from affiliates (Note 3)	—	—	25,238	—	—

Interest	1,567,184	—	365,708	234	736

Non-cash dividends	—	4,840	—	—	—

Securities lending income, net (Note 2)	—	3,423	—	—	—

Less: Foreign withholding taxes on dividends	—	—	—	(4)	(9,768)
Total investment income	1,567,184	631,524	390,946	16,114	85,071
EXPENSES:

Advisory fees (Note 3)	167,550	46,099	379,797	2,200	20,594

Service fees (Note 2)	6,143	406	3,798	48	201
Total expenses	173,693	46,505	383,595	2,248	20,795
Expense waivers (Note 3)	—	—	(5,663)	—	—
Net expenses	173,693	46,505	377,932	2,248	20,795
Net investment income	1,393,491	585,019	13,014	13,866	64,276
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(1,948,347)	(321,099)	(6,660)	(32,920)	(429,658)

Investment transactions in affiliates (Note 3)	—	—	(232)	—	—

In-kind redemptions	(1,712,454)	(152,509)	—	24,542	—

Capital gain distributions from affiliates (Note 3)	—	—	259	—	—

Futures contracts	31,290	—	—	(299,444)	(936,297)

Written options	—	—	742,277	—	—

Foreign currency contracts	—	—	—	—	1,203

Foreign currency related transactions	—	—	—	—	(528)
Net realized gain (loss)	(3,629,511)	(473,608)	735,644	(307,822)	(1,365,280)
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	(7,287,920)	(1,389,017)	(33,531)	(184,031)	(2,753,129)

Investment transactions in affiliates (Note 3)	—	—	1,608	—	—

Futures contracts	—	—	—	(35,140)	(72,800)

Written options	—	—	(5,775,945)	—	—

Foreign currency contracts	—	—	—	—	41

Translation of assets and liabilities denominated in foreign currencies	—	—	—	—	(451)
Net decrease in unrealized appreciation/depreciation	(7,287,920)	(1,389,017)	(5,807,868)	(219,171)	(2,826,339)
Net realized and unrealized loss on investments	(10,917,431)	(1,862,625)	(5,072,224)	(526,993)	(4,191,619)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,523,940)	$(1,277,606)	$(5,059,210)	$(513,127)	$(4,127,343)
[1] For the period March 17, 2022 (commencement of operations) through August 31, 2022.
[2] For the period December 16, 2021 (commencement of operations) through August 31, 2022.

See Notes to Financial Statements.

150	WisdomTree Trust

Statements of Operations (concluded)

WisdomTree Trust

For the Year or Period Ended August 31, 2022

	WisdomTree Enhanced Commodity Strategy Fund (consolidated)	WisdomTree Managed Futures Strategy Fund (consolidated)	WisdomTree Target Range Fund[1]
INVESTMENT INCOME:

Dividends from affiliates (Note 3)	$80,615	$34,971	$—

Interest	1,253,006	559,918	152,841
Total investment income	1,333,621	594,889	152,841
EXPENSES:

Advisory fees (Note 3)	1,507,599	949,291	165,439

Service fees (Note 2)	12,061	6,426	1,040
Total expenses	1,519,660	955,717	166,479
Expense waivers (Note 3)	(18,029)	(9,083)	—
Net expenses	1,501,631	946,634	166,479
Net investment loss	(168,010)	(351,745)	(13,638)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(205,332)	(9,276)	(567,179)

Investment transactions in affiliates (Note 3)	(2,268)	(422)	—

Capital gain distributions from affiliates (Note 3)	725	506	—

Futures contracts	46,050,304	(4,431,690)	—

Written options	—	—	363

Foreign currency related transactions	—	(3,852)	—
Net realized gain (loss)	45,843,429	(4,444,734)	(566,816)
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	(804,768)	(406,213)	(4,608,970)

Investment transactions in affiliates (Note 3)	6,465	5,998	—

Futures contracts	(24,210,203)	(1,705,511)	—

Written options	—	—	543,915

Translation of assets and liabilities denominated in foreign currencies	—	297,903	—
Net decrease in unrealized appreciation/depreciation	(25,008,506)	(1,807,823)	(4,065,055)
Net realized and unrealized gain (loss) on investments	20,834,923	(6,252,557)	(4,631,871)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$20,666,913	$(6,604,302)	$(4,645,509)
[1] For the period October 7, 2021 (commencement of operations) through August 31, 2022.

See Notes to Financial Statements.

WisdomTree Trust	151

Statements of Changes in Net Assets

WisdomTree Trust

	WisdomTree Bloomberg U.S. Dollar Bullish Fund		WisdomTree Chinese Yuan Strategy Fund		WisdomTree Emerging Currency Strategy Fund

	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)	$488,465	$(443,952)	$(18,243)	$(172,964)	$(25,194)	$(75,889)

Net realized gain (loss) on investments, foreign currency contracts and foreign currency related transactions	22,252,692	(2,825,698)	(333,837)	3,481,168	(1,196,994)	511,564

Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	6,630,908	1,984,623	(656,130)	(767,212)	(64)	74,129

Net increase from payment by affiliate	5,967	—	—	—	—	—
Net increase (decrease) in net assets resulting from operations	29,378,032	(1,285,027)	(1,008,210)	2,540,992	(1,222,252)	509,804
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	—	(526,430)	(2,437,806)	(150,971)	—	(106,263)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	655,640,869	153,829,112	1,353,373	30,039,799	5,316,708	9,013,146

Cost of shares redeemed	(430,604,669)	(92,800,455)	(13,424,593)	(13,771,152)	(8,591,822)	(7,216,742)
Net increase (decrease) in net assets resulting from capital share transactions	225,036,200	61,028,657	(12,071,220)	16,268,647	(3,275,114)	1,796,404
Net Increase (Decrease) in Net Assets	254,414,232	59,217,200	(15,517,236)	18,658,668	(4,497,366)	2,199,945
NET ASSETS:

Beginning of year	$143,168,079	$83,950,879	$43,165,698	$24,507,030	$12,732,032	$10,532,087

End of year	$397,582,311	$143,168,079	$27,648,462	$43,165,698	$8,234,666	$12,732,032
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	5,600,000	3,200,000	1,550,000	950,000	700,000	600,000

Shares created	24,050,000	6,050,000	50,000	1,100,000	300,000	500,000

Shares redeemed	(15,850,000)	(3,650,000)	(500,000)	(500,000)	(500,000)	(400,000)
Shares outstanding, end of year	13,800,000	5,600,000	1,100,000	1,550,000	500,000	700,000

See Notes to Financial Statements.

152	WisdomTree Trust

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree Emerging Markets Corporate Bond Fund		WisdomTree Emerging Markets Local Debt Fund		WisdomTree Floating Rate Treasury Fund

	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)	$2,096,985	$1,620,791	$5,972,020	$6,618,940	$39,544,240	$(234,781)

Net realized gain (loss) on investments, futures contracts, foreign currency contracts and foreign currency related transactions	(3,341,239)	969,599	(16,401,615)	(5,109,700)	(269,352)	1,696,997

Net increase (decrease) in unrealized appreciation/depreciation on investments, futures contracts, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(9,048,954)	(449,926)	(10,845,404)	3,202,750	(7,264,999)	(1,459,432)
Net increase (decrease) in net assets resulting from operations	(10,293,208)	2,140,464	(21,274,999)	4,711,990	32,009,889	2,784
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(2,111,000)	(1,598,500)	(1,932,000)	(2,002,000)	(39,230,685)	(570,446)

Tax return of capital	—	—	(3,377,500)	(4,188,000)	—	—
Total distributions to shareholders	(2,111,000)	(1,598,500)	(5,309,500)	(6,190,000)	(39,230,685)	(570,446)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	18,064,242	30,620,672	—	25,096,209	8,323,042,148	367,233,859

Cost of shares redeemed	(6,283,915)	(7,539,093)	(20,655,386)	(16,353,201)	(1,350,033,412)	(772,150,883)
Net increase (decrease) in net assets resulting from capital share transactions	11,780,327	23,081,579	(20,655,386)	8,743,008	6,973,008,736	(404,917,024)
Net Increase (Decrease) in Net Assets	(623,881)	23,623,543	(47,239,885)	7,264,998	6,965,787,940	(405,484,686)
NET ASSETS:

Beginning of year	$53,278,927	$29,655,384	$134,783,539	$127,518,541	$1,086,455,113	$1,491,939,799

End of year	$52,655,046	$53,278,927	$87,543,654	$134,783,539	$8,052,243,053	$1,086,455,113
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	700,000	400,000	4,150,000	3,900,000	21,637,500 [1]	29,700,000 [1]

Shares created	250,000	400,000	—	750,000	165,475,000 [1]	7,312,500 [1]

Shares redeemed	(100,000)	(100,000)	(750,000)	(500,000)	(26,845,000)[1]	(15,375,000)[1]
Shares outstanding, end of year	850,000	700,000	3,400,000	4,150,000	160,267,500 [1]	21,637,500 [1]
[1] Shares were adjusted to reflect a 1:2 reverse stock split effective March 24, 2022.

See Notes to Financial Statements.

WisdomTree Trust	153

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree Interest Rate Hedged High Yield Bond Fund		WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund		WisdomTree Mortgage Plus Bond Fund

	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$9,238,906	$5,944,241	$5,403,325	$1,997,868	$396,539	$308,414

Net realized gain (loss) on investments and futures contracts	11,693,307	4,366,387	23,627,891	840,702	(1,264,533)	204,462

Net increase (decrease) in unrealized appreciation/depreciation on investments and futures contracts	(28,601,245)	229,901	(30,747,073)	(1,479,089)	(2,883,171)	(182,614)

Net increase from payment by affiliate	—	53,005	—	—	—	—
Net increase (decrease) in net assets resulting from operations	(7,669,032)	10,593,534	(1,715,857)	1,359,481	(3,751,165)	330,262
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(8,977,500)	(5,948,000)	(5,628,375)	(2,402,000)	(544,800)	(825,209)

Tax return of capital	—	—	—	—	—	(3,401)
Total distributions to shareholders	(8,977,500)	(5,948,000)	(5,628,375)	(2,402,000)	(544,800)	(828,610)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	114,007,335	94,738,737	206,436,694	145,849,677	—	10,265,975

Cost of shares redeemed	(80,765,992)	(61,314,239)	(48,054,059)	(23,565,595)	—	(102)
Net increase in net assets resulting from capital share transactions	33,241,343	33,424,498	158,382,635	122,284,082	—	10,265,873
Net Increase (Decrease) in Net Assets	16,594,811	38,070,032	151,038,403	121,241,563	(4,295,965)	9,767,525
NET ASSETS:

Beginning of year	$166,447,161	$128,377,129	$215,329,593	$94,088,030	$40,753,550	$30,986,025

End of year	$183,041,972	$166,447,161	$366,367,996	$215,329,593	$36,457,585	$40,753,550
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	7,500,000	6,000,000	4,600,000	2,000,000	800,000	600,002

Shares created	5,200,000	4,300,000	4,450,000	3,100,000	—	200,000

Shares redeemed	(3,800,000)	(2,800,000)	(1,050,000)	(500,000)	—	(2)
Shares outstanding, end of year	8,900,000	7,500,000	8,000,000	4,600,000	800,000	800,000

See Notes to Financial Statements.

154	WisdomTree Trust

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree Yield Enhanced U.S. Aggregate Bond Fund		WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund		WisdomTree Alternative Income Fund

	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2022	For the Period May 6, 2021* through August 31, 2021
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$20,553,179	$18,777,402	$1,393,491	$1,559,946	$585,019	$63,655

Net realized gain (loss) on investments, futures contracts and securities sold short	(45,722,496)	12,938,699	(3,629,511)	1,660,355	(473,608)	17,301

Net increase (decrease) in unrealized appreciation/depreciation on investments and securities sold short	(126,975,089)	(32,422,665)	(7,287,920)	(2,118,880)	(1,389,017)	51,569
Net increase (decrease) in net assets resulting from operations	(152,144,406)	(706,564)	(9,523,940)	1,101,421	(1,277,606)	132,525
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(22,805,004)	(31,052,127)	(1,584,566)	(2,117,289)	(651,729)	—

Tax return of capital	—	—	—	—	(119,461)	—
Total distributions to shareholders	(22,805,004)	(31,052,127)	(1,584,566)	(2,117,289)	(771,190)	—
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	329,303,699	132,305,854	—	128,299,583	7,716,935	10,694,617

Cost of shares redeemed	(292,023,597)	(327,328,491)	(94,048,957)	(41,010,874)	(5,789,854)	(512,194)
Net increase (decrease) in net assets resulting from capital share transactions	37,280,102	(195,022,637)	(94,048,957)	87,288,709	1,927,081	10,182,423
Net Increase (Decrease) in Net Assets	(137,669,308)	(226,781,328)	(105,157,463)	86,272,841	(121,715)	10,314,948
NET ASSETS:

Beginning of period	$1,089,075,069	$1,315,856,397	$199,801,985	$113,529,144	$10,315,048	$100

End of period	$951,405,761	$1,089,075,069	$94,644,522	$199,801,985	$10,193,333	$10,315,048
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	20,700,000	24,400,000	3,900,000	2,200,000	400,000	4

Shares created	7,000,000	2,500,000	—	2,500,000	340,000	420,000

Shares redeemed	(6,300,000)	(6,200,000)	(1,900,000)	(800,000)	(240,000)	(20,004)
Shares outstanding, end of period	21,400,000	20,700,000	2,000,000	3,900,000	500,000	400,000
*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

See Notes to Financial Statements.

WisdomTree Trust	155

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree CBOE S&P 500 PutWrite Strategy Fund		WisdomTree Efficient Gold Plus Equity Strategy Fund (consolidated)	WisdomTree Efficient Gold Plus Gold Miners Strategy Fund (consolidated)

	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Period March 17, 2022* through August 31, 2022	For the Period December 16, 2021* through August 31, 2022
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)	$13,014	$(375,344)	$13,866	$64,276

Net realized gain (loss) on investments, futures contracts, written options, foreign currency contracts and foreign currency related transactions	735,644	22,765,113	(307,822)	(1,365,280)

Net increase (decrease) in unrealized appreciation/depreciation on investments, futures contracts, written options, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	(5,807,868)	(527,977)	(219,171)	(2,826,339)
Net increase (decrease) in net assets resulting from operations	(5,059,210)	21,861,792	(513,127)	(4,127,343)
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	—	(1,532,213)	—	—
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	53,761,022	7,868,162	4,884,608	10,743,460

Cost of shares redeemed	(8,320,344)	(81,482,203)	(1,238,816)	(98)
Net increase (decrease) in net assets resulting from capital share transactions	45,440,678	(73,614,041)	3,645,792	10,743,362
Net Increase (Decrease) in Net Assets	40,381,468	(53,284,462)	3,132,665	6,616,019
NET ASSETS:

Beginning of period	$63,940,081	$117,224,543	$100	$100

End of period	$104,321,549	$63,940,081	$3,132,765	$6,616,119
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	1,950,000	4,400,000	4	4

Shares created	1,600,000	250,000	200,000	350,000

Shares redeemed	(250,000)	(2,700,000)	(50,004)	(4)
Shares outstanding, end of period	3,300,000	1,950,000	150,000	350,000
*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

See Notes to Financial Statements.

156	WisdomTree Trust

Statements of Changes in Net Assets (concluded)

WisdomTree Trust

	WisdomTree Enhanced Commodity Strategy Fund (consolidated)[1]			WisdomTree Managed Futures Strategy Fund (consolidated)		WisdomTree Target Range Fund

	For the Year Ended August 31, 2022	For the Period December 19, 2020 through August 31, 2021	For the Period January 1, 2020 through December 18, 2020	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Period October 7, 2021* through August 31, 2022
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment loss	$(168,010)	$(574,509)	$(149,249)	$(351,745)	$(749,432)	$(13,638)

Net realized gain (loss) on investments, futures contracts, written options and foreign currency related transactions	45,843,429	11,589,238	1,656,944	(4,444,734)	19,281,571	(566,816)

Net increase (decrease) in unrealized appreciation/depreciation on investments, futures contracts, written options and translation of assets and liabilities denominated in foreign currencies	(25,008,506)	10,245,015	(6,172,459)	(1,807,823)	1,246,537	(4,065,055)

Net increase from payment by affiliate	—	6,934	13,626	—	1,478	—
Net increase (decrease) in net assets resulting from operations	20,666,913	21,266,678	(4,651,138)	(6,604,302)	19,780,154	(4,645,509)
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(18,086,292)	—	—	(18,766,008)	(535,804)	—
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	177,602,284	95,736,950	29,910,736	64,523,255	55,450,686	56,320,960

Cost of shares redeemed	(77,010,956)	(22,784,541)	(53,762,865)	(45,554,835)	(40,687,188)	(100)
Net increase in net assets resulting from capital share transactions	100,591,328	72,952,409	(23,852,129)	18,968,420	14,763,498	56,320,860
Net Increase (Decrease) in Net Assets	103,171,949	94,219,087	(28,503,267)	(6,401,890)	34,007,848	51,675,351
NET ASSETS:

Beginning of period	$193,551,663	$99,332,576	$127,835,843	$147,000,507	$112,992,659	$100

End of period	$296,723,612	$193,551,663	$99,332,576	$140,598,617	$147,000,507	$51,675,451
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	8,750,000	5,300,050	6,800,050	3,550,000	3,200,000	4

Shares created	7,700,000	4,500,000	1,600,000	1,800,000	1,400,000	2,350,000

Shares redeemed	(3,400,000)	(1,050,050)	(3,100,000)	(1,300,000)	(1,050,000)	(4)
Shares outstanding, end of period	13,050,000	8,750,000	5,300,050	4,050,000	3,550,000	2,350,000
*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.
[1]

After the close of business on December 18, 2020, the WisdomTree Continuous Commodity Index Fund (the “Predecessor Fund”), a commodity pool that was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), was reorganized into the WisdomTree Enhanced Commodity Strategy Fund (the “Successor Fund”), an investment company registered under the 1940 Act. The Successor Fund adopted the financial information for the Predecessor Fund. Accordingly, information presented prior to the close of business on December 18, 2020 is that of the Predecessor Fund prior to the reorganization into a regulated investment company under the 1940 Act.

See Notes to Financial Statements.

WisdomTree Trust	157

Financial Highlights

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Bloomberg U.S. Dollar Bullish Fund	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018
Net asset value, beginning of year	$25.57	$26.23	$28.11	$26.73	$25.64
Investment operations:

Net investment income (loss)[1]	0.06	(0.12)	0.05	0.47	0.21

Net realized and unrealized gain (loss)	3.18	(0.37)	(1.11)	1.15	0.88 [2]

Net increase from payment by affiliate	0.00 [3]	—	—	—	—
Total from investment operations	3.24	(0.49)	(1.06)	1.62	1.09
Dividends to shareholders:

Net investment income	—	(0.17)	(0.82)	(0.24)	—
Net asset value, end of year	$28.81	$25.57	$26.23	$28.11	$26.73

TOTAL RETURN[4]	12.67%[5]	(1.85)%	(3.87)%	6.09%	4.25%[5]
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$397,582	$143,168	$83,951	$44,974	$90,884

Ratios to average net assets of:

Expenses[6,7]	0.50%	0.50%	0.50%	0.50%	0.50%

Net investment income (loss)[7]	0.21%	(0.45)%	0.19%	1.71%	0.83%
Portfolio turnover rate[8]	156%[9]	55%[9]	266%[9]	23%[9]	0%

WisdomTree Chinese Yuan Strategy Fund	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018
Net asset value, beginning of year	$27.85	$25.80	$24.80	$25.49	$25.54
Investment operations:

Net investment income (loss)[1]	(0.01)	(0.11)	0.15	0.47	0.24

Net realized and unrealized gain (loss)	(0.97)	2.27	1.36	(0.87)	(0.29)
Total from investment operations	(0.98)	2.16	1.51	(0.40)	(0.05)
Dividends and distributions to shareholders:

Net investment income	—	(0.11)	(0.51)	(0.29)	—

Capital gains	(1.74)	—	—	—	—
Total dividends and distributions to shareholders	(1.74)	(0.11)	(0.51)	(0.29)	—
Net asset value, end of year	$25.13	$27.85	$25.80	$24.80	$25.49

TOTAL RETURN[4]	(3.88)%	8.39%	6.16%	(1.59)%	(0.20)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$27,648	$43,166	$24,507	$26,044	$31,861

Ratios to average net assets of:

Expenses[6,7]	0.45%	0.45%	0.45%	0.45%	0.45%

Net investment income (loss)[7]	(0.05)%	(0.41)%	0.60%	1.82%	0.92%
Portfolio turnover rate[8]	0%	25%[9]	0%	0%	0%
[1]	Based on average shares outstanding.

[2]	Includes a voluntary reimbursement from the sub-advisor of less than $0.01 per share for investment losses on certain foreign currency transactions during the fiscal year ended August 31, 2018.

[3]	Amount represents less than $0.005.

[4]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[5]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain foreign exchange transactions during the period. Excluding this voluntary reimbursement, total return would have been unchanged.

[6]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[7]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[8]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[9]

During the periods noted, the Fund invested in the WisdomTree Floating Rate Treasury Fund which is considered a long term security for purposes of computing the portfolio turnover rate. During the periods noted, the WisdomTree Floating Rate Treasury Fund was the only long-term security held or transacted in the portfolio, as a result, the variability in the portfolio turnover was primarily driven by the transaction activity during the fiscal year for this security only (see the “Investment in Affiliates” supplementary table included in the Schedule of Investments for transaction activity related to this security for the current fiscal period).

See Notes to Financial Statements.

158	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Currency Strategy Fund	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018
Net asset value, beginning of year	$18.19	$17.55	$18.19	$17.97	$19.14
Investment operations:

Net investment income (loss)[1]	(0.04)	(0.09)	0.12	0.31	0.16

Net realized and unrealized gain (loss)	(1.68)	0.85	(0.41)	0.25	(1.33)
Total from investment operations	(1.72)	0.76	(0.29)	0.56	(1.17)
Dividends to shareholders:

Net investment income	—	(0.12)	(0.35)	(0.34)	—
Net asset value, end of year	$16.47	$18.19	$17.55	$18.19	$17.97

TOTAL RETURN[2]	(9.46)%	4.31%	(1.68)%	3.12%	(6.11)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$8,235	$12,732	$10,532	$20,009	$28,746

Ratios to average net assets of:

Expenses[3,4]	0.55%	0.55%	0.55%	0.55%	0.55%

Net investment income (loss)[4]	(0.21)%	(0.51)%	0.65%	1.68%	0.82%
Portfolio turnover rate[5]	36%[6]	26%[6]	0%	0%	0%

WisdomTree Emerging Markets Corporate Bond Fund	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018
Net asset value, beginning of year	$76.11	$74.14	$72.72	$68.58	$72.91
Investment operations:

Net investment income[1]	2.53	2.63	2.99	3.00	2.84

Net realized and unrealized gain (loss)	(14.16)	1.94	1.47 [7]	4.17	(4.30)
Total from investment operations	(11.63)	4.57	4.46	7.17	(1.46)
Dividends to shareholders:

Net investment income	(2.53)	(2.60)	(3.04)	(3.03)	(2.87)
Net asset value, end of year	$61.95	$76.11	$74.14	$72.72	$68.58

TOTAL RETURN[2]	(15.52)%	6.26%	6.37%	10.69%	(2.08)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$52,655	$53,279	$29,655	$36,362	$41,150

Ratios to average net assets of:

Expenses	0.60%	0.60%	0.60%	0.60%	0.60%

Net investment income	3.70%	3.48%	4.13%	4.26%	3.96%
Portfolio turnover rate[5]	36%	56%	43%	54%	132%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees for the WisdomTree Emerging Currency Strategy Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[4]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[5]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[6]

During the periods noted, the Fund invested in the WisdomTree Floating Rate Treasury Fund which is considered a long term security for purposes of computing the portfolio turnover rate. During the periods noted, the WisdomTree Floating Rate Treasury Fund was the only long-term security held or transacted in the portfolio, as a result, the variability in the portfolio turnover was primarily driven by the transaction activity during the fiscal year for this security only (see the “Investment in Affiliates” supplementary table included in the Schedule of Investments for transaction activity related to this security for the current fiscal period).

[7]

The amount of net realized and unrealized gain per share does not correspond with the amounts reported within the Statements of Changes due to the timing of capital share transactions of Fund shares and fluctuating market values during the fiscal year.

See Notes to Financial Statements.

WisdomTree Trust	159

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Markets Local Debt Fund	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018
Net asset value, beginning of year	$32.48	$32.70	$34.35	$32.47	$38.92
Investment operations:

Net investment income[1]	1.57	1.64	1.83	1.96	2.15

Net realized and unrealized gain (loss)	(6.89)	(0.33)	(1.76)[2]	1.72	(6.48)
Total from investment operations	(5.32)	1.31	0.07	3.68	(4.33)
Dividends and distributions to shareholders:

Net investment income	(0.48)	(0.52)	(0.60)	(0.82)	(2.06)

Tax return of capital	(0.93)	(1.01)	(1.12)	(0.98)	(0.06)
Total dividends and distributions to shareholders	(1.41)	(1.53)	(1.72)	(1.80)	(2.12)
Net asset value, end of year	$25.75	$32.48	$32.70	$34.35	$32.47

TOTAL RETURN[3]	(16.69)%	4.06%	0.20%	11.54%	(11.66)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$87,544	$134,784	$127,519	$195,783	$172,083

Ratios to average net assets of:

Expenses	0.55%	0.55%	0.55%	0.55%	0.55%

Net investment income	5.47%	4.97%	5.42%	5.77%	5.71%
Portfolio turnover rate[4]	31%	31%	29%	27%	44%

WisdomTree Floating Rate Treasury Fund	For the Year Ended August 31, 2022*	For the Year Ended August 31, 2021*	For the Year Ended August 31, 2020*	For the Year Ended August 31, 2019*	For the Year Ended August 31, 2018*
Net asset value, beginning of year	$50.21	$50.23	$50.11	$50.15	$50.14
Investment operations:

Net investment income (loss)[1]	0.56	(0.01)	0.48	1.12	0.91

Net realized and unrealized gain (loss)	(0.24)	0.01	0.13	(0.10)	(0.14)
Total from investment operations	0.32	0.00 [5]	0.61	1.02	0.77
Dividends and distributions to shareholders:

Net investment income	(0.29)	(0.01)	(0.49)	(1.06)	(0.70)

Capital gains	(0.00)[5]	(0.01)	—	—	(0.06)
Total dividends and distributions to shareholders	(0.29)	(0.02)	(0.49)	(1.06)	(0.76)
Net asset value, end of year	$50.24	$50.21	$50.23	$50.11	$50.15

TOTAL RETURN[3]	0.63%	0.00%[6]	1.26%	2.06%	1.53%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$8,052,243	$1,086,455	$1,491,940	$1,652,361	$272,044

Ratios to average net assets of:

Expenses, net of expense waivers	0.15%	0.15%	0.15%	0.15%	0.15%

Expenses, prior to expense waivers	0.15%	0.15%	0.15%	0.15%	0.17%

Net investment income (loss)	1.12%	(0.02)%	0.95%	2.22%	1.83%
Portfolio turnover rate[4]	170%	147%	163%	170%	170%
*	Per share amounts were adjusted to reflect a 1:2 reverse stock split effective March 24, 2022 (Note 10).

[1]	Based on average shares outstanding.

[2]

The amount of net realized and unrealized loss per share does not correspond with the amounts reported within the Statements of Changes due to the timing of capital share transactions of Fund shares and fluctuating market values during the fiscal year.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees for the WisdomTree Floating Rate Treasury Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[5]	Amount represents less than $0.005.

[6]	Amount represents less than 0.005%.

See Notes to Financial Statements.

160	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Interest Rate Hedged High Yield Bond Fund	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018
Net asset value, beginning of year	$22.19	$21.40	$23.13	$24.07	$23.91
Investment operations:

Net investment income[1]	0.98	0.96	1.20	1.30	1.23

Net realized and unrealized gain (loss)	(1.65)[2]	0.78	(1.73)	(0.91)	0.10

Net increase from payment by affiliate	—	0.01	—	—	—
Total from investment operations	(0.67)	1.75	(0.53)	0.39	1.33
Dividends and distributions to shareholders:

Net investment income	(0.95)	(0.96)	(1.20)	(1.30)	(1.17)

Capital gains	—	—	—	(0.03)	—
Total dividends and distributions to shareholders	(0.95)	(0.96)	(1.20)	(1.33)	(1.17)
Net asset value, end of year	$20.57	$22.19	$21.40	$23.13	$24.07

TOTAL RETURN[3]	(3.11)%	8.33%[4]	(2.26)%	1.68%	5.68%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$183,042	$166,447	$128,377	$247,466	$262,332

Ratios to average net assets of:

Expenses	0.43%	0.43%	0.43%	0.43%	0.43%

Net investment income	4.53%	4.40%	5.43%	5.52%	5.14%
Portfolio turnover rate[5]	23%	40%	101%[6,7]	61%	60%

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018
Net asset value, beginning of year	$46.81	$47.04	$47.71	$47.82	$47.89
Investment operations:

Net investment income[1]	0.83	0.69	1.11	1.36	1.18

Net realized and unrealized loss	(1.01)[2]	(0.06)	(0.60)	(0.10)	(0.07)
Total from investment operations	(0.18)	0.63	0.51	1.26	1.11
Dividends to shareholders:

Net investment income	(0.83)	(0.86)	(1.18)	(1.37)	(1.18)
Net asset value, end of year	$45.80	$46.81	$47.04	$47.71	$47.82

TOTAL RETURN[3]	(0.39)%	1.34%	1.08%	2.69%	2.35%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$366,368	$215,330	$94,088	$76,337	$52,606

Ratios to average net assets of:

Expenses	0.23%	0.23%	0.23%	0.23%	0.23%

Net investment income	1.79%	1.47%	2.36%	2.86%	2.46%
Portfolio turnover rate[5]	131%	81%	70%	39%	81%
Portfolio turnover rate excluding TBA roll transactions[5]	42%	23%	33%	12%	28%
[1]	Based on average shares outstanding.

[2]

The amount of net realized and unrealized loss per share does not correspond with the amounts reported within the Statements of Changes due to the timing of capital share transactions of Fund shares and fluctuating market values during the fiscal year.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period.

[4]

Includes a voluntary reimbursement from the sub-advisor for an operational error that resulted in investment transaction losses. Excluding the voluntary reimbursement, total return would have been 0.05% lower.

[5]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[6]	The increase in the portfolio turnover rate was primarily a result of the change in investment objective and strategy on June 1, 2020.

[7]	On June 4, 2020, Voya Investment Management Co., LLC replaced Mellon Investments Corporation as sub-advisor to the Fund.

See Notes to Financial Statements.

WisdomTree Trust	161

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Mortgage Plus Bond Fund			For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Period November 14, 2019* through August 31, 2020
Net asset value, beginning of period			$50.94	$51.64	$50.26
Investment operations:

Net investment income[1]			0.50	0.45	0.66

Net realized and unrealized gain (loss)			(5.19)	0.06	1.55
Total from investment operations			(4.69)	0.51	2.21
Dividends and distributions to shareholders:

Net investment income			(0.68)	(0.88)	(0.83)

Capital gains			—	(0.32)	—

Tax return of capital			—	(0.01)	—
Total dividends and distributions to shareholders			(0.68)	(1.21)	(0.83)
Net asset value, end of period			$45.57	$50.94	$51.64

TOTAL RETURN[2]			(9.27)%	0.99%	4.45%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)			$36,458	$40,754	$30,986

Ratios to average net assets of:

Expenses			0.45%	0.45%	0.45%[3]

Net investment income			1.02%	0.88%	1.64%[3]
Portfolio turnover rate[4]			373%	430%	278%
Portfolio turnover rate excluding TBA roll transactions[4]			19%	47%	70%

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018
Net asset value, beginning of year	$52.61	$53.93	$52.71	$48.68	$50.94
Investment operations:

Net investment income[1]	0.96	0.85	1.28	1.61	1.53

Net realized and unrealized gain (loss)	(8.05)	(0.76)	1.38	4.05	(2.26)
Total from investment operations	(7.09)	0.09 [5]	2.66	5.66	(0.73)
Dividends and distributions to shareholders:

Net investment income	(1.04)	(1.14)	(1.44)	(1.63)	(1.53)

Capital gains	(0.02)	(0.27)	—	—	—
Total dividends and distributions to shareholders	(1.06)	(1.41)	(1.44)	(1.63)	(1.53)
Net asset value, end of year	$44.46	$52.61	$53.93	$52.71	$48.68

TOTAL RETURN[2]	(13.62)%	0.18%	5.14%	11.92%	(1.44)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$951,406	$1,089,075	$1,315,856	$880,193	$418,662

Ratios to average net assets of:

Expenses, net of expense waivers	0.12%	0.12%[6]	0.12%	0.12%	0.12%

Expenses, prior to expense waivers	0.12%	0.15%	0.20%	0.20%	0.20%

Net investment income	1.97%	1.61%	2.43%	3.25%	3.10%
Portfolio turnover rate[4]	293%	148%	88%	54%	82%
Portfolio turnover rate excluding TBA roll transactions[4]	40%	41%	65%	44%	38%
*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees for the WisdomTree Yield Enhanced U.S. Aggregate Bond Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[5]

The total from investment operations per share does not correspond with the amount reported within the Statements of Changes due to the timing of capital share transactions of Fund shares and fluctuating market values during the fiscal year.

[6]

The investment advisor had contractually agreed to limit the advisory fee to 0.12% through December 31, 2020. On December 31, 2020, the contractual waiver expired and the advisory fee was permanently reduced to 0.12%.

See Notes to Financial Statements.

162	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018
Net asset value, beginning of year	$51.23	$51.60	$50.58	$48.88	$50.25
Investment operations:

Net investment income[1]	0.49	0.50	1.19	1.40	1.17

Net realized and unrealized gain (loss)	(3.81)	(0.14)	1.05	1.69	(1.41)
Total from investment operations	(3.32)	0.36	2.24	3.09	(0.24)
Dividends and distributions to shareholders:

Net investment income	(0.53)	(0.51)	(1.22)	(1.39)	(1.07)

Capital gains	(0.06)	(0.22)	—	—	(0.06)
Total dividends and distributions to shareholders	(0.59)	(0.73)	(1.22)	(1.39)	(1.13)
Net asset value, end of year	$47.32	$51.23	$51.60	$50.58	$48.88

TOTAL RETURN[2]	(6.52)%	0.69%	4.51%	6.43%	(0.47)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$94,645	$199,802	$113,529	$91,052	$39,104

Ratios to average net assets of:

Expenses, net of expense waivers	0.12%	0.12%[3]	0.12%	0.12%	0.12%

Expenses, prior to expense waivers	0.12%	0.15%	0.20%	0.20%	0.20%

Net investment income	1.00%	0.97%	2.34%	2.83%	2.40%
Portfolio turnover rate[4]	193%	224%	106%	49%	177%
Portfolio turnover rate excluding TBA roll transactions[4]	21%	49%	46%	24%	120%

WisdomTree Alternative Income Fund				For the Year Ended August 31, 2022	For the Period May 6, 2021* through August 31, 2021
Net asset value, beginning of period				$25.79	$24.96
Investment operations:

Net investment income[1]				1.49	0.43

Net realized and unrealized gain (loss)				(4.82)	0.40
Total from investment operations				(3.33)	0.83
Dividends and distributions to shareholders:

Net investment income				(1.66)	—

Capital gains				(0.01)	—

Tax return of capital				(0.40)	—
Total dividends and distributions to shareholders				(2.07)	—
Net asset value, end of period				$20.39	$25.79

TOTAL RETURN[2]				(13.50)%	3.33%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)				$10,193	$10,315

Ratios to average net assets of:

Expenses				0.50%	0.50%[5]

Net investment income				6.35%	5.39%[5]
Portfolio turnover rate[4]				52%	2%
*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees for the WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]

The investment advisor had contractually agreed to limit the advisory fee to 0.12% through December 31, 2020. On December 31, 2020, the contractual waiver expired and the advisory fee was permanently reduced to 0.12%.

[4]

Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[5]	Annualized.

See Notes to Financial Statements.

WisdomTree Trust	163

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree CBOE S&P 500 PutWrite Strategy Fund	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018
Net asset value, beginning of year	$32.79	$26.64	$27.45	$30.57	$29.23
Investment operations:

Net investment income (loss)[1]	0.01	(0.11)	0.24	0.49	0.22

Net realized and unrealized gain (loss)	(1.19)[2]	6.67	(0.63)[2]	(1.96)	2.15
Total from investment operations	(1.18)	6.56	(0.39)	(1.47)	2.37
Dividends and distributions to shareholders:

Net investment income	—	(0.41)	(0.42)	(0.25)	(0.06)

Capital gains	—	—	—	(1.40)	(0.97)
Total dividends and distributions to shareholders	—	(0.41)	(0.42)	(1.65)	(1.03)
Net asset value, end of year	$31.61	$32.79	$26.64	$27.45	$30.57

TOTAL RETURN[3]	(3.60)%	24.87%	(1.52)%	(4.72)%	8.28%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$104,322	$63,940	$117,225	$211,350	$238,434

Ratios to average net assets of:

Expenses, net of expense waivers	0.44%[4]	0.44%[4]	0.41%[4]	0.38%	0.38%

Expenses, prior to expense waivers	0.44%[4]	0.44%[4]	0.44%[4]	0.44%	0.44%

Net investment income (loss)	0.02%[4]	(0.38)%[4]	0.90%[4]	1.78%	0.76%
Portfolio turnover rate[5]	8%[6]	18%[6]	72%[6]	0%	0%

WisdomTree Efficient Gold Plus Equity Strategy Fund (consolidated)					For the Period March 17, 2022* through August 31, 2022
Net asset value, beginning of period					$25.31
Investment operations:

Net investment income[1]					0.13

Net realized and unrealized loss					(4.55)
Total from investment operations					(4.42)
Net asset value, end of period					$20.89

TOTAL RETURN[3]					(17.46)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)					$3,133

Ratios to average net assets of:

Expenses					0.20%[7]

Net investment income					1.26%[7]
Portfolio turnover rate[5]					12%
*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

[1]	Based on average shares outstanding.

[2]

The amount of net realized and unrealized loss per share does not correspond with the amounts reported within the Statements of Changes due to the timing of capital share transactions of Fund shares and fluctuating market values during the fiscal year.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees for the WisdomTree CBOE S&P 500 PutWrite Strategy Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[5]

Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[6]

During the periods noted, the Fund invested in the WisdomTree Floating Rate Treasury Fund which is considered a long term security for purposes of computing the portfolio turnover rate. During the periods noted, the WisdomTree Floating Rate Treasury Fund was the only long-term security held or transacted in the portfolio, as a result, the variability in the portfolio turnover was primarily driven by the transaction activity during the fiscal year for this security only (see the “Investment in Affiliates” supplementary table included in the Schedule of Investments for transaction activity related to this security for the current fiscal period).

[7]	Annualized.

See Notes to Financial Statements.

164	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Efficient Gold Plus Gold Miners Strategy Fund (consolidated)	For the Period December 16, 2021* through August 31, 2022
Net asset value, beginning of period	$24.49
Investment operations:

Net investment income[1]	0.26

Net realized and unrealized loss	(5.85)
Total from investment operations	(5.59)
Net asset value, end of period	$18.90

TOTAL RETURN[2]	(22.83)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$6,616

Ratios to average net assets of:

Expenses	0.45%[3]

Net investment income	1.40%[3]
Portfolio turnover rate[4]	27%
*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

WisdomTree Trust	165

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

	Post-Reorganization		Pre-Reorganization
WisdomTree Enhanced Commodity Strategy Fund (consolidated)^	For the Year Ended August 31, 2022	For the Period December 19, 2020 through August 31, 2021	For the Period January 1, 2020 through December 18, 2020	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Net asset value, beginning of period	$22.12	$18.74	$18.80	$17.50	$19.25	$19.35
Investment operations:

Net investment income (loss)[1]	(0.01)	(0.08)	(0.03)	0.23	0.18	0.00 [2]

Net realized and unrealized gain (loss)	2.66	3.46	(0.03)	1.07	(1.93)	(0.10)

Net increase from payment by affiliate	—	0.00 [2]	0.00 [2]	—	—	—
Total from investment operations	2.65	3.38	(0.06)	1.30	(1.75)	(0.10)

Dividends and distributions to shareholders:

Net investment income	(2.03)	—	—	—	—	—

Capital gains	(0.00)[2]	—	—	—	—	—
Total dividends and distributions to shareholders	(2.03)	—	—	—	—	—
Net asset value, end of period	$22.74	$22.12	$18.74	$18.80	$17.50	$19.25

TOTAL RETURN[3]	12.81%	18.04%[4]	(0.32)%[4]	7.43%	(9.09)%	(0.52)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$296,724	$193,552	$99,333	$127,836	$154,855	$154,956

Ratios to average net assets of:

Expenses, net of expense waivers	0.55%[5]	0.55%[5,6]	0.75%[6]	0.75%	0.75%	0.75%

Expenses, prior to expense waivers	0.55%[5]	0.55%[5,6]	0.85%[6]	0.85%	0.85%	0.85%

Net investment income (loss)	(0.06)%[5]	(0.52)%[5,6]	(0.18)%[6]	1.30%	0.94%	0.01%
Portfolio turnover rate[7]	47%[8]	22%[8]	0%	0%	0%	0%
^

After the close of business on December 18, 2020, the WisdomTree Continuous Commodity Index Fund (the “Predecessor Fund”), a commodity pool that was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), was reorganized into the WisdomTree Enhanced Commodity Strategy Fund (the “Successor Fund”), an investment company registered under the 1940 Act. The Successor Fund adopted the financial information for the Predecessor Fund. Accordingly, information presented prior to the close of business on December 18, 2020 is that of the Predecessor Fund prior to the reorganization into a regulated investment company under the 1940 Act.

[1]	Based on average shares outstanding.

[2]	Amount represents less than $0.005.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor (or the Managing Owner, with respect to the Predecessor Fund) waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]	Includes a voluntary reimbursement from the advisor for brokerage commissions incurred in connection with the Reorganization. Excluding this reimbursement, total return would have been unchanged.

[5]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[6]	Annualized.

[7]

Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[8]

During the periods noted, the Fund invested in the WisdomTree Floating Rate Treasury Fund which is considered a long term security for purposes of computing the portfolio turnover rate. During the periods noted, the WisdomTree Floating Rate Treasury Fund was the only long-term security held or transacted in the portfolio, as a result, the variability in the portfolio turnover was primarily driven by the transaction activity during the fiscal period for this security only (see the “Investment in Affiliates” supplementary table included in the Schedule of Investments for transaction activity related to this security for the current fiscal period).

See Notes to Financial Statements.

166	WisdomTree Trust

Financial Highlights (concluded)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Managed Futures Strategy Fund (consolidated)	For the Year Ended August 31, 2022	For the Year Ended August 31, 2021	For the Year Ended August 31, 2020	For the Year Ended August 31, 2019	For the Year Ended August 31, 2018
Net asset value, beginning of year	$41.41	$35.31	$39.08	$40.57	$38.84
Investment operations:

Net investment income (loss)[1]	(0.09)	(0.23)	0.17	0.55	0.26

Net realized and unrealized gain (loss)	(1.39)	6.50	(3.34)	(0.65)	1.47

Net increase from payment by affiliate	—	0.00 [2]	—	—	—
Total from investment operations	(1.48)	6.27	(3.17)	(0.10)	1.73
Dividends to shareholders:

Net investment income	(5.21)	(0.17)	(0.60)	(1.39)	—
Net asset value, end of year	$34.72	$41.41	$35.31	$39.08	$40.57

TOTAL RETURN[3]	(3.91)%	17.83%[4]	(8.17)%	(0.22)%[4]	4.45%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$140,599	$147,001	$112,993	$216,875	$160,250

Ratios to average net assets of:

Expenses, net of expense waivers	0.65%[5]	0.65%[5,6]	0.65%[5]	0.65%	0.65%

Expenses, prior to expense waivers	0.65%[5]	0.68%[5]	0.75%[5]	0.75%	0.75%

Net investment income (loss)	(0.24)%[5]	(0.60)%[5]	0.46%[5]	1.40%	0.66%
Portfolio turnover rate[7]	7%[8]	25%[8]	97%[8]	0%	0%

WisdomTree Target Range Fund					For the Period October 7, 2021* through August 31, 2022
Net asset value, beginning of period					$24.99
Investment operations:

Net investment loss[1]					(0.01)

Net realized and unrealized loss					(2.99)
Total from investment operations					(3.00)
Net asset value, end of period					$21.99

TOTAL RETURN[3]					(12.00)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)					$51,675

Ratios to average net assets of:

Expenses					0.70%[9]

Net investment loss					(0.06)%[9]
Portfolio turnover rate[7]					0%
*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

[1]	Based on average shares outstanding.

[2]	Amount represents less than $0.005.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees for the WisdomTree Managed Futures Strategy Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain futures contract transactions during the period. Excluding this voluntary reimbursement, total return would have been unchanged.

[5]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[6]

The investment advisor had contractually agreed to limit the advisory fee to 0.65% through December 31, 2020. On December 31, 2020, the contractual waiver expired and the advisory fee was permanently reduced to 0.65%

[7]

Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[8]

During the periods noted, the Fund invested in the WisdomTree Floating Rate Treasury Fund which is considered a long term security for purposes of computing the portfolio turnover rate. During the periods noted, the WisdomTree Floating Rate Treasury Fund was the only long-term security held or transacted in the portfolio, as a result, the variability in the portfolio turnover was primarily driven by the transaction activity during the fiscal year for this security only (see the “Investment in Affiliates” supplementary table included in the Schedule of Investments for transaction activity related to this security for the current fiscal period).

[9]	Annualized.

See Notes to Financial Statements.

WisdomTree Trust	167

Notes to Financial Statements

1. ORGANIZATION

WisdomTree Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust on December 15, 2005 and is authorized to have multiple series of portfolios (each a “Fund”, collectively, the “Funds”). These notes relate only to the Funds listed below. In accordance with Accounting Standards Codification Topic 946, Financial Services-Investment Companies, each Fund listed below qualifies as an investment company and is applying the accounting and reporting guidance for investment companies.

Fund	Commencement of Operations
WisdomTree Bloomberg U.S. Dollar Bullish Fund (“U.S. Dollar Bullish Fund” and also referred to herein as “Currency Strategy Funds”)	December 18, 2013
WisdomTree Chinese Yuan Strategy Fund (“Chinese Yuan Strategy Fund” and also referred to herein as “Currency Strategy Funds”)	May 14, 2008
WisdomTree Emerging Currency Strategy Fund (“Emerging Currency Strategy Fund” and also referred to herein as “Currency Strategy Funds”)	May 6, 2009
WisdomTree Emerging Markets Corporate Bond Fund (“Emerging Markets Corporate Bond Fund”)	March 8, 2012
WisdomTree Emerging Markets Local Debt Fund (“Emerging Markets Local Debt Fund”)	August 9, 2010
WisdomTree Floating Rate Treasury Fund (“Floating Rate Treasury Fund”)	February 4, 2014
WisdomTree Interest Rate Hedged High Yield Bond Fund (“Interest Rate Hedged High Yield Bond Fund” and also referred to herein as “Duration Funds”)	December 18, 2013
WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund (“Interest Rate Hedged U.S. Aggregate Bond Fund” and also referred to herein as “Duration Funds”)	December 18, 2013
WisdomTree Mortgage Plus Bond Fund (“Mortgage Plus Bond Fund”)	November 14, 2019
WisdomTree Yield Enhanced U.S. Aggregate Bond Fund (“Yield Enhanced U.S. Aggregate Bond Fund”)	July 9, 2015
WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund (“Yield Enhanced U.S. Short-Term Aggregate Bond Fund”)	May 18, 2017
WisdomTree Alternative Income Fund (“Alternative Income Fund”)	May 6, 2021
WisdomTree CBOE S&P 500 PutWrite Strategy Fund (“CBOE S&P 500 PutWrite Strategy Fund”)	February 24, 2016
WisdomTree Efficient Gold Plus Equity Strategy Fund (“Efficient Gold Plus Equity Strategy Fund”) (consolidated)	March 17, 2022
WisdomTree Efficient Gold Plus Gold Miners Strategy Fund (“Efficient Gold Plus Gold Miners Strategy Fund”) (consolidated)	December 16, 2021
WisdomTree Enhanced Commodity Strategy Fund (“Enhanced Commodity Strategy Fund”) (consolidated)	January 23, 2008	*
WisdomTree Managed Futures Strategy Fund (“Managed Futures Strategy Fund”) (consolidated)	January 5, 2011
WisdomTree Target Range Fund (“Target Range Fund”)	October 7, 2021
*	Commencement of operations date shown is that of the predecessor fund. After the close of business December 18, 2020, the predecessor fund was reorganized into the Enhanced Commodity Strategy Fund.

Each Fund is actively managed except for the Floating Rate Treasury Fund, Interest Rate Hedged High Yield Bond Fund, Interest Rate Hedged U.S. Aggregate Bond Fund, Yield Enhanced U.S. Aggregate Bond Fund, Yield Enhanced U.S. Short-Term Aggregate Bond Fund, Alternative Income Fund, and CBOE S&P 500 PutWrite Strategy Fund, which seek to track the price and yield performance, before fees and expenses, of a particular index (“Index”) developed by WisdomTree Investments, Inc. (“WisdomTree Investments”) or an Index developed by a third party. WisdomTree Investments is the parent company of WisdomTree Asset Management, Inc. (“WTAM”), the investment adviser to each Fund and the Trust. “WisdomTree” is a registered trademark of WisdomTree Investments and has been licensed for use by the Trust. Each Fund described herein is considered to be non-diversified as defined under the 1940 Act.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe such exposure to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.

The following is a summary of significant accounting policies followed by the Funds:

Basis of Consolidation — The financial statements of the Efficient Gold Plus Equity Strategy Fund, Efficient Gold Plus Gold Miners Strategy Fund, Enhanced Commodity Strategy Fund and Managed Futures Strategy Fund (each a “Parent Fund”), include the accounts of WisdomTree Efficient Gold Plus Equity Strategy Portfolio I, WisdomTree Efficient Gold Plus Gold Miners Strategy

168	WisdomTree Trust

Notes to Financial Statements (continued)

Portfolio I, WisdomTree Enhanced Commodity Strategy Portfolio I and WisdomTree Managed Futures Portfolio I, respectively, each a wholly-owned and controlled Cayman Islands subsidiary (each a “Subsidiary”). For each Parent Fund, the accompanying financial statements reflect the financial position and results of operations on a consolidated basis with its Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. Each Parent Fund seeks to gain exposure to commodity markets, in whole or in part, through investments in its Subsidiary. Each Parent Fund’s investment in its Subsidiary may not exceed 25% of the respective Parent Fund’s total assets at the end of each fiscal quarter in order to meet the requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

Use of Estimates — The preparation of financial statements in conformity with GAAP, requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation — The net asset value (“NAV”) of each Fund’s shares is calculated each day a Fund is open for business as of the regularly scheduled close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time (the “NAV Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding. Each Fund issues and redeems shares at NAV only in large blocks of shares known as creation units, which only certain institutions (e.g., broker-dealers) may purchase or redeem. Shares of each Fund are listed on a national securities exchange and trade at market prices. Most investors will buy and sell shares in the secondary market through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV or less than NAV. In calculating each Fund’s NAV, investments are valued under policies approved by the Board of Trustees of the Trust (the “Board of Trustees”). Fixed income securities (including short-term debt securities with remaining maturities of 60 days or less and to-be-announced (“TBA”) securities) generally are valued at current market quotations or mean prices obtained from broker-dealers or independent pricing service providers. Broker-dealers or independent pricing service providers, in determining the value of securities, may consider such factors as recent transactions, indications from yields and quoted prices from broker-dealers on similar securities, and market sentiment for the type of security. U.S. fixed income securities may be valued as of the announced closing time for such securities on any day that the Securities Industry and Financial Markets Association announces an early closing time. Repurchase agreements are valued at par which represents their fair value. For all Funds, except for U.S. Dollar Bullish Fund, foreign currency contracts that settle within two business days after the trade date (“Spot Contracts”) and foreign currency contracts having a settlement period greater than two business days after the trade date (“Forward Contracts”) are valued daily using WM/Reuters closing spot and forward rates, respectively, as of 4:00 p.m. London time except for Forward Contracts in certain Asian currencies (Chinese renminbi, Chinese yuan, Hong Kong dollar, Indian rupee, Indonesian rupiah, Malaysian ringgit, Philippine peso, Singapore dollar, South Korean won, New Taiwan dollar, and the Thai baht) which are valued daily using WM/Reuters closing forward rates as of 2:00 pm Singapore time. U.S. Dollar Bullish Fund uses WM/Reuters closing spot and forward rates as of 4:00 p.m. Eastern time to value foreign currency contracts daily. Futures contracts generally are valued at the settlement price, the price at which a futures contract settles once a given trading day has ended, on the primary exchange on which they trade. Option contracts generally are valued at the mean of the closing bid/ask price on the primary exchange on which they trade. Equity securities (including preferred stock) traded on any recognized U.S. or non-U.S. exchange are valued at the last sale price or official closing price on the exchange on which they are principally traded. Unlisted equity securities (including preferred stock) are valued at the last sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price. Each Fund may invest in money market funds which are valued at their NAV per share and exchange-traded funds (“ETFs” or “ETF”), or exchange-traded notes (“ETNs” or “ETN”) or closed-end mutual funds (“CEF” or “CEFs”) which are valued at their last sale or official closing price on the exchange on which they are principally traded or at their NAV per share in instances where the ETF, ETN or CEF has not traded on its principal exchange.

In certain instances, such as when reliable market valuations are not readily available, a Fund’s investments, which include derivatives, will be fair valued in accordance with the Fund’s pricing policy. The Board of Trustees has established a pricing committee (the “Pricing Committee”) which is comprised of senior representatives of WTAM and which reports to the Board of Trustees on a quarterly basis. In the event that a financial instrument cannot be valued based upon a price from the exchange or system on which it is principally traded, independent pricing service provider or broker-dealer quotation, or such prices are deemed to not reflect current market value, the Pricing Committee may value the financial instrument in good faith under the policies and procedures approved by the Board of Trustees based on current facts and circumstances. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations, securities whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

WisdomTree Trust	169

Notes to Financial Statements (continued)

Fair Value Measurement — In accordance with Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosures, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Pricing Committee will perform other procedures (consistent with GAAP) to value an investment when a market quote is not available. ASC 820 established a three-tier hierarchy of inputs to be used when determining fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates,

prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s assumptions in determining the fair value of investments)

The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended (either due to events affecting the issuer of the security specifically or events affecting the primary trading exchange more broadly) or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation or market activity; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets in which the security is traded but before the time as of which a Fund’s NAV is computed and that may materially affect the value of the Fund’s investments).

The valuation techniques and significant inputs used in determining the fair market value measurements for Level 2 and Level 3 positions are as follows:

Financial instruments, such as fixed income securities, are generally valued by independent pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. Depending on the type of financial instrument, the independent pricing service providers’ internal pricing models may use inputs that are observable such as issuer details (e.g., credit rating, debt ranking, coupon date, maturity date, etc.), interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Financial instruments that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate. Over-the-counter financial derivative instruments derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued on the basis of broker-dealer quotations or prices obtained from independent pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative instruments can be estimated by an independent pricing service provider using a series of techniques including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as issuer details, indices, credit risks/spreads, interest rates, yield curves, default and exchange rates. Derivative contracts that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate.

Determination of a fair value by the Pricing Committee may include significant unobservable inputs and therefore such financial instruments would be reflected as a Level 3 of the fair value hierarchy. The Pricing Committee may employ a market-based valuation approach which may use, among other potential considerations, related or comparable securities, recent transactions, market multiples, and other relevant information to determine fair value. The Pricing Committee may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value.

The summary of fair valuations according to the inputs used in valuing each Fund’s assets as of the measurement date is included in a “Fair Valuation Summary” supplementary table in each applicable Fund’s Schedule of Investments.

During the fiscal year or period ended August 31, 2022, there were no significant transfers into or out of Level 3 of the fair value hierarchy.

170	WisdomTree Trust

Notes to Financial Statements (continued)

Derivatives and Hedging Disclosure — Codification Topic 815 (“ASC 815”), Derivatives and Hedging, requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts as well as gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Funds have invested in derivatives, specifically foreign currency contracts, foreign currency futures contracts, commodity futures contracts, interest rate futures contracts, equity futures contracts, digital assets futures contracts and equity options contracts during the fiscal year or period ended August 31, 2022 and open positions in such derivatives as of August 31, 2022 are detailed in each Fund’s Schedule of Investments. All of the derivative instruments disclosed and described herein are subject to credit risk. Credit risk is where the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security or where the counterparty to a derivative contract might default on its obligations. The Funds’ derivative agreements may also contain credit-risk related contingent features which include, but are not limited to, a percentage decline in the Funds’ NAV over a specified time period. If an event occurred at August 31, 2022 that triggered a contingent feature, the counterparty to the agreement may require the Funds to post additional collateral or terminate the derivative positions and demand payment. Any collateral posted with respect to the derivative positions would be used to offset or reduce the payment. The maximum exposure to derivatives agreements with credit risk would be the total value of derivatives in net liability positions for each Fund, as disclosed in the table included in Note 2 — Master Netting Arrangements. Information with respect to the amounts and types of collateral received and/or posted for derivative instruments as of August 31, 2022, if any, is reflected as a footnote within each Fund’s Schedule of Investments.

As of August 31, 2022, the effects of such derivative instruments on each Fund’s financial position as reflected in the Statements of Assets and Liabilities are presented in the summary below:

	Asset Derivatives		Liability Derivatives

Fund	Balance Sheet Location	Value	Balance Sheet Location	Value
U.S. Dollar Bullish Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	$9,474,307	Unrealized depreciation on foreign currency contracts	$1,889,100
Chinese Yuan Strategy Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	42,846	Unrealized depreciation on foreign currency contracts	618,283
Emerging Currency Strategy Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	137,420	Unrealized depreciation on foreign currency contracts	33,051
Emerging Markets Corporate Bond Fund
Interest rate risk	Unrealized appreciation on futures contracts*	44,644	Unrealized depreciation on futures contracts*	19,899
Emerging Markets Local Debt Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	4,740	Unrealized depreciation on foreign currency contracts	69,744
Interest Rate Hedged High Yield Bond Fund
Interest rate risk	Unrealized appreciation on futures contracts*	670,356	Unrealized depreciation on futures contracts*	21,578
Interest Rate Hedged U.S. Aggregate Bond Fund
Interest rate risk	Unrealized appreciation on futures contracts*	970,319	Unrealized depreciation on futures contracts*	359,633
Mortgage Plus Bond Fund
Interest rate risk	Unrealized appreciation on futures contracts*	—	Unrealized depreciation on futures contracts*	23,382
CBOE S&P 500 PutWrite Strategy Fund
Equity risk			Written options, at value	7,363,025
Efficient Gold Plus Equity Strategy Fund (consolidated)
Commodity risk	Unrealized appreciation on futures contracts*	—	Unrealized depreciation on futures contracts*	35,140
Efficient Gold Plus Gold Miners Strategy Fund (consolidated)
Commodity risk	Unrealized appreciation on futures contracts*	—	Unrealized depreciation on futures contracts*	72,800
Foreign currency risk	Unrealized appreciation on foreign currency contracts	41	Unrealized depreciation on foreign currency contracts	—

WisdomTree Trust	171

Notes to Financial Statements (continued)

	Asset Derivatives		Liability Derivatives

Fund	Balance Sheet Location	Value	Balance Sheet Location	Value
Enhanced Commodity Strategy Fund (consolidated)
Commodity risk	Unrealized appreciation on futures contracts*	$27,549,911	Unrealized depreciation on futures contracts*	$41,232,778
Digital assets risk	Unrealized appreciation on futures contracts*	—	Unrealized depreciation on futures contracts*	278,560
Managed Futures Strategy Fund (consolidated)
Commodity risk	Unrealized appreciation on futures contracts*	1,186,938	Unrealized depreciation on futures contracts*	476,296
Digital assets risk	Unrealized appreciation on futures contracts	—	Unrealized depreciation on futures contracts*	106,683
Equity risk	Unrealized appreciation on futures contracts*	160,548	Unrealized depreciation on futures contracts*	1,643,456
Foreign currency risk	Unrealized appreciation on futures contracts*	237,203	Unrealized depreciation on futures contracts*	—
Interest rate risk	Unrealized appreciation on futures contracts*	500,821	Unrealized depreciation on futures contracts*	—
Target Range Fund
Equity risk	Purchased options, at value**	2,914,010	Written options, at value	27,888
*

Includes cumulative appreciation (depreciation) of futures contracts as reported in each Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities. Please see Note 2 (Futures Contracts) on page 176 for additional information regarding balance sheet location of balances associated with futures contracts

**	Purchased options, at value are reported in the Fund’s Investment in securities, at value within the Statements of Assets and Liabilities.

For the fiscal year or period ended August 31, 2022, the effects of derivative instruments on each applicable Fund’s financial performance as reflected in the Statements of Operations are presented in the summary below:

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
U.S. Dollar Bullish Fund
Foreign currency risk	$22,392,027	$6,868,430
Chinese Yuan Strategy Fund
Foreign currency risk	(330,183)	(643,148)
Emerging Currency Strategy Fund
Foreign currency risk	(1,196,113)	1,343
Emerging Markets Corporate Bond Fund
Interest rate risk	588,234	45,598
Emerging Markets Local Debt Fund
Foreign currency risk	(560,452)	142,996
Interest Rate Hedged High Yield Bond Fund
Interest rate risk	15,932,013	954,745
Interest Rate Hedged U.S. Aggregate Bond Fund
Interest rate risk	33,894,650	1,026,727
Mortgage Plus Bond Fund
Interest rate risk	(181,057)	(17,261)
Yield Enhanced U.S. Short-Term Aggregate Bond Fund
Interest rate risk	31,290	—
CBOE S&P 500 PutWrite Strategy Fund
Equity risk	742,277	(5,775,945)
Efficient Gold Plus Equity Strategy Fund (consolidated)[3]
Commodity risk	(299,444)	(35,140)
Efficient Gold Plus Gold Miners Strategy Fund (consolidated)[4]
Commodity risk	(936,297)	(72,800)
Foreign currency risk	1,203	41

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Notes to Financial Statements (continued)

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
Enhanced Commodity Strategy Fund (consolidated)
Commodity risk	$53,451,629	$(23,931,643)
Digital assets risk	(7,401,325)	(278,560)
Managed Futures Strategy Fund (consolidated)
Commodity risk	6,938,639	484,480
Digital assets risk	(995,357)	(106,683)
Equity risk	(8,326,088)	(2,934,119)
Foreign currency risk	1,485,181	239,443
Interest rate risk	(3,534,065)	611,368
Target Range Fund[5]
Equity risk	(565,961)	(3,945,018)
[1]	Realized gains (losses) on derivatives are located on the Statements of Operations as follows:

Commodity risk	Net realized gain (loss) from futures contracts
Digital assets risk	Net realized gain (loss) from futures contracts
Equity risk

Net realized gain (loss) from purchased options are included in net realized gain (loss) from investment transactions

Net realized gain (loss) from written options

Net realized gain (loss) from futures contracts

Foreign currency risk	Net realized gain (loss) from foreign currency contracts Net realized gain (loss) from futures contracts
Interest rate risk	Net realized gain (loss) from futures contracts
[2]	Change in unrealized appreciation (depreciation) is located on the Statements of Operations as follows:

Commodity risk	Net increase (decrease) in unrealized appreciation/depreciation from futures contracts
Digital assets risk	Net increase (decrease) in unrealized appreciation/depreciation from futures contracts
Equity risk

Net realized gain (loss) from purchased options are included in net increase (decrease) in unrealized appreciation/depreciation from investment transactions

Net increase (decrease) in unrealized appreciation/depreciation from written options

Net increase (decrease) in unrealized appreciation/depreciation from futures contracts

Foreign currency risk	Net increase (decrease) in unrealized appreciation/depreciation from futures contracts Net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts
Interest rate risk	Net increase (decrease) in unrealized appreciation/depreciation from futures contracts
[3]	For the period March 17, 2022 (commencement of operations) through August 31, 2022.

[4]	For the period December 16, 2021 (commencement of operations) through August 31, 2022.

[5]	For the period October 7, 2021 (commencement of operations) through August 31, 2022.

During the fiscal year or period ended August 31, 2022, the volume of derivative activity (based on the average of month-end balances, except where footnoted) for each Fund was as follows:

	Average Notional

Fund	Foreign currency contracts (to deliver USD)	Foreign currency contracts (to receive USD)	Futures contracts (long)	Futures contracts (short)	Purchased options	Written options
U.S. Dollar Bullish Fund
Foreign currency risk	$254,556,316	$484,183,449	$—	$—	$—	$—
Chinese Yuan Strategy Fund
Foreign currency risk	49,513,558	14,118,666	—	—	—	—
Emerging Currency Strategy Fund
Foreign currency risk	17,372,761	5,837,714	—	—	—	—
Emerging Markets Corporate Bond Fund
Interest rate risk	—	—	10,683,246	9,395,994	—	—
Emerging Markets Local Debt Fund
Foreign currency risk	3,480,192	1,678,895	—	—	—	—
Interest Rate Hedged High Yield Bond Fund
Interest rate risk	—	—	1,042,580	174,143,838	—	—
Interest Rate Hedged U.S. Aggregate Bond Fund
Interest rate risk	—	—	—	324,245,351	—	—

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Notes to Financial Statements (continued)

	Average Notional

Fund	Foreign currency contracts (to deliver USD)	Foreign currency contracts (to receive USD)	Futures contracts (long)	Futures contracts (short)	Purchased options	Written options
Mortgage Plus Bond Fund
Interest rate risk	$—	$—	$1,710,621	$707,986	$—	$—
Yield Enhanced U.S. Short-Term Aggregate Bond Fund
Interest rate risk[1]	—	—	—	171,270	—	—
CBOE S&P 500 PutWrite Strategy Fund
Equity risk	—	—	—	—	—	87,774,077
Efficient Gold Plus Equity Strategy Fund (consolidated)[2]
Commodity risk	—	—	2,040,523	—	—	—
Efficient Gold Plus Gold Miners Strategy Fund (consolidated)[3]
Commodity risk	—	—	5,180,519	—	—	—
Foreign currency risk	7,140	—	—	—	—	—
Enhanced Commodity Strategy Fund (consolidated)
Commodity risk	—	—	343,260,937	78,615,721	—	—
Digital asset risk	—	—	5,523,379	—	—	—
Managed Futures Strategy Fund (consolidated)
Commodity risk	—	—	35,450,913	12,126,419	—	—
Digital asset risk	—	—	742,610	—	—	—
Equity risk	—	—	35,270,127	—	—	—
Foreign currency risk	—	—	16,455,808	—	—	—
Interest rate risk	—	—	9,161,891	10,342,295	—	—
Target Range Fund[4]
Equity risk	—	—	—	—	24,389,072	32,792,950
[1]	The volume of derivative activity for the period is based on intra-month balances.

[2]	For the period March 17, 2022 (commencement of operations) through August 31, 2022.

[3]	For the period December 16, 2021 (commencement of operations) through August 31, 2022.

[4]	For the period October 7, 2021 (commencement of operations) through August 31, 2022.

Investment Transactions and Investment Income — Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Interest income (including amortization of premiums and accretion of discounts), less any foreign taxes withheld, is accrued daily. Generally, amortization of premiums and accretion of discounts are recognized daily using the effective interest method (also known as scientific amortization method). Payment-in-kind (“PIK”) interest income is accrued daily and the increase in a security’s principal amount related to such PIK interest income is recorded on the coupon payment date. Dividend income net of foreign withholding taxes, if any, is recognized on the ex-dividend date. On each measurement date, the Funds evaluate the collectability of receivable balances. Generally, the Funds will write-off interest receivable balances in default by the issuer as of the date any applicable interest payment grace period or forbearance period expires or as of the date any interest payment cancellation notification was publicly made available or when it becomes probable that interest will not be collected and the amount of uncollectable interest can be reasonably estimated.

Foreign Currency Translation — The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates prevailing on the respective dates of such transactions that are deemed appropriate by WTAM. Realized and unrealized foreign exchange gains and losses on investments are included as a component of “net realized gain (loss) from investment transactions” and “net increase (decrease) in unrealized appreciation/depreciation from investment transactions”, respectively, on the Statements of Operations. Realized and unrealized foreign exchange gains or losses from foreign currency contracts are included in “net realized gain (loss) from foreign currency contracts” and “net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts”, respectively, on the Statements of Operations. Realized and unrealized foreign exchange gains or losses arising from sales of foreign currencies, currency gains or losses recognized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends/interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid are included in “net realized gain (loss) from foreign currency related transactions” and/or “net increase (decrease) in unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currencies” in the Statements of Operations. Certain foreign exchange gains and losses included in realized and unrealized gains or losses are included in, or are a reduction of, ordinary income in accordance with U.S. Federal income tax regulations.

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Expenses — Under the investment advisory agreement for each Fund, except for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of trustees who are not interested persons of the Funds (“Independent Trustees”); (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”); (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to WTAM.

Under the investment advisory agreement for Funds that commenced operations on or after March 26, 2013, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of each Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expenses related to the provision of securities lending services; and (x) the advisory fee payable to WTAM.

Acquired fund fees and expenses (“AFFEs”) (which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies) are not operating expenses of the Funds and are not paid by WTAM.

Pursuant to a separate contractual arrangement, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WTAM receives a fee, as shown on the Statements of Operations under “Service fees”, of up to 0.0044% per annum of each Fund’s average daily net assets for providing such services and paying such expenses. WTAM provides CCO services to the Trust.

Repurchase Agreements — Each Fund may enter into repurchase agreements with counterparties that are deemed to present acceptable credit risks. A repurchase agreement is a transaction in which a Fund acquires securities or other obligations as collateral from a commercial bank or securities broker-dealer and simultaneously commits to resell them to the counterparty at an agreed upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the acquired obligations. This is designed to result in a fixed rate of return for the Fund insulated from market fluctuations during the holding period. Each Fund maintains custody of the acquired collateral prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains separate accounts for both the Fund and the counterparty. Because repurchase agreements are collateralized by securities, they are subject to market and credit risk on the acquired collateral in addition to counterparty credit risk. The acquired collateral is valued on a daily basis at fair value to ensure that the value, including accrued interest, is at least equal to the repurchase price. If the acquired collateral declines in value and becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral value is at least equal to the repurchase price plus any agreed-upon additional amount. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Foreign Currency Contracts — The Currency Strategy Funds, except the U.S. Dollar Bullish Fund, utilized foreign currency contracts to obtain net long exposure to foreign currencies consistent with each Currency Strategy Fund’s investment strategy. The U.S. Dollar Bullish Fund utilized foreign currency contracts to obtain net short exposure to foreign currencies consistent with its investment strategy. The Emerging Markets Local Debt Fund utilized foreign currency contracts to obtain long and short exposures to foreign currencies consistent with its investment objective. The Efficient Gold Plus Gold Miners Strategy Fund utilized foreign currency contracts primarily to facilitate foreign security settlements. A foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large, commercial banks) and their customers. A foreign currency contract generally does not require an initial margin deposit and no commissions are charged at any stage for trades.

Risks may arise upon entering into foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar or each other.

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Fluctuations in the value of open foreign currency contracts are recorded for book purposes as unrealized gains or losses on foreign currency contracts by the Funds and are included in “net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts” on the Statements of Operations. Realized gains and losses on foreign currency contracts include net gains or losses recognized by the Funds on contracts which have settled are included in “net realized gain (loss)” from foreign currency contracts on the Statements of Operations.

Futures Contracts — The Duration Funds and the Yield Enhanced U.S. Short-Term Aggregate Bond Fund utilized futures contracts to obtain net short exposure to U.S. Treasury bonds to hedge against a rise in interest rates. The Emerging Markets Corporate Bond Fund and the Mortgage Plus Bond Fund each utilized futures contracts on U.S. Treasury bonds to manage interest rate risk. The Efficient Gold Plus Equity Strategy Fund and Efficient Gold Plus Gold Miners Strategy Fund utilized futures contracts to obtain long exposure to commodities consistent with its investment objective. The Enhanced Commodity Strategy Fund utilized futures contracts to obtain long and short exposures to commodities consistent with its investment objective. The Managed Futures Strategy Fund utilized futures contracts to obtain long and short exposures to currencies, commodities, interest rates and equity indexes consistent with its investment objective. When a Fund purchases a listed futures contract, it agrees to purchase a specified reference asset (e.g., commodity, currency, equity, digital asset or U.S. Treasury security, collectively herein, “Reference Asset”) at a future date. When a Fund sells a listed futures contract, it agrees to sell a specified Reference Asset at a future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. A Fund may also cash settle upon the expiration date of a futures contract in which no physical delivery (or receipt) of the specified Reference Asset comprising the futures contract is made. Instead, settlement in cash would occur upon the expiration of the contract, with the cash settlement being the difference between the contract price and the actual price of the specified Reference Asset at the expiration date. The exchange clearing corporation is the ultimate counterparty for all exchange-listed contracts, so credit risk is limited to the creditworthiness of the exchange clearing corporation.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or U.S. government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Cash deposited as initial margin, if any, is shown as “Deposits at broker for futures contracts” in the Statement of Assets and Liabilities, and U.S. government securities deposited, if any, are designated in the Schedule of Investments. Subsequent payments, known as “variation margin”, generally are made or received by the Fund each day or at other agreed-upon time periods depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts, variation margin payments may be made or received when the futures contract expires. Variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the unrealized net gain or loss is reclassified to realized gain or loss on futures. The current one-day variation margin on open futures contracts is shown on the Statements of Assets and Liabilities as either a receivable or a payable for “Net variation margin on futures contracts”. The variation margin received or paid by the Funds, that is on deposit with the broker, on both open and closed futures contracts and certain futures contracts where variation margin is received or paid by the Funds on the expiration date, are shown in the Statements of Assets and Liabilities, in whole or in part, as a component of, or an offset to, “Deposits at broker for futures contracts” or “Deposits due to broker for futures contracts”. Deposits at broker utilized for futures contract margin requirements generally are restricted from withdrawal. Prior to August 19, 2022, when a Fund purchased or sold a futures contract, the Fund was required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, a Fund would segregate assets consisting of, or take other measures with respect to, cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, would “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. This functioned as a practical limit on the amount of leverage which a Fund could undertake and on the potential increase in the speculative character of a Fund’s outstanding portfolio securities. Effective August 19, 2022, the Funds have adopted a derivatives risk management program that is reasonably designed to manage the Funds’ derivatives risks. Please see Note 7 “Recent Regulatory Update” for information on new regulations governing the use of derivatives by the Funds.

Options Contracts — The CBOE S&P 500 PutWrite Strategy Fund utilized option contracts by writing put options on the S&P 500 Index consistent with its investment objective. The Target Range Fund utilized option contracts by purchasing long call options and writing short call options on a portfolio of four exchanged traded funds (“ETFs”) that track the performance of large- and mid-capitalization companies in the United States, developed market countries and emerging market countries, respectively, consisting of the SPDR® S&P 500 ETF Trust, iShares Russell 2000 ETF, iShares MSCI EAFE ETF, and iShares MSCI Emerging Markets ETF consistent with its investment objective. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security or financial instrument. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security or financial instrument. A premium is paid to the writer of an option as consideration for undertaking the obligation in the contract. The CBOE S&P 500 PutWrite Strategy Fund and Target Range Fund may purchase and write options on an exchange or over the counter (“OTC”). OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of nonperformance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker.

When an option is purchased, an amount equal to the premium paid is recorded as an asset, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, a loss equal to the amount of premium

176	WisdomTree Trust

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paid is realized. When a security or financial instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the security or financial instrument acquired or deducted from the proceeds of the security or financial instrument sold.

When an option is written, an amount equal to the premium received is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased from the exercise of the written put option to form the basis in the underlying security purchased.

The purchaser or writer of an option may close the position before the exercise of the option by entering into a closing transaction. In the case of a written option, the cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss. With respect to a purchased option, the original premium paid is deducted from the proceeds received from a closing transaction resulting in a realized gain or loss.

The maximum payout for written put options is limited to the number of contracts written and the associated strike prices. At August 31, 2022, the maximum payout for written put options for the CBOE S&P 500 PutWrite Strategy Fund was $112,095,000. The maximum payout for written call options is potentially unlimited to the extent that the written call option is uncovered.

The risk associated with purchasing put and call options is limited to the premiums paid. The risk in writing a covered call option is that the writer of the option may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing an uncovered call option is that the writer of the option is exposed to the risk of loss if the market price of the underlying security increases. The risk in writing a put option is that the writer of the option may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the purchaser or writer of an option may not be able to enter into a closing transaction because of an illiquid secondary market.

Other significant risks associated with the use of options contracts may include the following: (1) the success of a strategy may depend on the investment adviser’s ability to predict movements in the prices of individual commodities, currencies or securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the commodities, currencies or securities and the price of options; (3) although the CBOE S&P 500 PutWrite Strategy Fund and Target Range Fund intend to enter into options contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in options contracts.

Securities Lending — Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. The cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. The values of the investments of cash collateral for securities on loan along with the obligations to return such collateral are included on the Statements of Assets and Liabilities. The total value of securities received as collateral for securities on loan is included in a footnote following each Schedule of Investments, but is not included within the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. As compensation for lending its securities, each Fund retains all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower (net of any fee rebates paid to the borrower). The lending agent receives a portion of the income earned by the Funds in connection with the lending program. The net securities lending income earned by the Funds is disclosed on the Statements of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. Dividends received while a security is out on loan are not considered Qualified Dividend Income (“QDI”) under the specific criteria issued by the Internal Revenue Service and are subject to taxation at the shareholder’s ordinary income tax rate instead of the lower long-term capital gains tax rate. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults. In the event of a borrower default with respect to the failure to return to each Fund some or all of the securities loaned, the securities lending agent shall indemnify each Fund against the failure of the borrower if the value of the collateral received is insufficient to cover the market value of the securities loaned.

Master Netting Arrangements — Codification Topic 210 (“ASC 210”), Balance Sheet, requires disclosures generally intended to (i) help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position, (ii) improve transparency in the reporting of how companies mitigate credit risk, and (iii) facilitate

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comparisons between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of international financial reporting standards. ASC 210 requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASC 210 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging); (ii) repurchase agreements and reverse repurchase agreements; and (iii) securities borrowing and securities lending transactions.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund enters into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives (“OTC”), such as foreign currency contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g., foreign currency contracts, options and certain swaps). To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from a counterparty’s non-performance.

Repurchase agreements are subject to the terms and conditions of a Master Repurchase Agreement (“Master Repurchase Agreement”) between a Fund and a counterparty. In the event of a default or failure by a party to perform an obligation with respect to a repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply collateral held by it in connection with a repurchase transaction against obligations owed to the non-defaulting party.

The Funds’ securities lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between the Funds and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, a Fund typically receives from a Borrower collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, a Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. A Fund is exposed to risk of loss if a Borrower defaults on its obligation to return borrowed securities and the value of the collateral a Fund received is insufficient to cover the market value of the securities loaned. Also, the lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market fund which is subject to market fluctuation. Therefore, a Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the Fund’s obligation to return the full amount owed to such Borrower. However, in the event of a borrower default with respect to the failure to return to each Fund some or all of the securities loaned, the securities lending agent shall indemnify each Fund against the failure of the borrower if the value of the collateral received is insufficient to cover the market value of the securities loaned.

The Funds’ futures contracts and option contracts are all exchange traded and are not subject to master netting arrangements. Therefore, all futures contracts and option contracts are excluded from the netting table.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, Master Repurchase Agreement or Lending Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of August 31, 2022, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement, Master Repurchase Agreement and the Lending Agreement are detailed in the following table:

	Assets				Liabilities

	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund		Financial Instruments	Collateral Received	Net Amount		Financial Instruments	Collateral Posted	Net Amount
U.S. Dollar Bullish Fund
Foreign Currency Contracts	$9,474,307	$(1,823,549)	$—	$7,650,758	$1,889,100	$(1,823,549)	$—	$65,551
Chinese Yuan Strategy Fund
Repurchase Agreements	8,780,000	—	(8,780,000)[1]	—	—	—	—	—
Foreign Currency Contracts	42,846	(36,859)	—	5,987	618,283	(36,859)	—	581,424
Emerging Currency Strategy Fund
Repurchase Agreements	2,630,000	—	(2,630,000)[1]	—	—	—	—	—
Foreign Currency Contracts	137,420	(7,231)	—	130,189	33,051	(7,231)	—	25,820

178	WisdomTree Trust

Notes to Financial Statements (continued)

	Assets				Liabilities

	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund		Financial Instruments	Collateral Received	Net Amount		Financial Instruments	Collateral Posted	Net Amount
Emerging Markets Corporate Bond Fund
Securities Lending	$3,092,296	$—	$(3,092,296)[1]	$—	$—	$—	$—	$—
Emerging Markets Local Debt Fund
Securities Lending	2,459,456	—	(2,459,456)[1]	—	—	—	—	—
Repurchase Agreements	3,970,000	—	(3,970,000)[1]	—	—	—	—	—
Foreign Currency Contracts	4,740	(1,280)	—	3,460	69,744	(1,280)	—	68,464
Interest Rate Hedged High Yield Bond Fund
Securities Lending	20,601,198	—	(20,601,198)[1]	—	—	—	—	—
Interest Rate Hedged U.S. Aggregate Bond Fund
Securities Lending	3,014,753	—	(3,014,753)[1]	—	—	—	—	—
Repurchase Agreements	5,840,000	—	(5,840,000)[1]	—	—	—	—	—
Yield Enhanced U.S. Aggregate Bond Fund
Securities Lending	4,771,274	—	(4,771,274)[1]	—	—	—	—	—
Repurchase Agreements	10,650,000	—	(10,650,000)[1]	—	—	—	—	—
Alternative Income Fund
Securities Lending	1,367,099	—	(1,367,099)[1]	—	—	—	—	—
Efficient Gold Plus Gold Miners Strategy Fund (consolidated)
Foreign Currency Contracts	41	—	—	41	—	—	—	—
[1]	The amount of collateral presented has been limited such that the net amount by counterparty cannot be less than zero.

Short-Term Investments — Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments include short-term obligations issued by the U.S. government, its agencies, non-U.S. government agencies, negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions, commercial papers, repurchase agreements and money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Interest-Only and Principal-Only Securities — The Funds may invest in interest-only (“IO”) and principal-only (“PO”) securities which are typically created by splitting a traditional mortgage-backed security or pool of loans into an IO and a PO security. In general, the IO security is entitled to receive the interest payments on the underlying debt obligation(s) and the PO security is entitled to receive the principal payments of the underlying debt obligation(s). Both IO and PO securities are subject to prepayments and therefore prepayment risk. IO securities are at risk for faster than anticipated prepayments and PO securities are at risk for slower than anticipated prepayments. Assumptions regarding the rates of prepayment play a significant role in the value of these securities. If the underlying debt obligation experiences greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in the IO security.

Collateralized Loan Obligations — The Funds may invest in the debt tranche of collateralized loan obligations (“CLOs”). CLOs bear many of the same risks as other forms of asset-backed securities, including interest rate risk, credit risk and default risk. As CLOs are backed by pools of loans, they also bear similar risks to investing in loans directly. CLOs issue classes or “tranches” that vary in risk profile and yield. CLOs may experience substantial losses attributable to loan defaults. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. The value of an investment in a CLO may decline as a result of, but not limited to, underlying loan defaults and/or market anticipation of defaults, credit impairment on the underlying loans or the disappearance of one of more subordinate tranches resulting from changes in the credit profile of the underlying loans.

To-be-announced Transactions — Interest Rate Hedged U.S. Aggregate Bond Fund, Mortgage Plus Bond Fund, Yield Enhanced U.S. Aggregate Bond Fund and the Yield Enhanced U.S. Short-Term Aggregate Bond Fund invest in U.S. agency mortgage-backed pass-through securities which are securities issued by entities such as Government National Mortgage Association and Federal National Mortgage Association that are backed by pools of mortgages. Most transactions in mortgage-backed pass-through securities occur for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement, referred to as a “to-be-announced transaction” or “TBA Transaction.” In a TBA Transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined a few days prior to the settlement date; however, it is not anticipated that the Interest Rate Hedged U.S. Aggregate Bond Fund, Mortgage Plus

WisdomTree Trust	179

Notes to Financial Statements (continued)

Bond Fund, Yield Enhanced U.S. Aggregate Bond Fund and the Yield Enhanced U.S. Short-Term Aggregate Bond Fund will take delivery of pools, but instead will participate in rolling TBA Transactions whereby instead of receiving pools on the purchase settlement date, the position is offset by a current sale of the TBA security with a simultaneous forward purchase of a substantially similar TBA security (i.e., same type, coupon, maturity) to settle on a specified future date.

The Interest Rate Hedged U.S. Aggregate Bond Fund, Mortgage Plus Bond Fund, Yield Enhanced U.S. Aggregate Bond Fund and the Yield Enhanced U.S. Short-Term Aggregate Bond Fund may also enter into TBA sale commitments to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Digital Assets Risk — The Enhanced Commodity Strategy Fund (“GCC”) and Managed Futures Strategy Fund (“WTMF”) each invests up to 5% of its net assets in bitcoin futures contracts. GCC and WTMF only invests in cash-settled bitcoin futures traded on the Chicago Mercantile Exchange, which is a futures exchange registered with the Commodity Futures Trading Commission. Bitcoin is a digital asset (i.e., a cryptocurrency) whose ownership and behavior are determined by participants in an online, peer-to-peer network that connects computers that run publicly accessible, or “open source,” software that follows the rules and procedures governing the Bitcoin network. GCC and WTMF do not invest in bitcoin directly. Bitcoin and bitcoin futures are a relatively new asset class. They are subject to unique and substantial risks, and historically, have been subject to significant price volatility. The market for bitcoin futures is also relatively new and commenced trading on the Chicago Mercantile Exchange in 2017. As a result, the market for bitcoin futures may be less developed, and potentially less liquid and more volatile, than more established futures markets. While the bitcoin futures market has grown substantially since bitcoin futures commenced trading, there can be no assurances that this growth will continue. The price of bitcoin could drop precipitously (including to zero), which would be expected to have a similar impact on the bitcoin futures price. Each of these factors and events could have a significant negative impact on GCC and WTMF.

Tax Information and Dividends and Distributions to Shareholders — It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). A portion of the Code, known as subchapter M (“Subchapter M”), addresses the ways by which investment companies and investment trusts may pass income through to shareholders in order to avoid double taxation. Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code so that it will not be subject to federal income tax on income and gains that are timely distributed to Fund shareholders. Accordingly, no provision for U.S. federal income taxes is required. In order to qualify for the special tax treatment accorded to RICs and their shareholders, each Fund must, among other things, distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income. There can be no guarantee that a Fund will pay dividends. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with the requirements of the Code and the U.S. Treasury regulations (i.e., tax basis) which may differ to amounts determined under GAAP (i.e., book basis). These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profit for tax purposes are reported for tax purposes as a return of capital.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

WTAM has overall responsibility for the general management and administration of the Trust. WTAM provides an investment program for each Fund. WTAM has arranged for Mellon Investments Corporation (“Mellon”) to provide sub-advisory services to the Funds, except for Emerging Markets Corporate Bond Fund, Interest Rate Hedged High Yield Bond Fund, Mortgage Plus Bond Fund and Yield Enhanced U.S. Short-Term Aggregate Bond Fund which are sub-advised by Voya Investment Management Co., LLC (“Voya IM”) and CBOE S&P 500 PutWrite Strategy Fund, Enhanced Commodity Strategy Fund, Managed Futures Strategy Fund and Target Range Fund which are sub-advised by Newton Investment Management North America, LLC (“Newton”). Mellon, Voya IM and Newton are compensated by WTAM at no additional cost to the Funds. WTAM also arranges for transfer agency, custody, fund accounting, fund administration, securities lending and all other non-distribution related services necessary for the Funds to operate, which are generally under separate agreements entered into between the Trust on behalf of the Funds and the applicable service provider. Under the investment advisory agreement for each Fund, WTAM agrees to pay all expenses of the Funds, except for certain expenses described in Note 2.

180	WisdomTree Trust

Notes to Financial Statements (continued)

Pursuant to a separate contractual arrangement, as also described in Note 2, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees in exchange for a fee, accrued daily and paid monthly in arrears, of up to 0.0044% per annum of each Fund’s average daily net assets.

WTAM expects to receive annual advisory fees from each Fund, based on a percentage of the Fund’s average daily net assets, as shown in the following table:

Fund	Advisory Fee Rate
U.S. Dollar Bullish Fund	0.50%
Chinese Yuan Strategy Fund	0.45%
Emerging Currency Strategy Fund	0.55%
Emerging Markets Corporate Bond Fund	0.60%
Emerging Markets Local Debt Fund	0.55%
Floating Rate Treasury Fund	0.15%
Interest Rate Hedged High Yield Bond Fund	0.43%
Interest Rate Hedged U.S. Aggregate Bond Fund	0.23%
Mortgage Plus Bond Fund	0.45%
Yield Enhanced U.S. Aggregate Bond Fund	0.12%
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	0.12%
Alternative Income Fund	0.50%
CBOE S&P 500 PutWrite Strategy Fund	0.44%
Efficient Gold Plus Equity Strategy Fund (consolidated)	0.20%
Efficient Gold Plus Gold Miners Strategy Fund (consolidated)	0.45%
Enhanced Commodity Strategy Fund (consolidated)	0.55%
Managed Futures Strategy Fund (consolidated)	0.65%
Target Range Fund	0.70%

During the fiscal year ended August 31, 2022, the U.S. Dollar Bullish Fund received a voluntary reimbursement of $5,967 from Mellon for investment losses on certain foreign exchange transactions. The dollar amount of the voluntary reimbursement is shown in the Statements of Operations in “Net increase from payment by affiliate”.

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Transactions in shares of affiliated ETFs for the fiscal year or period ended August 31, 2022, as applicable, are included in an “Investment in Affiliates” supplementary table in each applicable Fund’s Schedule of Investments. For these transactions, WTAM voluntarily waives a portion of the advisory fees, that it would otherwise charge, in an amount equal to the indirect AFFEs (which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies) attributable to each Fund’s investment in affiliated ETFs. The dollar amount of advisory fees waived during the period for the Funds, if any, are included in the Statement of Operations in “Expense waivers”.

WisdomTree Trust	181

Notes to Financial Statements (continued)

WTAM and/or WisdomTree Investments (collectively herein, “WT”) may from time to time own shares of a Fund. As of and for the fiscal year or period ended August 31, 2022, WT held shares of and received distributions from the following Funds, which were purchased through an unaffiliated broker in ordinary brokerage transactions in the secondary market in which the Funds’ shares trade:

	At August 31, 2022		For the Fiscal Year or Period Ended August 31, 2022

Fund	Fund Shares held by WT	Market Value of Fund Shares held by WT	Dividends and Distributions paid to WT on Fund Shares held by WT
Emerging Markets Local Debt Fund	117	$3,036	$254
Floating Rate Treasury Fund	18,767	943,042	5,519
Interest Rate Hedged High Yield Bond Fund	348	7,110	307
Interest Rate Hedged U.S. Aggregate Bond Fund	21,350	979,111	17,671
Mortgage Plus Bond Fund	29,148	1,328,712	58,386
Yield Enhanced U.S. Aggregate Bond Fund	62,507	2,778,436	66,194
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	58,104	2,746,576	34,169
CBOE S&P 500 PutWrite Strategy Fund	180	5,684	—
Enhanced Commodity Strategy Fund (consolidated)	170	3,849	274
Managed Futures Strategy Fund (consolidated)	244	8,440	—
Target Range Fund[1]	50	1,103	—
[1]	For the period October 7, 2021 (commencement of operations) through August 31, 2022.

During the fiscal period ended August 31, 2022, in connection with the organization of the Efficient Gold Plus Equity Strategy Fund, Efficient Gold Plus Gold Miners Strategy Fund and the Target Range Fund, newly launched Funds, WTAM contributed $100 to each Fund in exchange for 4 shares of each Fund. Prior to August 31, 2022, WTAM redeemed the aforementioned shares as follows: 4 shares of the Efficient Gold Plus Equity Strategy Fund for proceeds of $105, 4 shares of the Efficient Gold Plus Gold Miners Strategy Fund for proceeds of $98 and 4 shares of the Target Range Fund for proceeds of $100.

4. CAPITAL SHARE TRANSACTIONS

As of August 31, 2022, there were an unlimited number of $0.001 par value shares of beneficial interest authorized by the Trust. Shares are issued and redeemed by each Fund only in creation units or multiples thereof. Except when aggregated in creation units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for the purchase of creation units of a Fund generally consists of the in-kind contribution of a basket of securities and/or an amount of cash. Investors purchasing and redeeming creation units may be charged a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of creation units.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding purchases and sales resulting from in-kind capital share transactions and short-term investments) and the cost of purchases and the proceeds from sales resulting from in-kind capital share transactions (excluding short-term investments) for the fiscal year or period ended August 31, 2022 are shown in the following table. Realized gains and losses on sales resulting from in-kind capital share redemptions, as shown on the Statements of Operations, are not recognized by the Funds for tax purposes.

	Non-U.S. Government Securities		U.S. Government Securities		In-kind Capital Share Transactions

Fund	Purchases	Sales	Purchases	Sales	Purchases	Sales
U.S. Dollar Bullish Fund	$26,170,763	$15,280,684	$—	$—	$—	$—
Chinese Yuan Strategy Fund	—	703,862	—	—	—	—
Emerging Currency Strategy Fund	175,895	402,043	—	—	—	—
Emerging Markets Corporate Bond Fund	18,797,323	21,772,544	698,502	—	17,359,920	6,245,943
Emerging Markets Local Debt Fund	32,286,867	39,158,811	—	—	—	11,342,663
Floating Rate Treasury Fund	—	—	8,415,813,922	6,160,850,233	5,972,597,452	1,270,127,669
Interest Rate Hedged High Yield Bond Fund	60,889,105	44,757,257	—	—	109,834,835	76,775,328
Interest Rate Hedged U.S. Aggregate Bond Fund	16,658,456	15,921,376	454,457,882	375,287,955	145,132,920	31,457,590
Mortgage Plus Bond Fund	242,804	977,323	142,653,387	142,032,624	—	—
Yield Enhanced U.S. Aggregate Bond Fund	145,081,636	125,597,163	2,927,594,076	2,928,541,631	203,626,639	184,140,639

182	WisdomTree Trust

Notes to Financial Statements (continued)

	Non-U.S. Government Securities		U.S. Government Securities		In-kind Capital Share Transactions

Fund	Purchases	Sales	Purchases	Sales	Purchases	Sales
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	5,977,751	14,657,349	254,151,963	268,455,753	—	59,406,667
Alternative Income Fund	4,711,498	4,741,087	—	—	7,691,104	5,761,044
CBOE S&P 500 PutWrite Strategy Fund	2,073,627	292,842	—	—	—	—
Efficient Gold Plus Equity Strategy Fund (consolidated)[1]	1,166,134	275,041	—	—	3,259,742	1,125,579
Efficient Gold Plus Gold Miners Strategy Fund (consolidated)[2]	2,389,457	1,519,103	—	—	8,298,210	—
Enhanced Commodity Strategy Fund (consolidated)	10,530,642	5,657,932	—	—	—	—
Managed Futures Strategy Fund (consolidated)	507,926	451,751	—	—	—	—
Target Range Fund[3]	3,143,128	—	—	—	—	—
[1]	For the period March 17, 2022 (commencement of operations) through August 31, 2022.

[2]	For the period December 16, 2021 (commencement of operations) through August 31, 2022.

[3]	For the period October 7, 2021 (commencement of operations) through August 31, 2022.

6. FEDERAL INCOME TAXES

At August 31, 2022, the cost of investments (including securities on loan, derivatives and securities sold short) for Federal income tax purposes was as follows:

	Investments in Long Securities				Investments in Securities Sold Short and Financial Derivatives[1]

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Total Net Unrealized Appreciation/ (Depreciation)
U.S. Dollar Bullish Fund	$390,002,031	$1,734	$(244,367)	$(242,633)	$133,477	$(24,033)	$109,444	$(133,189)
Chinese Yuan Strategy Fund	27,873,392	1,004	(14,169)	(13,165)	—	—	—	(13,165)
Emerging Currency Strategy Fund	8,053,346	306	(1,773)	(1,467)	15,936	(5,530)	10,406	8,939
Emerging Markets Corporate Bond Fund	57,446,313	33,725	(7,980,541)	(7,946,816)	—	—	—	(7,946,816)
Emerging Markets Local Debt Fund	106,798,139	275,806	(21,491,538)	(21,215,732)	—	(8,414)	(8,414)	(21,224,146)
Floating Rate Treasury Fund	8,042,838,672	—	(8,789,787)	(8,789,787)	—	—	—	(8,789,787)
Interest Rate Hedged High Yield Bond Fund	220,350,829	204,705	(25,220,349)	(25,015,644)	—	—	—	(25,015,644)
Interest Rate Hedged U.S. Aggregate Bond Fund	396,842,254	59,036	(26,114,673)	(26,055,637)	—	—	—	(26,055,637)
Mortgage Plus Bond Fund	38,592,637	25,020	(2,624,701)	(2,599,681)	—	—	—	(2,599,681)
Yield Enhanced U.S. Aggregate Bond Fund	1,081,060,744	201,928	(108,976,408)	(108,774,480)	416,383	(3,099)	413,284	(108,361,196)
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	107,122,660	3,256	(6,321,684)	(6,318,428)	—	—	—	(6,318,428)
Alternative Income Fund	12,916,478	73,359	(1,437,419)	(1,364,060)	—	—	—	(1,364,060)
CBOE S&P 500 PutWrite Strategy Fund	92,137,379	7,321	(33,383)	(26,062)	—	—	—	(26,062)
Efficient Gold Plus Equity Strategy Fund (consolidated)[2]	3,598,172	32,311	(557,151)	(524,840)	—	—	—	(524,840)
Efficient Gold Plus Gold Miners Strategy Fund (consolidated)[2]	10,434,466	32,352	(3,917,381)	(3,885,029)	—	—	—	(3,885,029)
Enhanced Commodity Strategy Fund (consolidated)[2]	300,425,795	1,766	(23,045,720)	(23,043,954)	—	—	—	(23,043,954)
Managed Futures Strategy Fund (consolidated)[2]	208,231,655	12,199	(80,946,655)	(80,934,456)	160,549	(68,891)	91,658	(80,842,798)
Target Range Fund	44,675,906	—	(4,608,970)	(4,608,970)	543,915	—	543,915	(4,065,055)
[1]

Certain financial derivatives may be considered section 1256 contracts under the Code. Each section 1256 contract held at the close of a taxable year shall be treated as sold for its fair market value on the last business day of such taxable year (and any realized gain and loss shall be taken into account for the taxable year). As such, the unrealized appreciation/(depreciation) for financial derivatives on a tax basis may not correspond to the unrealized appreciation/ (depreciation) on a GAAP basis. The unrealized appreciation/(depreciation) for financial derivatives on a GAAP basis is located in the respective financial derivatives tables in each Fund’s Schedule of Investments.

[2]

“Tax Cost” under “Investments in Long Securities” is presented on a non-consolidated basis and includes the Parent Fund’s investment in the Subsidiary. “Gross Unrealized Depreciation” under “Investments in Long Securities” is presented on a non-consolidated basis and includes the tax-basis unrealized depreciation associated with the Parent Fund’s investment in the Subsidiary.

WisdomTree Trust	183

Notes to Financial Statements (continued)

At August 31, 2022, the components of total distributable earnings (loss) on a tax-basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital and Other Gains/(Losses)	Net Unrealized (Depreciation)	Currency and Other Unrealized Appreciation/ (Depreciation)	Total Distributable Earnings (Loss)
U.S. Dollar Bullish Fund	$6,039,729	$8,736,415	$(242,633)	$109,504	$14,643,015
Chinese Yuan Strategy Fund	—	(1,591,707)	(13,165)	(2)	(1,604,874)
Emerging Currency Strategy Fund	—	(48,598,950)	(1,467)	10,406	(48,590,011)
Emerging Markets Corporate Bond Fund	81,913	(10,816,343)	(7,946,816)	1	(18,681,245)
Emerging Markets Local Debt Fund	(2,117,948)	(27,249,320)	(21,215,732)	(8,464)	(50,591,464)
Floating Rate Treasury Fund	1,057,882	47,249	(8,789,787)	—	(7,684,656)
Interest Rate Hedged High Yield Bond Fund	288,649	(14,953,200)	(25,015,644)	—	(39,680,195)
Interest Rate Hedged U.S. Aggregate Bond Fund	4,653,287	8,993,302	(26,055,637)	(1)	(12,409,049)
Mortgage Plus Bond Fund	66,215	(1,596,365)	(2,599,681)	—	(4,129,831)
Yield Enhanced U.S. Aggregate Bond Fund	1,091,341	(35,802,253)	(108,774,480)	413,284	(143,072,108)
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	41,080	(1,920,297)	(6,318,428)	—	(8,197,645)
Alternative Income Fund	—	(276,303)	(1,364,060)	—	(1,640,363)
CBOE S&P 500 PutWrite Strategy Fund	—	(15,748,233)	(26,062)	—	(15,774,295)
Efficient Gold Plus Equity Strategy Fund (consolidated)[1]	13,639	(26,430)	(524,840)	1	(537,630)
Efficient Gold Plus Gold Miners Strategy Fund (consolidated)[1]	65,598	(307,582)	(3,885,029)	(451)	(4,127,464)
Enhanced Commodity Strategy Fund (consolidated)[1]	47,013,037	(130,522)	(23,043,954)	—	23,838,561
Managed Futures Strategy Fund (consolidated)[1]	5,705,993	(16,377,971)	(80,934,456)	390,318	(91,216,116)
Target Range Fund	—	(575,906)	(4,608,970)	543,915	(4,640,961)
[1]

“Net Unrealized Appreciation/(Depreciation)” is presented on a non-consolidated basis and includes the tax-basis unrealized depreciation associated with the Parent Fund’s investment in the Subsidiary. The total distributable loss reported herein differs from the amount shown on the Statement of Assets and Liabilities due to the tax treatment of the wholly-owned foreign subsidiary.

The tax character of distributions paid during the fiscal years or periods ended August 31, 2022 and August 31, 2021, was as follows:

	Year or Period Ended August 31, 2022			Year or Period Ended August 31, 2021

Fund	Distributions Paid from Ordinary Income*	Distributions Paid from Long-Term Capital Gains	Distributions Paid from Return of Capital	Distributions Paid from Ordinary Income*		Distributions Paid from Long-Term Capital Gains	Distributions Paid from Return of Capital
U.S. Dollar Bullish Fund	$—	$—	$—	$526,430		$—	$—
Chinese Yuan Strategy Fund	860,439	1,577,367	—	150,971		—	—
Emerging Currency Strategy Fund	—	—	—	106,263		—	—
Emerging Markets Corporate Bond Fund	2,111,000	—	—	1,598,500		—	—
Emerging Markets Local Debt Fund	1,932,000	—	3,377,500	2,002,000		—	4,188,000
Floating Rate Treasury Fund	39,230,685	—	—	570,446		—	—
Interest Rate Hedged High Yield Bond Fund	8,977,500	—	—	5,948,000		—	—
Interest Rate Hedged U.S. Aggregate Bond Fund	5,628,375	—	—	2,402,000		—	—
Mortgage Plus Bond Fund	544,800	—	—	811,484		13,725	3,401
Yield Enhanced U.S. Aggregate Bond Fund	22,353,395	451,609	—	27,227,454		3,824,673	—
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	1,584,062	504	—	1,803,117		314,172	—
Alternative Income Fund	648,674	3,055	119,461	—	[1]	—	—
CBOE S&P 500 PutWrite Strategy Fund	—	—	—	1,532,213		—	—
Efficient Gold Plus Equity Strategy Fund (consolidated)[2]	—	—	—	—		—	—
Efficient Gold Plus Gold Miners Strategy Fund (consolidated)[3]	—	—	—	—		—	—

184	WisdomTree Trust

Notes to Financial Statements (continued)

	Year or Period Ended August 31, 2022			Year or Period Ended August 31, 2021

Fund	Distributions Paid from Ordinary Income*	Distributions Paid from Long-Term Capital Gains	Distributions Paid from Return of Capital	Distributions Paid from Ordinary Income*		Distributions Paid from Long-Term Capital Gains	Distributions Paid from Return of Capital
Enhanced Commodity Strategy Fund (consolidated)[6]	$18,086,292	$—	$—	$—	[4]	$—	$—
Managed Futures Strategy Fund (consolidated)	18,766,008	—	—	535,804		—	—
Target Range Fund[5]	—	—	—	—		—	—
*	Includes short-term capital gains, if any.

[1]	For the period May 6, 2021 (commencement of operations) through August 31, 2021.

[2]	For the period March 17, 2022 (commencement of operations) through August 31, 2022.

[3]	For the period December 16, 2021 (commencement of operations) through August 31, 2022.

[4]	For the period December 19, 2020 (post-reorganization) through August 31, 2021.

[5]	For the period October 7, 2021 (commencement of operations) through August 31, 2022.

[6]	For the period January 1, 2020 through December 18, 2020 (pre-reorganization) the Fund did not make any distributions to shareholders.

At August 31, 2022, for Federal tax purposes, the Funds have capital loss carryforwards available to offset future capital gains as indicated in the table. The loss carryforward amounts do not have an expiration date and, therefore, can be carried forward indefinitely until utilized. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Short-Term	Long-Term	Capital Loss Available Total
U.S. Dollar Bullish Fund	$—	$—	$—
Chinese Yuan Strategy Fund	—	—	—
Emerging Currency Strategy Fund	31,258,563	17,338,804	48,597,367
Emerging Markets Corporate Bond Fund	1,204,623	9,542,562	10,747,185
Emerging Markets Local Debt Fund	11,665,288	15,584,032	27,249,320
Floating Rate Treasury Fund	—	—	—
Interest Rate Hedged High Yield Bond Fund	7,145,721	7,807,479	14,953,200
Interest Rate Hedged U.S. Aggregate Bond Fund	—	—	—
Mortgage Plus Bond Fund	1,286,909	309,456	1,596,365
Yield Enhanced U.S. Aggregate Bond Fund	27,615,812	8,186,441	35,802,253
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	1,446,390	473,907	1,920,297
Alternative Income Fund	276,303	—	276,303
CBOE S&P 500 PutWrite Strategy Fund	6,184,960	9,563,273	15,748,233
Efficient Gold Plus Equity Strategy Fund (consolidated)	26,430	—	26,430
Efficient Gold Plus Gold Miners Strategy Fund (consolidated)	307,582	—	307,582
Enhanced Commodity Strategy Fund (consolidated)	129,530	992	130,522
Managed Futures Strategy Fund (consolidated)	8,367,863	8,010,108	16,377,971
Target Range Fund	115,891	—	115,891

Capital losses incurred after October 31 (“post-October capital losses”) and late year ordinary losses incurred after December 31 within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

During the fiscal year or period ended August 31, 2022, the following Funds incurred and will elect to defer post-October capital losses and late year ordinary losses as follows:

Fund	Short-Term Post-October Capital Losses	Long-Term Post-October Capital Losses	Late Year Ordinary Loss
U.S. Dollar Bullish Fund	$—	$—	$—
Chinese Yuan Strategy Fund	633,715	957,987	5
Emerging Currency Strategy Fund	—	—	1,583
Emerging Markets Corporate Bond Fund	—	—	—
Emerging Markets Local Debt Fund	—	—	2,052,988
Floating Rate Treasury Fund	—	—	—
Interest Rate Hedged High Yield Bond Fund	—	—	—
Interest Rate Hedged U.S. Aggregate Bond Fund	—	—	—

WisdomTree Trust	185

Notes to Financial Statements (continued)

Fund	Short-Term Post-October Capital Losses	Long-Term Post-October Capital Losses	Late Year Ordinary Loss
Mortgage Plus Bond Fund	$—	$—	$—
Yield Enhanced U.S. Aggregate Bond Fund	—	—	—
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	—	—	—
Alternative Income Fund	—	—	—
CBOE S&P 500 PutWrite Strategy Fund	—	—	—
Efficient Gold Plus Equity Strategy Fund (consolidated)[1]	—	—	—
Efficient Gold Plus Gold Miners Strategy Fund (consolidated)[2]	—	—	—
Enhanced Commodity Strategy Fund (consolidated)	—	—	—
Managed Futures Strategy Fund (consolidated)	—	—	—
Target Range Fund[3]	—	—	9,090
[1]	For the period March 17, 2022 (commencement of operations) through August 31, 2022.

[2]	For the period December 16, 2021 (commencement of operations) through August 31, 2022.

[3]	For the period October 7, 2021 (commencement of operations) through August 31, 2022.

During the fiscal year or period ended August 31, 2022, the amount of capital loss carryforwards used to offset realized gains are shown in the following table:

Fund	Utilized Capital Loss Carryforward
U.S. Dollar Bullish Fund	$14,411,584
Chinese Yuan Strategy Fund	—
Emerging Currency Strategy Fund	—
Emerging Markets Corporate Bond Fund	—
Emerging Markets Local Debt Fund	—
Floating Rate Treasury Fund	—
Interest Rate Hedged High Yield Bond Fund	15,558,998
Interest Rate Hedged U.S. Aggregate Bond Fund	10,160,962
Mortgage Plus Bond Fund	—
Yield Enhanced U.S. Aggregate Bond Fund	—
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	—
Alternative Income Fund	—
CBOE S&P 500 PutWrite Strategy Fund	—
Efficient Gold Plus Equity Strategy Fund (consolidated)[1]	—
Efficient Gold Plus Gold Miners Strategy Fund (consolidated)[2]	—
Enhanced Commodity Strategy Fund (consolidated)	—
Managed Futures Strategy Fund (consolidated)	—
Target Range Fund[3]	—
[1]	For the period March 17, 2022 (commencement of operations) through August 31, 2022.

[2]	For the period December 16, 2021 (commencement of operations) through August 31, 2022.

[3]	For the period October 7, 2021 (commencement of operations) through August 31, 2022.

At August 31, 2022, the effect of permanent “book/tax” reclassifications resulted in increases (decreases) to the components of net assets as shown in the following table. The reclassifications are primarily due to differences in the book/tax treatment of: income from each applicable foreign Subsidiary, redemptions in-kind and net operating losses.

Fund	Total Distributable Earnings (Loss)	Paid-in Capital
U.S. Dollar Bullish Fund	$—	$—
Chinese Yuan Strategy Fund	—	—
Emerging Currency Strategy Fund	79,596	(79,596)
Emerging Markets Corporate Bond Fund	1,041,404	(1,041,404)
Emerging Markets Local Debt Fund	4,273,148	(4,273,148)
Floating Rate Treasury Fund	(908,675)	908,675
Interest Rate Hedged High Yield Bond Fund	2,872,223	(2,872,223)
Interest Rate Hedged U.S. Aggregate Bond Fund	1,330,941	(1,330,941)

186	WisdomTree Trust

Notes to Financial Statements (continued)

Fund	Total Distributable Earnings (Loss)	Paid-in Capital
Mortgage Plus Bond Fund	$—	$—
Yield Enhanced U.S. Aggregate Bond Fund	12,465,871	(12,465,871)
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	1,712,683	(1,712,683)
Alternative Income Fund	169,697	(169,697)
CBOE S&P 500 PutWrite Strategy Fund	228,648	(228,648)
Efficient Gold Plus Equity Strategy Fund (consolidated)	274,872	(274,872)
Efficient Gold Plus Gold Miners Strategy Fund (consolidated)	937,120	(937,120)
Enhanced Commodity Strategy Fund (consolidated)	(62,034,322)	62,034,322
Managed Futures Strategy Fund (consolidated)	(5,870,818)	5,870,818
Target Range Fund	4,548	(4,548)

GAAP provides guidance on tax provisions that prescribe a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Foreign withholding taxes, as applicable, are accrued based on each Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Foreign withholding taxes are accrued and applied to foreign income, net realized capital gains and net unrealized appreciation, as applicable, as the foreign income is earned or capital gains and unrealized appreciation are recorded. The dollar amount of applicable foreign withholding taxes on foreign income is included in the Statements of Operations in “Less: Foreign withholding taxes”, the foreign capital gains tax applicable on the disposal of securities is included in the Statements of Operations in “Net realized gain (loss) from investment transactions” and the dollar amount of deferred foreign capital gains tax applicable on the unrealized appreciation on securities held is included in the Statements of Operations in “Net increase (decrease) in unrealized appreciation/depreciation from investment transactions”. The Funds record a foreign tax reclaim receivable on the ex-dividend date if the tax reclaim is “more likely than not” to be sustained assuming examination by tax authorities. This determination is based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Foreign tax reclaims that have been recorded but not yet received are shown on the Statements of Liabilities in “Receivables: Foreign tax reclaims”.

As of and during the fiscal year or period ended August 31, 2022, the Funds did not have any liabilities for unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in the future. If applicable, the Funds will recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other” expenses on the Statements of Operations. The Funds file tax returns with the Internal Revenue Service, the State of New York, and various other states. Specific to U.S. federal and state taxes, generally, each of the tax years in the four-year period ended August 31, 2022, remains subject to examination by taxing authorities. Specific to foreign countries in which the Funds invest, all open tax years remain subject to examination by taxing authorities in the respective jurisdictions.

7. RECENT REGULATORY UPDATE

Effective August 19, 2022, the Funds have adopted policies and procedures reasonably designed to comply with new regulations issued by the SEC governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework used by the Funds prior to August 19, 2022 to comply with Section 18 of the 1940 Act, and requires funds, whose use of derivatives is greater than a limited specified amount, to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Rule 18f-4 has not had a material impact on the Funds’ financial statements.

8. RECENT ACCOUNTING PRONOUNCEMENT

In June 2022, the FASB issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sales Restrictions. The amendments in ASU 2022-03 clarify that a contractual restriction on a sale of an equity security is not considered a part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. The amendments in ASU 2022-03 also require the following disclosures for equity securities subject to contractual sale restrictions: (i) the fair value of equity securities subject to contractual sale restrictions reflected in the balance sheet, (ii) the nature and remaining duration of the restriction(s), and (iii) the circumstances that could cause a lapse in the restriction(s). The amendments in ASU 2022-03 are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years for public business entities (early adoption is also permitted). WTAM is currently evaluating the impact that the adoption of ASU 2202-03 will have on the Trust’s financial statements and related disclosures.

WisdomTree Trust	187

Notes to Financial Statements (continued)

9. SUBSEQUENT EVENT

On June 6, 2022, at the recommendation of WTAM, the investment adviser of the WisdomTree CBOE S&P 500 PutWrite Strategy Fund (the “Fund”), the Board of Trustees of the Trust, approved changes to the Fund’s name, investment objective and investment strategies. Effective on October 24, 2022 the Fund was renamed the WisdomTree PutWrite Strategy Fund and seeks to track the price and yield performance, before fees and expenses, of the Volos U.S. Large Cap Target 2.5% PutWrite Index (the “Index”). The Index tracks the value of a cash-secured (i.e., collateralized) put option sales strategy, which consists of selling (or “writing”) put options on the SPDR S&P 500 ETF Trust and a cash collateral account that accrues interest at a theoretical three-month U.S. Treasury bill rate.

10. ADDITIONAL INFORMATION

The Board authorized a one-for-two reverse stock split for the WisdomTree Floating Rate Treasury Fund, effective on March 24, 2022. The reverse stock split reduced the number of shares outstanding and increased the net asset value per share by a factor of two. Therefore, the reverse stock split did not impact the total dollar value of an investor’s investment. The shares outstanding, NAV per share and other per share information have been updated in the accompanying financial statements and financial highlights to reflect the effect of the reverse stock split.

*    *    *    *    *

The respiratory disease caused by a novel coronavirus (“COVID-19”) has spread globally since 2019, resulting in a global pandemic and major disruption to global markets and economies. In an organized attempt to contain and mitigate the effects of COVID-19, governments and businesses world-wide took aggressive measures, including businesses canceling dividends to preserve cash, governments closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations. COVID-19 has resulted in the disruption of and delays in the delivery of healthcare services and processes, the cancellation of organized events and educational institutions, the disruption of production and supply chains, a decline in consumer demand for certain goods and services, and general concern and uncertainty, all of which have contributed to increased volatility in global markets. In recent months, however, the rapid COVID-19 vaccination rollout in the United States and certain other developed countries, coupled with the passage of stimulus programs in the U.S. and abroad, have resulted in a reversal of many of these trends including the re-opening of businesses, a reduction in quarantine requirements, increased consumer demand, and the resumption of certain in-person schooling, travel and events. Despite these positive trends, the prevalence of new COVID-19 variants, a failure to achieve herd immunity, or other unforeseen circumstances may result in the continued spread of the virus throughout unvaccinated populations or a resurgence in infections among vaccinated populations. As a result, it remains unclear if recent positive trends will continue in developed markets and whether such trends will spread world-wide to countries with limited access to vaccines that are still experiencing rising COVID-19 cases, hospitalizations and deaths.

The effects of COVID-19 have affected and are likely to continue to affect certain sectors and industries more dramatically than others, and the effects borne by some will negatively affect the value of the issuers in those sectors and industries, which may adversely affect the value of a Fund’s investments in those sectors or industries. It is also true that the speed at which global economies recover, or fail to recover, from the COVID-19 pandemic will affect certain sectors, industries, and issuers more dramatically than others, which in turn may adversely affect certain Fund investments.

COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, the global economy, individual companies and capital markets in ways that cannot be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to limited health care resources, including access to COVID-19 vaccinations and treatments. Political, economic and social stresses caused by COVID-19 also may exacerbate other pre-existing political, social and economic risks in certain countries. The duration of COVID-19 and its effects cannot be determined fully at this time, but the effects could be present for an extended period of time. It is impossible to predict the effects on the Funds of these or similar events and market conditions in the future. However, it is possible that these or similar events and market conditions could have a significant and adverse effect on the NAV and/or risk profile of a Fund.

*    *    *    *    *

Russia’s military invasion of Ukraine initiated in February 2022 and the economic and diplomatic responses by the United States and other countries have led to increased volatility and uncertainty in the financial markets and could continue to adversely affect regional and global economies for the foreseeable future. In response to Russia’s actions, the governments of the United States, the European Union, the United Kingdom, and many other countries collectively imposed heavy and broad-ranging economic sanctions on certain Russian individuals, corporate and banking entities, and other industries and businesses. The sanctions restrict companies from doing business with Russia and Russian companies, prohibit transactions with the Russian central bank and other key Russian

188	WisdomTree Trust

Notes to Financial Statements (concluded)

financial institutions and entities, ban Russian airlines and ships from using many other countries’ airspace and ports, respectively, and place a freeze on certain Russian assets. The sanctions also removed some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally to facilitate cross-border payments. In addition, the United States has banned oil and other energy imports from Russia, and the United Kingdom made a commitment to phase out oil import from Russia by the end of 2022.

These sanctions, as well as other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion or otherwise adversely affected by the sanctions. To the extent a Fund has exposure to Russian investments or investments in countries affected by the invasion or the sanctions, the Fund’s ability to price, buy, sell, receive or deliver, or receive dividends and interest payments on such investments may be impaired. In certain circumstances, such as when there is no market for a security or other means of valuing or disposing of a security, a Fund may determine to value the affected security at zero. In addition, any exposure a Fund may have to counterparties in Russia or in countries affected by the invasion could negatively affect the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions are impossible to predict, but could result in continued significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. Further, an escalation of the military conflict beyond Ukraine’s borders could result in significant, long-lasting damage to the economies of Eastern and Western Europe as well as the global economy. These and any related events could significantly and adversely affect a Fund’s performance and the value of an investment in the Fund, even in the absence of direct exposure to Russian issuers or issuers in other countries affected by the invasion.

WisdomTree Trust	189

Report of Independent Registered Public Accounting Firm

To the Shareholders of WisdomTree Bloomberg U.S. Dollar Bullish Fund, WisdomTree Chinese Yuan Strategy Fund, WisdomTree Emerging Currency Strategy Fund, WisdomTree Emerging Markets Corporate Bond Fund, WisdomTree Emerging Markets Local Debt Fund, WisdomTree Floating Rate Treasury Fund, WisdomTree Interest Rate Hedged High Yield Bond Fund, WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund, WisdomTree Mortgage Plus Bond Fund, WisdomTree Yield Enhanced U.S. Aggregate Bond Fund, WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund, WisdomTree Alternative Income Fund, WisdomTree CBOE S&P 500 PutWrite Strategy Fund, WisdomTree Efficient Gold Plus Equity Strategy Fund, WisdomTree Efficient Gold Plus Gold Miners Strategy Fund, WisdomTree Enhanced Commodity Strategy Fund, WisdomTree Managed Futures Strategy Fund, and WisdomTree Target Range Fund, and the Board of Trustees of WisdomTree Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities (consolidated as it relates to WisdomTree Efficient Gold Plus Equity Strategy Fund, WisdomTree Efficient Gold Plus Gold Miners Strategy Fund, WisdomTree Enhanced Commodity Strategy Fund and WisdomTree Managed Futures Strategy Fund) of WisdomTree Bloomberg U.S. Dollar Bullish Fund, WisdomTree Chinese Yuan Strategy Fund, WisdomTree Emerging Currency Strategy Fund, WisdomTree Emerging Markets Corporate Bond Fund, WisdomTree Emerging Markets Local Debt Fund, WisdomTree Floating Rate Treasury Fund, WisdomTree Interest Rate Hedged High Yield Bond Fund, WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund, WisdomTree Mortgage Plus Bond Fund, WisdomTree Yield Enhanced U.S. Aggregate Bond Fund, WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund, WisdomTree Alternative Income Fund, WisdomTree CBOE S&P 500 PutWrite Strategy Fund, WisdomTree Efficient Gold Plus Equity Strategy Fund, WisdomTree Efficient Gold Plus Gold Miners Strategy Fund, WisdomTree Enhanced Commodity Strategy Fund, WisdomTree Managed Futures Strategy Fund and WisdomTree Target Range Fund (collectively referred to as the “Funds”), (eighteen of the funds constituting WisdomTree Trust (the “Trust”)), including the schedules of investments (consolidated as it relates to WisdomTree Efficient Gold Plus Equity Strategy Fund, WisdomTree Efficient Gold Plus Gold Miners Strategy Fund, WisdomTree Enhanced Commodity Strategy Fund and WisdomTree Managed Futures Strategy Fund), as of August 31, 2022, and the related statements of operations and changes in net assets (consolidated as it relates to WisdomTree Efficient Gold Plus Equity Strategy Fund, WisdomTree Efficient Gold Plus Gold Miners Strategy Fund, WisdomTree Enhanced Commodity Strategy Fund and WisdomTree Managed Futures Strategy Fund), and the financial highlights (consolidated as it relates to WisdomTree Efficient Gold Plus Equity Strategy Fund, WisdomTree Efficient Gold Plus Gold Miners Strategy Fund, WisdomTree Enhanced Commodity Strategy Fund and WisdomTree Managed Futures Strategy Fund) for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position (consolidated as it relates to WisdomTree Efficient Gold Plus Equity Strategy Fund, WisdomTree Efficient Gold Plus Gold Miners Strategy Fund, WisdomTree Enhanced Commodity Strategy Fund and WisdomTree Managed Futures Strategy Fund) of each of the Funds (eighteen of the funds constituting WisdomTree Trust) at August 31, 2022, and the results of their operations (consolidated as it relates to WisdomTree Efficient Gold Plus Equity Strategy Fund, WisdomTree Efficient Gold Plus Gold Miners Strategy Fund, WisdomTree Enhanced Commodity Strategy Fund and WisdomTree Managed Futures Strategy Fund), changes in net assets (consolidated as it relates to WisdomTree Efficient Gold Plus Equity Strategy Fund, WisdomTree Efficient Gold Plus Gold Miners Strategy Fund, WisdomTree Enhanced Commodity Strategy Fund and WisdomTree Managed Futures Strategy Fund) and financial highlights (consolidated as it relates to WisdomTree Efficient Gold Plus Equity Strategy Fund, WisdomTree Efficient Gold Plus Gold Miners Strategy Fund, WisdomTree Enhanced Commodity Strategy Fund and WisdomTree Managed Futures Strategy Fund) for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the WisdomTree Trust	Statement of operations	Statements of changes in net assets	Financial highlights

WisdomTree Bloomberg U.S. Dollar Bullish Fund

WisdomTree Chinese Yuan Strategy Fund

WisdomTree Emerging Currency Strategy Fund

WisdomTree Emerging Markets Corporate Bond Fund

WisdomTree Emerging Markets Local Debt Fund

WisdomTree Floating Rate Treasury Fund

WisdomTree Interest Rate Hedged High Yield Bond Fund

WisdomTree Interest Rate Hedged U.S. Aggregate Bond Fund

WisdomTree Yield Enhanced U.S. Aggregate Bond Fund

WisdomTree Yield Enhanced U.S. Short-Term Aggregate Bond Fund

WisdomTree CBOE S&P 500 PutWrite Strategy Fund

WisdomTree Managed Futures Strategy Fund

	For the year ended August 31, 2022	For each of the two years in the period ended August 31, 2022	For each of the five years in the period ended August 31, 2022
WisdomTree Mortgage Plus Bond Fund	For the year ended August 31, 2022	For each of the two years in the period ended August 31, 2022	For each of the two years in the period ended August 31, 2022 and the period from November 14, 2019 (commencement of operations) through August 31, 2020

190	WisdomTree Trust

Report of Independent Registered Public Accounting Firm (concluded)

Individual fund constituting the WisdomTree Trust	Statement of operations	Statements of changes in net assets	Financial highlights
WisdomTree Alternative Income Fund	For the year ended August 31, 2022	For the year ended August 31, 2022 and the period from May 6, 2021 (commencement of operations) through August 31, 2021
WisdomTree Efficient Gold Plus Equity Strategy Fund	For the period from March 17, 2022 (commencement of operations) through August 31, 2022
WisdomTree Efficient Gold Plus Gold Miners Strategy Fund	For the period from December 16, 2021 (commencement of operations) through August 31, 2022
WisdomTree Enhanced Commodity Strategy Fund	For the year ended August 31, 2022	For the year ended August 31, 2022, the period from December 19, 2020 through August 31, 2021 and the period from January 1, 2020 through December 18, 2020	For the year ended August 31, 2022, the period from December 19, 2020 through August 31, 2021, the period from January 1, 2020 through December 18, 2020 and each of the three years in the period ended December 31, 2019
WisdomTree Target Range Fund	For the period from October 7, 2021 (commencement of operations) through August 31, 2022

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more WisdomTree investment companies since 2006.

New York, New York

November 1, 2022

WisdomTree Trust	191

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited)

Consideration of the Approval of Investment Advisory and Sub-Advisory Agreements WisdomTree Efficient Gold Plus Equity Strategy Fund (the “Fund”)

At a meeting of the Board of Trustees (the “Board”) of the WisdomTree Trust (the “Trust”) held on September 27-28, 2021, the Trustees (the “Trustees”), including those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), considered the approval of the Investment Advisory Agreement (the “Advisory Agreement”), pursuant to which WisdomTree Asset Management, Inc. (“WTAM”) will provide the Fund with investment advisory services, and the Sub-Advisory Agreement (together with the Advisory Agreement, the “Agreements”), pursuant to which Mellon Investments Corporation (the “Sub-Adviser”) will coordinate the investment and reinvestment of the assets of the Fund.

In considering whether to approve the Agreements, the Trustees considered and discussed information and analysis provided by WTAM and Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Trustees noted that representatives from WTAM presented preliminary information to the Trustees regarding each Fund’s proposed investment objective and principal investment strategies and risks at a meeting of the Trust’s Investment Committee, a committee of Independent Trustees, on June 22, 2021. The Independent Trustees were assisted in their review by independent legal counsel and met with counsel in executive session separate from WTAM representatives and the Sub-Adviser. In considering the approval of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Trustee may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services to be Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations throughout the year from WTAM representatives regarding the nature, extent, and quality of the services provided to the WisdomTree funds, recognizing WTAM’s and the Sub-Adviser’s operational capabilities and resources. It was noted that the Fund would be actively managed. The Board noted WTAM’s belief that shareholders will invest in the Fund on the strength of WTAM’s industry standing and reputation and with the expectation that WTAM will have a continuing role in providing advisory services to the Fund. The Board also noted the extensive responsibilities that WTAM will have as investment adviser to the Fund, including: the selection of, and supervisory responsibilities and activities over, the Sub-Adviser, including oversight of the Sub-Adviser’s adherence to the Fund’s investment strategy and restrictions, monitoring of the Sub-Adviser’s buying and selling of securities and derivatives transactions, review of Sub-Adviser performance, review of proxies voted by the Sub-Adviser and oversight of, and the provision of consultation to, the Sub-Adviser with respect to the creation of custom creation or redemption baskets for authorized participants; oversight of the daily valuation of the Fund’s portfolio holdings; oversight of general Fund compliance with federal and state laws; and implementation of Board directives as they relate to the Fund. The Board also considered research support available to, and management capabilities of, the Fund’s management personnel and that WTAM will provide oversight of day-to-day Fund operations, including fund accounting, tax matters, administration, compliance and legal assistance in meeting disclosure and regulatory requirements.

Based on review of this information and the other factors considered at the meeting, the Board concluded that the nature, extent and quality of services to be provided by WTAM and the Sub-Adviser under the Advisory Agreement and Sub-Advisory Agreement, respectively, are adequate and appropriate and supported the Board’s approval of the Agreements.

Comparative Analysis of the Fund’s Performance, Advisory Fees and Fund Expenses. As the Fund had not yet commenced operations, the Board was not able to review the Fund’s performance. The Board discussed with WTAM representatives the portfolio management team and the investment strategies to be employed in the management of the Fund’s assets. The Board noted the reputation and experience of WTAM and the Sub-Adviser.

The Board considered the fees to be paid to WTAM by the Fund. The Board examined the fee to be paid by the Fund in light of fees paid to other investment advisers by comparable funds and the method of computing the Fund’s fee. The Board also considered the fee to be paid to the Sub-Adviser in relation to the fee to be paid to WTAM by the Fund and the respective services to be provided by the Sub-Adviser and WTAM. The Board also noted the Sub-Adviser’s fee will be paid by WTAM (out of its fee paid by each Fund) and not by the Fund. The Board also considered the entrepreneurial and expense risk to be borne by WTAM that is associated with the Fund’s unitary fee structure, which includes minimum fees (such as those to the Sub-Adviser), regardless of whether the asset size of the Fund grows to a sufficient size. Based on this review, the Board concluded that the fees to be paid to WTAM and the Sub-Adviser supported the Board’s approval of the Agreements.

Analysis of Profitability and Economies of Scale. As the Fund had not yet commenced operations, WTAM representatives were not able to review the dollar amount of expenses allocated and profit received by WTAM, or any economies of scale. The Board considered potential benefits to WTAM and the Sub-Adviser from acting as investment adviser and sub-adviser, respectively. The Board also considered the uncertainty of the estimated asset levels and the renewal requirements for advisory agreements and their ability to review the advisory fees annually after the initial term of the Agreements. The Board determined that because the Fund had

192	WisdomTree Trust

Approval of Investment Advisory and Sub-Advisory Agreements (unaudited) (concluded)

not yet commenced operations, economies of scale were not a factor, but, to the extent in the future it were determined that material economies of scale had not been shared with the Fund, the Board would seek to have those economies of scale shared with the Fund in connection with future renewals.

*    *    *    *    *    *

In evaluating the Agreements, the Board considered the conclusions and determinations discussed above and also relied on its knowledge, gained through meetings and other interactions with WTAM and the Sub-Adviser, of other funds advised by WTAM and the Sub-Adviser. In light of the foregoing, the Board, including a majority of the Independent Trustees, determined to approve the Agreements.

WisdomTree Trust	193

Liquidity Risk Management Program (unaudited)

The Funds adopted a liquidity risk management program (the “Program”) pursuant to the requirements of Rule 22e-4 (the “Rule”) under the Investment Company Act of 1940, as amended. The Rule requires registered open-end funds, including exchange-traded funds such as the Funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The Rule is designed to mitigate the risk that a Fund could not meet redemption requests without significantly diluting the interest of remaining investors. The Board has appointed WisdomTree Asset Management, Inc., the investment advisor to the Funds, as the Program Administrator for each Fund’s Program.

The Rule requires the Funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-ended fund and whether the Fund has a relatively concentrated portfolio or large positions in particular issuers. The Funds must also assess their use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The Rule also requires the Funds to classify their investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid or illiquid based on the number of days a Fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a Fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value of the investment. A Fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a Fund permits redemptions in-kind, the Rule requires the Fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the Rule’s requirements, the Program has been reviewed and approved by the Fund’s Board. Furthermore, the Board has received a written report prepared by the Program Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program. The Program Administrator has monitored the Fund’s liquidity risk and the liquidity classifications of the securities held by the Fund and has determined that the Program is operating effectively.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material liquidity events that impacted the Funds. During the period, the Funds held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable Fund redemption forecasts and foreseeable stressed Fund redemption forecasts, the Program Administrator believes that the Funds maintain sufficient highly liquid assets to meet Fund redemptions.

194	WisdomTree Trust

Trustees and Officers Information (unaudited)

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee
Trustees Who Are Interested Persons of the Trust
Jonathan Steinberg (1964)	Trustee, 2005- present; President, 2005-present	Chief Executive Officer, WisdomTree Investments and WisdomTree Asset Management since 2005; President, WisdomTree Investments and WisdomTree Asset Management from 2012 to 2019.	77	Director, WisdomTree Investments and WisdomTree Asset Management.

Trustees Who Are Not Interested Persons of the Trust

David G. Chrencik* (1948)	Trustee, 2014-present	Chief Financial Officer of Sarus Indochina Select LP (hedge fund) since 2012; Chief Financial Officer of GeoGreen BioFuels, Inc. (biodiesel fuel producer) from 2010 to 2014; Audit Partner at PricewaterhouseCoopers LLP (public accounting firm) from 1972 to 2009 (includes positions prior to becoming Audit Partner and predecessor firms).	77	None

Joel Goldberg**, *** (1945)	Trustee, 2012-present	Attorney, Partner at Stroock & Stroock & Lavan LLP from 2010 to 2018; Attorney, Partner at Willkie Farr & Gallagher LLP from 2006 to 2010.	77	Director, Better Business Bureau (Metropolitan New York, Long Island and the Mid-Hudson Region).

Toni Massaro*** (1955)	Trustee, 2006-present	Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) since 2009 (distinguished Emerita in July 2009); Dean of the Rogers College of Law from 1999 to 2009; Regents’ Professor since 2006; Milton O. Riepe Chair in Constitutional Law since 1997; Professor at the Rogers College of Law since 1990.	77	None

Melinda A. Raso Kirstein**** (1955)	Trustee, 2014-present	Retired since 2004, Merrill Lynch Investment Management, Vice President; Senior Portfolio Manager, Fixed Income Management; Director, Tax Exempt Fund Management.	77	Associate Alumnae of Douglass College, Chair of Investment Committee.

Victor Ugolyn (1947)	Trustee, 2006-present; Chairman of the Board, 2006-present	Private Investor, from 2005 to present; President and Chief Executive Officer of William D. Witter, Inc. from 2005 to 2006; Consultant to AXA Enterprise in 2004; Chairman, President and Chief Executive Officer of Enterprise Capital Management (subsidiary of The MONY Group, Inc.) and Enterprise Group of Funds, Chairman of MONY Securities Corporation, and Chairman of the Fund Board of Enterprise Group of Funds from 1991 to 2004.	77	None

WisdomTree Trust	195

Trustees and Officers Information (unaudited) (concluded)

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee
Officers of the Trust
Jonathan Steinberg***** (1964)	President, 2005- present; Trustee, 2005-present	Chief Executive Officer, WisdomTree Investments and WisdomTree Asset Management since 2005; President, WisdomTree Investments and WisdomTree Asset Management from 2012 to 2019.	77	See Interested Trustees table above.

David Castano***** (1971)	Treasurer, 2013-present	Head of Fund Accounting & Administration, WisdomTree Asset Management, since 2020; Director of Fund Accounting & Administration, Wisdom Tree Asset Management, 2011 to 2020.	77	None

Terry Jane Feld***** (1960)	Chief Compliance Officer, 2012-present	Head of U.S. Compliance, WisdomTree Asset Management since 2022; Chief Compliance Officer WisdomTree Asset Management since 2012.	77	None

Joanne Antico***** (1975)	Chief Legal Officer and Secretary, 2021-present	General Counsel, WisdomTree Asset Management since 2021; Assistant General Counsel, WisdomTree Asset Management 2016 to 2021; Executive Director and Assistant Secretary, Morgan Stanley Investment Management Inc., 2005 to 2016.	77	None

TJ Darnowski***** (1984)	Assistant Secretary, 2021-present	Senior Investment Management Paralegal, WisdomTree Asset Management since 2021; Senior Legal Administrator, Ultimus Fund Solutions, 2019-2021; Assistant Vice President, State Street Bank & Trust Company, 2010 to 2019.	77	None

Clint Martin***** (1977)	Assistant Treasurer, 2015-present	Director of Fund Accounting & Administration, WisdomTree Asset Management, since 2020; Fund Manager, Fund Accounting & Administration, WisdomTree Asset Management, 2012 to 2020.	77	None

Angela Borreggine***** (1964)	Assistant Secretary, 2021-present	Assistant General Counsel, WisdomTree Asset Management since 2022; Vice President and Senior Counsel, Virtus Investment Partners, 2021-2022; Director, Senior Counsel, Allianz Global Investors, 2007-2021.	77	None

+	As of August 31, 2022.

*	Chair of the Audit Committee.

**	Chair of the Contracts Review Committee.

***	Co-Chair of the Governance, Nominating and Compliance Committee.

****	Chair of the Investment Committee.

*****	Elected by and serves at the pleasure of the Board.

196	WisdomTree Trust

Supplemental Information (unaudited)

Federal Income Tax Information

The following Federal tax information related to the Funds’ fiscal year or period ended August 31, 2022, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2023.

Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year or period ended August 31, 2022, the following represents the maximum amount of ordinary income distributions that may be considered qualified dividend income:

Fund	Qualified Dividend Income
U.S. Dollar Bullish Fund	$—
Chinese Yuan Strategy Fund	—
Emerging Currency Strategy Fund	—
Emerging Markets Corporate Bond Fund	—
Emerging Markets Local Debt Fund	—
Floating Rate Treasury Fund	—
Interest Rate Hedged High Yield Bond Fund	—
Interest Rate Hedged U.S. Aggregate Bond Fund	—
Mortgage Plus Bond Fund	—
Yield Enhanced U.S. Aggregate Bond Fund	—
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	—
Alternative Income Fund	9,196
CBOE S&P 500 PutWrite Strategy Fund	—
Efficient Gold Plus Equity Strategy Fund (consolidated)[1]	—
Efficient Gold Plus Gold Miners Strategy Fund (consolidated)[2]	—
Enhanced Commodity Strategy Fund (consolidated)	—
Managed Futures Strategy Fund (consolidated)	—
Target Range Fund[3]	—
[1]	For the period March 17, 2022 (commencement of operations) through August 31, 2022.

[2]	For the period December 16, 2021 (commencement of operations) through August 31, 2022.

[3]	For the period October 7, 2021 (commencement of operations) through August 31, 2022.

The Funds designate the following amount of ordinary income distributions paid during the fiscal year or period ended August 31, 2022 from qualified short-term gains and qualified interest income:

Fund	Qualified Short-Term Gains	Qualified Interest Income
U.S. Dollar Bullish Fund	0.00%	0.00%
Chinese Yuan Strategy Fund	100.00%	0.00%
Emerging Currency Strategy Fund	0.00%	0.00%
Emerging Markets Corporate Bond Fund	0.00%	3.65%
Emerging Markets Local Debt Fund	0.00%	0.25%
Floating Rate Treasury Fund	100.00%	100.00%
Interest Rate Hedged High Yield Bond Fund	0.00%	98.06%
Interest Rate Hedged U.S. Aggregate Bond Fund	0.00%	92.82%
Mortgage Plus Bond Fund	0.00%	100.00%
Yield Enhanced U.S. Aggregate Bond Fund	0.00%	100.00%
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	100.00%	92.40%
Alternative Income Fund	0.00%	0.00%
CBOE S&P 500 PutWrite Strategy Fund	0.00%	0.00%
Efficient Gold Plus Equity Strategy Fund (consolidated)[1]	0.00%	0.00%
Efficient Gold Plus Gold Miners Strategy Fund (consolidated)[2]	0.00%	0.00%
Enhanced Commodity Strategy Fund (consolidated)	100.00%	92.88%
Managed Futures Strategy Fund (consolidated)	0.00%	91.40%
Target Range Fund[3]	0.00%	0.00%
[1]	For the period March 17, 2022 (commencement of operations) through August 31, 2022.

[2]	For the period December 16, 2021 (commencement of operations) through August 31, 2022.

[3]	For the period October 7, 2021 (commencement of operations) through August 31, 2022.

WisdomTree Trust	197

Supplemental Information (unaudited) (concluded)

The following represents the percentage of dividends paid during the fiscal year or period ended August 31, 2022, that qualify for the 70% dividends received deduction for corporate shareholders:

Fund	Dividends-Received Deduction
U.S. Dollar Bullish Fund	—
Chinese Yuan Strategy Fund	—
Emerging Currency Strategy Fund	—
Emerging Markets Corporate Bond Fund	—
Emerging Markets Local Debt Fund	—
Floating Rate Treasury Fund	—
Interest Rate Hedged High Yield Bond Fund	—
Interest Rate Hedged U.S. Aggregate Bond Fund	—
Mortgage Plus Bond Fund	—
Yield Enhanced U.S. Aggregate Bond Fund	—
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	—
Alternative Income Fund	0.12%
CBOE S&P 500 PutWrite Strategy Fund	—
Efficient Gold Plus Equity Strategy Fund (consolidated)[1]	—
Efficient Gold Plus Gold Miners Strategy Fund (consolidated)[2]	—
Enhanced Commodity Strategy Fund (consolidated)	—
Managed Futures Strategy Fund (consolidated)	—
Target Range Fund[3]	—
[1]	For the period March 17, 2022 (commencement of operations) through August 31, 2022.

[2]	For the period December 16, 2021 (commencement of operations) through August 31, 2022.

[3]	For the period October 7, 2021 (commencement of operations) through August 31, 2022.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries during the fiscal year or period ended August 31, 2022. The gross foreign source income and foreign taxes paid are as follows:

Fund	Gross Foreign Income	Foreign Taxes Paid
U.S. Dollar Bullish Fund	$—	$—
Chinese Yuan Strategy Fund	—	—
Emerging Currency Strategy Fund	—	—
Emerging Markets Corporate Bond Fund	—	—
Emerging Markets Local Debt Fund	5,764,049	177,584
Floating Rate Treasury Fund	—	—
Interest Rate Hedged High Yield Bond Fund	—	—
Interest Rate Hedged U.S. Aggregate Bond Fund	—	—
Mortgage Plus Bond Fund	—	—
Yield Enhanced U.S. Aggregate Bond Fund	—	—
Yield Enhanced U.S. Short-Term Aggregate Bond Fund	—	—
Alternative Income Fund	—	—
CBOE S&P 500 PutWrite Strategy Fund	—	—
Efficient Gold Plus Equity Strategy Fund (consolidated)[1]	—	—
Efficient Gold Plus Gold Miners Strategy Fund (consolidated)[2]	—	—
Enhanced Commodity Strategy Fund (consolidated)	—	—
Managed Futures Strategy Fund (consolidated)	—	—
Target Range Fund[3]	—	—
[1]	For the period March 17, 2022 (commencement of operations) through August 31, 2022.

[2]	For the period December 16, 2021 (commencement of operations) through August 31, 2022.

[3]	For the period October 7, 2021 (commencement of operations) through August 31, 2022.

198	WisdomTree Trust

General Information (unaudited)

Proxy Voting Policies, Procedures and Record

A complete copy of the Proxy Voting Policy may be obtained upon request, at no charge, by calling 1-866-909-WISE (9473) or writing to: WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza Suite 100, Portland, ME, 04101.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the most recent

12-month period ended June 30 and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Funds is available at no charge upon request by calling 1-866-909-WISE (9473) or through the Trust’s website at www.wisdomtree.com. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. Copies of the filings are available, without charge, on the SEC’s website at www.sec.gov and are also available by calling the Trust at 1-866-909-WISE (9473). Copies of the filings may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Information about each Fund’s portfolio holdings is available daily, without charge, at www.wisdomtree.com.

The Statement of Additional Information (“SAI”) has additional information about the Funds’ Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

Frequency Distribution of Discounts & Premiums

Information about differences between the per share net asset value of each Fund and the market trading price of shares of each Fund are available, without charge, at www.wisdomtree.com.

WisdomTree Trust	199

The WisdomTree Funds are exchange traded funds (“ETFs”) registered with the United States Securities and Exchange Commission as separate series (“Funds”) of WisdomTree Trust (“Trust”). WisdomTree Asset Management, Inc., a wholly owned subsidiary of WisdomTree Investments, Inc., serves as the investment adviser to the Trust. None of the WisdomTree entities are affiliated with Foreside Fund Services, LLC, the Funds’ distributor. WisdomTree Investments, its affiliates and their independent providers are not liable for any informational errors, incompleteness, delays, or for any actions taken in reliance on information contained herein.

There are risks associated with investing including possible loss of principal. Foreign investing involves special risks, such as risk of loss from currency fluctuation or political or economic uncertainty. Investments in real estate involve additional special risks, such as credit risk, interest rate fluctuations and the effect of varied economic conditions. Funds that focus their investments in one country or region may be significantly impacted by events and developments associated with the region which can adversely affect performance. Funds focusing on a single sector and/or smaller companies generally experience greater price volatility. Investments in emerging, offshore or frontier markets are generally less liquid and less efficient than investments in developed markets and are subject to additional risks, such as risks of adverse governmental regulation and intervention or political developments. Investments in currency involve additional special risks, such as credit risk and interest rate fluctuations. Derivative investments can be volatile and these investments may be less liquid than other securities, and more sensitive to the effect of varied economic conditions. As these Funds can have a high concentration in some issuers the Funds can be adversely impacted by changes affecting such issuers.

Fixed income investments are subject to interest rate risk; their value will normally decline as interest rates rise. In addition, when interest rates fall, income may decline. Fixed income investments are also subject to credit risk, the risk that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. High-yield or “junk” bonds have lower credit ratings and involve a greater risk to principal. One of the risks associated with the Efficient Gold Plus Equity Strategy Fund (GDE), the Efficient Gold Plus Gold Miners Strategy Fund (GDMN), the Enhanced Commodity Strategy Fund (GCC) and the Managed Futures Strategy Fund (WTMF) is the complexity of the different factors which contribute to the Funds’ performance, as well as their correlation (or non-correlation) to other asset classes. These factors include use of long and short positions in commodity futures contracts, foreign currency contracts, swaps and other derivatives. An investment in GDE, GDMN, GCC and WTMF is speculative and involves a substantial degree of risk. GDMN, GCC and WTMF should not be used as a proxy for taking long only (or short only) positions in commodities or currencies. In markets without sustained price trends or markets that quickly reverse or “whipsaw” GDE, GDMN, GCC and WTMF may suffer significant losses. Unlike typical exchange-traded funds, there are no indexes that the actively managed Currency Strategy Funds, actively managed Fixed Income Funds or GDE, GDMN, GCC and WTMF attempt to track or replicate. Thus, the ability of these Funds to achieve their objectives will depend on the effectiveness of the portfolio manager. Due to the investment strategy of certain Funds they may make higher capital gain distributions than other ETFs. Please read the Fund’s prospectus for specific details regarding the Fund’s risk profile.

Commodities and futures are generally volatile and are not suitable for all investors. Investments in commodities may be affected by overall market movements, changes in interest rates and other factors such as weather, disease, embargoes and international economic and political developments.

Indexes are unmanaged and you cannot invest directly in an index.

Transactions in Fund shares will result in brokerage commissions and will generate tax consequences. Shares may be sold through brokerage accounts, but may be redeemed from the Funds by Authorized Participants in large creation unit sizes of shares.

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

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WisdomTree Fund shares are distributed by Foreside Fund Services, LLC, in the U.S.

WTGM-6874

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	The code of ethics is attached hereto as exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial expert serving on the registrant’s audit committee is David Chrencik, who is an independent trustee of the registrant, as that term is defined under Item 3(a) (2).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $401,756 for 2022 and $341,971 for 2021.

Audit-Related Fees

(b)

The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2022 and $0 for 2021.

Tax Fees

(c)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $165,248 for 2022 and $128,157 for 2021.

All Other Fees

(d)

The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2022 and $0 for 2021.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Per Rule 2-01(c) (7) (A), the registrant’s audit committee charter provides that the audit committee shall select and approve in advance the retention of independent accountants to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve prior to appointment the engagement of the principal accountant to provide other audit services to the registrant or to provide non-audit services to the registrant, its investment adviser, or any entity controlling, controlled by, or under common control with its investment adviser (“adviser/affiliate”) that provides ongoing services to the registrant, if the engagement by the investment adviser or adviser affiliate relates directly to the operations and financial reporting of the registrant. The audit committee must also, prior to appointment of the engagement of the principal accountant, review and approve the fees proposed to be charged to the registrant by the auditors for each audit and non-audit service. The audit committee must also consider whether non-audit services provided by the registrant’s principal accountant to the registrant’s investment adviser, or adviser/affiliate that provides ongoing services to the registrant are compatible with maintaining the auditor’s independence.

(e)(2)	The registrant’s audit committee has approved 100% of services described in each of Items 4(b) through (d) pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $165,248 for 2022 and $128,157 for 2021.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act. The registrant’s audit committee members are David Chrencik, Melinda Raso Kirstein and Victor Ugolyn.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	WisdomTree Trust

By (Signature and Title)	/s/ Jonathan Steinberg
Jonathan L. Steinberg, President
(principal executive officer)

Date: November 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jonathan Steinberg
Jonathan L. Steinberg, President
(principal executive officer)
Date: November 8, 2022

By (Signature and Title)	/s/ David Castano
David Castano, Treasurer
(principal financial officer)

Date: November 8, 2022